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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7428
ING Mutual Funds
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2012 to October 31, 2013

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-l under the Act (17 CFR 270.30e-l):

Annual Report

October 31, 2013

Classes A, B, C, I, O, R and W

■  ING Global Real Estate Fund

■  ING International Real Estate Fund

  E-Delivery Sign-up — details inside
This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Summary Portfolios of Investments	26
Tax Information	32
Shareholder Meeting Information	33
Trustee and Officer Information	35
Additional Information	39

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Looking ahead with confidence

Dear Shareholder,

It seems that every few years some pundits claim that diversification is dead and that the United States is the only market worthy of investment for the foreseeable future. Generally, these pundits are proven wrong, as they were in the third quarter of 2013. Despite a summer filled with worries such as less economic stimulus from the Federal Reserve, potential war in the Middle East and rising interest rates, equity markets turned in strong performances, most notably the resurgent global markets. Meanwhile the dramatic comeback of global fixed income provided perhaps the biggest surprise of all.

The swift recovery of the international developed and emerging markets illustrates the need to remain well-diversified. Though it can be tempting to time diversification, in our view it is misguided to continuously tilt portfolios one way or the other in an effort to counter bouts of uncertainty. One should not play games with diversification; investing during uncertain times requires effective, disciplined strategy — broad global diversification that casts a net as far and wide as possible — to pursue reduced risk and increased return. If you are contemplating any changes to your investment portfolio, please make sure to discuss them thoroughly with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we will remain committed to delivering unmatched client service with a focus on sustainable long-term investment results.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 15, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Please see the “Additional Information” section regarding rebranding details on page 39.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2013

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) surged 16.70%; however, there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy, which kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months after April, but by the end of October the return for the whole fiscal year had improved to 27.77%. (The MSCI World IndexSM returned 25.77% for the one year ended October 31, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t worry unduly.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8%. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time.

Soothed by these and later words of comfort in July, investors drove the Index to a high for the year on August 2, only to retreat 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East; however, it was only a pause. On September 18 the Federal Reserve was expected to announce the imminent tapering of its bond purchases. Perhaps investors were becoming reconciled to it, because by the time Chairman Bernanke started his address, Middle East tensions having eased, the Index was again at a new peak. It received another boost when he surprised the world by saying that purchases would be maintained at present levels.

The next jolt to investor sentiment was Congressional gridlock, which shut the government down and threatened a debt ceiling crisis of the type that hit markets so hard in 2011. A deal to postpone the day of reckoning for a few months was reached on October 16. Markets quickly regained their poise and the fiscal year ended with the Index fractionally off its high.

By then unemployment had edged down to 7.2%, albeit with sluggish job creation, the economy was growing at 2.5% and core inflation was tame at 1.7%. An unexciting picture no doubt, but it also meant that an early tapering of Federal Reserve bond purchases against a fraught political backdrop, was unlikely. This was enough, many commentators argued, to support stock prices...for now.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 1.08% over the fiscal year, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to small positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 9.28%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.40%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 8.86%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 27.18%, barely off its October 29 record closing high. The consumer discretionary sector did best with a gain of 40.15%, followed by industrials 35.85%. The worst performers were the utilities sector at 9.51% and telecommunications at 12.66%. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last, given that the share of profits in national income was historically high?

In currencies the dollar fell 4.59% against the euro during the twelve months on better economic news from the euro zone. The dollar gained just 0.55% against the pound, which recovered from the loss of the U.K.’s Aaa credit rating, again on improving data. But the dollar soared 23.30% on the yen, almost all in the first half, due to the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded to the upside by 64.48% during the fiscal year. Encouragingly, gross domestic product (“GDP”) grew at 3.8% annualized in the second quarter of 2013 after 4.1% in the first. Core consumer prices stopped falling year over year for the first time since 2008. The MSCI Europe ex UK® Index rose 26.47%, the euro zone finally recording a slim quarterly GDP growth rate of 0.3% after six straight quarterly declines. The closely watched composite purchasing managers’ index registered expansion in July after 17 months of contraction. But there was still much to do, with unemployment at a record 12.2% and consumer price inflation ominously decelerating to 0.7%. The MSCI UK® Index added 20.70%, held back by lagging energy and materials sectors. GDP in the third quarter of 2013 registered an improved 0.8% growth rate and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Developed ex-US Property Index
An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

3

ING GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2013 (as a percentage of net assets)
United States	45.5%
Japan	19.7%
Australia	7.2%
Hong Kong	7.0%
France	5.9%
United Kingdom	5.6%
Singapore	4.1%
Canada	0.9%
Sweden	0.8%
Germany	0.8%
Countries between 0.1%–0.8%ˆ	1.7%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 4 countries, which each represents 0.1%–0.8% of net assets.
Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.53%, compared to the S&P Developed Property Index, which returned 14.43% for the same period.

Portfolio Specifics: Global real estate stocks have generated positive total return over the past twelve months as property fundamentals have gradually improved. Property companies have benefited from stability in the equity markets, a sense of diminished “tail risk” in global macro-economic conditions and accommodative capital markets, which have led to an increasingly active transactions market for property companies — fueled by access to attractively priced equity and debt capital despite a rise in interest rates. During the period, European property stocks posted the best performance, up 19.3%, while the Asia-Pacific region and the Americas delivered total returns of 16.9% and 10.9%, respectively.

During the period, the Fund trailed its benchmark primarily as the result of sub-par stock selection. While stock selection added value in Japan, it was more than offset by the underperformance of portfolio holdings in the U.S., Europe and Hong Kong. In the U.S., stock selection was negatively impacted as the result of a yield chasing rally, which occurred during the first part of 2013 and accounted for the significant amount of the relative shortfall during the period. This underperformance occurred primarily during the first quarter of the year as the outperformance of high dividend yield stocks was dramatic, with the highest yielding stocks outperforming the lowest yielding stocks by almost 10%. The yield rally ended with Bernanke’s tapering comments in May as the market reverted to a more normalized state, favoring companies that deliver strong fundamentals and solid earnings growth. In the period following Bernanke’s tapering comments, U.S. stock selection has added value. In Europe, portfolio holdings in the German residential sector underperformed during the period. In Hong Kong, our bias toward the commercial sectors hurt performance as these stocks have posted lackluster returns despite a modestly improving economic climate. Asset allocation decisions negatively impacted relative performance as the benefit of good positioning in Europe, due in large part to an overweight to the outperforming U.K. market, as well as an underweight to the underperforming Canadian market was overshadowed by an overweight to the underperforming Hong Kong market as well as positioning decisions in Australia.

Top Ten Holdings as of October 31, 2013 (as a percentage of net assets)
Mitsubishi Estate Co., Ltd.	4.3%
Mitsui Fudosan Co., Ltd.	4.0%
Simon Property Group, Inc.	3.6%
Unibail-Rodamco SE	3.1%
Host Hotels & Resorts, Inc.	2.7%
Sumitomo Realty & Development Co., Ltd.	2.4%
Health Care Real Estate Investment Trust, Inc.	2.4%
ProLogis, Inc.	2.3%
Land Securities Group PLC	1.9%
SL Green Realty Corp.	1.9%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: Portfolio positioning is focused on investing in what we believe are attractively priced companies, geographies and property sectors that stand to benefit the most from improving economic conditions. Positioning notably includes overweight positions in the Japanese property companies as well as U.S. REITs with a focus on the more economically sensitive company profiles and property types and a corresponding underweight in the more “bond-like” property types. Additionally, our view on European property companies is evolving to be more positive since we believe the investment environment is improving. The rationale for a global listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, attractive valuations and the continued, gradual spread of the REIT structure globally. Real estate fundamentals will, as always, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to expect total return looking forward to be anchored by a dividend yield plus growth in cash flow per share as economic growth continues, albeit below its long-term average.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class I June 3, 2005	Since Inception of Class O November 15, 2006	Since Inception of Class R August 5, 2011	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	5.13%	11.19%	8.92%	—	—	—	—
Class B(2)	5.74%	11.41%	8.74%	—	—	—	—
Class C(3)	9.72%	11.66%	8.75%	—	—	—	—
Class I	11.83%	12.88%	—	6.73%	—	—	—
Class O	11.52%	12.51%	—	—	1.72%	—	—
Class R	11.28%	—	—	—	—	12.08%	—
Class W	11.84%	12.83%	—	—	—	—	3.47%
Excluding Sales Charge:
Class A	11.53%	12.52%	9.57%	—	—	—	—
Class B	10.74%	11.67%	8.74%	—	—	—	—
Class C	10.72%	11.66%	8.75%	—	—	—	—
Class I	11.83%	12.88%	—	6.73%	—	—	—
Class O	11.52%	12.51%	—	—	1.72%	—	—
Class R	11.28%	—	—	—	—	12.08%	—
Class W	11.84%	12.83%	—	—	—	—	3.47%
S&P Developed Property Index	14.43%	16.07%	9.87%	6.73%	2.23%	15.55%	4.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover.

The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

5

ING INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2013 (as a percentage of net assets)
Japan	34.0%
Hong Kong	14.7%
Australia	13.4%
United Kingdom	9.6%
Singapore	8.7%
France	7.5%
Canada	2.5%
Germany	2.5%
Sweden	1.6%
Switzerland	1.3%
Countries between 0.3%–1.0%ˆ	3.2%
Assets in Excess of Other Liabilities	1.0%
Net Assets	100.0%
ˆ Includes 5 countries, which each represents 0.3%–1.0% of net assets.
Portfolio holdings are subject to change daily.

ING International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.70% compared to the S&P Developed ex-US Property Index which returned 16.55% for the same period.

Portfolio Specifics: International real estate companies generated positive total return over the past twelve months. Property companies have benefited from stability in the equity markets, a sense of diminished “tail risk” in global macro-economic conditions, improving property fundamentals, and accommodative capital markets, which have led to an increasingly active transactions market for property companies. During the period, European property stocks posted the best performance, up 19.3%, while the Asia-Pacific region and the Americas delivered total returns of 16.9% and –2.2%, respectively.

During the period and gross of fees, the Fund trailed the benchmark return primarily because good stock selection was offset by the impact of asset allocation decisions. Stock selection in Japan was the largest contributor to relative performance during the period as portfolio holdings in a number of Tokyo-focused property companies delivered strong performance during the period. Japan was the best-performing major market over the past twelve months, largely the result of a favorable investment environment, aided by Prime Minister Abe’s economic policies as well as an inflation targeting strategy employed by the Bank of Japan. This has been accompanied by evidence of improving property fundamentals, especially in the Toyko office market. Stock selection in Europe and the Americas detracted from relative performance during the period. Asset allocation decisions negatively impacted relative performance as the benefit of favorable positioning in the Americas and the Asia-Pacific regions was more than offset by the impact of cash drag in a strong market as well as an underweight to the outperforming U.K. market.

Top Ten Holdings as of October 31, 2013 (as a percentage of net assets)
Mitsubishi Estate Co., Ltd.	6.4%
Mitsui Fudosan Co., Ltd.	5.4%
Sumitomo Realty & Development Co., Ltd.	4.3%
Sun Hung Kai Properties Ltd.	4.3%
Unibail-Rodamco SE	4.0%
Cheung Kong Holdings Ltd.	3.4%
Link Real Estate Investment Trust	2.8%
Westfield Group	2.8%
Land Securities Group PLC	2.6%
Nippon Building Fund, Inc.	2.6%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Portfolio positioning is focused on investing in what we believe are attractively priced companies, geographies and property sectors that stand to benefit the most from improving economic conditions. Positioning notably includes an overweight position in the Japanese property companies as well as modest underweight to Australia. We remain cautious on the Hong Kong and Singapore markets as the result of government policies that focus on controlling price appreciation in the residential markets. Our view on European property companies is evolving to be more positive since we believe the investment environment is improving and economies are beginning to show signs of modest but fragile growth. We continue to underweight the Canadian market because we believe fundamentals remain soft and there are concerns regarding supply.

The rationale for an international listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the REIT structure globally. Real estate fundamentals will, as always, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to expect total return looking forward to be anchored by a dividend yield plus growth in cash flow per share as economic growth continues.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	Since Inception of Classes A, B, C and I February 28, 2006	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	8.09%	10.90%	2.98%	—
Class B(2)	8.96%	11.14%	3.02%	—
Class C(3)	12.88%	11.40%	3.01%	—
Class I	15.04%	12.56%	4.10%	—
Class W	15.06%	12.60%	—	1.78%
Excluding Sales Charge:
Class A	14.70%	12.22%	3.78%	—
Class B	13.96%	11.40%	3.02%	—
Class C	13.88%	11.40%	3.01%	—
Class I	15.04%	12.56%	4.10%	—
Class W	15.06%	12.60%	—	1.78%
S&P Developed ex-US Property Index	16.55%	16.64%	4.35%	2.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2013*	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2013*
ING Global Real Estate Fund
Class A	$1,000.00	$945.00	1.24%	$6.08	$1,000.00	$1,018.95	1.24%	$6.31
Class B	1,000.00	941.50	1.99	9.74	1,000.00	1,015.17	1.99	10.11
Class C	1,000.00	940.90	1.99	9.74	1,000.00	1,015.17	1.99	10.11
Class I	1,000.00	946.00	0.97	4.76	1,000.00	1,020.32	0.97	4.94
Class O	1,000.00	944.50	1.24	6.08	1,000.00	1,018.95	1.24	6.31
Class R	1,000.00	943.80	1.49	7.30	1,000.00	1,017.69	1.49	7.58
Class W	1,000.00	946.30	0.99	4.86	1,000.00	1,020.21	0.99	5.04
ING International Real Estate Fund
Class A	$1,000.00	$951.70	1.45%	$7.13	$1,000.00	$1,017.90	1.45%	$7.38
Class B	1,000.00	948.80	2.20	10.81	1,000.00	1,014.12	2.20	11.17
Class C	1,000.00	948.80	2.20	10.81	1,000.00	1,014.12	2.20	11.17
Class I	1,000.00	954.10	1.14	5.61	1,000.00	1,019.46	1.14	5.80
Class W	1,000.00	953.10	1.20	5.91	1,000.00	1,019.16	1.20	6.11

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Global Real Estate Fund and ING International Real Estate Fund, each a series of ING Mutual Funds, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of ING Mutual Funds as of October 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2013

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013

	ING Global Real Estate Fund	ING International Real Estate Fund
ASSETS:
Investments in securities at fair value+*	$4,948,349,347	$566,601,548
Short-term investments at fair value**	39,872,525	—
Total investments at fair value	$4,988,221,872	$566,601,548
Cash	—	4,965,294
Foreign currencies at value***	3,464	8,617
Receivables:
Investment securities sold	27,909,982	2,802,512
Fund shares sold	10,772,117	246,612
Dividends	8,282,361	1,186,741
Foreign tax reclaims	152,484	23,272
Prepaid expenses	133,084	12,901
Reimbursement due from manager	—	4,926
Total assets	5,035,475,364	575,852,423

LIABILITIES:
Payable for investment securities purchased	32,151,126	2,493,203
Payable for fund shares redeemed	7,913,057	148,623
Payable upon receipt of securities loaned	1,995,981	—
Payable for investment management fees	3,016,767	452,359
Payable for administrative fees	425,654	48,582
Payable for distribution and shareholder service fees	534,484	56,720
Payable for trustee fees	24,418	2,720
Other accrued expenses and liabilities	1,430,833	362,347
Total liabilities	47,492,320	3,564,554
NET ASSETS	$4,987,983,044	$572,287,869
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,585,426,220	$757,013,942
Undistributed (distributions in excess of) net investment income	(18,484,516)	21,457,119
Accumulated net realized loss	(885,076,122)	(361,320,627)
Net unrealized appreciation	1,306,117,462	155,137,435
NET ASSETS	$4,987,983,044	$572,287,869

________________

+ Including securities loaned at value	$1,830,938	$—
* Cost of investments in securities	$3,642,240,227	$411,465,553
** Cost of short-term investments	$39,872,525	$—
*** Cost of foreign currencies	$3,478	$8,525

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013 (CONTINUED)

	ING Global Real Estate Fund	ING International Real Estate Fund
Class A
Net assets	$1,520,286,822	$192,224,609
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	80,641,219	19,888,736
Net asset value and redemption price per share†	$18.85	$9.66
Maximum offering price per share (5.75%)(1)	$20.00	$10.25

Class B
Net assets	$10,867,329	$1,554,202
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	707,024	161,238
Net asset value and redemption price per share†	$15.37	$9.64

Class C
Net assets	$228,912,529	$17,162,951
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	13,980,181	1,782,347
Net asset value and redemption price per share†	$16.37	$9.63

Class I
Net assets	$2,824,712,043	$331,720,887
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	149,815,069	34,290,162
Net asset value and redemption price per share	$18.85	$9.67

Class O
Net assets	$14,156,707	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	750,834	n/a
Net asset value and redemption price per share	$18.85	n/a

Class R
Net assets	$733,464	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	38,978	n/a
Net asset value and redemption price per share	$18.82	n/a

Class W
Net assets	$388,314,150	$29,625,220
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	20,554,980	3,052,785
Net asset value and redemption price per share	$18.89	$9.70

________________

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2013

	ING Global Real Estate Fund	ING International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$122,304,544	$15,743,685
Interest	489	964
Securities lending income, net	70,442	—
Total investment income	122,375,475	15,744,649

EXPENSES:
Investment management fees	34,612,166	5,100,181
Distribution and shareholder service fees:
Class A	3,841,697	468,039
Class B	122,185	16,000
Class C	2,260,134	168,741
Class O	36,418	—
Class R	6,332	—
Transfer agent fees:
Class A	1,797,521	103,260
Class B	14,140	882
Class C	264,441	9,319
Class I	2,594,671	17,825
Class O	16,933	—
Class R	1,447	—
Class W	472,862	14,808
Administrative service fees	4,882,044	543,768
Shareholder reporting expense	719,804	40,255
Registration fees	300,963	63,557
Professional fees	359,366	52,901
Custody and accounting expense	1,244,473	367,105
Trustee fees	146,504	16,318
Miscellaneous expense	192,629	29,219
Interest expense	30,324	2,992
Total expenses	53,917,054	7,015,170
Net waived and reimbursed fees	—	(35,390)
Net expenses	53,917,054	6,979,780
Net investment income	68,458,421	8,764,869
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	153,627,458	31,766,671
Capital gain distributions from unaffiliated underlying funds	468	—
Foreign currency related transactions	(1,732,906)	(307,472)
Net realized gain	151,895,020	31,459,199
Net change in unrealized appreciation on:
Investments	300,119,595	33,755,082
Foreign currency related transactions	112,163	21,228
Net change in unrealized appreciation	300,231,758	33,776,310
Net realized and unrealized gain	452,126,778	65,235,509
Increase in net assets resulting from operations	$520,585,199	$74,000,378

________________

* Foreign taxes withheld	$6,976,111	$1,587,192

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Real Estate Fund		ING International Real Estate Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$68,458,421	$67,129,042	$8,764,869	$11,127,941
Net realized gain (loss)	151,895,020	9,048,574	31,459,199	(1,670,122)
Net change in unrealized appreciation	300,231,758	448,770,313	33,776,310	69,114,346
Increase in net assets resulting from operations	520,585,199	524,947,929	74,000,378	78,572,165

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(57,674,100)	(22,875,471)	(12,106,441)	(3,992,144)
Class B	(502,805)	(190,386)	(92,385)	(27,741)
Class C	(8,184,137)	(2,709,030)	(957,705)	(261,669)
Class I	(109,080,555)	(44,926,386)	(20,685,622)	(7,188,197)
Class O	(556,793)	(244,508)	—	—
Class R	(47,367)	(8,819)	—	—
Class W	(16,119,032)	(6,220,786)	(1,688,665)	(419,193)
Return of capital:
Class A	—	(4,621,844)	—	—
Class B	—	(64,049)	—	—
Class C	—	(843,782)	—	—
Class I	—	(6,408,486)	—	—
Class O	—	(49,558)	—	—
Class R	—	(10)	—	—
Class W	—	(991,840)	—	—
Total distributions	(192,164,789)	(90,154,955)	(35,530,818)	(11,888,944)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,875,738,716	1,819,038,570	102,541,858	111,807,066
Reinvestment of distributions	168,211,810	78,983,105	9,765,880	2,589,613
	2,043,950,526	1,898,021,675	112,307,738	114,396,679
Cost of shares redeemed	(1,871,468,778)	(1,286,609,169)	(87,911,946)	(146,317,570)
Net increase (decrease) in net assets resulting from capital share transactions	172,481,748	611,412,506	24,395,792	(31,920,891)
Net increase in net assets	500,902,158	1,046,205,480	62,865,352	34,762,330

NET ASSETS:
Beginning of year or period	4,487,080,886	3,440,875,406	509,422,517	474,660,187
End of year or period	$4,987,983,044	$4,487,080,886	$572,287,869	$509,422,517
Undistributed (distributions in excess of) net investment income at end of year or period	$(18,484,516)	$(31,375,577)	$21,457,119	$26,544,462

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Real Estate Fund
Class A
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24		1.24		1.27		1,520,287	38
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30		1.30		1.61		1,382,691	36
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	—	15.74	0.52	1.31	1.31		1.31		1.34		1,212,619	37
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	—	16.25	20.20	1.39	1.39	†	1.39	†	1.58	†	1,179,941	53
10-31-09	12.56	0.32	•	1.75	2.07	0.27	0.01	0.09	0.37	—	14.26	17.37	1.49	1.49	†	1.49	†	2.74	†	893,470	66
Class B
10-31-13	14.45	0.08	•	1.44	1.52	0.60	—	—	0.60	—	15.37	10.74	1.99	1.99		1.99		0.53		10,867	38
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05		2.05		0.87		12,849	36
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	13.02	(0.19)	2.06	2.06		2.06		0.57		14,716	37
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	—	13.54	19.33	2.14	2.14	†	2.14	†	0.88	†	20,350	53
10-31-09	10.66	0.20	•	1.46	1.66	0.22	0.01	0.08	0.31	—	12.01	16.39	2.24	2.24	†	2.24	†	2.06	†	22,218	66
Class C
10-31-13	15.35	0.08	•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99		1.99		0.52		228,913	38
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05		2.05		0.86		209,857	36
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	—	13.81	(0.19)	2.06	2.06		2.06		0.58		207,588	37
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	—	14.33	19.33	2.14	2.14	†	2.14	†	0.83	†	201,027	53
10-31-09	11.22	0.21	•	1.54	1.75	0.22	0.01	0.07	0.30	—	12.67	16.40	2.24	2.24	†	2.24	†	2.03	†	149,943	66
Class I
10-31-13	17.57	0.28	•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97		0.97		1.54		2,824,712	38
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00		1.00		1.88		2,495,254	36
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	—	15.75	0.92	0.99	0.99		0.99		1.65		1,709,220	37
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	—	16.25	20.65	0.99	0.99	†	0.99	†	1.89	†	1,232,413	53
10-31-09	12.57	0.35	•	1.76	2.11	0.30	0.01	0.11	0.42	—	14.26	17.76	1.12	1.12	†	1.12	†	2.96	†	457,742	66
Class O
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24		1.24		1.27		14,157	38
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30		1.30		1.61		13,974	36
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	—	15.74	0.51	1.31	1.31		1.31		1.33		13,521	37
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	—	16.25	20.19	1.39	1.39	†	1.39	†	1.61	†	14,861	53
10-31-09	12.55	0.32	•	1.76	2.08	0.27	0.01	0.09	0.37	—	14.26	17.38	1.49	1.49	†	1.49	†	2.76	†	13,575	66
Class R
10-31-13	17.52	0.20	•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49		1.49		1.06		733	38
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55		1.55		0.97		1,134	36
08-05-11(4)–10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	—	15.73	1.98	1.56	1.56		1.56		(0.56)		3	37
Class W
10-31-13	17.60	0.27		1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99		0.99		1.51		388,314	38
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05		1.05		1.82		371,321	36
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	—	15.77	0.78	1.06	1.06		1.06		1.59		283,208	37
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	—	16.28	20.52	1.14	1.14	†	1.14	†	1.81	†	248,192	53
10-31-09	12.59	0.34	•	1.78	2.12	0.31	0.01	0.11	0.43	—	14.28	17.78	1.12	1.12	†	1.12	†	2.88	†	151,558	66

ING International Real Estate Fund
Class A
10-31-13	8.99	0.13		1.15	1.28	0.61	—	—	0.61	—	9.66	14.70	1.46	1.45		1.45		1.44		192,225	50
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	—	8.99	17.90	1.47	1.50		1.50		2.23		179,398	44
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	—	7.81	(6.96)	1.47	1.47		1.47		1.84		189,499	66
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	—	8.85	12.46	1.50	1.50	†	1.50	†	1.77	†	240,779	60
10-31-09	6.91	0.17		1.57	1.74	0.17	—	—	0.17	—	8.48	25.77	1.73	1.53	†	1.53	†	2.43	†	116,989	72

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

ING International Real Estate Fund (continued)
Class B
10-31-13	8.96	0.06	•	1.15	1.21	0.53	—	—	0.53	—	9.64	13.96	2.21	2.20		2.20		0.69		1,554	50
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		1,682	44
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	—	7.78	(7.79)	2.22	2.22		2.22		1.06		2,088	66
10-31-10	8.44	0.08	•	0.86	0.94	0.56	—	—	0.56	—	8.82	11.74	2.25	2.25	†	2.25	†	1.05	†	3,019	60
10-31-09	6.88	0.12		1.56	1.68	0.12	—	—	0.12	—	8.44	24.82	2.48	2.28	†	2.28	†	1.78	†	3,875	72
Class C
10-31-13	8.96	0.07		1.14	1.21	0.54	—	—	0.54	—	9.63	13.88	2.21	2.20		2.20		0.69		17,163	50
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		16,340	44
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39	—	—	0.39	—	7.78	(7.64)	2.22	2.22		2.22		1.12		18,966	66
10-31-10	8.44	0.08	•	0.85	0.93	0.56	—	—	0.56	—	8.81	11.65	2.25	2.25	†	2.25	†	1.05	†	25,632	60
10-31-09	6.88	0.13		1.54	1.67	0.11	—	—	0.11	—	8.44	24.76	2.48	2.28	†	2.28	†	1.81	†	26,520	72
Class I
10-31-13	9.00	0.16		1.15	1.31	0.64	—	—	0.64	—	9.67	15.04	1.15	1.14		1.14		1.76		331,721	50
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	—	9.00	18.30	1.17	1.17		1.17		2.56		288,945	44
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49	—	—	0.49	—	7.82	(6.75)	1.14	1.14		1.14		2.08		253,837	66
10-31-10	8.49	0.18		0.85	1.03	0.65	—	—	0.65	—	8.87	12.90	1.17	1.17	†	1.17	†	2.13	†	365,799	60
10-31-09	6.92	0.19		1.57	1.76	0.19	—	—	0.19	—	8.49	26.12	1.23	1.23	†	1.23	†	2.80	†	387,251	72
Class W
10-31-13	9.02	0.15		1.16	1.31	0.63	—	—	0.63	—	9.70	15.06	1.21	1.20		1.20		1.70		29,625	50
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	—	9.02	18.15	1.22	1.22		1.22		2.20		23,057	44
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49	—	—	0.49	—	7.84	(6.76)	1.22	1.22		1.22		2.21		10,270	66
10-31-10	8.51	0.16	•	0.86	1.02	0.64	—	—	0.64	—	8.89	12.80	1.25	1.25	†	1.25	†	2.01	†	5,202	60
10-31-09	6.91	0.19		1.60	1.79	0.19	—	—	0.19	—	8.51	26.61	1.23	1.23	†	1.23	†	2.85	†	2,094	72

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013

NOTE 1 — ORGANIZATION

ING Mutual Funds (“IMF”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are sixteen separate active series, two of which are included in this report, (each, a “Fund” and collectively, the “Funds”): Global Real Estate and International Real Estate. Global Real Estate is a diversified series of the Trust and International Real Estate is a non-diversified series of the Trust.

Each Fund offers at least five or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in

16

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the investment adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually.

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

H.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$1,895,207,694	$1,798,274,628
International Real Estate	263,764,563	264,032,025

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% in excess of $500 million
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser for each of the Funds. The sub-adviser provides investment

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of the respective Funds.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor (“IID” or “Distributor”), a Delaware limited liability company, is the principal underwriter for the Funds. Each share class of the Funds, except Class I and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2013, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$126,464	$—
International Real Estate	6,330	—
Contingent Deferred Sales Charges:
Global Real Estate	$1,543	$4,718
International Real Estate	—	191

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2013, there were no indirect, wholly-owned subsidiaries of ING U.S., Inc. that owned more than 5% of the Funds.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2013, the below Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
International Real Estate	Custody	$188,422
	Postage	64,493
	Audit	22,817

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	2.00%	1.50%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%

20

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Pursuant to a side letter agreement, through March 1, 2014, ING Investments has further lowered the expense limits for Global Real Estate. If ING Investments elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreement will continue. The side letter agreement will renew if ING Investments elects to renew it. The side letter agreement will continue unless: (i) the Board approves a modification or termination of the side letter agreement; or (ii) the Management Agreement or the expense limitation agreement has been terminated.

Pursuant to a side letter agreement, effective January 1, 2013 through at least December 1, 2013, ING Investments and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If ING Investments and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreement will continue. The side letter agreement will renew if ING Investments and CBRE Clarion Securities LLC elect to renew it. The side letter agreement will continue unless: (i) the Board approves a modification or termination of the side letter agreement; or (ii) the Management Agreement or the expense limitation agreement has been terminated.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Real Estate(1)	1.65%	2.40%	2.40%	1.40%	1.65%	1.90%	1.40%
International Real Estate(1)(2)	1.45%	2.20%	2.20%	1.20%	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.
(2)	Prior to January 1, 2013, there was no side letter agreement for International Real Estate.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2013, the Funds did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual through March 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the line of credit was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	6	$42,462,597	1.16%
International Real Estate	20	4,594,500	1.16

21

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Global Real Estate
Class A
10/31/2013	32,897,624	2,839,857	(33,798,524)	1,938,957	607,093,663	51,506,752	(621,345,778)	37,254,637
10/31/2012	38,538,258	1,456,067	(38,319,157)	1,675,168	621,128,173	24,047,916	(608,477,258)	36,698,831
Class B
10/31/2013	9,831	27,212	(219,034)	(181,991)	146,005	403,121	(3,303,236)	(2,754,110)
10/31/2012	11,739	14,801	(267,951)	(241,411)	158,785	201,335	(3,611,650)	(3,251,530)
Class C
10/31/2013	2,937,760	373,885	(2,999,228)	312,417	47,495,427	5,896,667	(48,017,701)	5,374,393
10/31/2012	1,787,676	173,966	(3,327,634)	(1,365,992)	25,933,783	2,519,125	(47,606,213)	(19,153,305)
Class I
10/31/2013	55,514,979	5,271,133	(52,981,229)	7,804,883	1,022,893,996	95,607,851	(972,181,472)	146,320,375
10/31/2012	62,603,418	2,747,034	(31,894,762)	33,455,690	1,019,087,711	45,517,477	(522,767,690)	541,837,498
Class O
10/31/2013	124,268	849	(169,652)	(44,535)	2,291,753	15,381	(3,145,196)	(838,062)
10/31/2012	183,265	798	(247,523)	(63,460)	3,038,280	13,150	(4,134,776)	(1,083,346)
Class R
10/31/2013	80,205	2,551	(108,527)	(25,771)	1,467,662	46,182	(2,098,107)	(584,263)
10/31/2012	64,528	515	(488)	64,555	1,095,388	8,816	(8,194)	1,096,010
Class W
10/31/2013	10,471,846	810,632	(11,822,713)	(540,235)	194,350,210	14,735,856	(221,377,288)	(12,291,222)
10/31/2012	8,916,430	401,957	(6,180,324)	3,138,063	148,596,450	6,675,286	(100,003,388)	55,268,348
International Real Estate
Class A
10/31/2013	1,274,265	454,696	(1,797,069)	(68,108)	11,947,625	4,126,210	(16,686,755)	(612,920)
10/31/2012	1,008,164	111,736	(5,433,089)	(4,313,189)	7,978,838	877,091	(41,535,296)	(32,679,367)
Class B
10/31/2013	2,120	7,286	(35,820)	(26,414)	19,308	65,994	(332,610)	(247,308)
10/31/2012	2,854	2,496	(85,951)	(80,601)	21,681	19,618	(672,038)	(630,739)
Class C
10/31/2013	348,471	69,969	(460,558)	(42,118)	3,282,578	632,946	(4,256,346)	(340,822)
10/31/2012	97,977	21,910	(733,750)	(613,863)	772,746	172,293	(5,721,772)	(4,776,733)
Class I
10/31/2013	8,185,331	504,098	(6,516,664)	2,172,765	76,634,006	4,584,919	(60,376,334)	20,842,591
10/31/2012	11,016,293	180,733	(11,557,697)	(360,671)	84,817,266	1,434,775	(90,204,108)	(3,952,067)
Class W
10/31/2013	1,130,484	38,995	(671,899)	497,580	10,658,341	355,811	(6,259,901)	4,754,251
10/31/2012	2,323,879	10,780	(1,089,716)	1,244,943	18,216,535	85,836	(8,184,356)	10,118,015

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (International Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited

22

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 11 — CONCENTRATION OF RISKS (continued)

by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 12 — SECURITIES LENDING

Under an agreement with BNY the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2013, the following Fund had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Global Real Estate	$1,830,938	$1,995,981

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2013:

	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/(Losses)
Global Real Estate(1)(2)	$136,597,429	$(136,597,429)
International Real Estate(2)	21,678,606	(21,678,606)

(1)	Amounts are as of the Fund’s tax year ended December 31, 2012.
(2)	Amounts relate to the tax treatment of PFICs.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

23

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2013	Year Ended October 31, 2012
	Ordinary Income	Ordinary Income	Return of Capital
Global Real Estate(1)	$185,635,734	$42,768,770	$44,855,276
International Real Estate	35,530,818	11,888,944	—

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2012 and December 31, 2011.

Global Real Estate estimates that the tax composition of dividends and distributions to shareholders from January 1, 2013 to October 31, 2013 is $78,345,119 of ordinary income. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the calendar year, and will be reported to shareholders at that time.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Global Real Estate(1)	$8,605,924	$866,844,998	$(164,232,218)	2016
			(414,424,595)	2017
			(79,668,453)	2018
			(37,757,367)	None
			$(696,082,633)
International Real Estate	21,470,815	80,586,889	(26,312)	2014
			(2,556,095)	2015
			(67,952,089)	2016
			(159,911,905)	2017
			(43,046,092)	2018
			(8,974,059)	2019
			(4,309,586)	None
			$(286,776,138)

(1)	As of the Fund’s tax year ended December 31, 2012.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of October 31, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — LITIGATION

On September 6, 2013, ING Investments, LLC (“IIL”) received service in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (the “Action” or the “Complaint”) brought on behalf of the ING Global Real Estate Fund (the “Fund”). The Complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that IIL breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging excessive investment management fees. Among other things, the Complaint seeks an order awarding damages on behalf of the Fund against IIL, including repayment of all unlawful and or excessive investment management fees paid to it by the Fund from one year prior to the commencement of the Action through the date of trial in the Action, and (ii) a rescission of the advisory agreement between IIL and the Fund. Management has engaged Milbank, Tweed, Hadley & McCoy LLP to represent IIL in the Action. Management denies any wrongdoing and intends to vigorously defend against the allegations.

24

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 16 — SUBSEQUENT EVENTS

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

25

ING GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Australia: 7.2%
46,553,461		Dexus Property Group	$47,709,169	1.0
16,057,300		Federation Centres Ltd	37,684,094	0.7
12,708,650		Goodman Group	60,734,682	1.2
45,488,785		Mirvac Group	74,781,786	1.5
2,404,526		Westfield Group	24,606,794	0.5
23,444,461		Westfield Retail Trust	68,400,200	1.4
12,574,293		Other Securities	43,298,907	0.9
			357,215,632	7.2

		Austria: 0.1%
844,948		Other Securities	5,054,705	0.1

		Canada: 0.9%
1,349,800		Other Securities	46,421,461	0.9

		China: 0.3%
5,065,500		Other Securities	15,698,092	0.3

		France: 5.9%
1,402,756		Klepierre	62,915,586	1.2
586,214		Unibail-Rodamco SE	153,160,224	3.1
1,180,803		Other Securities	80,472,796	1.6
			296,548,606	5.9

		Germany: 0.8%
662,600	@	LEG Immobilien AG	37,785,230	0.8

		Hong Kong: 7.0%
4,095,109		Cheung Kong Holdings Ltd.	63,953,506	1.3
7,208,594		Hongkong Land Holdings Ltd.	44,334,035	0.9
13,029,900		Link Real Estate Investment Trust	65,548,800	1.3
5,187,000		Sun Hung Kai Properties Ltd.	67,943,105	1.4
6,689,146		Wharf Holdings Ltd.	56,290,919	1.1
28,151,286		Other Securities	51,210,580	1.0
			349,280,945	7.0

		Japan: 19.7%
449,100		Daito Trust Construction Co., Ltd.	45,854,799	0.9
7,054		Japan Real Estate Investment Corp.	80,591,322	1.6
37,251		Japan Retail Fund Investment Corp.	75,445,298	1.5
7,546,323		Mitsubishi Estate Co., Ltd.	215,671,084	4.3
6,025,288		Mitsui Fudosan Co., Ltd.	199,593,127	4.0
3,039		Nippon Building Fund, Inc.	37,595,161	0.8
2,708,700		Hulic Co. Ltd.	43,101,695	0.9
2,584,300		Sumitomo Realty & Development Co., Ltd.	122,279,877	2.4
5,395,478		Other Securities	163,830,186	3.3
			983,962,549	19.7

		Netherlands: 0.8%
878,878		Other Securities	37,588,193	0.8

COMMON STOCK: (continued)
		Singapore: 4.1%
39,824,600	L	CapitaCommercial Trust	$47,124,056	0.9
28,550,600		Global Logistic Properties Ltd.	70,871,314	1.4
64,866,449		Other Securities	87,311,255	1.8
			205,306,625	4.1

		Sweden: 0.8%
2,814,411		Other Securities	40,614,713	0.8

		Switzerland: 0.5%
293,052		Other Securities	25,187,464	0.5

		United Kingdom: 5.6%
973,670		Derwent Valley Holdings PLC	39,084,001	0.8
4,883,692		Great Portland Estates PLC	44,815,249	0.9
5,943,604		Hammerson PLC	50,364,875	1.0
6,119,961		Land Securities Group PLC	97,015,105	1.9
8,764,693		Other Securities	48,434,783	1.0
			279,714,013	5.6

		United States: 45.5%
345,608		AvalonBay Communities, Inc.	43,218,280	0.9
2,055,112		BioMed Realty Trust, Inc.	40,937,831	0.8
787,400		Boston Properties, Inc.	81,495,900	1.6
944,400		BRE Properties, Inc.	51,573,684	1.0
3,283,000		DDR Corp.	55,646,850	1.1
1,606,600		Douglas Emmett, Inc.	40,052,538	0.8
3,738,300		Duke Realty Corp.	61,943,631	1.3
1,703,000		Equity Residential	89,169,080	1.8
4,020,211		General Growth Properties, Inc.	85,349,080	1.7
1,870,600		Health Care Real Estate Investment Trust, Inc.	121,308,410	2.4
7,189,335		Host Hotels & Resorts, Inc.	133,362,164	2.7
1,210,600		Kilroy Realty Corp.	64,355,496	1.3
2,857,300		Kimco Realty Corp.	61,374,804	1.2
1,930,775		Liberty Property Trust	71,805,522	1.5
1,362,141		Macerich Co.	80,652,369	1.6
958,000		Post Properties, Inc.	43,818,920	0.9
2,897,902		ProLogis, Inc.	115,771,185	2.3
467,924		Public Storage, Inc.	78,129,270	1.6
1,173,720		Simon Property Group, Inc.	181,398,426	3.6
997,030		SL Green Realty Corp.	94,289,127	1.9
2,990,055		UDR, Inc.	74,183,265	1.5
800,704		Ventas, Inc.	52,237,929	1.1
1,013,702		Vornado Realty Trust	90,280,300	1.8
20,083,822		Other Securities	455,617,058	9.1
			2,267,971,119	45.5

		Total Common Stock (Cost $3,642,240,227)	4,948,349,347	99.2

See Accompanying Notes to Financial Statements

26

ING GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc(1): 0.0%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%–7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14–10/01/43)	$1,000,000	0.0
995,981	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $995,984, collateralized by various U.S. Government Agency Obligations, 3.000%–3.500%, Market Value plus accrued interest $1,015,901, due 09/20/42–05/20/43)	995,981	0.0
		1,995,981	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
37,876,543	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $37,876,544)	37,876,544	0.8

	Total Short-Term Investments (Cost $39,872,525)	39,872,525	0.8

	Total Investments in Securities (Cost $3,682,112,752)	$4,988,221,872	100.0
	Liabilities in Excess of Other Assets	(238,828)	—
	Net Assets	$4,987,983,044	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $4,008,211,226.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,133,073,046
Gross Unrealized Depreciation	(153,062,400)
Net Unrealized Appreciation	$980,010,646

REIT Diversification	Percentage of Net Assets
Retail REITs	23.1%
Diversified Real Estate Activities	15.8
Diversified REITs	14.6
Office REITs	12.9
Specialized REITs	8.1
Residential REITs	7.3
Real Estate Operating Companies	5.6
Industrial REITs	4.5
Hotels, Resorts & Cruise Lines	4.2
Real Estate Development	3.1
Assets in Excess of Other Liabilities*	0.8
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

27

ING GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$357,215,632	$—	$357,215,632
Austria	5,054,705	—	—	5,054,705
Canada	46,421,461	—	—	46,421,461
China	—	15,698,092	—	15,698,092
France	10,463,563	286,085,043	—	296,548,606
Germany	37,785,230	—	—	37,785,230
Hong Kong	—	349,280,945	—	349,280,945
Japan	—	983,962,549	—	983,962,549
Netherlands	—	37,588,193	—	37,588,193
Singapore	—	205,306,625	—	205,306,625
Sweden	—	40,614,713	—	40,614,713
Switzerland	—	25,187,464	—	25,187,464
United Kingdom	12,197,471	267,516,542	—	279,714,013
United States	2,267,971,119	—	—	2,267,971,119
Total Common Stock	2,379,893,549	2,568,455,798	—	4,948,349,347
Short-Term Investments	37,876,544	1,995,981	—	39,872,525
Total Investments, at fair value	$2,417,770,093	$2,570,451,779	$—	$4,988,221,872

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

28

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Australia: 13.4%
4,233,496		Commonwealth Property Office Fund	$4,789,641	0.8
4,249,835		Dexus Property Group	4,355,339	0.8
3,920,617		Federation Centres Ltd	9,201,105	1.6
2,507,263		Goodman Group	11,982,218	2.1
6,601,711		Mirvac Group	10,852,955	1.9
2,216,371		Stockland	8,400,357	1.5
1,542,558		Westfield Group	15,785,817	2.8
1,015,912		Westfield Retail Trust	2,963,966	0.5
4,785,118		Other Securities	8,137,221	1.4
			76,468,619	13.4

		Austria: 0.9%
983,785		Other Securities	5,027,061	0.9

		Brazil: 0.2%
145,000		Other Securities	1,416,168	0.2

		Canada: 2.5%
109,100		Boardwalk Real Estate Investment Trust	6,206,034	1.1
208,200		RioCan Real Estate Investment Trust	5,081,945	0.9
109,100		Other Securities	3,025,062	0.5
			14,313,041	2.5

		China: 1.0%
4,797,000		Other Securities	5,502,406	1.0

		Finland: 0.4%
445,200		Other Securities	2,307,059	0.4

		France: 7.5%
68,912		Icade	6,338,520	1.1
109,954		Klepierre	4,931,592	0.9
166,300		Mercialys	3,584,490	0.6
88,438		Unibail-Rodamco SE	23,106,210	4.0
47,647		Other Securities	5,167,977	0.9
			43,128,789	7.5

		Germany: 2.5%
66,900	@	LEG Immobilien AG	3,815,019	0.7
465,822		Other Securities	10,257,491	1.8
			14,072,510	2.5

		Hong Kong: 14.7%
1,231,365		Cheung Kong Holdings Ltd.	19,230,284	3.4
1,635,794		Hongkong Land Holdings Ltd.	10,060,401	1.7
3,239,000		Link Real Estate Investment Trust	16,294,259	2.8
1,872,000		Sun Hung Kai Properties Ltd.	24,520,820	4.3
1,854,100		Swire Properties Ltd.	5,022,050	0.9
799,785		Wharf Holdings Ltd.	6,730,401	1.2
1,664,300		Other Securities	2,302,403	0.4
			84,160,618	14.7

COMMON STOCK: (continued)
		Japan: 34.0%
967		Activia Properties, Inc.	$8,432,965	1.5
70,200		Daito Trust Construction Co., Ltd.	7,167,684	1.3
600,000		Daiwa House Industry Co., Ltd.	12,020,270	2.1
11,114		GLP J-Reit	11,531,246	2.0
386		Industrial & Infrastructure Fund Investment Corp.	3,571,478	0.6
10,731		Japan Hotel REIT Investment Corp.	5,062,637	0.9
5,157		Japan Retail Fund Investment Corp.	10,444,589	1.8
1,289,400		Mitsubishi Estate Co., Ltd.	36,850,569	6.4
928,277		Mitsui Fudosan Co., Ltd.	30,750,017	5.4
1,190		Nippon Building Fund, Inc.	14,721,369	2.6
471		Nippon Prologis REIT, Inc.	4,703,512	0.8
376,200		Hulic Co. Ltd.	5,986,214	1.0
523,800		Sumitomo Realty & Development Co., Ltd.	24,784,352	4.3
673,000		Tokyo Tatemono Co., Ltd.	6,318,129	1.1
4,058		United Urban Investment Corp.	6,193,461	1.1
208,008		Other Securities	6,170,236	1.1
			194,708,728	34.0

		Netherlands: 0.7%
97,005		Other Securities	4,198,024	0.7

		Singapore: 8.7%
2,551,900		Ascendas Real Estate Investment Trust	4,852,014	0.9
3,777,631		CapitaCommercial Trust	4,470,034	0.8
8,208,400		CapitaMalls Asia Ltd.	13,330,271	2.3
3,856,562		Global Logistic Properties Ltd.	9,573,165	1.7
5,731,705		Mapletree Commercial Trust	5,798,933	1.0
3,282,800	@	Mapletree Greater China Commercial Trust	2,426,835	0.4
3,703,256		Suntec Real Estate Investment Trust	5,097,099	0.9
2,155,615		Other Securities	4,053,905	0.7
			49,602,256	8.7

		Sweden: 1.6%
293,196		Castellum AB	4,501,953	0.8
399,035		Other Securities	4,992,802	0.8
			9,494,755	1.6

		Switzerland: 1.3%
61,983		PSP Swiss Property AG	5,327,364	0.9
28,576		Other Securities	2,163,723	0.4
			7,491,087	1.3

		United Kingdom: 9.6%
851,630		British Land Co. PLC	8,493,724	1.5

See Accompanying Notes to Financial Statements

29

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: (continued)
747,564	Capital & Counties Properties PLC	$4,157,786	0.7
150,793	Derwent Valley Holdings PLC	6,052,968	1.1
642,818	Great Portland Estates PLC	5,898,826	1.0
716,184	Hammerson PLC	6,068,796	1.1
930,382	Land Securities Group PLC	14,748,641	2.6
578,414	Unite Group Plc	3,676,749	0.6
1,899,584	Other Securities	5,612,937	1.0
		54,710,427	9.6

	Total Common Stock (Cost $411,465,553)	566,601,548	99.0

RIGHTS: —%
	Hong Kong: —%
20,803	Other Securities	—	—

	Total Rights (Cost $—)	—	—

	Total Investments in Securities (Cost $411,465,553)	$566,601,548	99.0
	Assets in Excess of Other Liabilities	5,686,321	1.0
	Net Assets	$572,287,869	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $486,010,042.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$111,263,539
Gross Unrealized Depreciation	(30,672,033)
Net Unrealized Appreciation	$80,591,506

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	26.9%
Retail REITs	20.8
Real Estate Operating Companies	16.7
Diversified REITs	13.0
Office REITs	7.7
Industrial REITs	7.2
Real Estate Development	5.6
Residential REITs	1.1
Assets in Excess of Other Liabilities	1.0
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$1,514,954	$74,953,665	$—	$76,468,619
Austria	2,681,850	2,345,211	—	5,027,061
Brazil	1,416,168	—	—	1,416,168
Canada	14,313,041	—	—	14,313,041
China	—	5,502,406	—	5,502,406
Finland	—	2,307,059	—	2,307,059
France	3,584,718	39,544,071	—	43,128,789
Germany	8,285,107	5,787,403	—	14,072,510
Hong Kong	—	84,160,618	—	84,160,618
Japan	—	194,708,728	—	194,708,728
Netherlands	—	4,198,024	—	4,198,024
Singapore	—	49,602,256	—	49,602,256
Sweden	—	9,494,755	—	9,494,755
Switzerland	—	7,491,087	—	7,491,087
United Kingdom	1,819,163	52,891,264	—	54,710,427
Total Common Stock	33,615,001	532,986,547	—	566,601,548
Rights	—	—	—	—
Total Investments, at fair value	$33,615,001	$532,986,547	$—	$566,601,548

See Accompanying Notes to Financial Statements

30

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

(1)	For the year ended October 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2013, securities valued at $3,646,144 and $6,160,349 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

31

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2013 were as follows:

Fund Name	Type	Per Share Amount
ING Global Real Estate Fund
Class A	NII	$0.7090
Class B	NII	$0.6036
Class C	NII	$0.5973
Class I	NII	$0.7588
Class O	NII	$0.7081
Class R	NII	$0.6446
Class W	NII	$0.7537
ING International Real Estate Fund
Class A	NII	$0.6066
Class B	NII	$0.5334
Class C	NII	$0.5358
Class I	NII	$0.6350
Class W	NII	$0.6307

NII — Net investment income

For the year ended October 31, 2013, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Real Estate(1)	21.89%
International Real Estate	24.69%

(1)	As of Fund’s tax year ended December 31, 2012.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Global Real Estate(1)	$2,184,744	$0.0083	34.05%
International Real Estate	$502,902	$0.0085	44.18%

(1)	Amounts are as of Fund’s tax year ended December 31, 2012.

*	None of the Funds’ income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

32

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Mutual Funds Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

3	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Real Estate Fund	1*	117,345,576.364	4,347,176.035	3,173,073.155	49,066,160.364	173,931,985.918
	3*	115,122,692.072	6,469,496.043	3,273,637.438	49,066,160.365	173,931,985.918

*	Proposals deferred; adjourned to June 13, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Real Estate Fund	1**	45,184,487.221	582,940.858	270,181.969	4,538,761.474	50,576,371.522
	3**	44,693,791.081	1,017,223.119	326,497.758	4,538,859.564	50,576,371.522

**	Proposals passed

ING Mutual Funds

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	2***	369,145,269.643	7,159,555.018	0.000	0.000	376,304,824.661
John V. Boyer	2***	369,225,394.696	7,079,429.965	0.000	0.000	376,304,824.661
Patricia W. Chadwick	2***	369,201,836.668	7,102,987.993	0.000	0.000	376,304,824.661
Albert E. DePrince, Jr.	2***	369,101,151.337	7,203,673.324	0.000	0.000	376,304,824.661
Peter S. Drotch	2***	369,082,028.713	7,222,795.948	0.000	0.000	376,304,824.661
J. Michael Earley	2***	369,209,814.211	7,095,010.450	0.000	0.000	376,304,824.661
Martin J. Gavin****	2***	369,158,217.819	7,146,606.842	0.000	0.000	376,304,824.661
Russell H. Jones	2***	369,212,001.484	7,092,823.177	0.000	0.000	376,304,824.661
Patrick W. Kenny	2***	369,193,742.131	7,111,082.530	0.000	0.000	376,304,824.661
Shaun P. Mathews	2***	369,237,276.900	7,067,547.761	0.000	0.000	376,304,824.661
Joseph E. Obermeyer	2***	369,164,809.983	7,140,014.678	0.000	0.000	376,304,824.661
Sheryl K. Pressler	2***	369,157,841.308	7,146,983.353	0.000	0.000	376,304,824.661
Roger B. Vincent	2***	369,164,261.778	7,140,562.883	0.000	0.000	376,304,824.661

***	Proposal passed

****	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of the ING Mutual Funds Registrant was held June 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

33

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Real Estate Fund	1*	115,283,507.009	3,740,539.114	2,749,386.070	49,711,500.002	171,484,932.195
	3*	112,733,537.356	6,158,543.645	2,881,351.191	49,711,500.003	171,484,932.195

*	Proposals deferred; adjourned to July 30, 2013

A special meeting of shareholders of the ING Mutual Funds Registrant was held July 30, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Real Estate Fund	1*	133,844,608.638	3,878,675.851	3,045,764.583	47,037,702.402	187,806,751.474
	3*	131,049,060.790	6,532,683.436	3,187,304.846	47,037,702.402	187,806,751.474

*	Proposals passed

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	172	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	172	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	172	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:72	Trustee	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present) and various positions with Academy of Economics and Finance (2003–2012).	172	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007–Present	Retired.	172	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	172	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013–Present	Retired. Director, Hill- Stead Museum (non-profit) (2008–Present).	172	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995–2005).

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	172	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	172	None.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006–Present	Consultant (May 2001–Present).	172	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Chairperson/Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	172	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	172
ING Capital Corporation, LLC (December 2005–Present) and ING Investments Distributor, LLC (December 2005–Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of November 30, 2013.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	May 1999–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 1999–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

38

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Funds, will be renamed Voya Investments, LLC. ING Investments Distributor, LLC, the Distributor for the Funds, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Funds, will be renamed Voya Funds Services, LLC. The Funds as well as the Registrant that the Funds are organized under will also be renamed.

The new Registrant and Fund names will be as follows:

Current Registrant Name/Current Fund Names	New Registrant Name/New Fund Name, effective May 1, 2014
ING Mutual Funds	Voya Mutual Funds
ING Global Real Estate Fund	Voya Global Real Estate Fund
ING International Real Estate Fund	Voya International Real Estate Fund

39

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UINTREAL (1013-121913)

Annual Report

October 31, 2013

Classes A, B, C, I, O, R, R6 and W

Global and International Funds

■  ING Diversified Emerging Markets Debt Fund

■  ING Diversified International Fund

■  ING Global Bond Fund

■  ING Global Perspectives Fund

■  ING International Small Cap Fund

■  ING International Value Equity Fund

■  ING Russia Fund

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	21
Report of Independent Registered Public Accounting Firm	23
Statements of Assets and Liabilities	24
Statements of Operations	28
Statements of Changes in Net Assets	30
Financial Highlights	34
Notes to Financial Statements	39
Summary Portfolios of Investments	59
Tax Information	89
Shareholder Meeting Information	90
Trustee and Officer Information	95
Advisory Contract Approval Discussion	99
Additional Information	102

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking ahead with confidence

Dear Shareholder,

It seems that every few years some pundits claim that diversification is dead and that the United States is the only market worthy of investment for the foreseeable future. Generally, these pundits are proven wrong, as they were in the third quarter of 2013. Despite a summer filled with worries such as less economic stimulus from the Federal Reserve, potential war in the Middle East and rising interest rates, equity markets turned in strong performances, most notably the resurgent global markets. Meanwhile the dramatic comeback of global fixed income provided perhaps the biggest surprise of all.

The swift recovery of the international developed and emerging markets illustrates the need to remain well-diversified. Though it can be tempting to time diversification, in our view it is misguided to continuously tilt portfolios one way or the other in an effort to counter bouts of uncertainty. One should not play games with diversification; investing during uncertain times requires effective, disciplined strategy — broad global diversification that casts a net as far and wide as possible — to pursue reduced risk and increased return. If you are contemplating any changes to your investment portfolio, please make sure to discuss them thoroughly with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we will remain committed to delivering unmatched client service with a focus on sustainable long-term investment results.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 15, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Please see the “Additional Information” section regarding rebranding details on page 102.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2013

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) surged 16.70%; however, there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy, which kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months after April, but by the end of October the return for the whole fiscal year had improved to 27.77%. (The MSCI World IndexSM returned 25.77% for the one year ended October 31, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t worry unduly.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8%. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time.

Soothed by these and later words of comfort in July, investors drove the Index to a high for the year on August 2, only to retreat 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East; however, it was only a pause. On September 18 the Federal Reserve was expected to announce the imminent tapering of its bond purchases. Perhaps investors were becoming reconciled to it, because by the time Chairman Bernanke started his address, Middle East tensions having eased, the Index was again at a new peak. It received another boost when he surprised the world by saying that purchases would be maintained at present levels.

The next jolt to investor sentiment was Congressional gridlock, which shut the government down and threatened a debt ceiling crisis of the type that hit markets so hard in 2011. A deal to postpone the day of reckoning for a few months was reached on October 16. Markets quickly regained their poise and the fiscal year ended with the Index fractionally off its high.

By then unemployment had edged down to 7.2%, albeit with sluggish job creation, the economy was growing at 2.5% and core inflation was tame at 1.7%. An unexciting picture no doubt, but it also meant that an early tapering of Federal Reserve bond purchases against a fraught political backdrop, was unlikely. This was enough, many commentators argued, to support stock prices ...for now.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 1.08% over the fiscal year, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to small positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 9.28%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.40%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 8.86%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 27.18%, barely off its October 29 record closing high. The consumer discretionary sector did best with a gain of 40.15%, followed by industrials 35.85%. The worst performers were the utilities sector at 9.51% and telecommunications at 12.66%. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last, given that the share of profits in national income was historically high?

In currencies the dollar fell 4.59% against the euro during the twelve months on better economic news from the euro zone. The dollar gained just 0.55% against the pound, which recovered from the loss of the U.K.’s Aaa credit rating, again on improving data. But the dollar soared 23.30% on the yen, almost all in the first half, due to the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded to the upside by 64.48% during the fiscal year. Encouragingly, gross domestic product (“GDP”) grew at 3.8% annualized in the second quarter of 2013 after 4.1% in the first. Core consumer prices stopped falling year over year for the first time since 2008. The MSCI Europe ex UK® Index rose 26.47%, the euro zone finally recording a slim quarterly GDP growth rate of 0.3% after six straight quarterly declines. The closely watched composite purchasing managers’ index registered expansion in July after 17 months of contraction. But there was still much to do, with unemployment at a record 12.2% and consumer price inflation ominously decelerating to 0.7%. The MSCI UK® Index added 20.70%, held back by lagging energy and materials sectors. GDP in the third quarter of 2013 registered an improved 0.8% growth rate and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified
A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.

JP Morgan Emerging Markets Bond Index Global Diversified
Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond Index — Emerging Markets Global Diversified
A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI EAFE Small Cap Index
An equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 2,158 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI Russia 10/40 Index
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index
A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

S&P Developed ex-US SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Euro-Pacific SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.

S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

ING DIVERSIFIED EMERGING MARKETS DEBT FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of October 31, 2013 (percent of net assets)
Hard Currency	50%
Local Currency	20%
Corporates	30%

Portfolio holdings are subject to change daily. The Fund can deviate from these targets based on an assessment of the current market conditions or other factors.

ING Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt” or the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt instruments of, or derivatives having economic characteristics similar to, the debt instruments of issuers in emerging market countries (collectively, “EMD securities”). Though the Fund may make direct investments in EMD securities, it achieves its exposures primarily through investments in other ING funds (“underlying funds”).The Fund is managed by Brian Timberlake, CFA, Michael Mata and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the period from inception on November 2, 2012 through October 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of –2.50% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”) and a composite index which is a blend of 40% JP Morgan Government Bond Index — Emerging Markets Global Diversified, 40% JPM EMBI, and 20% JP Morgan Corporate Emerging Markets Bond Index Diversified (“Composite Index”), which returned –2.28% and –1.50%, respectively for the same period.

Portfolio Specifics: The emerging markets (“EM”) asset class generally struggled for the majority of the fiscal year. Despite isolated periods of strong performance, EM assets remained under the yoke of lackluster global growth expectations, a stronger U.S. outlook, weaker commodity prices, sharp currency swings and higher global interest rates — in response to fears that the U.S. Federal Reserve Board (the “Fed”) would taper off its program of buying U.S. Treasury and mortgage bonds to support the economy. The Fund underperformed its benchmarks for the reporting period after deducting fees and operating expenses before making those deductions, however, the Fund outperformed its benchmark.

Outperformance against the JPM EMBI before expenses was due to the Fund’s exposure to EM local currency debt and especially EM corporate debt, both of which outperformed EM hard currency debt. EM corporate debt, as represented by the JP Morgan Corporate Emerging Markets Bond Index Diversified, had a small positive return for the period. At the level of the underlying funds ING Emerging Markets Corporate Debt Fund and ING Emerging Markets Hard Currency Debt Fund outperformed their respective indices, but the benefit was more than offset by the underperformance of ING Emerging Markets Local Currency Debt Fund against its index. The Fund’s EM local currency (“LC”) overweight positioning earlier in the period was consistent with our top-down view, which favored that asset class versus EM hard currency (“HC”) based on fundamentals and attractive EM currency exchange (“FX”) yields. EM LC debt started the period with strong performance, despite uncertainty flaring up in Europe during March over the Italian political stalemate and Cyprus’ banking issues. EM FX and EM bonds rebounded in April after the Bank of Japan announced measures to stimulate its moribund banking system through unprecedented levels of quantitative easing. In May, however, EM FX and EM bonds were driven downward by heavy outflows after the Fed announced the potential tapering of its large-scale asset purchases. During the spring and summer —expecting sustained erosion in risk sentiment — we pared back EM LC exposures in favor of increased allocations to EM HC assets. These changes helped to mitigate downside performance versus the benchmark; however, the significant EM outflows, particularly among sovereign bonds, resulted in negative absolute results for the period.

Current Outlook and Strategy: Outflows have been one of the key drivers affecting EM performance this year. The extension of Fed bond buying gives us greater conviction that emerging markets will begin to stabilize, particularly as fundamentals improve for countries like China. While we are optimistic that the technical environment has improved on the EM HC side, we believe EM corporates will underperform EM HC sovereigns. In our opinion, the new issue bubble on the corporate side will continue to grow as EM corporations take advantage of abundant global liquidity prolonged by the Fed’s delay to taper asset purchases. Our allocation to corporates remains 30% at this time, as shown in the target allocations table.

*	Effective March 22, 2013, Jennifer Gorgoll was removed as a portfolio manager of the Fund. Additionally, effective June 10, 2013, Marcelo Assalin was removed as a portfolio manager of the Fund and Matthew Toms and Brian Timberlake were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED EMERGING MARKETS DEBT FUND

Cumulative Total Returns for the Period Ended October 31, 2013
Since Inception of Classes A, C, I and W November 2, 2012
Including Sales Charge:
Class A(1)	–4.97%
Class C(2)	–4.17%
Class I	–2.15%
Class W	–2.26%
Excluding Sales Charge:
Class A	–2.50%
Class C	–3.21%
Class I	–2.15%
Class W	–2.26%
JPM EMBI	–2.28%
Composite Index	–1.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Diversified Emerging Markets Debt Fund against the indices indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

ING DIVERSIFIED INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of October 31, 2013 (as a percentage of net assets)
International Equity	85%
Emerging Markets	15%

Portfolio holdings are subject to change daily.

ING Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING IM. The Fund is managed by Paul Zemsky, CFA, Halvard Kvaale, CIMA, and Derek Sasveld, portfolio managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended October 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.22% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 20.29% for the same period.

Portfolio Specifics: Global equities advanced strongly during the reporting period, as measured by the MSCI ACWI ex-US. Japan led the way with a strong double-digit gain for the period, followed by Europe; in aggregate, the emerging markets managed only a single-digit gain. In Japan the election of Shinzo Abe, with his bold monetary and fiscal plans, brought investor optimism. European gains were driven by increasing evidence that its austerity-hit economies were starting to turn a corner. Emerging markets struggled with global liquidity expectations after the U.S. Federal Reserve (the “Fed”) began to discuss the tapering of its quantitative easing activities. The postponement of the U.S. debt ceiling negotiations generally seemed to support global equities. Small capitalization stocks, as measured by the MSCI EAFE Small Cap Index, outperformed the Fund’s broader benchmark for the period.

The Fund’s strategic allocation consists of MSCI EAFE 80%, MSCI Emerging Markets 15% and MSCI EAFE Small Cap 5%. As of July 1, 2013, the Fund eliminated its strategic allocations to EAFE Growth and EAFE Value, which previously had been 20% each. The strategic allocation changes were made with the intention of reducing the Fund’s overall volatility and improving its risk-adjusted returns.

The Fund lagged its benchmark net of costs, but outperformed before deducting fees and expenses. Underlying funds detracted from performance over all. ING Multi-Manager International Equity Fund and ING International Core Fund, which combined represented close 60%–80% of the Fund’s assets over the period, underperformed their respective benchmarks and detracted from performance the most. Conversely, ING Emerging Market Equity Fund and ING International Small Cap outperformed their respective benchmark but made a smaller positive contribution.

Fund performance benefited from differences between the Fund’s target allocations and the asset allocation implicit in MSCI ACWI ex-US. In particular the target allocation had no exposure to Canadian equities which lagged other international markets badly, while MSCI ACWI ex-US has a weighting of approximately 7%. In addition the target allocation included an explicit allocation to international small caps, which outperformed developed markets over all. Tactical asset allocation decisions had a small positive impact.

Current Strategy and Outlook: In our opinion, the focus of markets globally has been on the Fed and its plans for tapering its asset-purchase program. With the likely appointment of Janet Yellen as the new Chairman, markets continue to speculate on when the Fed will begin to taper its $85 billion per month asset- purchasing program with the consensus leaning towards the beginning of next year. Emerging market assets have been outperforming their developed market counterparts of late, as the Federal Reserve’s decision not to taper following the September FOMC meeting benefited the region. In addition, economic activity has been accelerating in recent months, providing a further tailwind for emerging market outperformance. Although flows into emerging markets have started to turn higher, sentiment towards the region still remains depressed. Putting all this together, we continue to believe that emerging market assets have the ability to perform well on a tactical basis, though we acknowledge the structural issues that many of these countries still face.

*	Effective October 1, 2013, shareholders of the Fund approved the appointment of ING IM as the sub-adviser to the Fund and replaced the Asset Allocation Committee. Effective August 30, 2013, Heather Hackett was removed as the portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED INTERNATIONAL FUND

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	Since Inception of Classes A, B, C and I December 21, 2005	Since Inception of Class O June 4, 2008	Since Inception of Class R December 12, 2006	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	13.26%	10.13%	2.55%	—	—	—
Class B(2)	14.24%	10.35%	2.56%	—	—	—
Class C(3)	18.21%	10.59%	2.53%	—	—	—
Class I	20.45%	11.76%	3.55%	—	—	—
Class O	20.18%	11.48%	—	–0.63%	—	—
Class R	19.89%	11.21%	—	—	0.52%	—
Class W	20.46%	11.78%	—	—	—	0.78%
Excluding Sales Charge:
Class A	20.22%	11.45%	3.33%	—	—	—
Class B	19.24%	10.62%	2.56%	—	—	—
Class C	19.21%	10.59%	2.53%	—	—	—
Class I	20.45%	11.76%	3.55%	—	—	—
Class O	20.18%	11.48%	—	–0.63%	—	—
Class R	19.89%	11.21%	—	—	0.52%	—
Class W	20.46%	11.78%	—	—	—	0.78%
MSCI ACWI ex-US	20.29%	12.48%	4.91%	0.40%	2.30%	1.75%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

ING GLOBAL BOND FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2013 (as a percentage of net assets)
United States	55.0%
Italy	3.7%
United Kingdom	3.6%
Germany	3.0%
Russia	3.1%
Brazil	1.9%
Mexico	1.8%
Canada	1.5%
Dominican Republic	1.5%
Venezuela	1.1%
Countries between 0.1%-0.9%ˆ	18.2%
Assets in Excess of Other Liabilities*	5.6%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 54 countries, which each represents 0.1%–0.9% of net assets. Portfolio holdings are subject to change daily.

ING Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, Michael Mata and Brian Timberlake, CFA, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended October 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of –1.70% compared to the Barclays Global Aggregate Index (“BGA Index”), which returned –1.54% for the same period. Class A shares provided a total of $0.38 per share of return of capital for the year ended October 31, 2013.

Portfolio Specifics: In a choppy period for global fixed income, the Fund underperformed the BCGA Index net of costs even though it outperformed the Index before deducting fees and expenses. Fund performance was attributable to security selection and currency allocation. Asset allocation detracted from results for the period.

The Fund generally maintained core allocations to domestic and emerging market credit sectors during the period, in response to modest global growth expectations and highly accommodative central bank activity. Throughout the first half of the period, the Fund overweighted U.S. and emerging market (“EM”) corporate bonds, EM hard currency bonds, high yield corporate bonds and residential and commercial mortgage-backed securities; these positions benefited relative overall results. Overweighting local currency EM debt and core overweights to higher-yielding EM currencies such as the Mexican peso, Malaysian ringgit and Russian ruble also helped performance. The Fund generally maintained duration overweights where rates were expected to decline, e.g., Brazil, Russia and Chile; in contrast, it underweighted selected euro zone governments because of their heightened political uncertainty and troubling debt dynamics. Our strategic bias to underweight Japanese government bonds and the yen benefited Fund performance, particularly after the Bank of Japan announced measures to stimulate the moribund Japanese banking system through unprecedented levels of quantitative easing.

Fund positioning, with the exception of Japan, was hurt beginning in May as a wide range of currencies, local interest rate markets and spread sectors underperformed. The Federal Reserve Board’s (the “Fed”) unexpectedly hawkish guidance on asset purchase tapering prompted a dramatic sell-off of U.S. interest rates. The ensuing rise in volatility and tightening of global financial conditions weighed on the Fund’s EM holdings. The strength of the U.S. dollar hurt the Fund’s overweight EM currency positions, though later those positions turned positive as EM volatility subsided. The Fund’s overweight of U.S. high yield bonds helped results. Fund positioning was broadly positive near period-end accommodative monetary policy was reaffirmed and global growth expectations improved.

To manage interest rate risk during the period, the Fund used government bond futures and interest rate swaps. To manage currency risk we employed currency forwards, occasionally using currency options to limit risk in adverse scenarios. Occasionally we used index credit default swaps to manage exposure to spread sectors. Use of derivatives detracted from Fund performance for the reporting period.

Top Ten Holdings as of October 31, 2013 (as a percentage of net assets)
United States Treasury Note, 0.625%, 10/15/16	4.2%
Russian Federal Bond — OFZ, 7.050%, 01/19/28	1.6%
Bundesrepublik Deutschland, 2.500%, 07/04/44	1.5%
Italy Buoni Poliennali Del Tesoro, 4.500%, 05/01/23	1.4%
Italy Buoni Poliennali Del Tesoro, 3.500%, 06/01/18	1.4%
Freddie Mac, 4.000%, 04/15/43	1.2%
United States Treasury Note, 0.250%, 10/31/15	1.0%
United Kingdom Gilt, 3.250%, 01/22/44	1.0%
United Kingdom Gilt, 5.000%, 09/07/14	0.8%
United States Treasury Note, 2.500%, 08/15/23	0.8%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Investors have begun to ask how long the effects of quantitative easing will last; as a result, rates, spreads and currencies are becoming volatile. Nonetheless, we think monetary policy, mostly positive economic data and policy disaster avoidance should keep markets reaching higher. The Fund continues to favor U.S. investment grade and high yield bonds. We are still overweight EM but to a lesser degree. We are broadly neutral on interest rate risk across the developed and emerging worlds, but remain bearish on Japan.

In terms of downside risks to our outlook and current positioning, if the Fed were perceived as increasingly hawkish, we believe U.S. interest rates could sell off. This would pressure emerging market rates and currencies, and possibly domestic spread assets. Though we believe political uncertainty is in decline, brinksmanship in Washington and the fractured U.S. political environment could result in policy error and impose a self-inflicted wound on the economy, which could pressure sectors such as high yield.

*	Effective May 31, 2013, Robert Robis was removed as a portfolio manager of the Fund and Brian Timberlake was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL BOND FUND

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	Since Inception of Classes A, B, C and I June 30, 2006	Since Inception of Class O June 4, 2008	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	–4.17%	6.47%	6.22%	—	—	—	—
Class B(2)	–7.10%	5.89%	6.11%	—	—	—	—
Class C(3)	–3.40%	6.19%	6.13%	—	—	—	—
Class I	–1.44%	7.36%	7.32%	—	—	—	—
Class O	–1.73%	6.99%	—	5.71%	—	—	—
Class R	–1.94%	—	—	—	0.72%	—	—
Class R6	—	—	—	—	—	1.54%	—
Class W	–1.38%	—	—	—	—	—	5.38%
Excluding Sales Charge:
Class A	–1.70%	7.01%	6.93%	—	—	—	—
Class B	–2.38%	6.21%	6.11%	—	—	—	—
Class C	–2.45%	6.19%	6.13%	—	—	—	—
Class I	–1.44%	7.36%	7.32%	—	—	—	—
Class O	–1.73%	6.99%	—	5.71%	—	—	—
Class R	–1.94%	—	—	—	0.72%	—	—
Class R6	—	—	—	—	—	1.54%	—
Class W	–1.38%	—	—	—	—	—	5.38%
BGA Index	–1.54%	6.07%	5.39%	4.13%	1.08%	2.53%	4.62%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, and the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

ING GLOBAL PERSPECTIVES FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of October 31, 2013 (percent of net assets)
U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%

Portfolio holdings are subject to change daily.

ING Global Perspectives Fund (“Global Perspectives” or the “Fund”) seeks total return. Under normal market conditions, the sub-adviser invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Doug Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Approximately 60% of the Fund’s net assets are allocated to underlying funds that predominantly invest in equity securities; approximately 40% of the Fund’s net assets are allocated to underlying funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the period from inception on March 28, 2013 through October 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.10% compared to the S&P Target Risk Growth Index and a composite index which is a blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, which returned 7.60% and 7.43%, respectively, for the same period.

Portfolio Specifics: Despite a period filled with worries such as the tapering of the U.S. Federal Reserve Board (the “Fed”) economic stimulus, the U.S. government shutdown and rising interest rates, equity markets turned in exceptional performances. U.S. small caps led the way with a gain of 36.28% as measured by the Russell 2000 Index, handily outperforming prior stars U.S. large cap and midcap. Global equity markets staged a significant comeback in the final two months of the period, bringing the three international equity funds back into positive territory. Fixed income assets provided the biggest surprise during the period, delivering a positive return despite the sharp rise in ten-year U.S. treasury yields.

The Global Perspectives Fund underperformed its benchmarks for the reporting period. The Fund’s target asset allocation strategy detracted from results, due primarily to asset class selection. The Fund was positioned at its Base Allocation, with a 60% target allocation to equities consistent with the fundamental model’s positive signal. At the Base Allocation each underlying fund was approximately equally weighted at 10%, within the globally diversified portfolio of equity and debt securities.

The globally diversified mix of asset classes in the Fund’s target allocation to equities lagged the U.S.-only S&P 500 Index for the reporting period, accounting for the bulk of Fund underperformance. U.S. small cap and U.S. mid cap equities made the greatest contribution; this contribution was more than offset, however, by detractions from global real estate and emerging market stocks. In contrast, the Fund’s globally diversified fixed income target allocation outperformed the Barclays U.S. Aggregate Bond Index and benefited Fund results. U.S. high yield bonds made the greatest contribution; global bonds made a lesser contribution and U.S. government bonds detracted.

The underlying funds represent the asset classes covered by the target allocations and they had mixed results against the corresponding benchmarks for the period, after fees and expenses. ING Emerging Markets Equity Fund outperformed the MSCI Emerging Markets index and made the largest positive contribution. This was followed by ING Core Equity Research Fund which outperformed the S&P 500 index. ING International Core Fund, representing international developed markets equities, underperformed the MSCI EAFE index and made the largest negative contribution. This was followed by ING Global Bond Fund, which underperformed the Barclays Global Aggregate Index. Among other underlying funds, ING Small Company Fund underperformed the Russell 2000 Index. ING Global Real Estate Fund underperformed the S&P Developed Property Index. ING High Yield Bond Fund underperformed the Barclays U.S. High Yield 2% Issuer Constrained Index. On the other hand, ING Intermediate Bond Fund outperformed the Barclays U.S. Aggregate Bond Index. ING GNMA Income Fund, representing government bonds, outperformed the Barclays U.S. Government Index. ING MidCap Opportunities Fund, representing U.S. mid cap equities, outperformed the Russell Mid Cap index.

Current Outlook and Strategy: In our view, headwinds to corporate profit growth have abated, the Washington drama has subsided, the recession in the euro zone has finally turned around and slowing growth in China has stabilized for now. We believe that there will be a broadening of the global economic expansion as we enter 2014, particularly in the emerging and frontier markets, which we think will benefit developed markets as well. Additionally, we believe a tectonic shift toward lower natural gas prices is making the United States more competitive, generating jobs in sectors beyond energy, improving our trade deficit and lowering the risk of international energy shocks to our economy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL PERSPECTIVES FUND

Cumulative Total Returns for the Period Ended October 31, 2013
Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	—
Class C(2)	4.70%
Class I	6.20%
Class R	5.90%
Class W	6.20%
Excluding Sales Charge:
Class A	6.10%
Class C	5.70%
Class I	6.20%
Class R	5.90%
Class W	6.20%
S&P Target Risk Growth Index	7.60%
60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index	7.43%

Based on a$10,000 initial investment, the graph and table above illustrate the total return of ING Global Perspectives Fund against the indices indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

ING INTERNATIONAL SMALL CAP FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2013 (as a percentage of net assets)
Japan	28.6%
United Kingdom	16.8%
Germany	8.2%
France	6.2%
Canada	5.3%
Italy	4.1%
Switzerland	3.8%
Australia	3.4%
South Korea	2.5%
Hong Kong	2.0%
Countries between 0.0%–1.8%ˆ	17.5%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 32 countries, which each represents 0.0%–1.8% of net assets. Portfolio holdings are subject to change daily.

ING International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers—Acadian Asset Management LLC (“Acadian”) and Wellington Management Company, LLP. (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, Constantine P. Pageorgiou, Ph.D., CFA, Senior Vice President and Senior Portfolio Manager, and Patrick J. McCafferty, CFA, Senior Vice President and Portfolio Manager, all Portfolio Managers of the Sleeve that is managed by Acadian, and Simon H. Thomas, Portfolio Manager, and Daniel Maguire, Equity Research Analyst, of the Sleeve that is managed by Wellington.*

Performance: For the year ended October 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 30.16% compared to the S&P Developed ex-US SmallCap Index and the MSCI EAFE® Small Cap Index, which returned 28.67% and 32.24%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-US SmallCap Index by approximately 153 basis points (1.53%) for the one year period ended October 31, 2013, as gains from stock selection were partially reduced by value lost from country allocations. With regard to stock selection, key sources of positive active return included holdings in Canada, Japan and the U.K. Top-performing holdings within these markets were Canadian commercial printer Transcontinental Inc., Japanese shipbuilder Namura Shipbuilding Co., and U.K. builder Interserve. Stock selection was less successful in the Netherlands and France, with a holding in Dutch lender SNS Reaal and a lack of exposure to French network equipment maker Alcatel-Lucent proving costly to return. With respect to country allocations, key sources of value lost included opportunistic exposures to Thailand and India, along with an underweight position in Spain. An underweight position in Australia helped mitigate these losses. Sector allocations also yielded negative results, largely due to the Sleeve’s overweight position in the energy sector and underweight position in the consumer discretionary sector.

Schroders Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index for the six months ended April 30, 2013 by approximately 333 basis points(3.33%). International smallcap equities made positive progress over the review period, with the MSCI EAFE® Small Cap Index outperforming their larger peers as represented by the MSCI EAFE® Index. Vigorous indications of support for European peripheral markets from the European Central Bank calmed nerves over the eurobloc, which along with accommodative monetary conditions elsewhere and generally better than expected economic data (United States, China), supported sentiment.

Top Ten Holdings as of October 31, 2013* (as a percentage of net assets)
Teleperformance	1.0%
Interserve PLC	0.9%
Mondi PLC	0.9%
Deutsche Lufthansa AG	0.8%
Jungheinrich AG	0.8%
Yuasa Trading Co., Ltd.	0.8%
Dufry Group	0.8%
Kanematsu Corp.	0.8%
Draegerwerk AG & Co. KGaA	0.8%
Kongsberg Gruppen AS	0.7%

* Excludes short-term investments. Portfolio holdings are subject to change daily.

Relative performance lagged the benchmark over the review period. The biggest single problem has been Japan. Our underweight stance has not helped, but it has been stock selection that has been the major disappointment. Shortfalls have been spread across a range of sectors, including industrials, information technology, healthcare and materials. The other area of selection shortfalls was in Pacific ex Japan.

Stock selection was positive in the United Kingdom, with the most notable contributions from information technology, energy and materials.**

Wellington Sleeve — The Sleeve outperformed the MSCI EAFE Small Cap Index (the “Index”) by approximately 116 basis points (1.16%) for the period since inception on May 1, 2013 through October 31, 2013. Stock selection was the primary driver of outperformance during the period. Allocation among sectors, a residual of the bottom up stock selection process, also contributed to positive relative performance.

The Sleeve benefitted from strong security selection within the financials, industrials, and consumer discretionary sectors. Partially offsetting positive relative results was the Sleeve’s weaker selection within the health care and utilities sectors. Sector allocation benefited from an underweight to financials and an overweight to the industrials sector. An underweight to the information technology sector and a modest cash position in a rising equity market weighed on relative results. From

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL SMALL CAP FUND

a regional perspective, security selection was strongest within Japan, and Developed Europe (ex UK). An underweight to Developed Pacific (ex Japan) also contributed to relative returns, but was more than offset by an unfavorable allocation to Emerging markets. An overweight to Japan and underweight to the UK also weighed on relative results.

Top contributors to relative performance during the period included Italian clothing retailer Yoox, UK-based construction and engineering company Kier Group, and Japan-based Kakaku.com which provides an internet product and price comparison website. Top detractors from relative performance included Japan-based manufacturer of industrial and health care related pumps Nikkiso, Japan-based bank Tokyo Tomin Bank, and Japan-based pharmaceutical company Shionogi. Not owning shares of communication networking equipment and services provider Alcatel-Lucent also detracted from benchmark-relative performance.

Current Strategy and Outlook: Acadian Sleeve — The Sleeve’s strategy is to remain consistently positioned with exposure to attractive valuation, supported by price momentum, financial quality and improving earnings. We believe the Sleeve’s current positioning, driven largely by bottom-up stock selection, is well-diversified and includes overweight positions in Germany, Japan, Canada and Italy. The Sleeve also maintains opportunistic exposures to several emerging markets, including Taiwan, India and Thailand. The Sleeve’s underweight positions include Switzerland, the U.K., Australia, Spain and Sweden. At the sector level, the Sleeve has a current emphasis on information technology, industrials and energy and is underweight financials, consumer staples and healthcare.

Wellington Sleeve — The Sleeve ended the period with overweight exposures to industrials, health care, and energy stocks. The Sleeve was underweight the consumer discretionary, information technology, and materials sectors at the end of the period. Regionally, the Sleeve ended the period most overweight Japan and Emerging Markets, while most underweight to Developed Pacific (ex Japan) and Developed Europe (ex UK).

While the near term economic outlook remains clouded by uncertainty in Europe, U.S. employment and consumer spending appear steady, and there has been modestly positive news flow from US housing data. We believe there will be further moderation in the market if the eurozone reaches resolution of the banking and sovereign debt issues over the coming months. Japanese companies that export and which are benefitting from a weakening yen have outperformed materially against their European peers.

We continue to focus our research at the individual company level where we seek good business models at attractive valuations which the market is ignoring or underestimates the ability to surprise positively. Fund holdings represent a diversified mixture of relatively inexpensive companies with above average growth possessing strong market positions, skilled management teams, and solid balance sheets. Many of the stocks we own remain structural growth stories that are less correlated to one quarter or one year’s GDP growth and we believe are well-positioned to perform across a number of different economic scenarios.

*	On March 7, 2013, the Fund’s Board of Trustees (“Board”) approved replacing Schroder Investment Management North America Inc. (“Schroder”) as a sub-adviser to the Fund with Wellington Management Company, LLP (“Wellington Management”) effective beginning April 30, 2013. Prior to April 14, 2013, Schroder was one of the Sub-Advisers to the Fund. From the close of business on April 14, 2013 through the close of business on April 29, 2013, the Fund used a transition manager for the portion of the Fund’s assets managed by Schroder. In conjunction with the change to one of the Fund’s sub-advisers from Schroder to Wellington, Matthew Dobbs was removed as a portfolio manager of the Fund, for the portion of the Fund’s assets managed by Schroder. Simon H. Thomas and Daniel Maquire were added as portfolio managers for the portion of the assets allocated to Wellington.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL SMALL CAP FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class I December 21, 2005	Since Inception of Class O June 4, 2008	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	22.68%	16.37%	8.57%	—	—	—
Class B(2)	24.31%	16.75%	8.49%	—	—	—
Class C(3)	28.32%	16.99%	8.50%	—	—	—
Class I	30.79%	18.35%	—	5.75%	—	—
Class O	30.28%	17.91%	—	—	1.72%	—
Class W	30.62%	18.22%	—	—	—	3.57%
Excluding Sales Charge:
Class A	30.16%	17.76%	9.22%	—	—	—
Class B	29.31%	16.96%	8.49%	—	—	—
Class C	29.32%	16.99%	8.50%	—	—	—
Class I	30.79%	18.35%	—	5.75%	—	—
Class O	30.28%	17.91%	—	—	1.72%	—
Class W	30.62%	18.22%	—	—	—	3.57%
S&P Developed ex-US SmallCap Index	28.67%	17.64%	10.50%	6.99%	3.25%	4.60%
MSCI EAFE® Small Cap Index	32.24%	18.34%	9.78%	5.11%	4.08%	5.39%
S&P Euro-Pacific SmallCap Index	31.64%	17.50%	10.52%	7.05%	3.37%	4.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charge.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

On February 28, 2013, The Fund changed one of its benchmarks from the S&P Euro-Pacific SmallCap Index to the MSCI EAFE® Small Cap Index because the MSCI EAFE® Small Cap Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE EQUITY FUND

Geographic Diversification as of October 31, 2013 (as a percentage of net assets)
Japan	21.6%
United Kingdom	15.0%
France	12.1%
Switzerland	10.6%
Germany	9.7%
Netherlands	8.2%
Spain	4.2%
Italy	3.5%
Hong Kong	2.9%
Denmark	1.6%
Countries between 0.0%–1.5%ˆ	9.8%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 9 countries, which each represents 0.0%–1.5% of net assets. Portfolio holdings are subject to change daily.

ING International Value Equity Fund (“International Value Equity” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Martin Jansen, Joseph Vultaggio and David Rabinowitz, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended October 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.10% compared to the MSCI EAFE® Index which returned 26.88% for the same period.

Portfolio Specifics: Global equities advanced strongly during the reporting period. As measured by the MSCI EAFE Index, Japan led the way, followed by Europe and developed Asia. North America managed a single-digit gain, whereas the emerging markets sustained large losses. In Japan the election of Shinzo Abe, with his bold monetary and fiscal plans, brought investor optimism. European gains were driven by increasing evidence that its austerity-hit economies were starting to turn a corner. Emerging markets struggled with global liquidity expectations after the U.S. Federal Reserve Board (the “Fed”) began to discuss the tapering of its quantitative easing activities. The postponement of the U.S. debt ceiling negotiations generally seemed to support global equities.

The Fund underperformed the Index after deducting fees and expenses, but outperformed the Index gross of those costs for the period from November 30, 2012 through October 31, 2013.* Performance was driven by security selection, particularly in the industrial, health care and financial sectors. Conversely, security selection in the telecommunication services and materials sectors detracted the most from relative performance. From a sector allocation perspective, the Fund’s allocation to the energy sector and our residual cash position in a strongly rising market were detractors from performance; these effects were partially offset by underweight allocations to consumer staples and to the relatively weak materials sector.

Among the top individual contributors to performance were overweight positions in KBC Group SA, Omron Corp., Renault SA and Sumitomo Mitsui Financial Group Inc. (SMFG). KBC Groupe, a Belgian bank, reported strong earnings results that were driven by better-than-expected fee income and cost controls. Investors also reacted favorably to the announced sale of KBC Bank Deutschland. OMRON, a Japanese manufacturer of automation equipment, benefited from stabilizing growth in China and a weaker yen. Renault SA, a French manufacturer of motor vehicles, rose sharply as its cash flow profile was far stronger than the market was expecting. SMFG, a large Japanese bank, was a major beneficiary of the reflationary policy initiatives announced in Japan ahead of and after the December 2012 elections.

Top Ten Holdings as of October 31, 2013 (as a percentage of net assets)
Royal Dutch Shell PLC — Class A	3.0%
Roche Holding AG — Genusschein	2.7%
ovartis AG	2.6%
Siemens AG	2.3%
Nestle S.A.	2.1%
British American Tobacco PLC	1.9%
Sumitomo Mitsui Financial Group, Inc.	1.8%
AXA S.A.	1.8%
Bayer AG	1.8%
Sanofi	1.7%

Portfolio holdings are subject to change daily.

Among the largest individual detractors from performance were overweight positions in Royal Dutch Shell Plc, BHP Billiton Plc, JGC Corp. and Telecom Italia S.p.A. BHP Billiton, a UK/Australian diversified mining company, underperformed due to expectations of softer commodity prices amid Chinese consumption concerns. The company did, however, report solid earnings results on increased iron ore production and sales. Billiton also reiterated guidance and announced that Andrew Mackenzie will be replacing Marius Kloppers as the new CEO. Declining oil prices hurt JGC, a Japanese energy infrastructure provider. Royal Dutch Shell, an oil and natural gas production company, declined after reporting disappointing earnings results that were driven mainly by weakness in their upstream operations. We believe the company’s dividend and valuation remain attractive and we continue to hold the stock. Shares of Telecom Italia, Italy’s largest telephone services provider, fell as sales diminished and investors became concerned about the company’s high level of debt.

Current Strategy and Outlook: In our opinion, international developed stocks remain attractively priced. The sovereign debt and banking crises in Europe have abated significantly, while the prospects for Japanese equities have improved due to a declining Japanese yen and recently announced aggressive monetary and fiscal policies. Chinese economic growth has stabilized after its recent deceleration, while in Europe the prolonged economic recession appears to have ended. We believe the Fund is well diversified across both geographic regions and economic sectors; we continue to favor well-capitalized stocks with what we believe to be unrecognized value.

*	Prior to November 13, 2012, the Fund was managed by Tradewinds Global Investors, LLC. From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change. Effective November 30, 2012, the Fund has been managed by ING Investment Management Co. LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class I September 6, 2006	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	14.15%	15.51%	9.05%	—	—
Class B(2)	15.12%	15.79%	8.92%	—	—
Class C(3)	19.16%	16.02%	8.92%	—	—
Class I	21.40%	17.24%	—	8.38%	—
Class W	21.39%	—	—	—	10.34%
Excluding Sales Charge:
Class A	21.10%	16.89%	9.70%	—	—
Class B	20.12%	16.02%	8.92%	—	—
Class C	20.16%	16.02%	8.92%	—	—
Class I	21.40%	17.24%	—	8.38%	—
Class W	21.39%	—	—	—	10.34%
MSCI EAFE® Index	26.88%	11.99%	7.71%	2.86%	10.93%
MSCI All Country World IndexSM	23.29%	13.47%	7.65%	4.66%	13.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Equity Fund against the indices indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

On November 30, 2012, the Fund changed its primary benchmark from the MSCI All Country World IndexSM to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

PORTFOLIO MANAGERS’ REPORT	ING RUSSIA FUND

Sector Diversification as of October 31, 2013 (as a percentage of net assets)
Energy	45.6%
Financials	17.7%
Consumer Staples	12.2%
Telecommunication Services	12.1%
Materials	7.1%
Information Technology	2.5%
Health Care	0.8%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Renat Nadyukov and Nathan Griffiths, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Performance: For the year ended October 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.53% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 7.66% and 6.81%, respectively, for the same period.

Portfolio Specifics: The Russian equity market remained vulnerable to swings in risk appetite during the fiscal year. Russia started the period with decelerating output growth, rising inflation and economic slowdown. Despite these obstacles, domestic demand remained strong and private consumption continued to drive the Russian economy. The Russian government was unable to balance both its current account, which remained positive, and its federal budget, which turned into deficit; also, it had limited success dealing with inflation. Despite mounting pressure from interest groups, government and the president, the Central Bank of Russia did not introduce monetary easing to revive the economy.

The Fund outperformed both of its benchmarks for the period, mainly due to sector allocation. Stock selection in energy and financials, the two largest sectors for the Fund, contributed the most. Stock selection in industrials and healthcare proved negative. The Fund’s cash position, though small, detracted from results. An underweight allocation to utilities was a major contributor; we saw no indication of government willingness to end the interference or regulatory uncertainty surrounding the sector. An overweight position in the industrials sector proved negative as production slowed considerably during the period.

The top three individual stock contributors to performance were our long-term overweight position in Magnit and underweights in Inter Rao UES and Federal Grid Company UES OAO. During the period, Magnit became the largest Russian food retailer by revenue and continued to maintain high top-line growth and exceptionally strong profitability margins. InterRAO and Federal Grid continued to suffer from utility sector uncertainty. Our underweight to Megafon OJSC, a mobile telecommunication company, was the biggest detractor as unexpectedly good standards of corporate governance and strong growth in mobile data saw the stock rally strongly. Our allocation to Phosagro OJSC, a Russian fertilizer company, proved negative — a secondary equity offering failed to improve liquidity and challenging dynamics in the potash industry saw fertilizer stocks sell off.

Top Ten Holdings as of October 31, 2013 (as a percentage of net assets)
Lukoil OAO ADR	11.7%
Magnit OAO	9.2%
Sberbank	8.9%
Gazprom OAO	8.7%
NovaTek OAO GDR	5.2%
Surgutneftegas OJSC	4.6%
AK Transneft OAO	4.6%
MegaFon OAO GDR	4.3%
Tatneft ADR	3.9%
Rosneft Oil Co. GDR	3.7%

Portfolio holdings are subject to change daily.

Current Outlook and Strategy: With stable oil prices and conservative macroeconomic policies, the Russian economy, in our opinion, seems to be protected from external shocks in the world of tapering fears and the imminent end of monetary easing. Nevertheless, investment remains weak and domestic consumption could come under pressure, albeit a slowing inflation should maintain purchasing power of slower rising incomes. We believe there are clear signs that the current economic model has reached its “sell-by” date. During the third quarter of 2013, Russia’s current account surplus dropped to its lowest level since 1998, which showed the limits of the energy-export-driven economic model and should prompt rebalancing of the economy towards investment and consumption-driven growth.

The Fund will continue to invest in companies that we believe are well positioned to benefit from domestic consumption, external trade and good standards of corporate governance. We continuously look for the companies where interests of minority shareholders are aligned with interests of a majority shareholder. The Fund continues to avoid utilities and underweight materials. We are skeptical of a sustainable domestic demand recovery for the Russian steel sector in the absence of monetary stimulus and expect softer domestic steel pricing environment in the future. We have lowered the Fund’s exposure to the energy sector and still prefer oil stocks over gas. Current Fund positioning includes substantial overweights in the consumer staples and information technology sectors, which we like for their high growth potential and margin outlooks. Our underweight position in the telecommunication services sector is primarily due to our underweight position in Rostelecom, a leading Russian state-owned telecommunication company. We prefer to invest into growing and privately-owned Russian mobile telecommunication operators.

*	Effective August 31, 2013, Angus Alexander Robertson was removed as a portfolio manager of the Fund and Renat Nadyukov was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING RUSSIA FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	5.11%	13.13%	11.80%	—	—
Class I	11.58%	—	—	5.69%	—
Class W	11.77%	—	—	—	(4.75)%
Excluding Sales Charge:
Class A	11.53%	14.47%	12.46%	—	—
Class I	11.58%	—	—	5.69%	—
Class W	11.77%	—	—	—	(4.75)%
RTS Index	7.66%	16.52%	13.08%	6.69%	(5.32)%
MSCI Russia 10/40 Index	6.81%	16.13%	N/A	5.93%	(5.58)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2013*	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2013*
ING Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$932.50	1.11%	$5.41	$1,000.00	$1,019.61	1.11%	$5.65
Class C	1,000.00	929.40	1.86	9.05	1,000.00	1,015.83	1.86	9.45
Class I	1,000.00	933.60	0.81	3.95	1,000.00	1,021.12	0.81	4.13
Class W	1,000.00	934.40	0.86	4.19	1,000.00	1,020.87	0.86	4.38
ING Diversified International Fund**
Class A	$1,000.00	$1,071.20	0.50%	$2.61	$1,000.00	$1,022.68	0.50%	$2.55
Class B	1,000.00	1,067.10	1.25	6.51	1,000.00	1,018.90	1.25	6.36
Class C	1,000.00	1,067.30	1.25	6.51	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	1,072.50	0.25	1.31	1,000.00	1,023.95	0.25	1.28
Class O	1,000.00	1,070.90	0.50	2.61	1,000.00	1,022.68	0.50	2.55
Class R	1,000.00	1,070.10	0.75	3.91	1,000.00	1,021.42	0.75	3.82
Class W	1,000.00	1,072.70	0.25	1.31	1,000.00	1,023.95	0.25	1.28

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2013*	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2013*
ING Global Bond Fund
Class A	$1,000.00	$971.80	0.91%	$4.52	$1,000.00	$1,020.62	0.91%	$4.63
Class B	1,000.00	967.90	1.66	8.23	1,000.00	1,016.84	1.66	8.44
Class C	1,000.00	967.90	1.66	8.23	1,000.00	1,016.84	1.66	8.44
Class I	1,000.00	972.90	0.64	3.18	1,000.00	1,021.98	0.64	3.26
Class O	1,000.00	971.30	0.91	4.52	1,000.00	1,020.62	0.91	4.63
Class R	1,000.00	970.60	1.16	5.76	1,000.00	1,019.36	1.16	5.90
Class R6(1)	1,000.00	1,015.40	0.65	2.73	1,000.00	1,021.93	0.65	3.31
Class W	1,000.00	973.60	0.66	3.28	1,000.00	1,021.88	0.66	3.36
ING Global Perspective Fund**
Class A	$1,000.00	$1,040.20	0.39%	$2.01	$1,000.00	$1,023.24	0.39%	$1.99
Class C	1,000.00	1,037.30	1.14	5.85	1,000.00	1,019.46	1.14	5.80
Class I	1,000.00	1,044.20	0.14	0.72	1,000.00	1,024.50	0.14	0.71
Class R	1,000.00	1,041.30	0.64	3.29	1,000.00	1,021.98	0.64	3.26
Class W	1,000.00	1,043.20	0.14	0.72	1,000.00	1,024.50	0.14	0.71
ING International Small Cap Fund
Class A	$1,000.00	$1,115.40	1.75%	$9.33	$1,000.00	$1,016.38	1.75%	$8.89
Class B	1,000.00	1,112.00	2.40	12.78	1,000.00	1,013.11	2.40	12.18
Class C	1,000.00	1,111.80	2.40	12.77	1,000.00	1,013.11	2.40	12.18
Class I	1,000.00	1,118.50	1.27	6.78	1,000.00	1,018.80	1.27	6.46
Class O	1,000.00	1,116.10	1.65	8.80	1,000.00	1,016.89	1.65	8.39
Class W	1,000.00	1,117.60	1.40	7.47	1,000.00	1,018.15	1.40	7.12
ING International Value Equity Fund
Class A	$1,000.00	$1,101.90	1.36%	$7.21	$1,000.00	$1,018.35	1.36%	$6.92
Class B	1,000.00	1,097.40	2.11	11.15	1,000.00	1,014.57	2.11	10.71
Class C	1,000.00	1,097.90	2.11	11.16	1,000.00	1,014.57	2.11	10.71
Class I	1,000.00	1,103.30	1.11	5.88	1,000.00	1,019.61	1.11	5.65
Class W	1,000.00	1,103.50	1.11	5.89	1,000.00	1,019.61	1.11	5.65
ING Russia Fund
Class A	$1,000.00	$1,100.20	2.01%	$10.64	$1,000.00	$1,015.07	2.01%	$10.21
Class I	1,000.00	1,101.20	1.85	9.80	1,000.00	1,015.88	1.85	9.40
Class W	1,000.00	1,101.20	1.76	9.32	1,000.00	1,016.33	1.76	8.94

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

(1)	Commencement of operations was May 31, 2013. Expenses paid for the actual Funds’ return reflect the 153-day period ended October 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments, of ING Diversified Emerging Markets Debt Fund, ING Diversified International Fund, ING Global Bond Fund, ING Global Perspectives Fund, ING International Small Cap Fund, ING International Value Equity Fund (formerly, ING Global Value Choice Fund), and ING Russia Fund, each a series of ING Mutual Funds, as of October 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of ING Mutual Funds as of October 31, 2013, and the results of their operations for year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2013

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund	ING Global Bond Fund	ING Global Perspectives Fund
ASSETS:
Investments in securities at fair value*	$—	$1,774,017	$552,907,226	$—
Investments in affiliated underlying funds at fair value**	912,766	84,753,967	—	8,743,482
Short-term investments at fair value***	42,000	—	3,509,000	—
Total investments at fair value	954,766	86,527,984	556,416,226	8,743,482
Short-term investments at amortized cost	—	—	2,668,986	—
Cash	660	793	211,080	23
Cash collateral for futures	—	—	3,278,278	—
Cash pledged for centrally cleared swaps (Note 2)	—	—	850,000	—
Foreign currencies at value****	—	—	7,732,501	—
Foreign cash collateral for futures*****	—	—	591,128	—
Foreign cash collateral for centrally cleared swaps******	—	—	2,074,634	—
Receivables:
Investment in affiliated underlying funds sold	—	42,362	—	—
Investment securities sold	—	—	22,107,476	—
Fund shares sold	—	54,526	1,353,335	274,537
Dividends	1	—	18,104	—
Interest	—	—	5,723,978	—
Unrealized appreciation on forward foreign currency contracts	—	—	9,507,807	—
Upfront payments paid on OTC swap agreements	—	—	253,956	—
Unrealized appreciation on OTC swap agreements	—	—	48,222	—
Prepaid expenses	30,363	17,920	45,110	955
Prepaid offering expense	1,263	—	—	41,644
Reimbursement due from manager	24,432	526	5,275	13,587
Total assets	1,011,485	86,644,111	612,886,096	9,074,228
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	—	273,694
Payable for investment securities purchased	—	—	16,398,284	—
Payable for fund shares redeemed	—	183,017	1,369,830	—
Payable for foreign cash collateral for futures*******	—	—	2,922	—
Unrealized depreciation on forward foreign currency contracts	—	—	4,577,562	—
Variation margin payable on centrally cleared swaps	—	—	1,795,916	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	2,620,000	—
Payable for investment management fees	582	434	199,980	581
Payable for administrative fees	83	7,306	49,995	576
Payable for distribution and shareholder service fees	5	36,749	86,933	2,377
Payable for trustee fees	6	448	4,205	15
Other accrued expenses and liabilities	24,306	153,874	259,250	14,453
Written options, at fair valueˆ	—	—	226,356	—
Total liabilities	24,982	381,828	27,591,233	291,696
NET ASSETS	$986,503	$86,262,283	$585,294,863	$8,782,532
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,017,063	$230,471,231	$596,368,232	$8,515,845
Undistributed (distributions in excess of) net investment income	23,474	(563,514)	(16,041,931)	19,156
Accumulated net realized gain (loss)	(14,287)	(160,117,774)	(3,078,133)	10,093
Net unrealized appreciation (depreciation)	(39,747)	16,472,340	8,046,695	237,438
NET ASSETS	$986,503	$86,262,283	$585,294,863	$8,782,532
____________________________
* Cost of investments in securities	$—	$1,636,953	$548,999,708	$—
** Cost of investments in affiliated underlying funds	$952,513	$68,418,691	$—	$8,506,045
*** Cost of short-term investments	$42,000	$—	$3,514,106	$—
**** Cost of foreign currencies	$—	$—	$7,698,801	$—
***** Cost of foreign cash collateral for futures	$—	$—	$591,128	$—
****** Cost of foreign cash collateral for centrally cleared swaps	$—	$—	$2,074,634	$—
******* Cost of payable for foreign cash collateral for futures	$—	$—	$2,922	$—
ˆ Premiums received on written options	$—	$—	$400,733	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013 (CONTINUED)

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund	ING Global Bond Fund		ING Global Perspectives Fund
Class A
Net assets	$10,872	$39,877,665	$122,548,664		$2,218,530
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	1,125	3,788,646	11,149,182		209,180
Net asset value and redemption price per share†	$9.67	$10.53	$10.99		$10.61
Maximum offering price per share (5.75%)(1)	$10.26	$11.17	$11.27	(2)	$11.26

Class B
Net assets	n/a	$7,092,998	$738,292		n/a
Shares authorized	n/a	unlimited	unlimited		n/a
Par value	n/a	$—	$—		n/a
Shares outstanding	n/a	676,094	67,838		n/a
Net asset value and redemption price per share†	n/a	$10.49	$10.88		n/a

Class C
Net assets	$3,336	$24,876,817	$68,553,711		$112,340
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	347	2,375,116	6,274,967		10,631
Net asset value and redemption price per share†	$9.61	$10.47	$10.92		$10.57

Class I
Net assets	$969,352	$8,405,684	$178,804,667		$81,098
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	99,973	800,842	16,324,756		7,640
Net asset value and redemption price per share	$9.70	$10.50	$10.95		$10.62

Class O
Net assets	n/a	$5,339,493	$3,423,717		n/a
Shares authorized	n/a	unlimited	unlimited		n/a
Par value	n/a	$—	$—		n/a
Shares outstanding	n/a	512,275	317,477		n/a
Net asset value and redemption price per share	n/a	$10.42	$10.78		n/a

Class R
Net assets	n/a	$110,394	$231,891		$6,199,825
Shares authorized	n/a	unlimited	unlimited		unlimited
Par value	n/a	$—	$—		$—
Shares outstanding	n/a	10,633	21,132		585,630
Net asset value and redemption price per share	n/a	$10.38	$10.97		$10.59

Class R6
Net assets	n/a	n/a	$183,368,019		n/a
Shares authorized	n/a	n/a	unlimited		n/a
Par value	n/a	n/a	$—		n/a
Shares outstanding	n/a	n/a	16,685,494		n/a
Net asset value and redemption price per share	n/a	n/a	$10.99		n/a

Class W
Net assets	$2,943	$559,232	$27,625,902		$170,739
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	304	53,422	2,563,390		16,079
Net asset value and redemption price per share	$9.69	$10.47	$10.78		$10.62

____________________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013

	ING International Small Cap Fund	ING International Value Equity Fund	ING Russia Fund
ASSETS:
Investments in securities at fair value+*	$247,834,775	$416,412,891	$186,692,680
Short-term investments at fair value**	6,160,767	2,176,556	2,029,958
Total investments at fair value	253,995,542	418,589,447	188,722,638
Cash	—	2,448	3,390,466
Foreign currencies at value***	936,009	939,107	3,174
Receivables:
Investment securities sold	2,428,863	944,964	2,722,425
Fund shares sold	442,280	169,486	183,400
Dividends	699,318	919,577	644,711
Foreign tax reclaims	314,711	1,303,805	—
Prepaid expenses	28,854	19,499	16,369
Reimbursement due from manager	7,072	36,817	—
Total assets	258,852,649	422,925,150	195,683,183

LIABILITIES:
Payable for investment securities purchased	3,623,275	—	2,055,827
Payable for fund shares redeemed	147,576	651,471	610,559
Payable upon receipt of securities loaned	2,475,534	1,583,556	2,029,958
Payable for investment management fees	206,565	384,580	204,910
Payable for administrative fees	21,186	35,478	16,348
Payable for distribution and shareholder service fees	46,069	165,736	39,474
Payable to custodian due to bank overdraft	137,823	—	—
Payable for trustee fees	1,243	1,168	1,065
Other accrued expenses and liabilities	245,214	378,674	330,033
Total liabilities	6,904,485	3,200,663	5,288,174
NET ASSETS	$251,948,164	$419,724,487	$190,395,009

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$456,869,833	$1,386,377,037	$218,280,041
Undistributed net investment income	3,841,248	87,219	2,223,322
Accumulated net realized loss	(240,987,170)	(1,045,052,925)	(97,871,782)
Net unrealized appreciation	32,224,253	78,313,156	67,763,428
NET ASSETS	$251,948,164	$419,724,487	$190,395,009

____________________________
+ Including securities loaned at value	$2,321,361	$1,543,518	$1,932,939
* Cost of investments in securities	$215,600,032	$338,124,682	$118,929,394
** Cost of short-term investments	$6,160,767	$2,176,556	$2,029,958
*** Cost of foreign currencies	$937,721	$946,681	$3,032

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013 (CONTINUED)

	ING International Small Cap Fund	ING International Value Equity Fund	ING Russia Fund
Class A
Net assets	$86,288,580	$229,273,165	$183,278,923
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,818,368	7,335,363	5,263,891
Net asset value and redemption price per share†	$47.45	$31.26	$34.82
Maximum offering price per share (5.75%)(1)	$50.34	$33.17	$36.94

Class B
Net assets	$1,533,965	$3,528,651	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	30,598	104,476	n/a
Net asset value and redemption price per share†	$50.13	$33.77	n/a

Class C
Net assets	$22,452,462	$135,057,005	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	509,666	4,621,075	n/a
Net asset value and redemption price per share†	$44.05	$29.23	n/a

Class I
Net assets	$94,486,108	$45,485,308	$7,037,836
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,986,685	1,442,269	200,182
Net asset value and redemption price per share	$47.56	$31.54	$35.16

Class O
Net assets	$2,763,431	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	58,778	n/a	n/a
Net asset value and redemption price per share	$47.01	n/a	n/a

Class W
Net assets	$44,423,618	$6,380,358	$78,250
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	784,064	202,626	2,232
Net asset value and redemption price per share	$56.66	$31.49	$35.05

____________________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2013

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund	ING Global Bond Fund	ING Global Perspectives Fund
	November 2, 2012(1) to October 31, 2013			March 28, 2013(1) to October 31, 2013
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$40,147	$1,411,643	$—	$32,710
Dividends	—	55,989	44,715	—
Interest	—	—	29,773,687	—
Dividends from unaffiliated underlying funds	15	—	—	—
Total investment income	40,162	1,467,632	29,818,402	32,710

EXPENSES:
Investment management fees	6,912	434	2,951,432	1,782
Distribution and shareholder service fees:
Class A	12	103,582	449,251	1,492
Class B	—	73,794	10,856	—
Class C	29	263,312	956,726	435
Class O	—	11,907	9,431	—
Class R	—	512	1,252	5,319
Transfer agent fees:
Class A	24	77,106	139,147	608
Class B	—	13,799	834	—
Class C	15	49,199	74,421	46
Class I	208	11,742	83,418	38
Class O	—	8,674	2,950	—
Class R	—	188	196	1,080
Class R6	—	—	3,822	—
Class W	14	930	27,643	70
Administrative service fees	987	89,585	737,851	1,782
Shareholder reporting expense	9,714	33,838	95,180	3,759
Registration fees	15,935	82,797	136,416	3,938
Professional fees	12,090	16,574	108,153	9,913
Custody and accounting expense	14,670	18,209	440,740	1,039
Trustee fees	30	2,688	25,224	90
Offering expense	113,737	—	—	58,356
Miscellaneous expense	6,816	5,679	70,080	4,028
Interest expense	9	163	6,463	—
Total expenses	181,202	864,712	6,331,486	93,775
Net waived and reimbursed fees	(173,142)	(185,367)	(140,964)	(84,018)
Net expenses	8,060	679,345	6,190,522	9,757
Net investment income	32,102	788,287	23,627,880	22,953

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	233,866	(6,626,401)	—
Capital gain distributions from affiliated underlying funds	1,952	192,712	—	—
Sale of affiliated underlying funds	(14,287)	3,198,480	—	3,766
Foreign currency related transactions	(1,712)	—	(18,993,763)	—
Futures	—	—	498,044	—
Swaps	—	—	(9,788,405)	—
Written options	—	—	980,808	—
Net realized gain (loss)	(14,047)	3,625,058	(33,929,717)	3,766
Net change in unrealized appreciation (depreciation) on:
Investments	—	246,990	(17,310,136)	—
Affiliated underlying funds	(39,747)	11,625,150	—	237,438
Foreign currency related transactions	—	—	1,517,448	—
Futures	—	—	351,693	—
Swaps	—	—	7,261,800	—
Written options	—	—	(618,186)	—
Net change in unrealized appreciation (depreciation)	(39,747)	11,872,140	(8,797,381)	237,438
Net realized and unrealized gain (loss)	(53,794)	15,497,198	(42,727,098)	241,204
Increase (decrease) in net assets resulting from operations	$(21,692)	$16,285,485	$(19,099,218)	$264,157

____________________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2013 (CONTINUED)

	ING International Small Cap Fund	ING International Value Equity Fund	ING Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,685,790	$5,935,746	$7,253,552
Interest, net of foreign taxes withheld*	14,314	—	—
Securities lending income, net	50,730	7,238	45,576
Other	—	—	2,249
Total investment income	5,750,834	5,942,984	7,301,377

EXPENSES:
Investment management fees	2,485,335	2,102,395	2,661,892
Distribution and shareholder service fees:
Class A	293,403	293,990	512,275
Class B	16,414	30,128	—
Class C	209,680	721,334	—
Class O	5,149	—	—
Transfer agent fees:
Class A	109,976	160,320	361,277
Class B	2,143	4,306	—
Class C	27,525	98,755	—
Class I	18,127	36,122	21,196
Class O	2,727	—	—
Class W	52,752	9,657	127
Administrative service fees	248,531	233,598	212,476
Shareholder reporting expense	32,806	59,380	38,585
Registration fees	89,571	66,223	47,411
Professional fees	66,112	50,204	35,030
Custody and accounting expense	261,897	112,747	353,132
Trustee fees	7,456	7,008	6,389
Proxy and solicitation costs (Note 7)	51,000	157,200	—
Miscellaneous expense	17,885	37,954	14,620
Interest expense	3,324	741	2,192
Total expenses	4,001,813	4,182,062	4,266,602
Net waived and reimbursed fees	(117,245)	(561,517)	—
Brokerage commission recapture	(208)	(4,066)	—
Net expenses	3,884,360	3,616,479	4,266,602
Net investment income	1,866,474	2,326,505	3,034,775

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	46,084,105	(9,101,837)	2,390,638
Foreign currency related transactions	(29,487)	(40,549)	(75,192)
Net realized gain (loss)	46,054,618	(9,142,386)	2,315,446
Net change in unrealized appreciation (depreciation) on:
Investments	18,178,097	102,738,182	16,835,890
Foreign currency related transactions	5,730	35,787	(3,626)
Net change in unrealized appreciation (depreciation)	18,183,827	102,773,969	16,832,264
Net realized and unrealized gain	64,238,445	93,631,583	19,147,710
Increase in net assets resulting from operations	$66,104,919	$95,958,088	$22,182,485
____________________________
* Foreign taxes withheld	$470,867	$547,399	$1,158,424

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund
	November 2, 2012(1) to October 31, 2013	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$32,102	$788,287	$1,275,607
Net realized gain (loss)	(14,047)	3,625,058	(262,281)
Net change in unrealized appreciation (depreciation)	(39,747)	11,872,140	3,400,195
Increase (decrease) in net assets resulting from operations	(21,692)	16,285,485	4,413,521

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(26)	(933,473)	(702,513)
Class B	—	(108,940)	(25,317)
Class C	(22)	(365,430)	(95,652)
Class I	(8,889)	(236,711)	(173,157)
Class O	—	(91,620)	(47,020)
Class R	—	(2,051)	(1,361)
Class W	(27)	(11,530)	(14,983)
Total distributions	(8,964)	(1,749,755)	(1,060,003)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,008,198	5,609,768	6,351,082
Reinvestment of distributions	8,964	1,392,450	865,547
	1,017,162	7,002,218	7,216,629
Cost of shares redeemed	(3)	(32,007,779)	(40,900,474)
Net increase (decrease) in net assets resulting from capital share transactions	1,017,159	(25,005,561)	(33,683,845)
Net increase (decrease) in net assets	986,503	(10,469,831)	(30,330,327)

NET ASSETS:
Beginning of year or period	—	96,732,114	127,062,441
End of year or period	$986,503	$86,262,283	$96,732,114
Undistributed (distributions in excess of) net investment income at end of year or period	$23,474	$(563,514)	$343,923
____________________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Bond Fund		ING Global Perspectives Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	March 28, 2013(1) to October 31, 2013
FROM OPERATIONS:
Net investment income	$23,627,880	$24,765,610	$22,953
Net realized gain (loss)	(33,929,717)	(8,026,186)	3,766
Net change in unrealized appreciation (depreciation)	(8,797,381)	21,528,154	237,438
Increase (decrease) in net assets resulting from operations	(19,099,218)	38,267,578	264,157

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,124,636)	(2,973,693)	—
Class B	(4,851)	(10,812)	—
Class C	(359,816)	(453,531)	—
Class I	(2,600,290)	(4,757,431)	—
Class O	(21,461)	(51,069)	—
Class R	(1,254)	(592)	—
Class W	(191,945)	(379,070)	—
Net realized gains:
Class A	—	(9,453,922)	—
Class B	—	(77,080)	—
Class C	—	(3,749,885)	—
Class I	—	(11,707,244)	—
Class O	—	(159,667)	—
Class R	—	(3,022)	—
Class W	—	(986,134)	—
Return of capital:
Class A	(6,112,348)	(2,892,533)	—
Class B	(31,594)	(26,356)	—
Class C	(2,764,227)	(1,459,959)	—
Class I	(12,985,537)	(5,236,765)	—
Class O	(131,261)	(60,046)	—
Class R	(8,082)	(2,655)	—
Class R6	(2,607,204)	—	—
Class W	(1,321,669)	(400,311)	—
Total distributions	(30,266,175)	(44,841,777)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	500,496,746	509,177,465	8,539,071
Reinvestment of distributions	25,336,210	37,756,214	—
	525,832,956	546,933,679	8,539,071
Cost of shares redeemed	(695,153,331)	(371,164,423)	(20,696)
Net increase (decrease) in net assets resulting from capital share transactions	(169,320,375)	175,769,256	8,518,375
Net increase (decrease) in net assets	(218,685,768)	169,195,057	8,782,532

NET ASSETS:
Beginning of year or period	803,980,631	634,785,574	—
End of year or period	$585,294,863	$803,980,631	$8,782,532
Undistributed (distributions in excess of) net investment income at end of year or period	$(16,041,931)	$(3,407,671)	$19,156
____________________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Small Cap Fund		ING International Value Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$1,866,474	$3,487,467	$2,326,505	$3,021,333
Net realized gain (loss)	46,054,618	(884,643)	(9,142,386)	(34,832,397)
Net change in unrealized appreciation (depreciation)	18,183,827	10,619,358	102,773,969	(7,498,513)
Increase (decrease) in net assets resulting from operations	66,104,919	13,222,182	95,958,088	(39,309,577)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,359,524)	(1,557,769)	(1,587,562)	(2,085,360)
Class B	(16,313)	(10,775)	(28,420)	—
Class C	(258,802)	(230,441)	(569,324)	(366,940)
Class I	(2,092,006)	(3,055,854)	(508,731)	(2,716,720)
Class O	(29,554)	(25,934)	—	—
Class W	(637,682)	(458,648)	(175,798)	(288,923)
Net realized gains:
Class A	—	—	—	(20,838,644)
Class B	—	—	—	(485,497)
Class C	—	—	—	(13,221,207)
Class I	—	—	—	(19,281,134)
Class W	—	—	—	(2,277,810)
Total distributions	(4,393,881)	(5,339,421)	(2,869,835)	(61,562,235)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	43,186,550	29,267,070	20,702,730	54,481,797
Payment from distribution/payment by affiliate	—	821,983	—	364,932
Proceeds from shares issued in merger (Note 17)	—	—	319,527,650	—
Reinvestment of distributions	3,684,761	3,263,088	2,202,378	36,770,617
	46,871,311	33,352,141	342,432,758	91,617,346
Cost of shares redeemed	(98,807,415)	(106,730,639)	(193,378,180)	(453,328,903)
Net increase (decrease) in net assets resulting from capital share transactions	(51,936,104)	(73,378,498)	149,054,578	(361,711,557)
Net increase (decrease) in net assets	9,774,934	(65,495,737)	242,142,831	(462,583,369)

NET ASSETS:
Beginning of year or period	242,173,230	307,668,967	177,581,656	640,165,025
End of year or period	$251,948,164	$242,173,230	$419,724,487	$177,581,656
Undistributed net investment income at end of year or period	$3,841,248	$4,269,957	$87,219	$678,384

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Russia Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$3,034,775	$1,234,539
Net realized gain (loss)	2,315,446	(2,514,104)
Net change in unrealized appreciation (depreciation)	16,832,264	(19,656,224)
Increase (decrease) in net assets resulting from operations	22,182,485	(20,935,789)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,638,147)	—
Class I	(71,291)	—
Class W	(715)	—
Total distributions	(1,710,153)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,482,679	24,129,463
Reinvestment of distributions	1,486,561	—
	12,969,240	24,129,463
Redemption fee proceeds	39,272	133,331
Cost of shares redeemed	(87,447,310)	(87,210,483)
Net decrease in net assets resulting from capital share transactions	(74,438,798)	(62,947,689)
Net decrease in net assets	(53,966,466)	(83,883,478)

NET ASSETS:
Beginning of year or period	244,361,475	328,244,953
End of year or period	$190,395,009	$244,361,475
Undistributed net investment income at end of year or period	$2,223,322	$973,892

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Diversified Emerging Markets Debt Fund(4)
Class A
11-02-12(5)–10-31-13	10.00	0.26	•	(0.51)	(0.25)	0.08	—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
11-02-12(5)–10-31-13	10.00	0.21	•	(0.53)	(0.32)	0.07	—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
11-02-12(5)–10-31-13	10.00	0.32		(0.53)	(0.21)	0.09	—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
11-02-12(5)–10-31-13	10.00	0.31		(0.53)	(0.22)	0.09	—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
ING Diversified International Fund(4)
Class A
10-31-13	8.95	0.12	•	1.66	1.78	0.20	—	—	0.20	—	10.53	20.22	0.72	0.50	0.50	1.21	39,878	27
10-31-12	8.62	0.12		0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08	—	0.01	0.09	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06	—	0.01	0.07	—	9.33	13.71	0.63	0.39	0.39	0.76	102,460	49
10-31-09	7.30	0.24	•	1.59	1.83	0.86	—	—	0.86	—	8.27	28.22	0.76	0.38	0.38	3.45	129,966	32
Class B
10-31-13	8.92	0.04	•	1.66	1.70	0.13	—	—	0.13	—	10.49	19.24	1.47	1.25	1.25	0.37	7,093	27
10-31-12	8.57	0.06		0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00 *	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—	—	0.01	0.01	—	9.27	12.78	1.38	1.14	1.14	(0.03)	16,616	49
10-31-09	7.22	0.17	•	1.61	1.78	0.77	—	—	0.77	—	8.23	27.46	1.51	1.13	1.13	2.43	19,919	32
Class C
10-31-13	8.90	0.03	•	1.66	1.69	0.12	—	—	0.12	—	10.47	19.21	1.47	1.25	1.25	0.34	24,877	27
10-31-12	8.55	0.06		0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01	—	0.01	0.02	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—	—	0.01	0.01	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49
10-31-09	7.21	0.17	•	1.60	1.77	0.77	—	—	0.77	—	8.21	27.32	1.51	1.13	1.13	2.54	71,831	32
Class I
10-31-13	8.93	0.14	•	1.65	1.79	0.22	—	—	0.22	—	10.50	20.45	0.41	0.25	0.25	1.42	8,406	27
10-31-12	8.61	0.13		0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
10-31-11	9.32	0.08	•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
10-31-10	8.26	0.03	•	1.12	1.15	0.08	—	0.01	0.09	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
10-31-09	7.30	0.31	•	1.55	1.86	0.90	—	—	0.90	—	8.26	28.78	0.48	0.10	0.10	4.55	3,209	32
Class O
10-31-13	8.87	0.07	•	1.69	1.76	0.21	—	—	0.21	—	10.42	20.18	0.72	0.50	0.50	0.72	5,339	27
10-31-12	8.56	0.11		0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09	—	0.01	0.10	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
10-31-10	8.24	0.05	•	1.08	1.13	0.08	—	0.01	0.09	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49
10-31-09	7.29	0.10	•	1.74	1.84	0.89	—	—	0.89	—	8.24	28.45	0.76	0.38	0.38	1.30	1,911	32
Class R
10-31-13	8.84	0.07		1.66	1.73	0.19	—	—	0.19	—	10.38	19.89	0.97	0.75	0.75	0.69	110	27
10-31-12	8.52	0.14	•	0.27	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75	0.75	1.67	96	20
10-31-11	9.22	0.05		(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75	0.75	0.58	137	112
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	9.22	13.40	0.88	0.64	0.64	0.47	173	49
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	8.18	28.13	1.01	0.63	0.63	2.94	198	32
Class W
10-31-13	8.90	0.11	•	1.68	1.79	0.22	—	—	0.22	—	10.47	20.46	0.47	0.25	0.25	1.20	559	27
10-31-12	8.58	0.15		0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25	0.25	1.86	647	20
10-31-11	9.30	0.12	•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25	0.25	1.29	1,392	112
10-31-10	8.25	0.09	•	1.06	1.15	0.09	—	0.01	0.10	—	9.30	14.07	0.38	0.09	0.09	1.03	2,440	49
10-31-09	7.29	0.21	•	1.65	1.86	0.90	—	—	0.90	—	8.25	28.84	0.48	0.10	0.10	2.96	2,545	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund
Class A
10-31-13	11.63	0.36	•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91		0.91		3.17		122,549	557
10-31-12	11.76	0.40	•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90		0.90		3.46		219,276	609
10-31-11	12.32	0.46	•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90		0.90		3.88		266,155	440
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
10-31-09	10.19	0.32		2.13	2.45	0.15	0.24	—	0.39	—	12.25	24.43	1.06	0.91	†	0.91	†	3.30	†	103,255	396
Class B
10-31-13	11.51	0.27	•	(0.54)	(0.27)	0.04	—	0.32	0.36	—	10.88	(2.38)	1.69	1.66		1.66		2.43		738	557
10-31-12	11.66	0.32	•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65		1.65		2.77		1,587	609
10-31-11	12.21	0.42		(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65		1.65		3.33		2,086	440
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22	1.75	1.65	†	1.65	†	3.79	†	4,125	440
10-31-09	10.16	0.29		2.07	2.36	0.12	0.24	—	0.36	—	12.16	23.56	1.81	1.66	†	1.66	†	2.59	†	5,135	396
Class C
10-31-13	11.56	0.27	•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66		1.66		2.42		68,554	557
10-31-12	11.70	0.32	•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65		1.65		2.77		109,381	609
10-31-11	12.25	0.38		(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65		1.65		3.25		89,510	440
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23	1.75	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28	•	2.08	2.36	0.12	0.24	—	0.36	—	12.20	23.48	1.81	1.66	†	1.66	†	2.54	†	45,773	396
Class I
10-31-13	11.59	0.38	•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64		0.64		3.40		178,805	557
10-31-12	11.73	0.44	•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60		0.60		3.82		437,620	609
10-31-11	12.28	0.51	•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56		0.56		4.34		251,112	440
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44	0.65	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45	•	2.04	2.49	0.24	0.24	—	0.48	—	12.22	24.94	0.71	0.56	†	0.56	†	3.89	†	136,178	396
Class O
10-31-13	11.42	0.36		(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91		0.91		3.18		3,424	557
10-31-12	11.57	0.40		0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90		0.90		3.52		4,117	609
10-31-11	12.12	0.46	•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90		0.90		3.98		3,985	440
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17	1.00	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37	•	2.04	2.41	0.26	0.24	—	0.50	—	12.06	24.26	1.06	0.91	†	0.91	†	3.30	†	3,126	396
Class R
10-31-13	11.61	0.33		(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16		1.16		2.93		232	557
10-31-12	11.75	0.39	•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15		1.15		3.42		276	609
08-05-11(5)–10-31-11	12.06	0.12	•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15		1.15		4.22		3	440
Class R6
05-31-13(5)–10-31-13	10.98	0.15	•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65		0.65		3.28		183,368	557
Class W
10-31-13	11.41	0.37	•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66		0.66		3.40		27,626	557
10-31-12	11.56	0.43	•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89	0.68	0.65		0.65		3.79		31,723	609
10-31-11	12.12	0.48		(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60	0.71	0.65		0.65		4.07		21,934	440
10-31-10	12.06	0.52	•	0.34	0.86	0.75	0.05	—	0.80	—	12.12	7.45	0.75	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(5)–10-31-09	11.22	0.14	•	1.03	1.17	0.33	—	—	0.33	—	12.06	10.54	0.71	0.56	†	0.56	†	2.85	†	1,533	396
ING Global Perspectives Fund(4)
Class A
03-28-13(5)–10-31-13	10.00	0.09	•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39		0.39		1.41		2,219	4
Class C
03-28-13(5)–10-31-13	10.00	0.03		0.54	0.57	—	—	—	—	—	10.57	5.70	5.83	1.14		1.14		0.73		112	4
Class I
03-28-13(5)–10-31-13	10.00	0.10	•	0.52	0.62	—	—	—	—	—	10.62	6.20	5.03	0.14		0.14		1.65		81	4
Class R
03-28-13(5)–10-31-13	10.00	0.07	•	0.52	0.59	—	—	—	—	—	10.59	5.90	5.33	0.64		0.64		1.20		6,200	4
Class W
03-28-13(5)–10-31-13	10.00	0.11	•	0.51	0.62	—	—	—	—	—	10.62	6.20	4.83	0.14		0.14		1.77		171	4

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Small Cap Fund
Class A
10-31-13	37.07	0.23	•	10.79	11.02	0.64		—	—	0.64		—	47.45	30.16		1.79	1.75		1.75		0.55		86,289	117
10-31-12	35.39	0.42	•	1.73	2.15	0.57		—	—	0.57		0.10	37.07	6.62	(a)	1.77	1.74		1.74		1.20		81,948	31
10-31-11	37.55	0.29	•	(2.32)	(2.03)	0.14		—	—	0.14		0.01	35.39	(5.41	)(b)	1.72	1.70		1.70		0.74		99,873	37
10-31-10	31.45	0.14	•	6.28	6.42	0.40		—	—	0.40		0.08	37.55	20.85	(c)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21	•	9.04	9.25	0.71		—	—	0.71		0.18	31.45	42.73	(d)	1.95	1.95	†	1.95	†	0.85	†	177,914	103
Class B
10-31-13	39.12	(0.06	)•	11.43	11.37	0.36		—	—	0.36		—	50.13	29.31		2.44	2.40		2.40		(0.14)		1,534	117
10-31-12	37.10	0.19	•	1.90	2.09	0.17		—	—	0.17		0.10	39.12	5.96	(a)	2.42	2.39		2.39		0.51		1,888	31
10-31-11	39.49	(0.00	)*•	(2.41)	(2.41)	0.00	*	—	—	0.00	*	0.02	37.10	(6.05	)(b)	2.37	2.35		2.35		(0.01)		2,592	37
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13		—	—	0.13		0.08	39.49	20.07	(c)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06	•	9.45	9.51	0.17		—	—	0.17		0.19	33.01	41.60	(d)	2.60	2.60	†	2.60	†	0.24	†	8,383	103
Class C
10-31-13	34.50	(0.04	)•	10.04	10.00	0.45		—	—	0.45		—	44.05	29.32		2.44	2.40		2.40		(0.10)		22,452	117
10-31-12	32.93	0.18	•	1.63	1.81	0.33		—	—	0.33		0.09	34.50	5.94	(a)	2.42	2.39		2.39		0.55		20,351	31
10-31-11	35.04	0.04	•	(2.16)	(2.12)	0.00	*	—	—	0.00	*	0.01	32.93	(6.02	)(b)	2.37	2.35		2.35		0.11		23,410	37
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24		—	—	0.24		0.07	35.04	20.05	(c)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05	•	8.46	8.51	0.42		—	—	0.42		0.17	29.41	41.80	(d)	2.60	2.60	†	2.60	†	0.21	†	31,928	103
Class I
10-31-13	37.14	0.43	•	10.79	11.22	0.80		—	—	0.80		—	47.56	30.79		1.33	1.27		1.27		1.04		94,486	117
10-31-12	35.50	0.57		1.74	2.31	0.77		—	—	0.77		0.10	37.14	7.15	(a)	1.29	1.26		1.26		1.61		100,952	31
10-31-11	37.66	0.50	•	(2.35)	(1.85)	0.32		—	—	0.32		0.01	35.50	(4.97	)(b)	1.27	1.25		1.25		1.26		153,676	37
10-31-10	31.53	0.33		6.27	6.60	0.55		—	—	0.55		0.08	37.66	21.45	(c)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32	•	9.09	9.41	0.91		—	—	0.91		0.18	31.53	43.57	(d)	1.45	1.45	†	1.45	†	1.29	†	164,985	103
Class O
10-31-13	36.75	0.29	•	10.66	10.95	0.69		—	—	0.69		—	47.01	30.28		1.69	1.65		1.65		0.70		2,763	117
10-31-12	35.13	0.50		1.67	2.17	0.65		—	—	0.65		0.10	36.75	6.75	(a)	1.67	1.64		1.64		1.37		1,573	31
10-31-11	37.30	0.39	•	(2.37)	(1.98)	0.20		—	—	0.20		0.01	35.13	(5.32	)(b)	1.62	1.60		1.60		1.00		1,425	37
10-31-10	31.28	0.19		6.22	6.41	0.47		—	—	0.47		0.08	37.30	20.95	(c)	1.71	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18	•	9.07	9.25	0.90		—	—	0.90		0.18	31.28	43.07	(d)	0.19	0.19	†	0.19	†	0.69	†	565	103
Class W
10-31-13	44.11	0.45	•	12.86	13.31	0.76		—	—	0.76		—	56.66	30.62		1.44	1.40		1.40		0.92		44,424	117
10-31-12	42.00	0.66		2.05	2.71	0.72		—	—	0.72		0.12	44.11	7.02	(a)	1.42	1.39		1.39		1.61		35,461	31
10-31-11	44.49	0.53	•	(2.79)	(2.26)	0.25		—	—	0.25		0.02	42.00	(5.08	)(b)	1.37	1.35		1.35		1.14		26,693	37
10-31-10	37.21	0.32	•	7.41	7.73	0.54		—	—	0.54		0.09	44.49	21.24	(c)	1.46	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37		10.71	11.08	0.92		—	—	0.92		0.22	37.21	43.54	(d)	1.45	1.45	†	1.45	†	1.32	†	12,096	103
ING International Value Equity Fund
Class A
10-31-13	26.44	0.33	•	5.15	5.48	0.66		—	—	0.66		—	31.26	21.10		1.60	1.36		1.36		1.15		229,273	125
10-31-12	32.23	0.29	•	(2.74)	(2.45)	0.31		3.05	—	3.36		0.02	26.44	(7.71	)(a)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21		0.66	0.87	0.47		—	—	0.47		—	32.23	2.69		1.43	1.43		1.42		0.70		233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17		—	—	0.17		0.04	31.83	21.97	(e)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—		—	—	—		—	26.25	55.88		1.58	1.50	†	1.49	†	0.56	†	107,499	81
Class B
10-31-13	28.43	0.22	•	5.46	5.68	0.34		—	—	0.34		—	33.77	20.12		2.35	2.11		2.11		0.73		3,529	125
10-31-12	34.28	0.12	•	(2.94)	(2.82)	—		3.05	—	3.05		0.02	28.43	(8.35	)(a)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20		—	—	0.20		—	34.28	1.94		2.18	2.18		2.17		(0.12)		5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07		—	—	0.07		0.04	33.82	21.07	(e)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—		—	—	—		—	28.00	54.70		2.33	2.25	†	2.24	†	(0.19	)†	7,105	81

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
ING International Value Equity Fund (continued)
Class C
10-31-13	24.67	0.12	•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16		2.35	2.11		2.11		0.44	135,057	125
10-31-12	30.27	0.08	•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36	)(a)	2.33	2.26		2.22		0.32	52,628	35
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—	—	0.35	—	30.27	1.93		2.18	2.18		2.17		(0.05)	134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04	30.03	21.04	(e)	2.25	2.24		2.23		(0.33)	103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—	24.88	54.73		2.33	2.25	†	2.24	†	(0.30)†	48,308	81
Class I
10-31-13	26.69	0.43	•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40		1.32	1.11		1.11		1.49	45,485	125
10-31-12	32.58	0.26	•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54	)(a)	1.26	1.26		1.22		0.90	30,701	35
10-31-11	32.14	0.37	•	0.62	0.99	0.55	—	—	0.55	—	32.58	3.04		1.08	1.08		1.07		1.09	241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—	—	0.24	0.04	32.14	22.49	(e)	1.12	1.11		1.10		0.84	152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—	—	—	—	26.46	56.38		1.18	1.17	†	1.16	†	0.82 †	10,388	81
Class W
10-31-13	26.69	0.50	•	5.09	5.59	0.79	—	—	0.79	—	31.49	21.39		1.35	1.11		1.11		1.78	6,380	125
10-31-12	32.50	0.37	•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02	26.69	(7.43	)(a)	1.33	1.26		1.22		1.32	8,308	35
10-31-11	32.07	0.29	•	0.68	0.97	0.54	—	—	0.54	—	32.50	2.98		1.18	1.18		1.17		0.87	25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—	—	0.24	0.04	32.07	22.23	(e)	1.25	1.24		1.23		0.73	30,105	49
06-01-09(5)–10-31-09	24.24	(0.08	)•	2.30	2.22	—	—	—	—	—	26.46	9.16		1.18	1.17	†	1.16	†	(0.79)†	250	81
ING Russia Fund(f)
Class A
10-31-13	31.44	0.46	•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53		2.01	2.01		2.01		1.42	183,279	28
10-31-12	33.52	0.15		(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)		2.14	2.14		2.14		0.43	235,622	46
10-31-11	36.52	(0.12	)•	(2.88)	(0.30)	—	—	—	—	—	33.52	(8.21)		2.03	2.03		2.03		(0.29)	317,715	31
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—	36.52	23.67		2.11	2.11		2.11		(0.98)	418,162	30
10-31-09	25.60	(0.19)		12.20	12.01	—	8.08	—	8.08	—	29.53	65.55		2.21	2.21		2.21		(0.98)	373,249	46
Class I
10-31-13	31.76	0.53	•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58		1.85	1.85		1.85		1.61	7,038	28
10-31-12	33.79	0.25	•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)		1.96	1.96		1.96		0.77	8,675	46
10-31-11	36.64	(0.02)		(2.83)	(2.85)	—	—	—	—	—	33.79	(7.78)		1.73	1.73		1.73		(0.04)	10,528	31
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—	36.64	24.04		1.71	1.71		1.71		(0.38)	8,151	30
09-30-09(5)–10-31-09	28.27	(0.04	)•	1.31	1.27	—	—	—	—	—	29.54	4.49		1.68	1.68		1.68		(1.68)	3	46
Class W
10-31-13	31.72	0.68	•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77		1.76	1.76		1.76		2.08	78	28
10-31-12	33.74	0.47	•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)		1.89	1.89		1.89		1.51	64	46
08-05-11(5)–10-31-11	39.53	(0.03)		(5.76)	(5.79)	—	—	—	—	—	33.74	(14.65)		1.78	1.78		1.78		(0.41)	3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of underlying funds.

(5)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for International Value Equity would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W; and International Value total return would have been 1.07%, 0.32%, 0.38%, 1.44% and 1.36% on Classes A, B, C, I and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Small Cap total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(d)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Small Cap total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W,
respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value Equity total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.

(f)	For the year ended October 31, 2008, Class A redemption fees applied to capital were less than $0.005.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013

NOTE 1 — ORGANIZATION

ING Mutual Funds (“IMF”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are sixteen separate active series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Diversified Emerging Markets Debt, Diversified International, Global Bond, Global Perspectives, International Small Cap, International Value Equity and Russia, each (except Global Bond and Russia) a diversified series of the Trust. Global Bond and Russia are non-diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale, securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV, or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified Emerging Markets Debt, Diversified International, Global Perspectives, and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in underlying funds (“Underlying Funds”) are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the investment adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At October 31, 2013, the maximum amount of loss that Global Bond would incur if its counterparties failed to perform would be $10,208,584, which represents the gross payments to be received on open purchased options, forward foreign currency contracts and swaps were they to be unwound as of October 31, 2013. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $2,620,000 in cash collateral for open OTC derivatives.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

Global Bond had a liability position of $4,803,918 on forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2013, Global Bond could have been required to pay this amount in cash to its counterparties. As of October 31, 2013, Global Bond did not post any collateral for its open OTC derivative transactions.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2013, Diversified Emerging Markets, Global Bond and International Small Cap had average contract amounts on forward foreign currency contracts to buy of $40,148, $941,440,672 and $3,626,257, respectively. In addition to the above, Diversified Emerging Markets and Global Bond had average contract amounts on forward foreign currency contract to sell of $40,000 and $720,214,701, respectively. Diversified Emerging Markets and International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure. Please refer to the tables following the Summary Portfolio of Investments for Global Bond for open forward foreign currency contracts at October 31, 2013. Diversified Emerging Markets or International Small Cap had no open forward foreign currency contracts at October 31, 2013.

Each Fund and Underlying Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31. 2013, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2013, Global Bond had an average notional value of $244,090,458 and $193,729,046 on futures contracts purchased and sold, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at October 31, 2013.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended October 31, 2013, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at October 31, 2013.

During the year ended October 31, 2013, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. There were no open written interest rate swaptions at October 31, 2013.

Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2013.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2013, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended October 31, 2013, Global Bond had an average notional amount of $13,069,000 on credit default swaps to buy protection.

For the year ended October 31, 2013, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit default swap indices to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps to buy protection at October 31, 2013.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the year ended October 31, 2013, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $143,458,537.

For the year ended October 31, 2013, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $125,815,134.

At October 31, 2013, Global Bond had pledged $850,000 in cash as initial margin for open centrally cleared interest rate swap agreements.

Global Bond enters into interest rate swaps to manage the Fund’s duration. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at October 31, 2013.

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually and Global Bond declares and pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except International Value Equity and International Small Cap which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M. Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

N. Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Diversified Emerging Markets Debt	$1,655,900	$691,052
Diversified International	24,483,315	50,472,953
Global Bond	2,070,490,905	2,112,689,139
Global Perspectives	8,643,266	140,988
International Small Cap	283,206,701	336,586,886
International Value Equity	291,419,142	415,094,144
Russia	57,744,926	134,387,815

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$1,894,710,283	$1,985,493,974

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2013 and October 31, 2012 were $39,272 and $133,331, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.70%
Diversified International(1)	0.30% Direct Investments; 0.00% Underlying Funds
Global Bond	0.40%
Global Perspectives	0.30% Direct Investments; 0.10% Underlying Funds
International Small Cap(2)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value Equity	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Russia	1.25%

(1)	Prior to October 1, 2013, this Fund did not pay an advisory fee rate.

(2)	ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap. This agreement will renew if ING Investments elects to renew it. Termination or modification of this contractual waiver requires approval by the Board.

ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee.

For the year ended October 31, 2013, ING Investments waived $58,675 in advisory fees for International Small Cap.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Diversified Emerging Markets Debt	ING Investment Management Co. LLC*
Diversified International(1)	ING Investment Management Co. LLC*
Global Bond	ING Investment Management Co. LLC*
Global Perspectives	ING Investment Management Co. LLC*
International Small Cap(2)	Acadian Asset Management LLC and Wellington Management Company, LLP
International Value Equity(3)	ING Investment Management Co. LLC*
Russia	ING Investment Management Advisors B.V.*

(1)	Prior to October 1, 2013, ING Investment Management Co. LLC was a consultant.

(2)	Effective the close of business on April 14, 2013, Schroder Investment Management North America Inc. was removed as the sub-adviser and effective April 30, 2013, Wellington Management Company, LLP was added as a sub-adviser.

(3)	Effective the close of business on November 13, 2012, Tradewinds Global Investors, LLC was removed as the sub-adviser and effective November 30, 2012, ING Investment Management Co. LLC was added as the interim sub-adviser with a permanent sub-advisory agreement approved by shareholders on April 11, 2013 for International Value Equity.

For Diversified International, prior to October 1, 2013, ING Investment Management Co. LLC was a consultant (the “Consultant” or “ING IM”) to the Investment Adviser. The Consultant provided tactical allocation recommendations to the Investment Adviser. The Investment Adviser had set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retained discretion over implementation of the Consultant’s recommendations. The Consultant provided ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor, LLC (“IID” or “Distributor”), a Delaware limited liability company, is the principal underwriter for each Fund. Each share class of the Funds, except Class I, Class R6 and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor, an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

Fund	Class A	Class B	Class C	Class O	Class R
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Perspectives	0.25%	N/A	1.00%	N/A	0.50%
International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
International Value Equity	0.25%	1.00%	1.00%	N/A	N/A
Russia	0.25%	N/A	N/A	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2013, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$3	$—
Diversified International	1,897	—
Global Bond	21,578	—
Global Perspectives	2,406	—
International Small Cap	1,668	—
International Value Equity	4,032	—
Russia	20,494	—

Contingent Deferred Sales Charges:
Diversified International	$—	$176
Global Bond	12	2,031
International Small Cap	2,000	8
International Value Equity	4,949	703
Russia	4,716	—

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended October 31, 2013, International Small Cap and International Value Equity, incurred $51,000 and $157,200, respectively of proxy and solicitation costs associated with sub-adviser, name, and/or principal investment strategy changes to the Funds. The Investment Adviser reimbursed the International Value Equity for the $157,200 of proxy and solicitation costs.

At October 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING 529 Ultra Conservative Option	Global Bond	7.63%
ING Capital Allocation Fund	Global Bond	5.90
ING Investment Management Company LLC	Diversified Emerging Markets Debt	99.15%
ING Life Insurance and Annuity Company	International Small Cap	7.19
ING National Trust	Global Perspectives	69.44
ING Solution 2015 Portfolio	Global Bond	6.92
ING Solution 2025 Portfolio	Global Bond	12.83

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2013, the following Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Diversified Emerging Markets Debt	Audit	$5,700
	Custody	3,331
	Legal	5,094
	Offering	10,697
Diversified International	Postage	63,417
	Transfer Agent	49,770

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	N/A	1.00%
Diversified International(1)(2)	1.58%	2.33%	2.33%	1.33%	1.58%	1.83%	N/A	1.33%
Global Bond(3)	0.90%	1.65%	1.65%	0.65%	0.90%	1.15%	0.65%	0.65%
Global Perspectives(1)	1.23%	N/A	1.98%	0.98%	N/A	1.48%	N/A	0.98%
International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	N/A	1.60%
International Value Equity(4)	1.35%	2.10%	2.10%	1.10%	N/A	N/A	N/A	1.10%
Russia	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A	2.50%

(1)	For Diversified International, Diversified Emerging Markets Debt and Global Perspectives, the total expense limits include the expenses of the underlying investment companies.

(2)	Prior to October 1, 2013, the operating expense limits for Diversified International at fund level were 0.50%, 1.25%, 1.25%, 0.25%, 0.50%, 0.75% and 0.25% for Class A, B, C, I, O, R and W shares, respectively and did not limit the fees payable by the underlying investment companies in which the fund invests. Including the expenses of the underlying investment companies, the expense limits for Diversified International were 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

(3)	Prior to February 28, 2013, the expense limit was 0.61% for Class I shares.

(4)	Prior to November 30, 2012, the expense limits were 1.50%, 2.25%, 2.25%, 1.25% and 1.25% for Classes A,B,C,I and W shares, respectively.

Pursuant to side letter agreements, through March 1, 2014, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if ING Investments elects to renew it. Each side letter agreement will continue unless: (i) the Board approves a modification or termination of each side letter agreement; or (ii) the Management Agreement or the expense limitation agreements have been terminated.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
International SmallCap(1)	1.80%	2.45%	2.45%	1.25%	1.70%	N/A	1.45%
Russia(1)	2.25%	N/A	N/A	2.00%	N/A	N/A	2.00%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2013, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	October 31,
	2014	2015	2016	Total
Diversified Emerging Markets Debt	$—	$—	$173,089	$173,089
Diversified International	51,924	244,615	139,676	436,215
Global Bond	307,563	205,867	55,535	568,965
Global Perspectives	—	—	83,994	83,994
International Value Equity	—	—	481,016	481,016

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2013, are as follows:

	October 31,
	2014	2015	2016	Total
Diversified Emerging Markets Debt
Class A	$—	$—	$23	$23
Class C	—	—	15	15
Class W	—	—	13	13
Diversified International
Class A	$121,634	$—	$23,516	$145,150
Class B	19,366	—	4,262	23,628
Class C	71,599	—	15,109	86,708
Class O	4,761	—	2,481	7,242
Class R	226	—	56	282
Class W	3,017	—	267	3,284

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

	October 31,
	2014	2015	2016	Total
Global Bond
Class A	$—	$—	$45,570	$45,570
Class B	—	—	278	278
Class C	—	—	24,710	24,710
Class O	—	—	1,079	1,079
Class R	—	—	72	72
Class W	—	—	13,720	13,720
Global Perspective
Class I	$—	$—	$24	$24
International Small Cap
Class I	$—	$—	$18,017	$18,017
International Value Equity
Class A	$—	$98,197	$46,779	$144,976
Class B	—	2,887	1,270	4,157
Class C	—	61,031	29,647	90,678
Class W	—	11,386	2,805	14,191

The expense limitation agreements are contractual through March 1, 2014 (except for Global Bond Class R6 which is through March 1, 2015 and Diversified International which is through at least March 1, 2018) and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2013 were as follows:

	USD Notional	Cost
Balance at 10/31/12	112,500,000	$1,600,459
Options Purchased	450,956,615	5,764,640
Options Terminated in Closing Sell Transactions	(186,800,000)	(1,755,147)
Options Expired	(294,900,000)	(4,268,965)
Balance at 10/31/13	81,756,615	$1,340,987

Transactions in purchased interest rate swaptions for Global Bond for the year ended October 31, 2013 were as follows:

	Number of Contracts	Cost
Balance at 10/31/12	111,594,000	$2,800,493
Options Purchased	135,905,000	3,317,785
Options Terminated in Closing Sell Transactions	(247,499,000)	(6,118,278)
Options Expired	—	—
Balance at 10/31/13	—	$—

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/12	94,700,000	$861,932
Options Written	500,240,546	2,892,458
Options Terminated in Closing Purchase Transactions	(233,874,023)	(1,507,957)
Options Expired	(298,500,000)	(1,845,700)
Balance at 10/31/13	62,566,523	$400,733

Transactions in written interest rate swaptions for Global Bond for the year ended October 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/12	8,712,000	$148,435
Options Written	96,990,000	3,318,485
Options Terminated in Closing Purchase Transactions	(105,702,000)	(3,466,920)
Options Expired	—	—
Balance at 10/31/13	—	$—

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the line of credit was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified International	1	$3,580,000	1.09%
Global Bond	30	6,393,833	1.11
International Small Cap	64	1,504,922	1.13
Russia	55	1,310,727	1.11

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified Emerging Markets Debt
Class A
11/2/2012(1)-10/31/2013	1,123	—	2	—*	—	1,125	10,754	—	—	26	—	(3)	—	10,777
Class C
11/2/2012(1)-10/31/2013	345	—	2	—	—	347	3,424	—	—	22	—	—	—	3,446
Class I
11/2/2012(1)-10/31/2013	99,101	—	872	—	—	99,973	991,010	—	—	8,889	—	—	—	999,899
Class W
11/2/2012(1)-10/31/2013	301	—	3	—	—	304	3,010	—	—	27	—	—	—	3,037
Diversified International
Class A
10/31/2013	196,873	—	89,342	(1,693,514)	—	(1,407,299)	1,903,710	—	—	827,305	—	(16,133,553)	—	(13,402,538)
10/31/2012	278,532	—	78,991	(2,272,947)	—	(1,915,424)	2,428,890	—	—	635,082	—	(19,511,436)	—	(16,447,464)
Class B
10/31/2013	1,868	—	10,025	(209,687)	—	(197,794)	17,836	—	—	92,918	—	(2,004,063)	—	(1,893,309)
10/31/2012	254	—	2,703	(318,203)	—	(315,246)	5,008	—	—	21,787	—	(2,723,845)	—	(2,697,050)
Class C
10/31/2013	92,148	—	30,789	(882,901)	—	(759,964)	884,447	—	—	285,415	—	(8,448,931)	—	(7,279,069)
10/31/2012	86,850	—	9,250	(1,467,463)	—	(1,371,363)	750,958	—	—	74,369	—	(12,439,046)	—	(11,613,719)
Class I
10/31/2013	87,853	—	18,809	(421,018)	—	(314,356)	846,991	—	—	173,231	—	(4,036,527)	—	(3,016,305)
10/31/2012	213,907	—	14,745	(501,901)	—	(273,249)	1,844,184	—	—	117,965	—	(4,289,264)	—	(2,327,115)
Class O
10/31/2013	193,969	—	—	(113,686)	—	80,283	1,835,913	—	—	—	—	(1,081,509)	—	754,404
10/31/2012	136,747	—	—	(115,597)	—	21,150	1,167,904	—	—	—	—	(984,343)	—	183,561
Class R
10/31/2013	—	—	224	(408)	—	(184)	—	—	—	2,051	—	(3,837)	—	(1,786)
10/31/2012	—	—	171	(5,471)	—	(5,300)	40	—	—	1,361	—	(45,113)	—	(43,712)
Class W
10/31/2013	12,612	—	1,255	(33,158)	—	(19,291)	120,871	—	—	11,530	—	(299,359)	—	(166,958)
10/31/2012	17,972	—	1,880	(109,342)	—	(89,490)	154,098	—	—	14,983	—	(907,427)	—	(738,346)
Global Bond
Class A
10/31/2013	4,235,860	—	558,392	(12,505,173)	—	(7,710,921)	48,265,104	—	—	6,274,807	—	(139,195,892)	—	(84,655,981)
10/31/2012	9,035,461	—	1,193,493	(13,995,278)	—	(3,766,324)	103,953,667	—	—	13,612,253	—	(159,105,530)	—	(41,539,610)
Class B
10/31/2013	4,646	—	2,154	(76,767)	—	(69,967)	52,485	—	—	23,983	—	(854,617)	—	(778,149)
10/31/2012	23,090	—	7,023	(71,270)	—	(41,157)	262,298	—	—	79,346	—	(809,356)	—	(467,712)
Class C
10/31/2013	1,572,446	—	195,013	(4,956,507)	—	(3,189,048)	17,889,104	—	—	2,172,902	—	(54,422,735)	—	(34,360,729)
10/31/2012	3,840,728	—	317,969	(2,344,774)	—	1,813,923	43,980,999	—	—	3,607,338	—	(26,798,110)	—	20,790,227
Class I
10/31/2013	18,247,260	—	1,131,911	(40,817,382)	—	(21,438,211)	206,405,323	—	—	12,755,354	—	(450,146,500)	—	(230,985,823)
10/31/2012	29,561,113	—	1,644,408	(14,854,236)	—	16,351,285	338,194,865	—	—	18,739,776	—	(170,391,313)	—	186,543,328
Class O
10/31/2013	71,400	—	9	(114,570)	—	(43,161)	791,569	—	—	101	—	(1,258,354)	—	(466,684)
10/31/2012	136,364	—	6	(120,315)	—	16,055	1,540,069	—	—	72	—	(1,360,024)	—	180,117
Class R
10/31/2013	4,810	—	794	(8,233)	—	(2,629)	53,702	—	—	8,893	—	(90,482)	—	(27,887)
10/31/2012	23,244	—	535	(267)	—	23,512	268,156	—	—	6,125	—	(3,004)	—	271,277
Class R6
5/31/2013(1)-10/31/2013	18,197,599	—	245,218	(1,757,323)	—	16,685,494	199,701,508	—	—	2,607,204	—	(18,792,538)	—	183,516,174
Class W
10/31/2013	2,460,250	—	136,176	(2,813,142)	—	(216,716)	27,337,951	—	—	1,492,966	—	(30,392,213)	—	(1,561,296)
10/31/2012	1,857,931	—	152,609	(1,127,707)	—	882,833	20,977,411	—	—	1,711,304	—	(12,697,086)	—	9,991,629

(1)	Commencement of Operations.

*	Share amount is less than 0.500

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Perspectives
Class A
3/28/2013(1)-10/31/2013	209,180	—	—	—*	—	209,180	2,123,576	—	—	—	—	(3)	—	2,123,573
Class C
3/28/2013(1)-10/31/2013	10,631	—	—	—	—	10,631	107,381	—	—	—	—	—	—	107,381
Class I
3/28/2013(1)-10/31/2013	7,640	—	—	—	—	7,640	80,010	—	—	—	—	—	—	80,010
Class R
3/28/2013(1)-10/31/2013	587,655	—	—	(2,025)	—	585,630	6,066,587	—	—	—	—	(20,693)	—	6,045,894
Class W
3/28/2013(1)-10/31/2013	16,079	—	—	—	—	16,079	161,517	—	—	—	—	—	—	161,517
International Small Cap
Class A
10/31/2013	314,087	—	29,435	(735,492)	—	(391,970)	13,036,722	—	—	1,108,523	—	(30,493,405)	—	(16,348,160)
10/31/2012	270,854	—	40,026	(922,903)	—	(612,023)	9,713,889	270,209	—	1,274,839	—	(32,531,269)	—	(21,272,332)
Class B
10/31/2013	316	—	343	(18,313)	—	(17,654)	13,042	—	—	13,728	—	(787,014)	—	(760,244)
10/31/2012	14	—	282	(21,905)	—	(21,609)	498	6,794	—	9,527	—	(830,403)	—	(813,584)
Class C
10/31/2013	29,143	—	6,221	(115,500)	—	(80,136)	1,152,293	—	—	218,739	—	(4,439,252)	—	(3,068,220)
10/31/2012	18,540	—	6,506	(146,218)	—	(121,172)	617,771	64,016	—	193,956	—	(4,823,984)	—	(3,948,241)
Class I
10/31/2013	362,685	—	45,724	(1,139,787)	—	(731,378)	14,775,301	—	—	1,718,300	—	(47,778,575)	—	(31,284,974)
10/31/2012	259,424	—	42,183	(1,912,885)	—	(1,611,278)	9,074,359	402,185	—	1,340,152	—	(64,850,016)	—	(54,033,320)
Class O
10/31/2013	24,843	—	—	(8,876)	—	15,967	1,027,584	—	—	—	—	(362,230)	—	665,354
10/31/2012	16,552	—	—	(14,297)	—	2,255	587,931	3,932	—	—	—	(498,432)	—	93,431
Class W
10/31/2013	283,672	—	13,955	(317,414)	—	(19,787)	13,181,608	—	—	625,471	—	(14,946,939)	—	(1,139,860)
10/31/2012	231,450	—	11,768	(74,946)	—	168,272	9,272,622	74,847	—	444,614	—	(3,196,535)	—	6,595,548
International Value Equity
Class A
10/31/2013	332,292	5,945,747	46,473	(2,116,032)	—	4,208,480	9,494,217	—	167,756,757	1,275,295	—	(126,974,727)	—	51,551,542
10/31/2012	593,626	—	716,446	(5,418,363)	—	(4,108,291)	16,405,098	137,703	—	19,236,587	—	(145,549,018)	—	(109,769,630)
Class B
10/31/2013	73	27,722	830	(38,710)	—	(10,085)	2,189	—	847,082	24,925	—	(37,891,435)	—	(37,017,239)
10/31/2012	1,439	—	14,886	(70,107)	—	(53,782)	41,253	3,331	—	432,452	—	(2,024,962)	—	(1,547,926)
Class C
10/31/2013	71,421	3,392,619	14,043	(990,498)	—	2,487,585	1,897,805	—	89,705,655	364,990	—	(52,589,789)	—	39,378,661
10/31/2012	247,916	—	300,547	(2,863,809)	—	(2,315,346)	6,344,252	79,799	—	7,576,794	—	(71,018,084)	—	(57,017,239)
Class I
10/31/2013	280,114	2,144,940	13,196	(2,146,168)	—	292,082	7,991,916	—	61,012,498	363,142	—	34,128,921	—	103,496,477
10/31/2012	1,072,101	—	258,211	(7,581,198)	—	(6,250,886)	29,635,295	129,275	—	6,989,762	—	(217,824,290)	—	(181,069,958)
Class W
10/31/2013	46,054	7,241	6,323	(168,258)	—	(108,640)	1,316,603	—	205,658	174,026	—	(10,051,150)	—	(8,354,863)
10/31/2012	73,824	—	93,751	(639,520)	—	(471,945)	2,055,899	14,824	—	2,535,022	—	(16,912,549)	—	(12,306,804)
Russia
Class A
10/31/2013	253,656	—	44,013	(2,528,350)	—	(2,230,681)	8,504,268	—	—	1,447,203	(28,923)	(82,070,871)	—	(72,090,477)
10/31/2012	486,919	—	—	(2,470,645)	—	(1,983,726)	15,853,700	—	—	—	(122,278)	(77,879,747)	—	(61,903,769)
Class I
10/31/2013	89,753	—	1,174	(163,887)	—	(72,960)	2,931,285	—	—	38,950	(10,124)	(5,335,652)	—	(2,355,293)
10/31/2012	252,713	—	—	(291,136)	—	(38,423)	8,205,811	—	—	—	(10,849)	(9,318,184)	—	(1,101,524)
Class W
10/31/2013	1,459	—	12	(1,270)	—	201	47,126	—	—	408	(225)	(40,787)	—	6,972
10/31/2012	2,374	—	—	(419)	—	1,955	69,952	—	—	—	(204)	(12,552)	—	57,604

(1)	Commencement of Operations.

*	Share amount is less than 0.500

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation (Diversified Emerging Markets Debt, Diversified International and Global Perspectives). Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Investment by Funds-of-Funds (Certain Funds). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Fund and will attempt to minimize any adverse effects on the Funds and the Fund-of-Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Bond and Russia). Certain of the Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
International Small Cap	$2,321,361	$2,475,534
International Value Equity	1,543,518	1,583,556
Russia	1,932,939	2,029,958

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/(Losses)
Diversified Emerging Markets Debt	$(96)	$336	$(240)
Diversified International	(28,766)	54,031	(25,265)
Global Bond(1)	3,371	(31,957,887)	31,954,516
Global Perspectives	(2,530)	(3,797)	6,327
International Small Cap		2,098,698	(2,098,698)
International Value Equity(2)	(13,245,007)	1,696	13,243,311
Russia	—	(75,192)	75,192

(1)	$25,002,849 relates to the tax treatment of foreign currency gains and losses.
(2)	$13,245,614 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$8,964	$—	$—	$—	$—
Diversified International	1,749,755	—	1,060,003	—	—
Global Bond	4,304,253	25,961,922	27,988,289	6,774,863	10,078,625
International Small Cap	4,393,881	—	5,339,421	—	—
International Value Equity	2,869,835	—	32,521,474	29,040,761	—
Russia	1,710,153	—	—	—	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Diversified Emerging Markets Debt	$23,476	$—	$(42,561)	$(11,473)	Short-term	None
Diversified International	—	(558,628)	15,263,618	(28,060,058)	Short-term	2016
				(93,445,922)	Short-term	2017
				(33,117,873)	Short-term	2018
				(824,702)	Short-term	2019
				(198,260)	Short-term	None
				(3,262,237)	Long-term	None
				$(158,909,052)
Global Bond	—	(11,209,170)	2,862,093	(2,721,559)	Short-term	None
Global Perspectives	24,702	—	241,991	—	N/A	N/A
International Small Cap	3,839,590	—	30,391,163	(36,168,695)	Short-term	2016
				(202,973,948)	Short-term	2017
				$(239,142,643)
International Value Equity	148,991	—	74,992,360	(811,839,292)	Short-term	2017
				(70,133,094)	Short-term	2018
				(9,116,644)	Short-term	2019
				(150,650,144)	Long-term	None
				$(1,041,739,174)*
Russia	2,232,833	—	60,388,589	(66,111,223)	Short-term	2017
				(21,810,157)	Short-term	2018
				(2,575,563)	Short-term	None
				$(90,496,943)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of October 31, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

International Small Cap	$821,983
International Value Equity	$364,932
International Value	$860,591

NOTE 17 — REORGANIZATIONS

On July 12, 2013, International Value Equity (“Acquiring Fund”) acquired all of the net assets of ING International Value Choice Fund and ING International Value Fund (each an “Acquired Fund”), each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of each Acquired Fund on June 25, 2013. The purposes of the transaction were to combine two funds with comparable investment objectives, policies, restrictions and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 17 — REORGANIZATIONS (continued)

Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on November 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended October 31, 2013, are as follows:

Net investment income	$7,129,796
Net realized and unrealized gain on investments	$142,131,217
Net increase in net assets resulting from operations	$149,610,013

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s statement of operations since July 12, 2013. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Depreciation (000s)	Conversion Ratio
International Value Equity	ING International Value Choice Fund	$14,066	$130,122	$19,728	$1,693	0.3548
International Value Equity	ING International Value Fund	$305,461	$130,122	$984,793	$38,142	0.4023

The net assets of International Value Equity after the acquisitions were $449,649,246.

NOTE 18 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 18 — RESTRUCTURING PLAN (continued)

undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 19 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2013, the following Funds paid net investment income dividends of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0350	November 4, 2013	October 31, 2013
Class B	$0.0280	November 4, 2013	October 31, 2013
Class C	$0.0280	November 4, 2013	October 31, 2013
Class I	$0.0371	November 4, 2013	October 31, 2013
Class O	$0.0351	November 4, 2013	October 31, 2013
Class R	$0.0328	November 4, 2013	October 31, 2013
Class R6	$0.0373	November 4, 2013	October 31, 2013
Class W	$0.0373	November 4, 2013	October 31, 2013
Class A	$0.0350	December 3, 2013	November 29, 2013
Class B	$0.0283	December 3, 2013	November 29, 2013
Class C	$0.0282	December 3, 2013	November 29, 2013
Class I	$0.0373	December 3, 2013	November 29, 2013
Class O	$0.0351	December 3, 2013	November 29, 2013
Class R	$0.0325	December 3, 2013	November 29, 2013
Class R6	$0.0375	December 3, 2013	November 29, 2013
Class W	$0.0373	December 3, 2013	November 29, 2013
International Small Cap
Class A	$0.6614	December 18, 2013	December 16, 2013
Class B	$0.2336	December 18, 2013	December 16, 2013
Class C	$0.4075	December 18, 2013	December 16, 2013
Class I	$0.8838	December 18, 2013	December 16, 2013
Class O	$0.7505	December 18, 2013	December 16, 2013
Class W	$0.8162	December 18, 2013	December 16, 2013
International Value Equity
Class A	$0.0153	December 18, 2013	December 16, 2013
Class B	$—	December 18, 2013	December 16, 2013
Class C	$—	December 18, 2013	December 16, 2013
Class I	$0.0263	December 18, 2013	December 16, 2013
Class W	$0.0299	December 18, 2013	December 16, 2013
Russia
Class A	$0.5179	December 18, 2013	December 16, 2013
Class I	$0.5723	December 18, 2013	December 16, 2013
Class W	$0.6329	December 18, 2013	December 16, 2013

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013

ING DIVERSIFIED EMERGING
MARKETS DEBT FUND

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 92.5%
	Affiliated Investment Companies: 92.5%
18,817	ING Emerging Markets Corporate Debt Fund — Class P	$186,663	18.9
56,399	ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	538,614	54.6
20,010	ING Emerging Markets Local Currency Debt Fund — Class P	187,489	19.0
	Total Mutual Funds
	(Cost $952,513)	912,766	92.5

SHORT-TERM INVESTMENTS: 4.3%
	Mutual Funds: 4.3%
42,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $42,000)	$42,000	4.3
	Total Short-Term Investments (Cost $42,000)	42,000	4.3
	Total Investments in Securities (Cost $994,513)	$954,766	96.8
	Assets in Excess of Other Liabilities	31,737	3.2
	Net Assets	$986,503	100.0

††	Rate shown is the 7-day yield as of October 31, 2013.

Cost for federal income tax purposes is $997,327.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$67
Gross Unrealized Depreciation	(42,628)
Net Unrealized Depreciation	$(42,561)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Mutual Funds	$912,766	$—	$—	$912,766
Short-Term Investments	42,000	—	—	42,000
Total Investments, at fair value	$954,766	$—	$—	$954,766

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,712)
Total	$(1,712)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING DIVERSIFIED EMERGING
MARKETS DEBT FUND

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended October 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 10/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Corporate Debt Fund — Class P	$—	$404,614	$(218,018)	$67	$186,663	$7,008	$2,482	$306
ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	—	789,387	(225,766)	(25,007)	538,614	19,138	(765)	1,248
ING Emerging Markets Local Currency Debt Fund — Class P	—	461,899	(259,603)	(14,807)	187,489	14,001	(16,004)	398
	$—	$1,655,900	$(703,387)	$(39,747)	$912,766	$40,147	$(14,287)	$1,952

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013

ING DIVERSIFIED INTERNATIONAL FUND

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.1%
26,928	iShares MSCI EAFE Index Fund	$1,774,017	2.1
	Total Exchange- Traded Funds (Cost $1,636,953)	1,774,017	2.1

MUTUAL FUNDS: 98.2%
	Affiliated Investment Companies: 98.2%
956,515	ING Emerging Markets Equity Fund — Class I	11,306,005	13.1
3,099,045	ING International Core Fund — Class I	34,399,399	39.9
92,961	ING International SmallCap Fund — Class I	4,421,218	5.1

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
2,914,760	ING Multi-Manager International Equity Fund — Class I	$34,627,345	40.1
	Total Mutual Funds (Cost $68,418,691)	84,753,967	98.2
	Total Investments in Securities (Cost $70,055,644)	$86,527,984	100.3
	Liabilities in Excess of Other Assets	(265,701)	(0.3)
	Net Assets	$86,262,283	100.0

Cost for federal income tax purposes is $71,264,366.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,263,618
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$15,263,618

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,774,017	$—	$—	$1,774,017
Mutual Funds	84,753,967	—	—	84,753,967
Total Investments, at fair value	$86,527,984	$—	$—	$86,527,984

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended October 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 10/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Equity Fund — Class I	$14,559,150	$1,426,451	$(5,367,008)	$687,412	$11,306,005	$23,976	$551,633	$192,712
ING International Core Fund — Class I	38,882,434	2,847,060	(13,458,661)	6,128,566	34,399,399	527,047	(10,700)	—
ING International SmallCap Fund — Class I	4,883,616	216,428	(995,563)	316,737	4,421,218	100,688	800,111	—
ING International Value Fund — Class I	14,804,800	1,438,937	(15,418,221)	(825,516)	—	448,297	1,533,137	—
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	19,418,723	16,904,599	(7,013,928)	5,317,951	34,627,345	311,635	324,299	—
	$92,548,723	$22,833,475	$(42,253,381)	$11,625,150	$84,753,967	$1,411,643	$3,198,480	$192,712

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 35.0%
		Australia: 0.4%
930,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	$992,775	0.2
1,235,000		Other Securities	1,272,926	0.2
			2,265,701	0.4

		Brazil: 1.6%
BRL 4,000,000	#	Banco Votorantim SA, 05/16/16	2,029,819	0.3
1,050,000	#	Caixa Economica Federal, 4.500%, 10/03/18	1,057,875	0.2
1,575,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	1,479,712	0.2
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	538,750	0.1
941,000	#	QGOG Atlantic/ Alaskan Rigs Ltd., 5.250%, 07/30/18	976,288	0.2
380,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	380,950	0.1
2,981,000		Other Securities	2,918,478	0.5
			9,381,872	1.6

		Canada: 0.7%
1,000,000	#	Bombardier, Inc., 6.125%, 01/15/23	1,017,500	0.2
940,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	961,738	0.2
2,137,000		Other Securities	2,098,171	0.3
			4,077,409	0.7

		Colombia: 0.4%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,410,000	0.3
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	758,545	0.1
			2,168,545	0.4

		Dominican Republic: 0.2%
1,000,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	957,500	0.2

		Germany: 0.3%
2,002,000		Deutsche Bank AG, 4.296%, 05/24/28	1,839,049	0.3

		Hong Kong: 0.3%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,588,125	0.3

		India: 0.4%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,325,021	0.2

CORPORATE BONDS/NOTES: (continued)
		India: (continued)
1,392,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	$1,211,040	0.2
			2,536,061	0.4

		Indonesia: 0.1%
600,000		Other Securities	507,000	0.1

		Ireland: 0.0%
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	269,687	0.0

		Italy: 0.2%
1,216,000		Other Securities	1,221,879	0.2

		Japan: 0.2%
1,120,000	#	Softbank Corp., 4.500%, 04/15/20	1,109,080	0.2

		Kazakhstan: 0.4%
1,000,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	927,500	0.2
800,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	760,200	0.1
750,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	713,400	0.1
			2,401,100	0.4

		Luxembourg: 0.1%
625,000		Other Securities	682,875	0.1

		Mexico: 0.4%
875,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	951,562	0.2
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,166,188	0.2
			2,117,750	0.4

		Netherlands: 0.6%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	598,000	0.1
780,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	834,600	0.1
1,883,000		Other Securities	2,042,121	0.4
			3,474,721	0.6

		Paraguay: 0.4%
2,600,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	2,632,500	0.4

		Russia: 0.5%
1,150,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,162,937	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Russia: (continued)
1,300,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	$1,222,000	0.2
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	429,000	0.1
			2,813,937	0.5

		Spain: 0.3%
1,474,000		Other Securities	1,469,298	0.3

		Switzerland: 0.6%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,044,579	0.4
1,143,000		Other Securities	1,304,808	0.2
			3,349,387	0.6

		United Arab Emirates: 0.8%
1,100,000	#	Abu Dhabi National Energy Co., 2.500%, 01/12/18	1,102,750	0.2
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,216,350	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	813,435	0.1
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,796,265	0.3
			4,928,800	0.8

		United Kingdom: 1.3%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	707,690	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	279,687	0.0
936,000	#	Standard Chartered PLC, 3.950%, 01/11/23	899,364	0.2
5,972,000		Other Securities	5,969,564	1.0
			7,856,305	1.3

		United States: 24.8%
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	653,625	0.1
385,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	391,497	0.1
2,632,000		AT&T, Inc., 2.500%–5.350%, 08/15/15–09/01/40	2,604,795	0.4
2,711,000		Bank of America Corp., 3.300%–8.000%, 01/11/23–12/29/49	2,809,757	0.5
2,749,000		Barrick North America Finance LLC, 5.750%, 05/01/43	2,372,698	0.4
3,934,000		Citigroup, Inc., 4.050%–6.010%, 01/15/15–12/29/49	3,951,995	0.7
1,923,000		Comcast Corp., 5.700%, 05/15/18	2,247,456	0.4

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
2,159,000	#	COX Communications, Inc., 2.950%, 06/30/23	$1,931,564	0.3
900,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	961,875	0.2
1,000,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	971,250	0.2
2,315,000		EMC Corp./MA, 1.875%, 06/01/18	2,325,364	0.4
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,291,433	0.4
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	645,000	0.1
770,000	#	Gannett Co., Inc., 6.375%, 10/15/23	814,275	0.1
2,314,000		General Electric Capital Corp., 4.375%–6.750%, 09/16/20–03/15/32	2,598,006	0.4
2,025,000	#	Glencore Funding LLC, 2.500%, 01/15/19	1,950,778	0.3
556,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	567,230	0.1
2,645,000		JPMorgan Chase & Co., 1.625%–3.375%, 05/15/18–05/01/23	2,540,545	0.4
915,000		JPMorgan Chase & Co., 6.000%, 12/29/49	889,838	0.2
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	546,819	0.1
320,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	336,000	0.1
790,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	829,500	0.1
2,082,000		Morgan Stanley, 3.750%–4.100%, 02/25/23–05/22/23	2,030,908	0.4
2,151,000	#	Mylan, Inc./PA, 2.600%, 06/24/18	2,167,612	0.4
1,000,000	#	NCL Corp. Ltd., 5.000%, 02/15/18	1,013,750	0.2
741,000	#	News America, Inc., 5.400%, 10/01/43	769,634	0.1
520,000	#	PNK Finance Corp., 6.375%, 08/01/21	548,600	0.1
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	754,775	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,265,000	0.2
1,255,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,302,063	0.2
860,000	#	Sprint Corp., 7.875%, 09/15/23	935,250	0.2
2,078,000		St. Jude Medical, Inc., 2.500%, 01/15/16	2,138,881	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	$433,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	786,600	0.1
2,284,000		Verizon Communications, Inc., 5.150%, 09/15/23	2,481,891	0.4
2,590,000		Verizon Communications, Inc., 2.450%–6.550%, 11/01/22–09/15/43	2,621,514	0.5
2,298,000	+	Wells Fargo & Co., 1.250%–3.676%, 06/15/16–07/20/16	2,412,803	0.4
83,773,000		Other Securities	88,298,967	15.0
			145,192,548	24.8
		Total Corporate Bonds/Notes (Cost $202,003,062)	204,841,129	35.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.1%
		United States: 10.1%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,718,754	0.3
1,393,646		Banc of America Alternative Loan Trust 2004-1, 4.750%, 02/25/19	1,407,159	0.3
7,224		Banc of America Funding 2005-7 Trust, 5.750%, 11/25/35	7,205	0.0
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.185%, 09/10/47	749,992	0.1
610,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.185%, 09/10/47	604,819	0.1
390,529		Bear Stearns Adjustable Rate Mortgage Trust, 2.645%, 08/25/35	393,566	0.0
1,033,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.579%, 04/12/38	1,105,922	0.2
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,786,604	0.5
21,114,355	ˆ	COMM 2012-CCRE4 Mortgage Trust, 2.010%, 10/15/45	2,527,395	0.4
7,982,650	ˆ	COMM 2012-CCRE1 Mortgage Trust, 2.236%, 05/15/45	992,057	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
5,901,449	ˆ	COMM 2013-LC6 Mortgage Trust, 1.804%, 01/10/46	$589,082	0.1
5,421,722	ˆ	Commercial Mortgage Pass Through Certificates, 1.933%, 12/10/45	595,723	0.1
850,000	#	Commercial Mortgage Trust 2004-GG1, 5.708%, 06/10/36	862,403	0.1
221,818		Commercial Mortgage Pass-Through Certificates Series 2007-C5, 5.589%, 09/15/40	221,322	0.1
770,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	775,184	0.1
180,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	180,324	0.0
1,086,965	#	Credit Suisse Mortgage Capital Certificates, 4.517%, 07/27/37	1,099,027	0.2
660,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	732,137	0.1
10,759,694	#, ˆ	DBUBS 2011-LC1 Mortgage Trust, 1.383%, 11/10/46	418,720	0.1
6,000,464	ˆ	GS Mortgage Securities Corp. II, 2.393%, 11/10/45	822,078	0.1
1,620,000	#	GS MTG 11/08/29, 1.019%, 11/08/29	1,605,094	0.3
1,090,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.489%, 10/15/37	1,042,943	0.2
222,425	#	JP Morgan Chase Comm Mor Sec Corp. Mor Pas Thr Ce Se 2002-C1, 6.135%, 07/12/37	222,924	0.0
9,189,283	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.948%, 12/15/47	1,001,446	0.2
5,440,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	151,328	0.0
1,270,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.874%, 01/15/38	1,292,297	0.2
637,000		LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	651,398	0.1
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.248%, 02/15/40	418,284	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
510,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	$531,245	0.1
720,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	747,760	0.1
1,582,455		LB-UBS Commercial Mortgage Trust 2006-C7, 5.300%, 11/15/38	1,666,904	0.3
2,030,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%-5.013%, 07/15/40	1,857,485	0.3
8,206,188	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.515%, 12/15/48	607,543	0.1
1,520,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.376%, 06/15/38	1,543,815	0.3
900,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%, 08/13/42	912,121	0.2
1,251,510		Morgan Stanley Capital I Trust 2007-HQ12, 5.579%, 04/12/49	1,274,005	0.2
1,860,012		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	1,920,142	0.3
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	1,072,115	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	940,549	0.1
1,450,000	#	Morgan Stanley Capital I, Inc., 3.512%, 01/11/32	1,422,625	0.2
2,612,899	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	2,625,473	0.5
370,000	#	Motel 6 Trust, 1.948%, 10/05/25	366,048	0.1
1,320,000	#	N-Star Real Estate CDO Ltd., 2.020%, 07/25/29	1,321,237	0.2
2,867,954	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	2,874,943	0.5
2,960,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	3,258,051	0.6
11,788,647	#, ˆ	UBS-Barclays Commercial Mortgage Trust 2012-C3, 2.176%, 08/10/49	1,499,274	0.3
11,114,672	#, ˆ	Wells Fargo Commercial Mortgage Trust 2012-LC5, 2.142%, 10/15/45	1,360,007	0.3

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
1,204,238		Wells Fargo Mortgage Backed Securities 2005-AR14 Trust, 5.335%, 08/25/35	$1,241,128	0.2
5,184,865	#, ˆ	WFRBS Commercial Mortgage Trust 2012-C8, 2.235%, 08/15/45	627,666	0.1
4,556,144		Other Securities	4,340,338	0.7
		Total Collateralized Mortgage Obligations (Cost $58,494,102)	58,985,661	10.1

U.S. TREASURY OBLIGATIONS: 6.8%
		U.S. Treasury Bonds: 0.6%
3,861,000		2.875%, due 05/15/43	3,310,808	0.6

		U.S. Treasury Notes: 6.2%
5,768,000		0.250%, due 10/31/15	5,761,465	1.0
24,528,000		0.625%, due 10/15/16	24,569,207	4.2
1,070,000		1.750%, due 10/31/20	1,055,454	0.2
4,809,000		2.500%, due 08/15/23	4,789,466	0.8
			36,175,592	6.2
		Total U.S. Treasury Obligations (Cost $39,362,379)	39,486,400	6.8

ASSET-BACKED SECURITIES: 6.0%
		United States: 6.0%
2,000,000	#	Apidos CDO II, 1.038%, 12/21/18	1,944,880	0.3
1,570,000	#	ARES XII CLO Ltd., 2.262%, 11/25/20	1,554,713	0.3
2,050,000	#	Black Diamond CLO 2005-1 Delaware Corp., 1.023%, 06/20/17	1,977,442	0.3
3,050,000	#	Castle Garden Funding, 2.010%, 10/27/20	3,006,599	0.5
1,871,534	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	1,862,535	0.3
3,375,000	#	Gulf Stream — Compass CLO 2005-II Ltd., 1.038%, 01/24/20	3,337,811	0.6
2,000,000	#	Halcyon Structured Asset Management CLO I Ltd., 1.963%, 05/21/18	1,989,424	0.4
825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.688%, 08/07/21	797,750	0.1
600,000	#	M&T Bank Auto Receivables Trust 2013-1, 1.060%, 11/15/17	602,872	0.1
3,785,000	#	Madison Park Funding I Ltd., 1.035%, 05/10/19	3,757,018	0.6
3,460,000	#	Madison Park Funding I Ltd., 2.165%, 05/10/19	3,476,269	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
2,700,000	#	Morgan Stanley Investment Management Croton Ltd., 0.994%, 01/15/18	$2,584,462	0.5
600,000	#	Stanfield Bristol CLO Ltd, 0.714%, 10/15/19	591,432	0.1
2,600,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	2,576,116	0.4
5,200,000		Other Securities	5,318,286	0.9
		Total Asset-Backed Securities (Cost $35,054,980)	35,377,609	6.0

FOREIGN GOVERNMENT BONDS: 29.2%
		Angola: 0.2%
1,000,000		Other Securities	1,086,250	0.2

		Argentina: 0.3%
3,168,196		Other Securities	1,728,833	0.3

		Armenia: 0.3%
1,500,000	#	Republic of Armenia, 6.000%, 09/30/20	1,482,750	0.3

		Aruba: 0.1%
470,000	#	Aruba Government Bond, 4.625%, 09/14/23	444,150	0.1

		Austria: 0.4%
EUR 1,500,000	#	Austria Government Bond, 4.650%, 01/15/18	2,369,214	0.4

		Belarus: 0.3%
1,873,000		Other Securities	1,884,706	0.3

		Belize: 0.2%
1,486,000	#	Belize Government International Bond, 5.000%, 02/20/38	928,750	0.2

		Bolivia: 0.1%
750,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	761,250	0.1

		Brazil: 0.3%
200,000	#	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	208,000	0.0
1,859,000		Other Securities	1,752,205	0.3
			1,960,205	0.3

		Canada: 0.8%
CAD 3,200,000		Canadian Government Bond, 1.500%, 03/01/17	3,086,013	0.5

FOREIGN GOVERNMENT BONDS: (continued)
		Canada: (continued)
CAD 1,530,000		Canadian Government Bond, 4.000%, 06/01/41	$1,739,767	0.3
			4,825,780	0.8

		Chile: 0.2%
450,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	376,576	0.1
770,000		Other Securities	804,930	0.1
			1,181,506	0.2

		Colombia: 0.5%
2,872,000		Colombia Government International Bond, 2.625%–8.125%, 03/18/19–05/21/24	3,131,993	0.5

		Costa Rica: 0.1%
750,000	#	Costa Rica Government International Bond, 4.250%–5.625%, 01/26/23–04/30/43	693,250	0.1

		Croatia: 0.5%
2,400,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	2,481,000	0.4
300,000		Other Securities	319,875	0.1
			2,800,875	0.5

		Dominican Republic: 1.3%
DOP 116,000,000		Dominican Republic International Bond, 15.500%, 04/19/19	2,998,825	0.5
DOP 158,000,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	3,889,659	0.7
686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	711,039	0.1
			7,599,523	1.3

		Ecuador: 0.1%
800,000		Other Securities	856,000	0.1

		Egypt: 0.3%
2,000,000		Other Securities	1,855,000	0.3

		Gabon: 0.2%
1,200,000		Other Securities	1,401,000	0.2

		Germany: 2.7%
EUR 2,050,000		Bundesrepublik Deutschland, 1.500%, 05/15/23	2,747,689	0.4
EUR 3,300,000		Bundesrepublik Deutschland, 2.000%, 08/15/23	4,603,036	0.8
EUR 6,550,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	8,716,229	1.5
			16,066,954	2.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Guatemala: 0.2%
400,000	#	Guatemala Government Bond, 4.875%, 02/13/28	$380,800	0.1
744,000		Other Securities	935,580	0.1
			1,316,380	0.2

		Hungary: 0.3%
1,690,000		Other Securities	1,832,390	0.3

		Indonesia: 0.6%
1,485,000		Indonesia Government International Bond, 11.625%, 03/04/19	2,045,587	0.3
1,750,000		Indonesia Government International Bond, 4.625%–5.250%, 01/17/42–04/15/43	1,575,313	0.3
			3,620,900	0.6

		Italy: 3.5%
EUR 5,720,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 06/01/18	8,031,579	1.4
EUR 5,764,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 05/01/23	8,190,012	1.4
EUR 3,175,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	4,451,406	0.7
			20,672,997	3.5

		Ivory Coast: 0.2%
1,232,000		Other Securities	1,118,286	0.2

		Kazakhstan: 0.1%
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	702,662	0.1

		Latvia: 0.1%
600,000	#	Republic of Latvia, 2.750%, 01/12/20	576,750	0.1

		Lebanon: 0.1%
373,000		Other Securities	364,608	0.1

		Lithuania: 0.3%
800,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	880,600	0.2
600,000		Other Securities	714,750	0.1
			1,595,350	0.3

		Mexico: 1.4%
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	343,294	0.0
MXN 43,000,000		Mexican Bonos, 7.750%, 11/13/42	3,461,116	0.6
3,350,000		Petroleos Mexicanos, 3.500%–5.500%, 07/18/18–06/27/44	3,286,850	0.6
1,196,000		Other Securities	1,197,212	0.2
			8,288,472	1.4

FOREIGN GOVERNMENT BONDS: (continued)
		Morocco: 0.2%
1,000,000	#	Morocco Government International Bond, 4.250%, 12/11/22	$945,000	0.1
500,000		Other Securities	472,500	0.1
			1,417,500	0.2

		Namibia: 0.1%
600,000		Other Securities	634,500	0.1

		Nigeria: 0.6%
NGN 408,000,000		Nigeria Government Bond, 01/23/14	2,500,387	0.4
800,000	#	Nigeria Government International Bond, 6.375%, 07/12/23	848,000	0.2
			3,348,387	0.6

		Pakistan: 0.1%
520,000		Other Securities	486,100	0.1

		Panama: 0.5%
3,025,000		Panama Government International Bond, 4.300%–6.700%, 01/30/20–04/29/53	2,944,588	0.5

		Paraguay: 0.3%
1,800,000	#	Republic of Paraguay, 4.625%, 01/25/23	1,719,000	0.3

		Peru: 0.4%
2,000,000	#	El Fondo MIVIVIENDA SA, 3.500%, 01/31/23	1,840,000	0.3
510,000		Other Securities	538,560	0.1
			2,378,560	0.4

		Philippines: 0.7%
3,395,000		Other Securities	3,981,469	0.7

		Poland: 0.3%
1,645,000		Other Securities	1,618,469	0.3

		Republic Of Serbia: 0.2%
1,100,000	#	Republic of Serbia, 4.875%–5.250%, 11/21/17–02/25/20	1,083,500	0.2

		Romania: 0.3%
570,000	#	Romanian Government International Bond, 4.375%, 08/22/23	560,738	0.1
808,000		Other Securities	936,270	0.2
			1,497,008	0.3

		Russia: 2.6%
750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	780,000	0.1
2,400,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,496,000	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Russia: (continued)
RUB 300,000,000		Russian Federal Bond — OFZ, 7.050%, 01/19/28	$9,022,240	1.6
1,036,750		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	1,235,858	0.2
800,000	#	Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	841,200	0.2
600,000		Other Securities	630,750	0.1
			15,006,048	2.6

		Rwanda: 0.1%
750,000	#	Rwanda International Government Bond, 6.625%, 05/02/23	695,625	0.1

		South Africa: 0.6%
2,400,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	2,160,000	0.4
1,380,000		Other Securities	1,475,841	0.2
			3,635,841	0.6

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	530,020	0.1

		Sri Lanka: 0.1%
600,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	588,750	0.1

		Tanzania: 0.2%
1,200,000		Other Securities	1,260,000	0.2

		Trinidad And Tobago: 0.4%
2,190,250		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%–9.750%, 08/14/19–05/08/22	2,486,842	0.4

		Turkey: 0.9%
1,400,000		Turkey Government International Bond, 6.000%, 01/14/41	1,412,250	0.2
3,410,000		Turkey Government International Bond, 7.375%, 02/05/25	3,998,225	0.7
			5,410,475	0.9

		Ukraine: 0.9%
3,050,000		Ukraine Government International Bond, 9.250%, 07/24/17	2,931,813	0.5
1,500,000	#	Ukraine Railways via Shortline PLC, 9.500%, 05/21/18	1,290,000	0.2
800,000		Other Securities	770,000	0.2
			4,991,813	0.9

FOREIGN GOVERNMENT BONDS: (continued)
		United Kingdom: 2.3%
GBP 3,700,000		United Kingdom Gilt, 3.250%, 01/22/44	$5,653,791	1.0
GBP 2,940,000		United Kingdom Gilt, 5.000%, 09/07/14	4,897,582	0.8
GBP 1,610,000		United Kingdom Gilt, 1.000%–4.500%, 01/22/15–12/07/42	2,749,358	0.5
			13,300,731	2.3

		Uruguay: 0.4%
1,849,749		Other Securities	2,252,889	0.4

		Venezuela: 1.1%
3,942,300		Petroleos de Venezuela SA, 4.900%, 10/28/14	3,715,618	0.7
2,324,400		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,781,187	0.3
704,600		Other Securities	706,073	0.1
			6,202,878	1.1

		Vietnam: 0.1%
440,000		Other Securities	485,650	0.1
		Total Foreign Government Bonds (Cost $172,409,321)	171,103,427	29.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.1%
		Federal Home Loan Mortgage Corporation: 3.0%##
36,126,757	ˆ	4.000%, due 04/15/43	7,086,354	1.2
4,272,297	ˆ	5.000%, due 02/15/40	840,524	0.2
10,489,557	ˆ	5.826%, due 05/15/36	1,442,417	0.3
7,622,378	ˆ	5.876%, due 07/15/40	1,266,103	0.2
15,988,508	ˆ	6.376%, due 05/15/41	3,457,096	0.6
12,814,974	ˆ	6.476%, due 02/15/41	2,482,223	0.4
684,838		5.500%, due 11/15/2032	754,335	0.1
			17,329,052	3.0

		Federal National Mortgage Association: 2.4%##
2,655,178		3.000%, due 01/25/38	2,798,960	0.5
6,254,945	ˆ	5.000%, due 05/25/18	432,243	0.1
4,201,584	ˆ	6.280%, due 02/25/42	815,004	0.1
8,222,459	ˆ	6.380%, due 09/25/40	1,643,595	0.3
7,217,094		4.500%–32.599%, due 04/25/33–09/01/41	8,247,083	1.4
			13,936,885	2.4

		Government National Mortgage Association: 1.7%
16,845,516	ˆ	4.000%, due 08/16/26	2,125,950	0.4
5,481,227	ˆ	4.000%, due 04/20/38	708,187	0.1
11,393,292	ˆ	4.500%, due 12/20/37	1,282,258	0.2
3,495,866	ˆ	5.000%, due 11/20/39	621,454	0.1
6,460,702	ˆ	5.000%, due 10/20/40	991,651	0.2
3,669,684		4.500%–24.657%, due 03/20/37–10/20/60	4,531,804	0.7
			10,261,304	1.7
		Total U.S. Government Agency Obligations (Cost $39,040,077)	41,527,241	7.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.2%
		United States: 0.2%
52,000		Other Securities	$1,187,160	0.2
		Total Preferred Stock (Cost $1,294,800)	1,187,160	0.2

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
25,100,000	@	Call USD vs. Put GBP, Strike @ 1.535, Exp. 02/14/14 Counterparty: Deutsche Bank AG	91,885	0.0
18,915,000	@	Call USD. Put EUR, Strike @ 1.300, Exp. 12/20/13 Counterparty: Deutsche Bank AG	22,500	0.0
12,920,000	@	Put USD vs. Call CAD, Strike @ 1.050, Exp. 11/08/13 Counterparty: Citigroup, Inc.	11,707	0.0
24,821,615	@	Put USD vs. Call JPY, Strike @ 98.000, Exp. 12/20/13 Counterparty: Barclays Bank PLC	272,507	0.1
			398,599	0.1
		Total Purchased Options (Cost $1,340,987)	398,599	0.1
		Total Long-Term Investments (Cost $548,999,708)	552,907,226	94.5

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.0%
		Foreign Government Bonds: 0.4%
NGN 429,990,000	Z	Nigeria Treasury Bill, 11.340%, 12/19/13 (Cost $2,674,092)	2,668,986	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.6%
3,509,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,509,000)	3,509,000	0.6
		Total Short-Term Investments (Cost $6,183,092)	6,177,986	1.0
		Total Investments in Securities (Cost $555,182,800)	$559,085,212	95.5
		Assets in Excess of Other Liabilities	26,209,651	4.5
		Net Assets	$585,294,863	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

&	Payment-in-kind

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real

CAD	Canadian Dollar

DOP	Dominican Peso

EUR	EU Euro

GBP	British Pound

MXN	Mexican Peso

NGN	Nigerian Naira

RUB	Russian Ruble

Cost for federal income tax purposes is $555,588,779.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,053,325
Gross Unrealized Depreciation	(10,556,892)
Net Unrealized Appreciation	$3,496,433

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	29.6%
Financial	12.7
Collateralized Mortgage Obligations	10.1
Communications	6.6
U.S. Treasury Obligations	5.4
Other Asset-Backed Securities	5.1
Energy	3.7
Federal Home Loan Mortgage Corporation	3.0
Consumer, Non-cyclical	2.8
Federal National Mortgage Association	2.4
Basic Materials	2.4
Utilities	2.2
Consumer, Cyclical	2.2
Government National Mortgage Association	1.7
Technology	1.3
U.S. Treasury Notes	0.8
Industrial	0.8
U.S. Treasury Bonds	0.6
Automobile Asset-Backed Securities	0.5
Credit Card Asset-Backed Securities	0.4
Diversified	0.3
Financials	0.2
Options on Currencies	0.1
Short-Term Investments	0.6
Assets in Excess of Other Liabilities	4.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Preferred Stock	$1,187,160	$—	$—	$1,187,160
Purchased Options	—	398,599	—	398,599
Corporate Bonds/Notes	—	204,841,129	—	204,841,129
Collateralized Mortgage Obligations	—	57,664,424	1,321,237	58,985,661
Short-Term Investments	3,509,000	2,668,986	—	6,177,986
U.S. Treasury Obligations	—	39,486,400	—	39,486,400
Foreign Government Bonds	—	171,103,427	—	171,103,427
Asset-Backed Securities	—	35,377,609	—	35,377,609
U.S. Government Agency Obligations	—	41,527,241	—	41,527,241
Total Investments, at fair value	$4,696,160	$553,067,815	$1,321,237	$559,085,212
Other Financial Instruments+
Swaps	—	302,178	—	302,178
Futures	1,836,143	—	—	1,836,143
Forward Foreign Currency Contracts	—	9,507,807	—	9,507,807
Total Assets	$6,532,303	$562,877,800	$1,321,237	$570,731,340
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(1,265,142)	$—	$(1,265,142)
Written Options	—	(226,356)	—	(226,356)
Futures	(1,625,264)	—	—	(1,625,264)
Forward Foreign Currency Contracts	—	(4,577,562)	—	(4,577,562)
Total Liabilities	$(1,625,264)	$(6,069,060)	$—	$(7,694,324)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At October 31, 2013, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	New Zealand Dollar	2,653,176	Buy	12/13/13	$2,177,000	$2,185,537	$8,537
Barclays Bank PLC	Norwegian Krone	14,598,364	Buy	12/13/13	2,471,000	2,448,654	(22,346)
Barclays Bank PLC	New Zealand Dollar	9,061,031	Buy	12/13/13	7,554,000	7,463,968	(90,032)
Barclays Bank PLC	Russian Ruble	7,516,193	Buy	12/13/13	235,000	232,694	(2,306)
Barclays Bank PLC	Mexican Peso	67,114,667	Buy	12/13/13	5,183,000	5,127,877	(55,123)
Barclays Bank PLC	Russian Ruble	184,867,560	Buy	12/13/13	5,727,000	5,723,325	(3,675)
Barclays Bank PLC	British Pound	7,541,004	Buy	12/13/13	12,000,000	12,087,694	87,694
Barclays Bank PLC	British Pound	1,367,430	Buy	12/13/13	2,178,000	2,191,893	13,893
Barclays Bank PLC	Russian Ruble	189,237,510	Buy	12/13/13	5,810,000	5,858,614	48,614
Barclays Bank PLC	Canadian Dollar	8,867,347	Buy	12/13/13	8,524,000	8,496,045	(27,955)
Barclays Bank PLC	British Pound	2,464,811	Buy	12/13/13	3,933,000	3,950,916	17,916
Barclays Bank PLC	Mexican Peso	17,136,007	Buy	12/13/13	1,293,000	1,309,272	16,272
Barclays Bank PLC	EU Euro	2,313,995	Buy	12/13/13	3,143,000	3,142,064	(936)
Barclays Bank PLC	Canadian Dollar	2,365,750	Buy	12/13/13	2,292,000	2,266,689	(25,311)
Barclays Bank PLC	Norwegian Krone	13,175,668	Buy	12/13/13	2,204,000	2,210,019	6,019
Barclays Bank PLC	Hungarian Forint	9,433,039	Buy	12/13/13	43,154	43,214	60
Barclays Bank PLC	Mexican Peso	77,632,615	Buy	12/13/13	5,813,000	5,931,498	118,498
Barclays Bank PLC	Colombian Peso	12,649,111,463	Buy	12/13/13	6,583,279	6,661,111	77,832
Barclays Bank PLC	Australian Dollar	3,033,135	Buy	12/13/13	2,824,000	2,859,293	35,293

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Norwegian Krone	9,892,779	Buy	12/13/13	$1,648,000	$1,659,364	$11,364
Barclays Bank PLC	British Pound	1,564,023	Buy	12/13/13	2,509,000	2,507,018	(1,982)
Barclays Bank PLC	South African Rand	53,017,608	Buy	12/13/13	5,409,684	5,250,508	(159,176)
Barclays Bank PLC	EU Euro	3,839,387	Buy	12/13/13	5,150,000	5,213,321	63,321
Barclays Bank PLC	Norwegian Krone	9,945,566	Buy	12/13/13	1,704,000	1,668,218	(35,782)
Barclays Bank PLC	New Zealand Dollar	6,615,969	Buy	12/13/13	5,507,000	5,449,863	(57,137)
Barclays Bank PLC	Australian Dollar	6,812,716	Buy	12/13/13	6,335,826	6,422,250	86,424
Barclays Bank PLC	Norwegian Krone	6,150,379	Buy	12/13/13	1,039,313	1,031,633	(7,680)
Barclays Bank PLC	Swedish Krona	21,522,816	Buy	12/13/13	3,310,082	3,318,186	8,104
Barclays Bank PLC	South Korean Won	6,837,422,200	Buy	12/13/13	6,181,000	6,427,334	246,334
Barclays Bank PLC	South Korean Won	6,879,291,400	Buy	12/13/13	6,122,000	6,466,692	344,692
Barclays Bank PLC	Russian Ruble	183,134,115	Buy	12/13/13	5,427,000	5,669,659	242,659
Barclays Bank PLC	Israeli New Shekel	12,433,873	Buy	12/13/13	3,470,144	3,523,636	53,492
Barclays Bank PLC	Indian Rupee	556,855,503	Buy	12/13/13	8,486,064	8,978,576	492,512
Barclays Bank PLC	Malaysian Ringgit	2,140,072	Buy	12/13/13	644,658	676,333	31,675
Barclays Bank PLC	Peruvian Nuevo Sol	29,567	Buy	12/13/13	10,407	10,611	204
Citigroup, Inc.	Canadian Dollar	9,218,947	Buy	12/13/13	8,846,000	8,832,923	(13,077)
Citigroup, Inc.	Canadian Dollar	7,136,731	Buy	12/13/13	6,807,000	6,837,895	30,895
Citigroup, Inc.	New Zealand Dollar	1,132,518	Buy	12/13/13	945,000	932,905	(12,095)
Citigroup, Inc.	EU Euro	42,673	Buy	12/13/13	58,823	57,944	(879)
Citigroup, Inc.	British Pound	3,706,312	Buy	12/13/13	5,999,000	5,940,955	(58,045)
Citigroup, Inc.	Swiss Franc	6,501,653	Buy	12/13/13	7,215,000	7,167,602	(47,398)
Citigroup, Inc.	Norwegian Krone	12,169,492	Buy	12/13/13	2,045,000	2,041,248	(3,752)
Citigroup, Inc.	Brazilian Real	7,026,800	Buy	12/13/13	3,194,000	3,107,734	(86,266)
Citigroup, Inc.	British Pound	3,780,281	Buy	12/13/13	6,008,000	6,059,521	51,521
Citigroup, Inc.	Japanese Yen	184,868,254	Buy	12/13/13	1,878,000	1,880,522	2,522
Citigroup, Inc.	New Zealand Dollar	327,273	Buy	12/13/13	272,927	269,588	(3,339)
Citigroup, Inc.	Mexican Peso	43,911,867	Buy	12/13/13	3,339,000	3,355,074	16,074
Citigroup, Inc.	Mexican Peso	19,469,803	Buy	12/13/13	1,470,000	1,487,585	17,585
Citigroup, Inc.	Canadian Dollar	1,759,883	Buy	12/13/13	1,704,000	1,686,191	(17,809)
Citigroup, Inc.	South African Rand	12,543,230	Buy	12/13/13	1,233,000	1,242,197	9,197
Citigroup, Inc.	Russian Ruble	114,337,969	Buy	12/13/13	3,499,463	3,539,795	40,332
Citigroup, Inc.	New Zealand Dollar	2,690,794	Buy	12/13/13	2,229,000	2,216,525	(12,475)
Citigroup, Inc.	Turkish Lira	5,960,935	Buy	12/13/13	2,937,000	2,965,474	28,474
Citigroup, Inc.	South African Rand	57,518,740	Buy	12/13/13	5,673,000	5,696,270	23,270
Citigroup, Inc.	Canadian Dollar	4,384,450	Buy	12/13/13	4,252,000	4,200,860	(51,140)
Citigroup, Inc.	British Pound	3,587,092	Buy	12/13/13	5,807,000	5,749,854	(57,146)
Citigroup, Inc.	EU Euro	1,299,993	Buy	12/13/13	1,759,000	1,765,199	6,199
Citigroup, Inc.	Swiss Franc	5,759,175	Buy	12/13/13	6,281,000	6,349,073	68,073
Citigroup, Inc.	Indian Rupee	382,120,650	Buy	12/13/13	6,051,000	6,161,202	110,202
Citigroup, Inc.	Malaysian Ringgit	18,509,420	Buy	12/13/13	5,816,000	5,849,586	33,586
Citigroup, Inc.	Swiss Franc	6,077,579	Buy	12/13/13	6,570,000	6,700,091	130,091
Citigroup, Inc.	EU Euro	4,915,935	Buy	12/13/13	6,570,000	6,675,115	105,115
Citigroup, Inc.	Danish Krone	11,481,481	Buy	12/13/13	2,059,576	2,090,787	31,211
Citigroup, Inc.	EU Euro	57,528,991	Buy	12/13/13	76,909,070	78,115,886	1,206,816
Citigroup, Inc.	EU Euro	3,028,058	Buy	12/13/13	4,039,000	4,111,657	72,657
Citigroup, Inc.	New Zealand Dollar	19,353,930	Buy	12/13/13	15,779,453	15,942,680	163,227
Citigroup, Inc.	Romanian New Leu	62,298	Buy	12/13/13	18,461	19,032	571
Citigroup, Inc.	Thai Baht	56,694,198	Buy	12/13/13	1,793,269	1,816,965	23,696
Credit Suisse Group AG	Norwegian Krone	71,354,234	Buy	12/13/13	12,003,000	11,968,590	(34,410)
Credit Suisse Group AG	New Zealand Dollar	2,737,160	Buy	12/13/13	2,265,000	2,254,719	(10,281)
Credit Suisse Group AG	British Pound	1,329,601	Buy	12/13/13	2,147,000	2,131,256	(15,744)
Credit Suisse Group AG	Swedish Krona	15,394,716	Buy	12/13/13	2,422,000	2,373,413	(48,587)
Credit Suisse Group AG	New Zealand Dollar	6,069,479	Buy	12/13/13	5,058,000	4,999,695	(58,305)
Credit Suisse Group AG	British Pound	19,920,176	Buy	12/13/13	31,652,503	31,930,626	278,123
Deutsche Bank AG	Chinese Offshore Yuan	49,330,698	Buy	01/14/14	7,834,000	8,076,388	242,388
Deutsche Bank AG	Swedish Krona	12,491,119	Buy	12/13/13	1,975,000	1,925,764	(49,236)
Deutsche Bank AG	Brazilian Real	19,418,447	Buy	12/13/13	8,835,000	8,588,173	(246,827)
Deutsche Bank AG	Swiss Franc	2,871,758	Buy	12/13/13	3,185,000	3,165,906	(19,094)
Deutsche Bank AG	EU Euro	470,884	Buy	12/13/13	643,000	639,391	(3,609)
Deutsche Bank AG	Swedish Krona	64,578,886	Buy	12/13/13	10,081,000	9,956,167	(124,833)
Deutsche Bank AG	Canadian Dollar	4,535,950	Buy	12/13/13	4,372,000	4,346,017	(25,983)
Deutsche Bank AG	Swiss Franc	2,067,016	Buy	12/13/13	2,260,000	2,278,736	18,736
Deutsche Bank AG	EU Euro	33,339,004	Buy	12/13/13	45,000,154	45,269,451	269,297

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	British Pound	2,767,899	Buy	12/13/13	$4,424,000	$4,436,746	$12,746
Deutsche Bank AG	New Zealand Dollar	2,645,257	Buy	12/13/13	2,193,000	2,179,014	(13,986)
Deutsche Bank AG	Australian Dollar	12,952,513	Buy	12/13/13	12,165,000	12,210,149	45,149
Deutsche Bank AG	Canadian Dollar	3,036,551	Buy	12/13/13	2,925,000	2,909,402	(15,598)
Deutsche Bank AG	Norwegian Krone	35,820,898	Buy	12/13/13	6,008,000	6,008,412	412
Deutsche Bank AG	Australian Dollar	1,908,694	Buy	12/13/13	1,792,000	1,799,298	7,298
Deutsche Bank AG	Canadian Dollar	5,547,989	Buy	12/13/13	5,377,000	5,315,678	(61,322)
Deutsche Bank AG	Norwegian Krone	26,972,286	Buy	12/13/13	4,521,000	4,524,192	3,192
Deutsche Bank AG	Australian Dollar	2,480,506	Buy	12/13/13	2,320,000	2,338,338	18,338
Deutsche Bank AG	Chilean Peso	3,826,795,050	Buy	12/13/13	7,519,000	7,427,691	(91,309)
Deutsche Bank AG	Mexican Peso	283,144,898	Buy	12/13/13	21,378,300	21,633,605	255,305
Deutsche Bank AG	Philippine Peso	301,623,061	Buy	12/13/13	6,965,891	6,985,493	19,602
Deutsche Bank AG	Swedish Krona	14,781,202	Buy	12/13/13	2,265,000	2,278,827	13,827
Deutsche Bank AG	Turkish Lira	11,091,363	Buy	12/13/13	5,298,000	5,517,783	219,783
Deutsche Bank AG	Chilean Peso	3,040,866,500	Buy	12/13/13	5,831,000	5,902,228	71,228
Deutsche Bank AG	Chilean Peso	2,275,287,218	Buy	12/13/13	4,342,151	4,416,262	74,111
Deutsche Bank AG	Czech Koruna	15,711,734	Buy	12/13/13	812,459	826,984	14,525
Deutsche Bank AG	Hong Kong Sar Dollar	1,153,673	Buy	12/13/13	148,832	148,818	(14)
Deutsche Bank AG	South Korean Won	433,600,985	Buy	12/13/13	386,626	407,595	20,969
Deutsche Bank AG	Polish Zloty	5,667,788	Buy	12/13/13	1,766,767	1,835,397	68,630
Deutsche Bank AG	Russian Ruble	86,306,847	Buy	12/13/13	2,573,635	2,671,979	98,344
Deutsche Bank AG	Singapore Dollar	1,440,975	Buy	12/13/13	1,129,021	1,160,036	31,015
Goldman Sachs & Co.	Australian Dollar	13,634,724	Buy	12/13/13	12,851,000	12,853,259	2,259
Goldman Sachs & Co.	Swedish Krona	77,173,195	Buy	12/13/13	12,121,000	11,897,839	(223,161)
Goldman Sachs & Co.	EU Euro	8,818,604	Buy	12/13/13	12,137,000	11,974,363	(162,637)
Goldman Sachs & Co.	British Pound	3,738,656	Buy	12/13/13	5,998,000	5,992,799	(5,201)
Goldman Sachs & Co.	British Pound	3,738,656	Buy	12/13/13	5,998,000	5,992,799	(5,201)
Goldman Sachs & Co.	Norwegian Krone	35,821,078	Buy	12/13/13	6,008,000	6,008,442	442
Goldman Sachs & Co.	EU Euro	10,947,561	Buy	12/13/13	14,828,931	14,865,173	36,242
Goldman Sachs & Co.	Swiss Franc	11,385,703	Buy	12/13/13	12,398,000	12,551,914	153,914
Goldman Sachs & Co.	British Pound	7,952,434	Buy	12/13/13	12,646,000	12,747,186	101,186
JPMorgan Chase & Co.	British Pound	1,538,241	Buy	12/13/13	2,469,000	2,465,691	(3,309)
JPMorgan Chase & Co.	Japanese Yen	206,565,068	Buy	12/13/13	2,101,000	2,101,227	227
JPMorgan Chase & Co.	Canadian Dollar	1,447,384	Buy	12/13/13	1,382,000	1,386,778	4,778
JPMorgan Chase & Co.	Swiss Franc	1,658,335	Buy	12/13/13	1,860,000	1,828,194	(31,806)
JPMorgan Chase & Co.	Swiss Franc	4,026,018	Buy	12/13/13	4,504,000	4,438,393	(65,607)
JPMorgan Chase & Co.	Japanese Yen	578,918,750	Buy	12/13/13	5,887,000	5,888,892	1,892
JPMorgan Chase & Co.	Norwegian Krone	36,084,867	Buy	12/13/13	6,054,000	6,052,689	(1,311)
JPMorgan Chase & Co.	Swiss Franc	3,951,866	Buy	12/13/13	4,383,000	4,356,647	(26,353)
JPMorgan Chase & Co.	British Pound	1,357,364	Buy	12/13/13	2,192,000	2,175,758	(16,242)
JPMorgan Chase & Co.	British Pound	1,229,926	Buy	12/13/13	1,987,000	1,971,483	(15,517)
JPMorgan Chase & Co.	British Pound	1,398,232	Buy	12/13/13	2,230,000	2,241,267	11,267
JPMorgan Chase & Co.	Canadian Dollar	1,138,788	Buy	12/13/13	1,097,000	1,091,104	(5,896)
JPMorgan Chase & Co.	British Pound	2,063,772	Buy	12/13/13	3,290,000	3,308,080	18,080
JPMorgan Chase & Co.	EU Euro	1,948,603	Buy	12/13/13	2,636,000	2,645,916	9,916
JPMorgan Chase & Co.	EU Euro	1,567,102	Buy	12/13/13	2,117,000	2,127,894	10,894
JPMorgan Chase & Co.	New Zealand Dollar	2,764,907	Buy	12/13/13	2,292,000	2,277,575	(14,425)
JPMorgan Chase & Co.	British Pound	5,377,873	Buy	12/13/13	8,621,000	8,620,349	(651)
JPMorgan Chase & Co.	Brazilian Real	2,348,468	Buy	12/13/13	1,020,009	1,038,654	18,645
JPMorgan Chase & Co.	Japanese Yen	6,686,960,109	Buy	12/13/13	67,726,682	68,021,269	294,587
							$4,380,753

Barclays Bank PLC	Australian Dollar	6,875,613	Sell	12/13/13	$6,522,000	$6,481,542	$40,458
Barclays Bank PLC	British Pound	2,768,943	Sell	12/13/13	4,440,000	4,438,419	1,581
Barclays Bank PLC	Japanese Yen	109,158,258	Sell	12/13/13	1,122,000	1,110,382	11,618
Barclays Bank PLC	South Korean Won	6,107,034,000	Sell	12/13/13	5,730,000	5,740,752	(10,752)
Barclays Bank PLC	Australian Dollar	11,811,337	Sell	12/13/13	11,294,000	11,134,378	159,622
Barclays Bank PLC	Mexican Peso	76,652,805	Sell	12/13/13	5,905,000	5,856,636	48,364
Barclays Bank PLC	Australian Dollar	7,792,384	Sell	12/13/13	7,472,000	7,345,769	126,231
Barclays Bank PLC	New Zealand Dollar	7,443,627	Sell	12/13/13	6,272,000	6,131,642	140,358
Barclays Bank PLC	Australian Dollar	2,222,861	Sell	12/13/13	2,133,000	2,095,460	37,540
Barclays Bank PLC	Malaysian Ringgit	18,632,314	Sell	12/13/13	5,869,000	5,888,425	(19,425)
Barclays Bank PLC	Canadian Dollar	71,355	Sell	12/13/13	68,685	68,367	318

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Mexican Peso	66,300,844	Sell	12/13/13	$5,062,872	$5,065,697	$(2,825)
Barclays Bank PLC	British Pound	5,706,574	Sell	12/13/13	9,218,000	9,147,232	70,768
Barclays Bank PLC	Israeli New Shekel	12,699,774	Sell	12/13/13	3,587,000	3,598,990	(11,990)
Barclays Bank PLC	Indian Rupee	75,129,500	Sell	12/13/13	1,175,000	1,211,366	(36,366)
Barclays Bank PLC	Brazilian Real	13,211,307	Sell	12/13/13	5,854,000	5,842,949	11,051
Barclays Bank PLC	EU Euro	2,861,039	Sell	12/13/13	3,871,000	3,884,869	(13,869)
Barclays Bank PLC	British Pound	2,340,134	Sell	12/13/13	3,751,000	3,751,068	(68)
Barclays Bank PLC	New Zealand Dollar	785,890	Sell	12/13/13	647,684	647,372	312
Barclays Bank PLC	Brazilian Real	7,556,444	Sell	12/13/13	3,365,000	3,341,980	23,020
Barclays Bank PLC	EU Euro	3,191,216	Sell	12/13/13	4,309,000	4,333,201	(24,201)
Barclays Bank PLC	EU Euro	3,037,149	Sell	12/13/13	4,110,359	4,124,000	(13,641)
Barclays Bank PLC	British Pound	667,161	Sell	12/13/13	1,069,000	1,069,412	(412)
Barclays Bank PLC	New Zealand Dollar	3,937,798	Sell	12/13/13	3,216,000	3,243,737	(27,737)
Barclays Bank PLC	Singapore Dollar	7,558,304	Sell	12/13/13	6,051,000	6,084,704	(33,704)
Barclays Bank PLC	EU Euro	2,629,092	Sell	12/13/13	3,513,402	3,569,918	(56,516)
Barclays Bank PLC	Swiss Franc	17,583,478	Sell	12/13/13	19,001,298	19,384,513	(383,215)
Barclays Bank PLC	Canadian Dollar	8,302,118	Sell	12/13/13	8,043,597	7,954,484	89,113
Barclays Bank PLC	Norwegian Krone	10,808,123	Sell	12/13/13	1,824,000	1,812,899	11,101
Barclays Bank PLC	Russian Ruble	225,914,940	Sell	12/13/13	6,840,000	6,994,113	(154,113)
Barclays Bank PLC	Chilean Peso	3,056,407,900	Sell	12/13/13	6,013,000	5,932,393	80,607
Citigroup, Inc.	Australian Dollar	7,199,848	Sell	12/13/13	6,822,000	6,787,194	34,806
Citigroup, Inc.	Swedish Krona	42,998,980	Sell	12/13/13	6,642,000	6,629,179	12,821
Citigroup, Inc.	Swedish Krona	13,786,926	Sell	12/13/13	2,147,000	2,125,539	21,461
Citigroup, Inc.	Japanese Yen	155,151,069	Sell	12/13/13	1,574,000	1,578,232	(4,232)
Citigroup, Inc.	EU Euro	4,419,139	Sell	12/13/13	6,102,000	6,000,539	101,461
Citigroup, Inc.	EU Euro	2,284,972	Sell	12/13/13	3,154,000	3,102,656	51,344
Citigroup, Inc.	EU Euro	355,787	Sell	12/13/13	491,067	483,106	7,961
Citigroup, Inc.	Norwegian Krone	107,378,543	Sell	12/13/13	18,210,000	18,011,121	198,879
Citigroup, Inc.	EU Euro	871,856	Sell	12/13/13	1,193,000	1,183,851	9,149
Citigroup, Inc.	Canadian Dollar	3,750,136	Sell	12/13/13	3,637,000	3,593,107	43,893
Citigroup, Inc.	Norwegian Krone	14,496,097	Sell	12/13/13	2,444,000	2,431,500	12,500
Citigroup, Inc.	New Zealand Dollar	327,273	Sell	12/13/13	274,841	269,589	5,252
Citigroup, Inc.	British Pound	3,713,993	Sell	12/13/13	5,949,000	5,953,267	(4,267)
Citigroup, Inc.	Australian Dollar	2,509,163	Sell	12/13/13	2,381,000	2,365,352	15,648
Citigroup, Inc.	British Pound	3,768,945	Sell	12/13/13	6,008,000	6,041,351	(33,351)
Citigroup, Inc.	Canadian Dollar	4,538,416	Sell	12/13/13	4,372,000	4,348,379	23,621
Citigroup, Inc.	Swedish Krona	14,170,545	Sell	12/13/13	2,172,000	2,184,682	(12,682)
Citigroup, Inc.	Australian Dollar	3,404,832	Sell	12/13/13	3,223,000	3,209,686	13,314
Citigroup, Inc.	New Zealand Dollar	9,262,962	Sell	12/13/13	7,691,000	7,630,307	60,693
Citigroup, Inc.	Swiss Franc	2,932,730	Sell	12/13/13	3,217,000	3,233,122	(16,122)
Citigroup, Inc.	Mexican Peso	15,526,951	Sell	12/13/13	1,176,000	1,186,332	(10,332)
Citigroup, Inc.	New Zealand Dollar	646	Sell	12/13/13	534	532	2
Citigroup, Inc.	Mexican Peso	21,655,642	Sell	12/13/13	1,646,000	1,654,593	(8,593)
Citigroup, Inc.	Swedish Krona	18,475,010	Sell	12/13/13	2,866,000	2,848,304	17,696
Citigroup, Inc.	New Zealand Dollar	2,817,168	Sell	12/13/13	2,320,000	2,320,625	(625)
Citigroup, Inc.	Japanese Yen	176,901,934	Sell	12/13/13	1,819,000	1,799,486	19,514
Citigroup, Inc.	Norwegian Krone	72,581	Sell	12/13/13	12,032	12,174	(142)
Citigroup, Inc.	New Zealand Dollar	1,890,916	Sell	12/13/13	1,548,000	1,557,630	(9,630)
Citigroup, Inc.	Swedish Krona	14,571,661	Sell	12/13/13	2,286,000	2,246,522	39,478
Citigroup, Inc.	Norwegian Krone	9,938,186	Sell	12/13/13	1,700,000	1,666,980	33,020
Citigroup, Inc.	Swiss Franc	1,119,855	Sell	12/13/13	1,231,000	1,234,560	(3,560)
Citigroup, Inc.	New Zealand Dollar	33,069	Sell	12/13/13	27,084	27,240	(156)
Citigroup, Inc.	British Pound	21,281,597	Sell	12/13/13	33,918,099	34,112,887	(194,788)
Citigroup, Inc.	Hungarian Forint	48,253,853	Sell	12/13/13	214,461	221,058	(6,597)
Citigroup, Inc.	South African Rand	59,355,307	Sell	12/13/13	5,911,000	5,878,151	32,849
Citigroup, Inc.	South African Rand	9,108,970	Sell	12/13/13	869,000	902,091	(33,091)
Citigroup, Inc.	Chilean Peso	3,067,893,710	Sell	12/13/13	5,909,000	5,954,687	(45,687)
Citigroup, Inc.	Israeli New Shekel	9,551,652	Sell	12/13/13	2,601,000	2,706,844	(105,844)
Citigroup, Inc.	Taiwan New Dollar	116,332	Sell	12/13/13	3,891	3,963	(72)
Citigroup, Inc.	South African Rand	24,760,657	Sell	12/13/13	2,395,343	2,452,130	(56,787)
Credit Suisse Group AG	Norwegian Krone	26,618,853	Sell	12/13/13	4,467,000	4,464,909	2,091
Credit Suisse Group AG	EU Euro	8,854,777	Sell	12/13/13	12,085,000	12,023,482	61,518
Credit Suisse Group AG	EU Euro	3,264,676	Sell	12/13/13	4,438,000	4,432,948	5,052
Credit Suisse Group AG	EU Euro	6,013,920	Sell	12/13/13	8,295,000	8,166,017	128,983

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Swiss Franc	4,567,124	Sell	12/13/13	$5,124,000	$5,034,924	$89,076
Credit Suisse Group AG	Australian Dollar	5,657,936	Sell	12/13/13	5,422,000	5,333,655	88,345
Deutsche Bank AG	Chinese Offshore Yuan	49,330,698	Sell	01/14/14	7,912,281	8,076,388	(164,107)
Deutsche Bank AG	British Pound	1,276,315	Sell	12/13/13	2,063,000	2,045,842	17,158
Deutsche Bank AG	Mexican Peso	76,646,900	Sell	12/13/13	5,905,000	5,856,185	48,815
Deutsche Bank AG	South African Rand	2,916,913	Sell	12/13/13	295,000	288,871	6,129
Deutsche Bank AG	British Pound	4,438,807	Sell	12/13/13	7,174,000	7,115,092	58,908
Deutsche Bank AG	British Pound	1,413,733	Sell	12/13/13	2,296,000	2,266,114	29,886
Deutsche Bank AG	Russian Ruble	202,076,613	Sell	12/13/13	6,282,500	6,256,101	26,399
Deutsche Bank AG	Mexican Peso	74,112,180	Sell	12/13/13	5,763,000	5,662,520	100,480
Deutsche Bank AG	British Pound	2,836,649	Sell	12/13/13	4,530,000	4,546,946	(16,946)
Deutsche Bank AG	Swiss Franc	3,009,218	Sell	12/13/13	3,296,000	3,317,446	(21,446)
Deutsche Bank AG	Mexican Peso	84,399,288	Sell	12/13/13	6,456,000	6,448,504	7,496
Deutsche Bank AG	Australian Dollar	2,444,080	Sell	12/13/13	2,318,000	2,304,000	14,000
Deutsche Bank AG	EU Euro	2,458,413	Sell	12/13/13	3,340,000	3,338,162	1,838
Deutsche Bank AG	Japanese Yen	187,485,928	Sell	12/13/13	1,904,000	1,907,149	(3,149)
Deutsche Bank AG	New Zealand Dollar	1,950,854	Sell	12/13/13	1,611,000	1,607,004	3,996
Deutsche Bank AG	Indian Rupee	190,161,780	Sell	12/13/13	3,046,000	3,066,113	(20,113)
Deutsche Bank AG	Swiss Franc	2,254,203	Sell	12/13/13	2,475,000	2,485,096	(10,096)
Deutsche Bank AG	New Zealand Dollar	14,913,919	Sell	12/13/13	12,301,000	12,285,248	15,752
Deutsche Bank AG	Swedish Krona	38,993,746	Sell	12/13/13	6,079,000	6,011,690	67,310
Deutsche Bank AG	British Pound	760,755	Sell	12/13/13	1,219,000	1,219,437	(437)
Deutsche Bank AG	Swiss Franc	10,880,018	Sell	12/13/13	11,989,000	11,994,432	(5,432)
Deutsche Bank AG	Indian Rupee	373,530,700	Sell	12/13/13	5,930,000	6,022,700	(92,700)
Deutsche Bank AG	Brazilian Real	13,256,842	Sell	12/13/13	5,909,000	5,863,088	45,912
Deutsche Bank AG	Mexican Peso	77,949,619	Sell	12/13/13	5,871,000	5,955,718	(84,718)
Deutsche Bank AG	New Zealand Dollar	954,987	Sell	12/13/13	782,000	786,665	(4,665)
Deutsche Bank AG	Swedish Krona	17,013,467	Sell	12/13/13	2,654,000	2,622,977	31,023
Deutsche Bank AG	Philippine Peso	47,946,560	Sell	12/13/13	1,114,000	1,110,427	3,573
Deutsche Bank AG	Russian Ruble	191,896,005	Sell	12/13/13	5,979,000	5,940,919	38,081
Deutsche Bank AG	Russian Ruble	49,144,450	Sell	12/13/13	1,445,000	1,521,466	(76,466)
Deutsche Bank AG	South African Rand	11,970,055	Sell	12/13/13	1,152,000	1,185,434	(33,434)
Deutsche Bank AG	Indian Rupee	298,017,140	Sell	12/13/13	4,454,000	4,805,142	(351,142)
Deutsche Bank AG	Turkish Lira	11,140,244	Sell	12/13/13	5,574,582	5,542,101	32,481
Goldman Sachs & Co.	EU Euro	4,418,809	Sell	12/13/13	6,102,000	6,000,091	101,909
Goldman Sachs & Co.	British Pound	3,744,491	Sell	12/13/13	5,998,000	6,002,152	(4,152)
Goldman Sachs & Co.	British Pound	3,873,517	Sell	12/13/13	6,185,000	6,208,973	(23,973)
Goldman Sachs & Co.	Swedish Krona	39,001,071	Sell	12/13/13	6,079,000	6,012,819	66,181
Goldman Sachs & Co.	British Pound	7,467,155	Sell	12/13/13	11,973,000	11,969,318	3,682
HSBC	EU Euro	1,335,714	Sell	12/13/13	1,783,000	1,813,702	(30,702)
JPMorgan Chase & Co.	Canadian Dollar	2,288,810	Sell	12/13/13	2,200,000	2,192,970	7,030
JPMorgan Chase & Co.	Japanese Yen	594,125,858	Sell	12/13/13	6,064,000	6,043,582	20,418
JPMorgan Chase & Co.	Russian Ruble	202,064,048	Sell	12/13/13	6,282,500	6,255,712	26,788
JPMorgan Chase & Co.	EU Euro	4,240,894	Sell	12/13/13	5,740,440	5,758,508	(18,068)
JPMorgan Chase & Co.	Japanese Yen	322,452,898	Sell	12/13/13	3,275,000	3,280,064	(5,064)
JPMorgan Chase & Co.	EU Euro	1,506,855	Sell	12/13/13	2,042,000	2,046,087	(4,087)
JPMorgan Chase & Co.	EU Euro	9,135,166	Sell	12/13/13	12,412,114	12,404,208	7,906
JPMorgan Chase & Co.	Mexican Peso	31,044,623	Sell	12/13/13	2,350,000	2,371,956	(21,956)
JPMorgan Chase & Co.	New Zealand Dollar	5,587,082	Sell	12/13/13	4,654,000	4,602,324	51,676
UBS AG	EU Euro	544,992	Sell	12/13/13	751,916	740,020	11,896
UBS AG	Swedish Krona	13,805,968	Sell	12/13/13	2,177,000	2,128,475	48,525
							$549,492

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Open Futures Contracts on October 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	55	12/06/13	$9,415,215	$112,673
Australia 10-Year Bond	17	12/16/13	1,872,372	35,666
Australia 3-Year Bond	50	12/16/13	5,125,374	22,407
Canada 10-Year Bond	79	12/18/13	9,952,189	231,847
Euro-Bund	180	12/06/13	34,704,213	611,017
Euro-Schatz	420	12/06/13	63,024,806	97,872
Long Gilt	96	12/27/13	17,125,980	248,050
Short Gilt	63	12/27/13	10,518,688	(6,204)
U.S. Treasury 2-Year Note	88	12/31/13	19,397,125	6,655
U.S. Treasury 5-Year Note	374	12/31/13	45,511,125	354,431
			$216,647,087	$1,714,414
Short Contracts
Euro-Bobl 5-Year	(198)	12/06/13	(33,682,394)	7,568
U.S. Treasury 10-Year Note	(680)	12/19/13	(86,604,378)	(1,565,195)
U.S. Treasury Long Bond	(217)	12/19/13	(29,254,313)	107,957
U.S. Treasury Ultra Long Bond	(46)	12/19/13	(6,628,313)	(53,865)
			$(156,169,398)	$(1,503,535)

ING Global Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on October 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Bolivarian Republic of Venezuela	Buy	(5.000)	12/20/18	USD 1,377,000	$245,732	$222,899	$22,833
Deutsche Bank AG	Republic of Turkey	Buy	(1.000)	06/20/18	USD 1,727,000	56,446	31,057	25,389
						$302,178	$253,956	$48,222

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Global Bond Fund Centrally Cleared Interest Rate Swap Agreements Outstanding on October 31, 2013:

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.842%	09/16/18	USD 60,100,000	$(1,265,142)	$(1,265,142)
			$(1,265,142)	$(1,265,142)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Written OTC Options on October 31, 2013:

	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Currencies
12,920,000	Citigroup, Inc.	Call USD vs. Put CAD	1.015 USD	11/08/13	$35,013	$(26)
18,915,000	Deutsche Bank AG	Put USD vs. Call EUR	1.360 USD	12/20/13	81,146	(179,273)
30,731,523	Barclays Bank PLC	Put USD vs. Call JPY	94.000 USD	12/20/13	284,574	(47,057)
			Total Written OTC Options		$400,733	$(226,356)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$398,599
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	9,507,807
Credit contracts	Upfront payments paid on OTC swap agreements	253,956
Credit contracts	Unrealized appreciation on OTC swap agreements	48,222
Interest rate contracts	Net Assets — Unrealized appreciation*	1,836,143
Total Asset Derivatives		$12,044,727
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$4,577,562
Interest rate contracts	Net Assets — Unrealized depreciation*	1,625,264
Interest rate contracts	Net Assets — Unrealized depreciation**	1,265,142
Foreign exchange contracts	Written options, at fair value	226,356
Total Liability Derivatives		$7,694,324

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(64,486)	$—	$(64,486)
Foreign exchange contracts	(2,198,889)	(17,907,203)	—	—	1,772,013	(18,334,079)
Interest rate contracts	543,363	—	498,044	(9,723,919)	(791,205)	(9,473,717)
Total	$(1,655,526)	$(17,907,203)	$498,044	$(9,788,405)	$980,808	$(27,872,282)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$47,836	$—	$47,836
Foreign exchange contracts	(92,875)	1,433,944	—	—	(592,123)	748,946
Interest rate contracts	102,851	—	351,693	7,213,964	(26,063)	7,642,445
Total	$9,976	$1,433,944	$351,693	$7,261,800	$(618,186)	$8,439,227

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013

ING GLOBAL PERSPECTIVES FUND

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 99.6%
		Affiliated Investment Companies: 99.6%
53,003	@	ING Core Equity Research Fund — Class R6	$882,503	10.0
74,175		ING Emerging Markets Equity Fund — Class I	876,744	10.0
79,502		ING Global Bond Fund — Class R6	873,730	10.0
46,188		ING Global Real Estate Fund — Class I	870,647	9.9
99,647		ING GNMA Income Fund — Class I	867,927	9.9
105,383		ING High Yield Bond Fund — Class I	877,837	10.0
88,567		ING Intermediate Bond Fund — Class R6	873,268	9.9
78,308		ING International Core Fund — Class I	869,216	9.9

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
32,055	@	ING MidCap Opportunities Fund — Class R6	$876,069	10.0
46,820	@	ING Small Company Fund — Class R6	875,541	10.0

		Total Mutual Funds
		(Cost $8,506,045)	8,743,482	99.6
		Assets in Excess of Other Liabilities	39,050	0.4
		Net Assets	$8,782,532	100.0

@	Non-income producing security

Cost for federal income tax purposes is $8,501,492.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$241,990
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$241,990

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Mutual Funds	$8,743,482	$—	$—	$8,743,482
Total Investments, at fair value	$8,743,482	$—	$—	$8,743,482

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended October 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 10/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Core Equity Research Fund — Class I	$—	$573,506	$(573,506)	$—	$—	$830	$624	$—
ING Core Equity Research Fund — Class R6	—	843,168	(456)	39,791	882,503	—	51	—
ING Emerging Markets Equity Fund — Class I	—	859,320	(23,709)	41,133	876,744	—	(425)	—
ING Global Bond Fund — Class I	—	133,629	(133,629)	—	—	68	1	—
ING Global Bond Fund — Class R6	—	873,868	(9,607)	9,469	873,730	6,259	(322)	—
ING Global Real Estate Fund — Class I	—	871,655	(13,429)	12,421	870,647	3,910	(269)	—

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING GLOBAL PERSPECTIVES FUND

Issuer	Beginning Market Value at 10/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 10/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING GNMA Income Fund — Class I	$—	$875,834	$(9,689)	$1,782	$867,927	$5,493	$(223)	$—
ING High Yield Bond Fund — Class I	—	879,208	(9,579)	8,208	877,837	10,231	(111)	—
ING Intermediate Bond Fund — Class I	—	133,288	(133,288)	—	—	150	1	—
ING Intermediate Bond Fund — Class R6	—	879,969	(9,487)	2,786	873,268	5,769	(201)	—
ING International Core Fund — Class I	—	851,420	(18,068)	35,864	869,216	—	1,205	—
ING MidCap Opportunities Fund — Class i	—	131,414	(131,414)	—	—	—	8	—
ING MidCap Opportunities Fund — Class R6	—	849,557	(16,645)	43,157	876,069	—	1,586	—
ING Small Company Fund — Class I	—	131,357	(131,357)	—	—	—	7	—
ING Small Company Fund — Class R6	—	849,499	(16,784)	42,826	875,541	—	1,834	—
	$—	$9,736,692	$(1,230,647)	$237,437	$8,743,482	$32,710	$3,766	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Australia: 3.4%
93,271		Domino’s Pizza Enterprises Ltd.	$1,375,806	0.5
4,081,054		Other Securities	7,203,714	2.9
			8,579,520	3.4

		Austria: 1.1%
11,684		Schoeller-Bleckmann Oilfield Equipment AG	1,347,981	0.5
73,917		Zumtobel AG	1,319,069	0.5
10,472		Other Securities	159,250	0.1
			2,826,300	1.1

		Belgium: 1.8%
27,533		D’ieteren SA	1,299,061	0.5
206,074		Other Securities	3,228,211	1.3
			4,527,272	1.8

		Brazil: 0.6%
301,073		Other Securities	1,550,019	0.6

		Canada: 5.3%
69,083		Parkland Fuel Corp.	1,266,174	0.5
1,035,296		Other Securities	12,126,043	4.8
			13,392,217	5.3

		China: 0.9%
56,000	@, X	Great Wall Technology Co. Ltd.	16,180	0.0
88,000	@, X	RREEF China Commercial Trust	—	—
2,150,863		Other Securities	2,327,790	0.9
			2,343,970	0.9

		Colombia: 0.1%
11,218		Other Securities	129,002	0.1

		Denmark: 1.8%
43,307		DSV A/S	1,266,998	0.5
168,654		Other Securities	3,147,178	1.3
			4,414,176	1.8

		Finland: 0.7%
112,613		Other Securities	1,635,754	0.7

		France: 6.2%
21,159		Eurazeo	1,597,572	0.6
51,229	@	Groupe Fnac	1,432,862	0.6
17,547		Imerys SA	1,407,621	0.6
45,238		Teleperformance	2,394,681	1.0
126,063	@	UbiSoft Entertainment	1,617,095	0.6
11,713		Wendel	1,632,581	0.6
382,669		Other Securities	5,503,600	2.2
			15,586,012	6.2

		Germany: 8.2%
109,838	@	Deutsche Lufthansa AG	2,123,511	0.8
43,575		DMG MORI SEIKI AG	1,432,382	0.6

COMMON STOCK: (continued)
		Germany: (continued)
16,284	L	Draegerwerk AG & Co. KGaA	$1,907,363	0.8
14,474		Grenkeleasing AG	1,431,897	0.6
33,479		Jungheinrich AG	2,089,316	0.8
532,271		Other Securities	11,721,593	4.6
			20,706,062	8.2

		Greece: 0.1%
26,390		Other Securities	200,190	0.1

		Hong Kong: 2.0%
5,605,840	@, X	China Billion Resources Ltd.	62,906	0.0
898,000	X	Regal Hotels International Holdings Ltd.	489,945	0.2
24,421,241		Other Securities	4,474,488	1.8
			5,027,339	2.0

		India: 0.7%
6,994	@, X	Jindal Poly Investments and Finance Co. Ltd.	2,836	0.0
1,287,759		Other Securities	1,795,684	0.7
			1,798,520	0.7

		Indonesia: 0.3%
7,887,462		Other Securities	724,600	0.3

		Ireland: 0.2%
118,205		Other Securities	553,285	0.2

		Israel: 0.0%
13,044		Other Securities	61,524	0.0

		Italy: 4.1%
58,978		Azimut Holding S.p.A.	1,496,112	0.6
2,454,568		Other Securities	8,765,008	3.5
			10,261,120	4.1

		Japan: 28.6%
183,000		Amada Co., Ltd.	1,574,271	0.6
37,700		Hoshizaki Electric Co., Ltd.	1,381,515	0.5
1,458,000		Kanematsu Corp.	1,977,724	0.8
303,500		Mitsubishi UFJ Lease & Finance Co., Ltd.	1,716,211	0.7
73,200		DMG Mori Seiki Co., Ltd	1,187,451	0.5
92,783		Namura Shipbuilding Co., Ltd.	1,343,523	0.5
67,900		SCSK Corp.	1,721,273	0.7
40,700		Yamato Kogyo Co., Ltd.	1,508,513	0.6
982,000		Yuasa Trading Co., Ltd.	1,982,805	0.8
34,300		Zenkoku Hosho Co. Ltd.	1,476,166	0.6
6,216,289		Other Securities	56,176,417	22.3
			72,045,869	28.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Liechtenstein: 0.0%
1,555		Other Securities	$110,407	0.0

		Luxembourg: 0.9%
78,845	#	O’Key Group SA GDR	934,313	0.4
65,623	@	Reinet Investments SCA	1,243,835	0.5
			2,178,148	0.9

		Malaysia: 0.5%
1,640,961		Other Securities	1,164,702	0.5

		Mexico: 0.8%
2,362,983		Other Securities(a)	2,015,237	0.8

		Netherlands: 0.7%
478,561	@, L, X	SNS Reaal NV	—	—
105,951		USG People NV	1,400,586	0.5
43,493		Other Securities	456,540	0.2
			1,857,126	0.7

		New Zealand: 0.0%
10,722		Other Securities	30,993	0.0

		Norway: 1.6%
87,970		Kongsberg Gruppen AS	1,832,385	0.7
1,156,051		Other Securities	2,245,581	0.9
			4,077,966	1.6

		Pakistan: 0.1%
1,375,131		Other Securities	302,628	0.1

		Philippines: 0.0%
679,400		Other Securities	102,649	0.0

		Poland: 0.3%
198,822		Other Securities	848,647	0.3

		Portugal: 0.3%
148,596		Other Securities	631,970	0.3

		Russia: 0.0%
28,845		Other Securities	36,307	0.0

		Singapore: 0.7%
3,124,990		Other Securities	1,710,860	0.7

		South Africa: 0.4%
234,623		Other Securities	871,435	0.4

		South Korea: 2.5%
2,300	X	Asia Cement Co. Ltd.	212,708	0.1
344,759		Other Securities	6,141,214	2.4
			6,353,922	2.5

		Spain: 0.1%
23,512		Other Securities	156,055	0.1

		Sweden: 0.7%
180,625		Other Securities	1,730,176	0.7

COMMON STOCK: (continued)
		Switzerland: 3.8%
12,268	@	Dufry Group	$1,982,104	0.8
1,549	@	Forbo Holding AG	1,214,616	0.5
59,107	@	Gategroup Holding AG	1,550,390	0.6
87,619		Other Securities	4,785,469	1.9
			9,532,579	3.8

		Taiwan: 1.3%
4,722,270		Other Securities	3,306,784	1.3

		Thailand: 0.7%
1,274,500		Thanachart Capital PCL	1,415,868	0.6
399,900		Other Securities	289,562	0.1
			1,705,430	0.7

		Turkey: 0.1%
357,891		Other Securities(a)	266,801	0.1

		United Kingdom: 16.8%
62,178		Babcock International Group	1,271,490	0.5
546,420		Booker Group PLC	1,316,085	0.5
380,454		Direct Line Insurance Group PLC	1,372,555	0.6
102,188		Domino’s Pizza Group PLC	958,330	0.4
734,199	@	EnQuest PLC	1,569,703	0.6
772,351		Hansteen Holdings PLC	1,280,623	0.5
594,488		Hays PLC	1,186,544	0.5
513,154		Home Retail Group	1,637,240	0.7
126,535		IG Group Holdings PLC	1,243,596	0.5
234,221		Interserve PLC	2,308,624	0.9
78,788		Keller Group PLC	1,327,724	0.5
56,040		Kier Group PLC	1,625,481	0.7
196,563		Mears Group PLC	1,349,113	0.5
127,091		Mondi PLC	2,269,348	0.9
263,275	@	Mothercare PLC	1,613,399	0.6
152,827		Savills PLC	1,592,790	0.6
7,312,604		Other Securities	18,394,574	7.3
			42,317,219	16.8

		United States: 0.0%
9,189		Other Securities	99,877	0.0

		Total Common Stock
		(Cost $215,530,447)	247,770,669	98.4

ASSET MANAGEMENT: 0.0%
		Singapore: 0.0%
504,000		Other Securities	64,106	0.0

		Total Asset Management
		(Cost $69,585)	64,106	0.0

		Total Long-Term Investments
		(Cost $215,600,032)	247,834,775	98.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc(1): 1.0%
475,534	BNP Paribas Bank, Repurchase Agreement dated 10/31/13, 0.09%, due 11/01/13 (Repurchase Amount $475,535, collateralized by various U.S. Government Securities, 0.250%–3.125%, Market Value plus accrued interest $485,045, due 02/28/14–02/15/43)	$475,534	0.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%–7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14–10/01/43)	1,000,000	0.4
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 10/31/13, 0.12%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 2.000%–7.000%, Market Value plus accrued interest $1,020,000, due 07/01/25–11/01/47)	1,000,000	0.4
		2,475,534	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
3,685,233	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $3,685,233)	$3,685,233	1.4

	Total Short-Term Investments
	(Cost $6,160,767)	6,160,767	2.4

	Total Investments in Securities (Cost $221,760,799)	253,995,542	100.8

	Liabilities in Excess of Other Assets	$(2,047,378)	(0.8)
	Net Assets	$251,948,164	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $223,605,326.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$44,434,547
Gross Unrealized Depreciation	(14,044,331)
Net Unrealized Appreciation	$30,390,216

Sector Diversification	Percentage of Net Assets
Industrials	28.4%
Financials	16.5
Consumer Discretionary	15.4
Information Technology	11.3
Materials	9.5
Energy	6.6
Health Care	5.8
Consumer Staples	4.0
Utilities	0.6
Telecommunication Services	0.3
Telecommunications	0.0
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$31,202	$8,548,318	$—	$8,579,520
Austria	—	2,826,300	—	2,826,300
Belgium	3,301,428	1,225,844	—	4,527,272
Brazil	1,550,019	—	—	1,550,019
Canada	13,392,217	—	—	13,392,217
China	1,835,611	492,179	16,180	2,343,970
Colombia	129,002	—	—	129,002
Denmark	2,071,855	2,342,321	—	4,414,176
Finland	377,503	1,258,251	—	1,635,754
France	3,105,023	12,480,989	—	15,586,012
Germany	1,336,113	19,369,949	—	20,706,062
Greece	200,190	—	—	200,190
Hong Kong	277,556	4,686,877	62,906	5,027,339
India	420,916	1,374,768	2,836	1,798,520
Indonesia	24,380	700,220	—	724,600
Ireland	553,285	—	—	553,285
Israel	24,896	36,628	—	61,524
Italy	263,087	9,998,033	—	10,261,120
Japan	373,565	71,672,304	—	72,045,869
Liechtenstein	110,407	—	—	110,407
Luxembourg	2,178,148	—	—	2,178,148
Malaysia	17,211	1,147,491	—	1,164,702
Mexico	2,015,237	—	—	2,015,237
Netherlands	121,827	1,735,299	—	1,857,126
New Zealand	—	30,993	—	30,993
Norway	1,854,688	2,223,278	—	4,077,966
Pakistan	302,628	—	—	302,628
Philippines	—	102,649	—	102,649
Poland	195,534	653,113	—	848,647
Portugal	—	631,970	—	631,970
Russia	36,307	—	—	36,307
Singapore	7,937	1,702,923	—	1,710,860
South Africa	290,062	581,373	—	871,435
South Korea	1,445,154	4,696,060	212,708	6,353,922
Spain	—	156,055	—	156,055
Sweden	385,296	1,344,880	—	1,730,176
Switzerland	1,954,775	7,577,804	—	9,532,579
Taiwan	760,763	2,546,021	—	3,306,784
Thailand	—	1,705,430	—	1,705,430
Turkey	—	266,801	—	266,801
United Kingdom	10,115,322	32,201,897	—	42,317,219
United States	99,877	—	—	99,877
Total Common Stock	51,159,021	196,317,018	294,630	247,770,669
Short-Term Investments	3,685,233	2,475,534	—	6,160,767
Asset Management	64,106	—	—	64,106
Total Investments, at fair value	$54,908,360	$198,792,552	$294,630	$253,995,542

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(99,015)
Total	$(99,015)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013

ING INTERNATIONAL VALUE EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Australia: 1.4%
119,499		Macquarie Group Ltd.	$5,747,874	1.4

		Belgium: 1.1%
83,387		KBC Groep NV	4,543,066	1.1

		China: 0.0%
12,100,000	@, X	China Hongxing Sports Ltd.	70,012	0.0

		Denmark: 1.6%
283,678	@	Danske Bank A/S	6,628,363	1.6

		Finland: 1.0%
183,067		Fortum OYJ	4,083,686	1.0

		France: 12.1%
301,852		AXA S.A.	7,520,804	1.8
47,729		Casino Guichard Perrachon S.A.	5,364,995	1.3
384,347		France Telecom S.A.	5,283,285	1.3
23,642		Kering	5,358,025	1.3
58,604		Renault S.A.	5,113,234	1.2
68,801		Sanofi	7,335,811	1.7
323,597		Suez Environnement S.A.	5,642,677	1.3
102,864		Total S.A.	6,311,035	1.5
26,935		Other Securities	2,821,147	0.7
			50,751,013	12.1

		Germany: 9.7%
69,501		BASF AG	7,215,246	1.7
60,143		Bayer AG	7,460,905	1.8
35,722		Bayerische Motoren Werke AG	4,042,979	1.0
136,934		Deutsche Post AG	4,624,469	1.1
343,457		Deutsche Telekom AG	5,397,352	1.3
76,480		Siemens AG	9,773,590	2.3
175,094		Other Securities	2,239,399	0.5
			40,753,940	9.7

		Hong Kong: 2.9%
1,085,600		AIA Group Ltd.	5,512,496	1.3
6,582,000	@, X	Chaoda Modern Agriculture Holdings Ltd.	756,930	0.2
1,238,500		Other Securities	5,972,812	1.4
			12,242,238	2.9

		Italy: 3.5%
976,468		Enel S.p.A.	4,308,125	1.0
165,622		ENI S.p.A.	4,204,653	1.0
840,661		UniCredit SpA	6,310,525	1.5
			14,823,303	3.5

		Japan: 21.6%
415,000		Ajinomoto Co., Inc.	5,807,108	1.4
55,500		East Japan Railway Co.	4,821,324	1.1
931,888		Hitachi Ltd.	6,518,657	1.6

COMMON STOCK: (continued)
		Japan: (continued)
194,200		Hoya Corp.	$4,656,794	1.1
158,600		Japan Tobacco, Inc.	5,738,732	1.4
272,900		Mitsubishi Corp.	5,521,059	1.3
2,503,600		Mizuho Financial Group, Inc.	5,255,215	1.3
112,900		Omron Corp.	4,308,402	1.0
159,300		Sumitomo Mitsui Financial Group, Inc.	7,699,908	1.8
133,300		Tokio Marine Holdings, Inc.	4,370,169	1.0
109,100		Toyota Motor Corp.	7,073,847	1.7
2,009,000		Other Securities	28,804,640	6.9
			90,575,855	21.6

		Netherlands: 8.2%
70,898		Koninklijke DSM NV	5,359,384	1.3
188,028		Koninklijke Philips NV	6,645,071	1.6
200,949		Reed Elsevier NV	4,040,014	1.0
379,570		Royal Dutch Shell PLC — Class A	12,641,610	3.0
172,282		Other Securities(a)	5,642,663	1.3
			34,328,742	8.2

		New Zealand: 0.9%
1,961,121		Other Securities	3,805,470	0.9

		Norway: 1.5%
272,190		Statoil ASA	6,440,345	1.5

		Singapore: 0.9%
1,198,100		Other Securities	3,638,369	0.9

		Spain: 4.2%
603,736		Banco Bilbao Vizcaya Argentaria S.A.	7,055,846	1.7
1,457,480		Other Securities	10,749,258	2.5
			17,805,104	4.2

		Sweden: 1.5%
361,850		Other Securities	6,337,925	1.5

		Switzerland: 10.6%
174,156		Credit Suisse Group	5,417,639	1.3
121,324		Nestle S.A.	8,757,647	2.1
139,865		Novartis AG	10,856,683	2.6
40,968		Roche Holding AG — Genusschein	11,329,103	2.7
19,061		Zurich Insurance Group AG	5,267,001	1.2
38,765		Other Securities	2,858,677	0.7
			44,486,750	10.6

		United Kingdom: 15.0%
226,044		BHP Billiton PLC	6,975,431	1.7
140,903		British American Tobacco PLC	7,773,999	1.9
393,740	@	CNH Industrial NV	4,656,387	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING INTERNATIONAL VALUE EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: (continued)
362,200		HSBC Holdings PLC	$3,970,229	1.0
1,421,474		Legal & General Group PLC	4,926,600	1.2
623,191		Rexam PLC	5,189,411	1.2
113,880		Schroders PLC	4,700,134	1.1
968,709		Tesco PLC	5,650,660	1.3
1,523,437	@	Vodafone Group PLC	5,580,029	1.3
3,776,053		Other Securities	13,522,144	3.2
			62,945,024	15.0

		United States: 1.5%
173,800		Other Securities	6,405,812	1.5
		Total Common Stock
		(Cost $338,124,682)	416,412,891	99.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.5%
		Securities Lending Collateralcc(1): 0.4%
583,556		Barclays Bank PLC, Repurchase Agreement dated 10/31/13, 0.08%, due 11/01/13 (Repurchase Amount $583,557, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $595,227, due 11/15/13–08/15/43)	583,556	0.2
1,000,000		Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%–7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14–10/01/43)	1,000,000	0.2
			1,583,556	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
593,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $593,000)	$593,000	0.1

		Total Short-Term Investments
		(Cost $2,176,556)	2,176,556	0.5

		Total Investments in Securities (Cost $340,301,238)	$418,589,447	99.7
		Assets in Excess of Other Liabilities	1,135,040	0.3
		Net Assets	$419,724,487	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $343,614,988.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$84,134,024
Gross Unrealized Depreciation	(9,159,565)
Net Unrealized Appreciation	$74,974,459

Sector Diversification	Percentage of Net Assets
Financials	25.5%
Industrials	11.5
Health Care	10.2
Consumer Discretionary	10.1
Consumer Staples	9.6
Energy	9.2
Materials	7.8
Telecommunication Services	5.7
Utilities	5.0
Information Technology	4.6
Short-Term Investments	0.5
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING INTERNATIONAL VALUE EQUITY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$5,747,874	$—	$5,747,874
Belgium	—	4,543,066	—	4,543,066
China	—	—	70,012	70,012
Denmark	—	6,628,363	—	6,628,363
Finland	—	4,083,686	—	4,083,686
France	—	50,751,013	—	50,751,013
Germany	—	40,753,940	—	40,753,940
Hong Kong	—	11,485,308	756,930	12,242,238
Italy	—	14,823,303	—	14,823,303
Japan	—	90,575,855	—	90,575,855
Netherlands	1,840,768	32,487,974	—	34,328,742
New Zealand	—	3,805,470	—	3,805,470
Norway	—	6,440,345	—	6,440,345
Singapore	—	3,638,369	—	3,638,369
Spain	—	17,805,104	—	17,805,104
Sweden	—	6,337,925	—	6,337,925
Switzerland	—	44,486,750	—	44,486,750
United Kingdom	4,656,387	58,288,637	—	62,945,024
United States	6,405,812	—	—	6,405,812
Total Common Stock	12,902,967	402,682,982	826,942	416,412,891
Short-Term Investments	593,000	1,583,556	—	2,176,556
Total Investments, at fair value	$13,495,967	$404,266,538	$826,942	$418,589,447

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013

ING RUSSIA FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%
		Consumer Staples: 12.2%
65,060		Magnit OAO	$17,516,930	9.2
20,940		Magnit OJSC	5,637,942	3.0
			23,154,872	12.2

		Energy: 45.6%
3,400		AK Transneft OAO	8,701,788	4.6
40,000		Eurasia Drilling Co. Ltd. GDR	1,692,828	0.9
3,550,000		Gazprom OAO	16,648,712	8.7
341,000		Lukoil OAO ADR	22,333,408	11.7
70,700		NovaTek OAO GDR	9,914,277	5.2
90,000		Gazprom Neft JSC ADR	2,027,380	1.1
895,000		Rosneft Oil Co. GDR	7,061,334	3.7
61,000		Surgutneftegas OJSC ADR	537,808	0.3
11,700,000		Surgutneftegas OJSC	8,703,181	4.6
470,000		Tatneft	1,733,125	0.9
183,000		Tatneft ADR	7,517,267	3.9
			86,871,108	45.6

		Financials: 15.9%
244,843		Halyk Savings Bank of Kazakhstan JSC GDR	1,999,313	1.0
497,000		LSR Group GDR	2,045,516	1.1
5,300,000		Sberbank	16,996,341	8.9
170,000		Sberbank of Russia ADR	2,170,900	1.2
32,951	#, @	TCS Group Holding PLC GDR	564,945	0.3
825,673,016		VTB Bank OJSC	1,143,095	0.6
1,910,000		VTB Bank OJSC GDR	5,292,025	2.8
			30,212,135	15.9

		Health Care: 0.8%
125,000		MD Medical Group Investments PLC GDR	1,500,000	0.8

		Information Technology: 2.5%
75,000		Mail.ru Group Ltd. GDR	2,766,000	1.5
54,000	@	Yandex NV	1,990,440	1.0
			4,756,440	2.5

		Materials: 7.1%
1,000,000		Alrosa AO	1,125,324	0.6
175,000		MMC Norilsk Nickel ADR	2,643,494	1.4
27,700		MMC Norilsk Nickel	4,195,553	2.2
410,000	L	Severstal OAO GDR	3,571,416	1.8
78,200		Uralkali GDR	2,086,695	1.1
			13,622,482	7.1

COMMON STOCK: (continued)
		Telecommunication Services: 12.1%
1,710,000		JSFC Sistema	$1,907,562	1.0
95,000	#	KCell JSC GDR	1,643,500	0.9
225,000		MegaFon OAO GDR	8,163,071	4.3
112,100		Mobile Telesystems OJSC	1,187,577	0.6
118,900		Mobile Telesystems OJSC	1,259,616	0.7
286,000		Mobile Telesystems OJSC ADR	6,520,800	3.4
88,500		Sistema JSFC GDR	2,367,892	1.2
			23,050,018	12.1

		Total Common Stock
		(Cost $115,911,670)	183,167,055	96.2

PREFERRED STOCK: 1.8%
		Financials: 1.8%
1,360,000		Sberbank of Russia	3,525,625	1.8

		Total Preferred Stock
		(Cost $3,017,724)	3,525,625	1.8

		Total Long-Term Investments
		(Cost $118,929,394)	186,692,680	98.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc(1): 1.1%
29,958	Barclays Bank PLC, Repurchase Agreement dated 10/31/13, 0.08%, due 11/01/13 (Repurchase Amount $29,958, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $30,557, due 11/15/13–08/15/43)	29,958	0.0
1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%–7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14–10/01/43)	1,000,000	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2013 (CONTINUED)

ING RUSSIA FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 3.000%–3.500%, Market Value plus accrued interest $1,020,000, due 09/20/42–05/20/43)	$1,000,000	0.6
		2,029,958	1.1

	Total Short-Term Investments
	(Cost $2,029,958)	2,029,958	1.1

	Total Investments in Securities (Cost $120,959,352)	$188,722,638	99.1
	Assets in Excess of Other Liabilities	1,672,371	0.9
	Net Assets	$190,395,009	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $128,334,191.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$75,033,829
Gross Unrealized Depreciation	(14,645,382)
Net Unrealized Appreciation	$60,388,447

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$23,154,872	$—	$23,154,872
Energy	—	86,871,108	—	86,871,108
Financials	2,735,845	27,476,290	—	30,212,135
Health Care	1,500,000	—	—	1,500,000
Information Technology	4,756,440	—	—	4,756,440
Materials	—	13,622,482	—	13,622,482
Telecommunication Services	8,164,300	14,885,718	—	23,050,018
Total Common Stock	17,156,585	166,010,470	—	183,167,055
Preferred Stock	—	3,525,625	—	3,525,625
Short-Term Investments	—	2,029,958	—	2,029,958
Total Investments, at fair value	$17,156,585	$171,566,053	$—	$188,722,638

(1)	For the year ended October 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2013, securities valued at $29,601,171 and $1,888,010 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended October 31, 2013 were as follows:

Fund Name	Type	Per Share Amount
ING Diversified Emerging Markets Debt Fund
Class A	NII	$0.0846
Class C	NII	$0.0734
Class I	NII	$0.0897
Class W	NII	$0.0883
ING Diversified International Fund
Class A	NII	$0.2016
Class B	NII	$0.1297
Class C	NII	$0.1235
Class I	NII	$0.2248
Class O	NII	$0.2110
Class R	NII	$0.1920
Class W	NII	$0.2201
ING Global Bond Fund
Class A	NII	$0.0595
Class B	NII	$0.0374
Class C	NII	$0.0379
Class I	NII	$0.0681
Class O	NII	$0.0597
Class R	NII	$0.0523
Class W	NII	$0.0669
Class A	ROC	$0.3824
Class B	ROC	$0.3199
Class C	ROC	$0.3196
Class I	ROC	$0.4040
Class O	ROC	$0.3825
Class R	ROC	$0.3622
Class R6*	ROC	$0.1530
Class W	ROC	$0.4045
ING International Small Cap Fund
Class A	NII	$0.6353
Class B	NII	$0.3641
Class C	NII	$0.4502
Class I	NII	$0.8025
Class O	NII	$0.6880
Class W	NII	$0.7579
ING International Value Equity Fund
Class A	NII	$0.6647
Class B	NII	$0.3387
Class C	NII	$0.3678
Class I	NII	$0.7521
Class W	NII	$0.7916
ING Russia Fund
Class A	NII	$0.2301
Class I	NII	$0.2636
Class W	NII	$0.3796

NII — Net investment income

ROC — Return of capital

*	Commenced operations May 31, 2013.

Of the ordinary distributions made during the year ended October 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Diversified International	0.99%
International Value Equity	23.75%
Russia	2.02%

For the year ended October 31, 2013, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Diversified International	100.00%
International Small Cap	100.00%
International Value Equity	100.00%
Russia	88.43%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentage of net investment income distributions as interest-related dividends:

Global Bond	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Diversified International	$145,000	$0.0176	88.11%
International Small Cap	$399,835	$0.0771	74.20%
International Value Equity	$385,986	$0.0282	98.28%
Russia	$783,217	$0.1432	100.00%

*	None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Mutual Funds Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to ING Russia Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

5	To approve a bifurcated advisory fee structure with respect to ING Diversified International Fund.

6	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to ING Diversified International Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

7	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

8	To approve a manager-of-managers policy with respect to ING Russia Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Diversified Emerging Markets Debt Fund	1*	100,882.774	0.000	0.000	0.000	100,882.774
	2*	100,882.774	0.000	0.000	0.000	100,882.774
	9*	100,882.774	0.000	0.000	0.000	100,882.774

* Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Diversified International Fund	1**	2,647,893.400	145,094.128	116,316.931	1,634,800.440	4,544,104.899
	5**	2,567,657.069	204,373.130	137,274.011	1,634,800.689	4,544,104.899
	6**	2,634,695.846	154,361.905	120,246.208	1,634,800.940	4,544,104.899
	9**	2,563,542.570	235,056.701	110,704.938	1,634,800.690	4,544,104.899

** Proposals deferred; adjourned to June 13, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Bond Fund	1*	40,227,285.007	502,872.838	627,484.42	6,609,478.303	47,967,120.566
	2*	40,106,585.860	613,480.523	637,575.630	6,609,478.553	47,967,120.566
	9*	39,681,321.104	972,981.430	703,339.979	6,609,478.053	47,967,120.566

* Proposals passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Small Cap Fund	1*	2,754,457.345	51,438.492	60,020.002	769,040.442	3,634,956.281
	9*	2,706,280.313	100,384.627	59,251.399	769,039.942	3,634,956.281

* Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Equity Fund	1**	1,508,400.263	95,407.552	122,167.990	777,483.742	2,503,459.547
	2**	1,488,689.467	110,809.135	126,477.203	777,483.742	2,503,459.547
	9**	1,419,908.242	179,428.267	126,639.046	777,483.992	2,503,459.547

** Proposals deferred; adjourned to June 13, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Russia Fund	1**	2,131,459.869	144,964.908	73,106.312	1,942,421.692	4,291,952.781
	3**	2,118,545.283	152,481.690	78,504.116	1,942,421.692	4,291,952.781
	7**	2,110,126.012	156,104.053	83,300.774	1,942,421.942	4,291,952.781
	8**	1,743,700.949	519,372.223	86,457.667	1,942,421.942	4,291,952.781
	9**	1,742,669.126	524,601.420	82,260.293	1,942,421.942	4,291,952.781

** Proposals deferred; adjourned to June 13, 2013

ING Mutual Funds

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4***	369,145,269.643	7,159,555.018	0.000	0.000	376,304,824.661
John V. Boyer	4***	369,225,394.696	7,079,429.965	0.000	0.000	376,304,824.661
Patricia W. Chadwick	4***	369,201,836.668	7,102,987.993	0.000	0.000	376,304,824.661
Albert E. DePrince, Jr.	4***	369,101,151.337	7,203,673.324	0.000	0.000	376,304,824.661
Peter S. Drotch	4***	369,082,028.713	7,222,795.948	0.000	0.000	376,304,824.661
J. Michael Earley	4***	369,209,814.211	7,095,010.450	0.000	0.000	376,304,824.661
Martin J. Gavin****	4***	369,158,217.819	7,146,606.842	0.000	0.000	376,304,824.661
Russell H. Jones	4***	369,212,001.484	7,092,823.177	0.000	0.000	376,304,824.661
Patrick W. Kenny	4***	369,193,742.131	7,111,082.530	0.000	0.000	376,304,824.661
Shaun P. Mathews	4***	369,237,276.900	7,067,547.761	0.000	0.000	376,304,824.661
Joseph E. Obermeyer	4***	369,164,809.983	7,140,014.678	0.000	0.000	376,304,824.661
Sheryl K. Pressler	4***	369,157,841.308	7,146,983.353	0.000	0.000	376,304,824.661
Roger B. Vincent	4***	369,164,261.778	7,140,562.883	0.000	0.000	376,304,824.661

*** Proposal passed

**** Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of the ING Mutual Funds Registrant was held June 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to ING Russia Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To approve a bifurcated advisory fee structure with respect to ING Diversified International Fund.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

6	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to ING Diversified International Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

7	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

8	To approve a manager-of-managers policy with respect to ING Russia Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Diversified International Fund	1*	3,209,470.164	154,052.216	187,096.249	1,493,391.669	5,044,010.298
	5*	3,101,700.210	221,254.730	227,663.188	1,493,392.170	5,044,010.298
	6*	3,177,573.812	163,607.680	209,436.886	1,493,391.920	5,044,010.298
	9*	3,088,598.045	275,472.859	186,547.474	1,493,391.920	5,044,010.298

* Proposals deferred; adjourned to July 30, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Equity Fund	1*	1,950,541.603	118,598.716	126,812.394	710,503.383	2,906,456.096
	2*	1,930,397.159	134,087.947	131,567.607	710,503.383	2,906,556.096
	9*	1,854,091.725	207,892.581	133,968.157	710,503.633	2,906,456.096

* Proposals deferred; adjourned to July 30, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Russia Fund	1*	2,448,390.639	171,111.505	122,208.138	1,753,234.750	4,494,945.032
	3*	2,432,467.699	181,270.289	127,972.294	1,753,234.750	4,494,945.032
	7*	2,418,059.445	186,915.965	136,734.622	1,753,235.000	4,494,945.032
	8*	2,095,738.350	517,002.780	128,968.902	1,753,235.000	4,494,945.032
	9*	2,091,884.656	524,041.853	125,783.523	1,753,235.000	4,494,945.032

* Proposals deferred; adjourned to July 30, 2013

A special meeting of shareholders of the ING Mutual Funds Registrant was held July 30 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to ING Russia Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To approve a bifurcated advisory fee structure with respect to ING Diversified International Fund.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

6	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to ING Diversified International Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

7	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

8	To approve a manager-of-managers policy with respect to ING Russia Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Diversified International Fund	1*	3,807,425.815	196,374.081	221,404.155	1,304,912.931	5,530,116.982
	5*	3,695,208.940	248,219.970	281,774.641	1,304,913.431	5,530,116.982
	6*	3,786,737.131	191,064.897	247,401.523	1,304,913.431	5,530,116.982
	9*	3,657,374.659	349,245.514	218,583.628	1,304,913.181	5,530,116.982

* Proposals deferred; adjourned to October 1, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Equity Fund	1**	2,254,022.990	148,394.099	140,818.765	608,484.183	3,151,720.037
	2**	2,229,940.337	166,681.622	146,613.895	608,484.183	3,151,720.037
	9**	2,157,238.273	236,236.922	149,760.409	608,484.433	3,151,720.037

** Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Russia Fund	1*	2,819,735.025	187,265.807	154,734.817	1,564,479.531	4,726,215.180
	3*	2,805,213.998	196,160.459	160,361.192	1,564,479.531	4,726,215.180
	7*	2,786,724.862	204,750.311	170,260.226	1,564,479.781	4,726,215.180
	8*	2,559,801.327	441,238.075	160,695.997	1,564,479.781	4,726,215.180
	9*	2,551,716.123	452,443.495	157,575.781	1,564,479.781	4,726,215.180

* Proposals deferred; adjourned to October 1, 2013

A special meeting of shareholders of the ING Mutual Funds Registrant was held October 1, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to ING Russia Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To approve a bifurcated advisory fee structure with respect to ING Diversified International Fund.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

6	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to ING Diversified International Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

7	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

8	To approve a manager-of-managers policy with respect to ING Russia Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Diversified International Fund	1*	3,961,477.226	203,506.394	236,314.699	1,243,205.190	5,644,503.509
	5*	3,851,578.118	256,093.722	293,625.729	1,243,205.940	5,644,503.509
	6*	3,925,351.996	219,109.154	256,836.170	1,243,206.189	5,644,503.509
	9*	3,791,931.659	381,705.043	227,661.117	1,243,205.690	5,644,503.509

* Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Russia Fund	1*	3,580,777.153	264,569.847	168,608.311	1,279,965.673	5,293,920.984
	3*	3,568,451.293	274,555.768	170,948.750	1,279,965.173	5,293,920.984
	7*	3,548,593.490	283,847.610	181,514.461	1,279,965.423	5,293,920.984
	8**	3,306,745.106	532,485.574	174,724.631	1,279,965.673	5,293,920.984
	9**	3,295,324.047	545,541.117	173,089.897	1,279,965.923	5,293,920.984

*	Proposals passed

**	Proposals deferred; adjourned to November 13, 2013

A special meeting of shareholders of the ING Mutual Funds Registrant was held November 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

8	To approve a manager-of-managers policy with respect to ING Russia Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Russia Fund	8*	3,577,277.184	535,702.168	184,471.082	1,149,289.432	5,446,739.866
	9*	3,566,147.312	548,223.445	183,079.677	1,149,289.432	5,446,739.866

*	Proposals passed

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	172	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	172	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	172	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present) and various positions with Academy of Economics and Finance (2003–2012).	172	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007–Present	Retired.	172	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	172	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013–Present	Retired. Director, Hill–Stead Museum (non-profit) (2008–Present).	172	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995–2005).

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	172	Assured Guaranty Ltd. (April 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	172	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006–Present	Consultant (May 2001–Present).	172	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Chairperson/Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	172	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	172
ING Capital Corporation, LLC (December 2005–Present) and ING Investments Distributor, LLC (December 2005–Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of November 30, 2013.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	May 1999–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 1999–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACTS

ING Diversified International Fund

ING Diversified International Fund (“Diversified International Fund”) has been managed by the Asset Allocation Committee of ING Investment Management Co. LLC (“ING IM”), which has served as consultant to Diversified International Fund since its inception in December 2005. At a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Directors/Trustees, determined to: (1) appoint ING IM as sub-adviser to Diversified International Fund; and (2) approve the Proposed Sub-Advisory Agreement with ING IM under which it would serve as sub-adviser to Diversified International Fund.

In determining whether to approve the Proposed Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Sub-Advisory Agreement should be approved for Diversified International Fund. The materials provided to the Board to inform its consideration of whether to approve the Proposed Sub-Advisory Agreement with ING IM included: (1) memoranda and related materials provided to the Board in advance of its January 10, 2013 meeting, discussing management’s rationale for recommending that ING IM serve as sub-adviser to Diversified International Fund to align Diversified International Fund’s advisory arrangements with the standard adviser/sub-adviser management structure that is in place with other funds in the ING Fund Complex; (2) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including the form of the Proposed Sub-Advisory Agreement with ING IM; and (4) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as sub-adviser to Diversified International Fund, the Board, including a majority of the Independent Directors/Trustees, considered a number of factors, including, but not limited to, the following: (1) the view of ING Investments, LLC (the “Adviser,” “ING Investments” or “IIL”) with respect to the reputation of ING IM as a manager to similar funds and as consultant to Diversified International Fund; (2) ING IM’s strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Proposed Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) that the portfolio management team for Diversified International Fund would not change; (6) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as Diversified International Fund’s sub-adviser; (7) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (8) the sub-advisory fee rate payable by IIL to ING IM; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (10) the appropriateness of the selection of ING IM in light of Diversified International Fund’s investment objective and investor base; and (11) ING IM’s Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

In determining to approve the Proposed Sub-Advisory Agreement with ING IM, the Board considered the same factors and reached the same conclusions, as applicable.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to Diversified International Fund under the Proposed Sub-Advisory Agreement with ING IM; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from Diversified International Fund’s Chief Compliance Officer whether ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement for Diversified International Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Small Cap Fund

ING International Small Cap Fund (“Intl SC Fund”) has been sub-advised by Acadian Asset Management LLC (“Acadian”) since March of 2005 and by Schroder Investment Management North America Inc. (“Schroder”) since December of 2007. At a meeting of the Board held on March 7, 2013, the Board, including a majority of the Independent Trustees, determined to: (1) terminate Schroder as sub-adviser to Intl SC Fund effective at the close of business on April 14, 2013; (2) appoint Wellington Management Company, LLP (“Wellington”) as sub-adviser to Intl SC Fund; and (3) approve a new sub-advisory agreement (the “Sub-

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Advisory Agreement”) with Wellington under which Wellington would serve as an additional sub-adviser to Intl SC Fund along with Acadian.

In determining whether to approve the Sub-Advisory Agreement with Wellington with respect to the Intl SC Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreement should be approved for the Intl SC Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreement included the following: (1) Wellington’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its March 6, 2013 meeting; (2) memoranda and related materials provided to the Board in advance of its March 7, 2013 meeting discussing: (a) management’s rationale for concluding that appointing Wellington as a sub-adviser to the Intl SC Fund Portfolio would provide a superior solution for shareholders of the Intl SC Fund, (b) the performance of Wellington in managing its international small cap strategy, which is managed in an investment style that is similar to its proposed management of the Intl SC Fund (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) Wellington’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Intl SC Fund that provided information about the performance and projected net expense ratio of the Intl SC Fund as compared with a representative group of variable products mutual funds with similar investment programs to the investment program of the Intl SC Fund as modified in connection with the appointment of Wellington, selected based upon and the performance of the Intl SC Fund’s proposed Selected Peer Group; (4) Wellington’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage Wellington, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) DSL’s view with respect to the reputation of Wellington in managing the investment strategy proposed for Intl SC Fund; (2) the strength and reputation of Wellington in the industry; (3) the nature and quality of the services to be provided by of Wellington under the Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Wellington and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided by Wellington; (6) the sub-advisory fee rates payable by ING Investments to Wellington; (7) Wellington’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (8) the appropriateness of the selection of Wellington in light of Intl SC Fund’s investment objective and investor base; and (9) Wellington Code of Ethics, which had previously been approved by the Board, and related procedures for complying with those Codes.

After its deliberation, the Board reached the following conclusions: (1) Wellington should be appointed to serve as a sub-adviser to the Intl SC Fund under the Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by ING Investments to Wellington is reasonable in the context of all factors considered by the Board; and (3) Wellington maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Intl SC Fund’s Chief Compliance Officer that Wellington’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreement for the Intl SC Fund Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

ING Russia Fund (the “Russia Fund”) is currently sub-advised by ING Investment Management Advisors B.V. (“IIMA”). At a meeting of the Board held on January 10, 2013 the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING IM as an additional sub-adviser to ING Russia Fund (the “Russia Fund”); and (2) approve the proposed sub-advisory agreement with ING IM (the “Proposed ING IM Sub-Advisory Agreement ”) under which it would serve as sub-adviser to the Russia Fund.

In determining whether to approve the Proposed ING IM Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed ING IM Sub-Advisory Agreement should be approved for the Russia Fund. The materials provided to the Board to inform its consideration of whether to approve the Proposed ING IM Sub-Advisory Agreement with ING IM included: (1) memoranda and related materials provided to the Board in advance of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

its January 10, 2013 meeting discussing management’s rationale for recommending that ING IM serve as Sub-Adviser to the Russia Fund to secure additional resources for the Russia Fund, which may be used in managing the Russia Fund’s assets in the future: (2) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including the form of the Proposed ING IM Sub-Advisory Agreement with ING IM; and (4) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as a sub-adviser to the Russia Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view with respect to the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Proposed ING IM Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) that no IIMA Fund assets would be allocated to ING IM immediately upon its appointment, but that such assets could be allocated for ING IM’s management in the future; (6) that the portfolio management team for the Russia Fund would not change and the appointment of ING IM did not involve a modification to the resources currently devoted to the Russia Fund’ management or their investment philosophy or strategies; (7) the fairness of the compensation under the Proposed ING IM Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as sub-adviser to the Russia Fund; (8) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (9) the sub-advisory fee rate payable by ING Investments to ING IM; (10) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (11) the appropriateness of the selection of ING IM in light of the Russia Fund’s investment objective and investor base; and (12) ING IM’s Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a Sub-Adviser to the Russia Fund under the Proposed ING IM Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from the Trust’s CCO whether ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Proposed ING IM Sub-Advisory Agreement for the Russia Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Funds, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, sub-adviser to certain Funds, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Funds, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Funds, will be renamed Voya Funds Services, LLC. The Funds as well as the Registrant that the Funds are organized under will also be renamed.

The new Registrant and Fund names will be as follows:

Current Registrant Name/ Current Fund Name	New Registrant Name/ New Fund Name, effective May 1, 2014
ING Mutual Funds	Voya Mutual Funds
ING Diversified Emerging Markets Debt Fund	Voya Diversified Emerging Markets Debt Fund
ING Diversified International Fund	Voya Diversified International Fund
ING Global Bond Fund	Voya Global Bond Fund
ING Global Perspectives Fund	Voya Global Perspectives Fund
ING International Small Cap Fund	Voya Multi-Manager International Small Cap Fund
ING International Value Equity Fund	Voya International Value Equity Fund
ING Russia Fund	Voya Russia Fund

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UINTDIF     (1013-121913)

Annual Report

October 31, 2013

Classes A, B, C, I, O, R and W

■ ING Emerging Markets Equity Dividend Fund

■ ING Emerging Markets Equity Fund

■ ING Global Equity Dividend Fund

■ ING Global Natural Resources Fund

■ ING Global Opportunities Fund

■ ING International Core Fund

■ ING Multi-Manager International Equity Fund (formerly, ING International Growth Fund)

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	19
Report of Independent Registered Public Accounting Firm	21
Statements of Assets and Liabilities	22
Statements of Operations	26
Statements of Changes in Net Assets	28
Financial Highlights	32
Notes to Financial Statements	35
Summary Portfolios of Investments	51
Tax Information	77
Shareholder Meeting Information	79
Trustee and Officer Information	85
Advisory Contract Approval Discussion	89
Additional Information	92

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Looking ahead with confidence

Dear Shareholder,

It seems that every few years some pundits claim that diversification is dead and that the United States is the only market worthy of investment for the foreseeable future. Generally, these pundits are proven wrong, as they were in the third quarter of 2013. Despite a summer filled with worries such as less economic stimulus from the Federal Reserve, potential war in the Middle East and rising interest rates, equity markets turned in strong performances, most notably the resurgent global markets. Meanwhile the dramatic comeback of global fixed income provided perhaps the biggest surprise of all.

The swift recovery of the international developed and emerging markets illustrates the need to remain well-diversified. Though it can be tempting to time diversification, in our view it is misguided to continuously tilt portfolios one way or the other in an effort to counter bouts of uncertainty. One should not play games with diversification; investing during uncertain times requires effective, disciplined strategy — broad global diversification that casts a net as far and wide as possible — to pursue reduced risk and increased return. If you are contemplating any changes to your investment portfolio, please make sure to discuss them thoroughly with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the ﬁrst to rebrand.(1) As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we will remain committed to delivering unmatched client service with a focus on sustainable long-term investment results.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 15, 2013

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)  Please see the "Additional Information" section regarding rebranding details on page 91.

1

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2013

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends ("the Index") surged 16.70%; however, there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks' ultra-loose monetary policy, which kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn't an issue. Such arguments would be tested in the months after April, but by the end of October the return for the whole fiscal year had improved to 27.77%. (The MSCI World IndexSM returned 25.77% for the one year ended October 31, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve's $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the "tapering" of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don't worry unduly.

Markets didn't buy it. Bond yields soared and by June 24 the Index had given back 8%. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time.

Soothed by these and later words of comfort in July, investors drove the Index to a high for the year on August 2, only to retreat 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East; however, it was only a pause. On September 18 the Federal Reserve was expected to announce the imminent tapering of its bond purchases. Perhaps investors were becoming reconciled to it, because by the time Chairman Bernanke started his address, Middle East tensions having eased, the Index was again at a new peak. It received another boost when he surprised the world by saying that purchases would be maintained at present levels.

The next jolt to investor sentiment was Congressional gridlock, which shut the government down and threatened a debt ceiling crisis of the type that hit markets so hard in 2011. A deal to postpone the day of reckoning for a few months was reached on October 16. Markets quickly regained their poise and the fiscal year ended with the Index fractionally off its high.

By then unemployment had edged down to 7.2%, albeit with sluggish job creation, the economy was growing at 2.5% and core inflation was tame at 1.7%. An unexciting picture no doubt, but it also meant that an early tapering of Federal Reserve bond purchases against a fraught political backdrop, was unlikely. This was enough, many commentators argued, to support stock prices...for now.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds fell 1.08% over the fiscal year, despite a late bounce,

as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to small positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 9.28%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.40%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 8.86%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 27.18%, barely off its October 29 record closing high. The consumer discretionary sector did best with a gain of 40.15%, followed by industrials 35.85%. The worst performers were the utilities sector at 9.51% and telecommunications at 12.66%. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last, given that the share of profits in national income was historically high?

In currencies the dollar fell 4.59% against the euro during the twelve months on better economic news from the euro zone. The dollar gained just 0.55% against the pound, which recovered from the loss of the U.K.'s Aaa credit rating, again on improving data. But the dollar soared 23.30% on the yen, almost all in the first half, due to the new Japanese government's aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded to the upside by 64.48% during the fiscal year. Encouragingly, gross domestic product ("GDP") grew at 3.8% annualized in the second quarter of 2013 after 4.1% in the first. Core consumer prices stopped falling year over year for the first time since 2008. The MSCI Europe ex UK® Index rose 26.47%, the euro zone finally recording a slim quarterly GDP growth rate of 0.3% after six straight quarterly declines. The closely watched composite purchasing managers' index registered expansion in July after 17 months of contraction. But there was still much to do, with unemployment at a record 12.2% and consumer price inflation ominously decelerating to 0.7%. The MSCI UK® Index added 20.70%, held back by lagging energy and materials sectors. GDP in the third quarter of 2013 registered an improved 0.8% growth rate and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI All Countries Golden Dragon IndexSM	A broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.
MSCI All Country World (ex-US) IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM

An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® ("MSCI EAFE") Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P North American Natural Resources Sector Index

An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

3

ING EMERGING MARKETS EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

ING Emerging Markets Equity Dividend Fund ("Emerging Markets Equity Dividend" or the "Fund") seeks total return through a combination of income, capital gains and capital appreciation. The Fund is managed by Robert Davis, Nicolas Simar, and Manu Vandenbulck, Portfolio Managers of ING Investment Management Advisors B.V. ("IIMA") — the Sub-Adviser.*

Performance: For the year ended October 31, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 6.93% compared to the MSCI Emerging Markets IndexSM ("MSCI EM IndexSM"), which returned 6.53% for the same period.

Portfolio Specifics: Emerging market ("EM") equities made good gains but lagged the largest developed markets during the reporting period. Emerging markets struggled with global liquidity expectations after the U.S. Federal Reserve Board (the "Fed") began to discuss the tapering of its quantitative easing activities. EM countries with current account deficits were most exposed and therefore the hardest hit. There was relief in September after the Fed delayed tapering, which helped EM equities finish the period on a positive note. EM Asia ended as the strongest region mainly driven by China, Taiwan and Korea. EM Europe was also stronger as good performances from Russia and Poland helped to offset a weak Turkey. EM Latin America lagged, as commodity headwinds and reform uncertainty weighed on sentiment.

Looking at Fund performance following the rebalancing, we note that relative return benefited from country allocation, which in our investment process is mainly determined by bottom-up considerations. Our underweights in Brazil, Turkey and Indonesia contributed to outperformance, as did overweights in Poland and Russia. Stock picking was positive in Taiwan, Indonesia, Brazil and Colombia but was offset by China, Russia and Korea. The Fund's cash position also detracted from relative results.

During the period we made changes when we identified better value opportunities. In Brazil we sold TIM Participações S.A., its share price inflated by merger speculation, and bought Telefónica, S.A., maintaining exposure to favorable telecoms trends at a more attractive valuation. Similarly, we sold Gamuda Berhad for IJM Corporation Berhad in Malaysia, Samsung Fire & Marine Insurance for Hyundai Marine & Fire Insurance Company in Korea and Brazilian steel maker Companhia Siderúrgica Nacional (CSN) for water utility Companhia de Saneamento Básico do Estado de São Paulo S.A. (Sabesp).

The Fund is underweight South Africa, consistent with our cautious macroeconomic view. We moved to a more neutral positioning in China after taking profits in financial stocks that had rallied strongly. The Fund has no exposure to Mexico, where valuations are too expensive in our view. A cautious information technology ("IT") positioning explains our underweights in South Korea and Taiwan. The Fund is overweight Russia because of improving dividend prospects and cheap valuations. The Fund has low exposure to consumer staples on valuation concerns and a lack of dividend opportunities. Utilities is a large overweight, combining yield and defensiveness but also serving as a proxy for positive consumer trends as demand for power and water increases as economies grow.

IT has been the strongest performing sector in EM; we now find what we believe to be better value and more sustainable dividend yields among industrials. We are neutrally weighted in financials, the largest sector at about 25% of the Fund, but with a skew towards commercial banks and away from real estate, which mainly consists of developers.

Current Strategy and Outlook: Our outlook for emerging market equities remains cautious. We believe the asset class faces a number of headwinds; most notably the gradual slowdown of China's economic growth and a less favorable liquidity environment as U.S. dollar availability shrinks. In recent years emerging markets have been major beneficiaries of strong global liquidity, which has facilitated a significant expansion in credit and consumption. Those that have benefited the most, e.g., Turkey, Indonesia, India and South Africa, face a difficult adjustment period. Nonetheless, we believe prospects remain good for companies that can steadily grow earnings and deliver a portion of this value to shareholders, and for so-called value companies that for various reasons the markets have overlooked.

Geographic Diversification
as of October 31, 2013
(as a percentage of net assets)

China	17.4%
South Korea	10.6%
Brazil	10.1%
Taiwan	9.4%
Russia	8.6%
South Africa	3.7%
Poland	3.6%
Malaysia	3.3%
Czech Republic	2.5%
Countries between 0.5%-2.4%^	20.6%
Assets in Excess of Other Liabilities*	10.2%
Net Assets	100.0%

^  Includes 13 countries, which each represents 0.5%-2.4% of net assets.

*  Includes Exchange-Traded Funds.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2013
(as a percentage of net assets)

iShares MSCI India	4.8%
China Resources Power Holdings Co.	1.9%
Gazprom OAO ADR	1.7%
Vale SA	1.7%
Itau Unibanco Holding S.A.	1.4%
Mobile Telesystems OJSC	1.3%
KB Financial Group, Inc.	1.3%
CTC Media, Inc.	1.3%
Bank Negara Indonesia Persero Tbk PT	1.3%
CEZ A/S	1.3%

Portfolio holdings are subject to change daily.

*  Prior to November 15, 2012, the Fund was managed by ING Investment Management Asia Pacific (Hong Kong) Limited. Effective November 15, 2012, the Fund's name, principal investment strategies, expense structure, and primary benchmark were changed. Effective November 15, 2012, IIMA began managing the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING EMERGING MARKETS EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	Since Inception of Class A December 21, 2005	Since Inception of Class B January 6, 2006	Since Inception of Class C January 11, 2006	Since Inception of Class I May 8, 2006	Since Inception of Class O June 4, 2008	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	0.76%	12.46%	8.28%	—	—	—	—	—
Class B(2)	1.08%	12.68%	—	7.53%	—	—	—	—
Class C(3)	5.10%	12.93%	—	—	7.46%	—	—	—
Class I	7.30%	14.20%	—	—	—	6.35%	—	—
Class O	6.93%	13.75%	—	—	—	—	0.87%	—
Class W	7.19%	—	—	—	—	—	—	1.44%
Excluding Sales Charge:
Class A	6.93%	13.79%	9.10%	—	—	—	—	—
Class B	6.08%	12.92%	—	7.53%	—	—	—	—
Class C	6.10%	12.93%	—	—	7.46%	—	—	—
Class I	7.30%	14.20%	—	—	—	6.35%	—	—
Class O	6.93%	13.75%	—	—	—	—	0.87%	—
Class W	7.19%	—	—	—	—	—	—	1.44%
MSCI EM IndexSM	6.53%	15.39%	7.65%	6.81%	6.66%	4.63%	0.13%	2.29%
MSCI All Countries Golden Dragon IndexSM	12.89%	15.95%	8.70%	8.12%	7.96%	6.18%	2.04%	6.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Markets Equity Dividend Fund against the indices indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Performance prior to November 15, 2012 was attributable to a different sub-adviser.

On November 15, 2012, the Fund changed its primary benchmark from the MSCI All Countries Golden Dragon IndexSM to the MSCI EM IndexSM because the MSCI EM IndexSM is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

5

ING EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGERS' REPORT

ING Emerging Markets Equity Fund ("Emerging Markets Equity" or the "Fund") seeks long-term capital appreciation. The Fund's assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Delaware Management Company ("Delaware") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each manages a portion ("Sleeve") of the Fund's assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr. and Anuj Arora of the Sleeve that is managed by J.P. Morgan, and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.

Performance: For the year ended October 31, 2013, the Fund's Class I shares, provided a total return of 11.29%, compared to the MSCI Emerging Markets IndexSM ("MSCI EM IndexSM"), which returned 6.53% for the same period.

Portfolio Specifics: JPMorgan Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 97 basis points (0.97%). From a country perspective, stock selection in China, Russia and India, where the Sleeve maintained overweight positions, was the most significant contributor to performance over the period. The top three contributing stocks over the past year were Chinese: an automaker with a focus on SUVs, a Macau casino operator, and a bank concentrating on small- and medium-sized businesses. Chinese stocks have re-rated significantly after reaching low valuations due to concerns about slowing growth and system-wide financial stability.

The Sleeve's stock selection in Taiwan detracted from returns during the period. Overweight positions in two Taiwanese information technology companies hurt performance, as both suffered from slowing personal computer demand and less-than-expected demand for Microsoft's touchscreen Surface tablet.

Delaware Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 901 basis points (9.01%). From a country perspective, the Sleeve's holdings in the United States (a small number of companies with emerging markets exposure), China, and South Korea contributed to performance while holdings in Taiwan, Israel, and India detracted from performance. The Sleeve's holdings in the telecom, consumer staples, and technology sectors contributed to performance, while its holdings in health care and consumer discretionary detracted from performance.

The largest contributor to performance at the security level was Yahoo! Inc. Yahoo performed well as the company pursued several growth initiatives and acquisitions. In addition, Yahoo's investment in Alibaba, a Chinese internet company, appears increasingly likely to us to be monetized. Shares of Avon Products, Inc. also contributed to performance during the period as the company demonstrated progress in turning around its business. Desarrolladora Homex was the biggest detractor from performance as government policy changes adversely impacted home sales, and the company struggled with its debt burden.

Current Strategy & Outlook: JPMorgan Sleeve — Disappointing growth and rising U.S. interest rates on the back of worries about the U.S. Federal Reserve Board (the "Fed") tapering its bond purchases have been major headwinds for emerging market equities and currencies this year. We believe these headwinds pushed emerging market stocks to valuations that have proven over time to be good entry points for long-term investors. We have made the case that adding at such levels makes sense, despite the headlines, in part because we believe such attractive valuations are on offer only when sentiment and news flow are negative. Just as important, however, is the recognition that the market, as a discounting mechanism, prices in the expectation of an improvement before the improvement actually occurs. The recent rebound and outperformance of both emerging market currencies and stocks, despite the persistence of negative sentiment, is in our view evidence of the market's tendency to look down the road.

While we believe that a rebound in the relative performance of emerging markets was justified and that the asset class offers an attractive opportunity for patient investors, we remain somewhat cautious about the sustainability of emerging market outperformance in the short term, until we see convincing evidence of a recovery in growth and earnings.

Delaware Sleeve — The largest country overweights are Brazil and South Korea. The largest underweight positions are in Taiwan and South Africa. The largest sector overweights are information technologies and telecommunications. We remain underweight in financials and consumer discretionary.

We believe that the overall market environment remains quite variable. From a liquidity perspective, the bias globally appears to be toward tightening. In addition, we believe China's recovery may be difficult to sustain over the medium-term given rising debt levels and policymakers' drive for reform. Amidst these broad uncertainties, we believe the environment for bottom-up stock picking remains favorable and the long-term growth prospects within emerging markets remain strong, underpinned by structural drivers such as urbanization, demographics, and technology. We continue to focus on companies with strong franchises and attractive structural growth opportunities.

Geographic Diversification
as of October 31, 2013
(as a percentage of net assets)

China	20.3%
South Korea	18.7%
Brazil	14.5%
Russia	9.3%
Taiwan	8.4%
India	6.7%
South Africa	3.9%
Mexico	3.8%
Poland	2.5%
Turkey	2.4%
Countries between 0.2%-1.3%^	8.4%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 13 countries, which each represents 0.2%-1.3% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2013
(as a percentage of net assets)

Samsung Electronics Co., Ltd. GDR	3.2%
Samsung Electronics Co., Ltd.	2.5%
Lukoil OAO ADR	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.9%
Sberbank of Russia ADR	1.9%
China Construction Bank	1.9%
Itau Unibanco Holding SA ADR	1.9%
Baidu.com ADR	1.8%
Industrial and Commercial Bank of China Ltd.	1.8%
China Petroleum & Chemical Corp.	1.3%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS' REPORT

ING EMERGING MARKETS EQUITY FUND

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	Since Inception of Classes A, C, I, R & W October 11, 2011	Since Inception of Class B July 20, 2012
Including Sales Charge:
Class A(1)	4.55%	6.68%	—
Class B(2)	5.13%	—	10.47%
Class C(3)	9.13%	8.99%	—
Class I	11.29%	10.17%	—
Class R	10.76%	9.58%	—
Class W	11.21%	10.08%	—
Excluding Sales Charge:
Class A	10.97%	9.80%	—
Class B	10.13%	—	13.50%
Class C	10.13%	8.99%	—
Class I	11.29%	10.17%	—
Class R	10.76%	9.58%	—
Class W	11.21%	10.08%	—
MSCI EM IndexSM	6.53%	9.19%	10.65%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5.00% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

7

ING GLOBAL EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

ING Global Equity Dividend Fund ("Global Equity Dividend" or the "Fund") seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Bruno Springael and Herman Klein, Portfolio Managers of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 23.19%, compared to the MSCI World IndexSM, which returned 25.77% for the same period.

Portfolio Specifics: Global equities advanced strongly during the reporting period. The United States and Japan were early movers, gaining strongly in the first half of the period. U.S. equities were boosted by an agreement on the fiscal cliff. In Japan the election of Shinzo Abe, with his bold monetary and fiscal plans, brought investor optimism. Europe and especially the euro zone were the winners in the second part of the period, mainly driven by increasing evidence that its austerity-hit economies were starting to turn a corner. Emerging markets ("EM") struggled with global liquidity expectations after the U.S. Federal Reserve Board (the "Fed") began to discuss the timing for tapering off its quantitative easing activities. EM countries with current account deficits were most exposed and therefore the hardest hit. However, there was relief after the Fed delayed its widely anticipated tapering start date. The eventual postponement of the U.S. debt ceiling negotiations towards the end of the period, following a government shutdown, seemed to help EM equities but also supported global equities in general.

The Fund lagged the MSCI World IndexSM for the year, mainly due to negative stock selection in consumer discretionary, industrial and energy companies. An overweight in utilities and an underweight in consumer discretionary also detracted from results. The main positive contributing factors in the Fund were stock picking within the information technology ("IT"), health care and consumer staples sectors. At the stock level, the top active contributors were the IT companies Apple Inc. (underweight) and Hewlett Packard Company (overweight). The largest active detractors were gold mining stock Barrick Gold Corp. and specialty chemicals maker ICL-Israel Chemicals Ltd.

At the beginning of the period, we sold Carnival Corp. as it no longer traded cheaply by most metrics. We also exited Accor SA and introduced, what we believe to be, the attractively valued U.S. department chain Macy's Inc., which we expect to benefit from increased consumer confidence. In the energy sector, we exited Arch Coal, Inc. and introduced Eni S.p.A. and Cenovus Energy Inc. We sold Amcor Ltd. after a strong rally; also, we decided to switch from BHP Billiton Ltd. to Rio Tinto Ltd., as we believe the latter has more potential to increase shareholder returns in coming years. Another addition was Petrofac Ltd., a well-managed oil service company which trades at a discount to the energy sector. We introduced Apple into the portfolio after the sharp price correction in the market lifted its dividend yield high enough for consideration in our universe. Also, we introduced STMicroelectronics NV, a stock we like due to its potentially large exposure to economic recovery in Europe. We also added hard disk storage company Seagate Technology PLC.

Our main sector overweights at the end of the period were in utilities and health care, while consumer sectors remained the largest underweights. The Fund was underweight North America and overweight Europe.

Current Strategy and Outlook: We continue to expect strong earnings growth in 2014, supported by four drivers. The first and most critical driver is stronger economic growth. Second, despite their record-high levels we think corporate profit margins can remain stable in the U.S. or increase in Europe and Japan as persistent unemployment deprives labor of pricing power. Third and fourth are low interest costs and low depreciation charges, consequences of the low level of past investments. We believe the majority of companies across the globe are in excellent shape, strongly de-levered and cash-rich. Besides attractive valuations we're seeing increased merger and acquisition activity, which is another positive driver for equities.

Geographic Diversification
as of October 31, 2013
(as a percentage of net assets)

United States	40.9%
United Kingdom	10.1%
France	8.3%
Japan	7.9%
Switzerland	7.0%
Canada	4.5%
Germany	4.3%
Taiwan	2.6%
Netherlands	2.4%
Singapore	2.0%
Countries between 0.5%-1.6%^	7.7%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 9 countries, which each represents 0.5%-1.6% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2013
(as a percentage of net assets)

Microsoft Corp.	1.6%
Freeport-McMoRan Copper & Gold, Inc.	1.6%
General Electric Co.	1.6%
Zurich Insurance Group AG	1.6%
Siemens AG	1.6%
Sanofi	1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.5%
Pfizer, Inc.	1.5%
Northeast Utilities	1.5%
ExxonMobil Corp.	1.5%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS' REPORT

ING GLOBAL EQUITY DIVIDEND FUND

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class I August 1, 2007	Since Inception of Class O November 15, 2006	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	16.13%	9.39%	6.38%	—	—	—
Class B(2)	17.37%	9.61%	6.23%	—	—	—
Class C(3)	21.35%	9.88%	6.23%	—		—
Class I	23.75%	11.15%	—	1.28%	—	—
Class O	23.25%	10.71%	—	—	1.81%	—
Class W	23.60%	11.03%	—	—	—	2.49%
Excluding Sales Charge:
Class A	23.19%	10.70%	7.01%	—	—	—
Class B	22.37%	9.89%	6.23%	—	—	—
Class C	22.35%	9.88%	6.23%	—	—	—
Class I	23.75%	11.15%	—	1.28%	—	—
Class O	23.25%	10.71%	—	—	1.81%	—
Class W	23.60%	11.03%	—	—	—	2.49%
MSCI World IndexSM	25.77%	13.34%	7.38%	2.69%	3.74%	4.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

9

ING GLOBAL NATURAL RESOURCES FUND

PORTFOLIO MANAGERS' REPORT

ING Global Natural Resources Fund ("Global Natural Resources" or the "Fund") seeks to attain long-term capital appreciation. The Fund is managed by Joseph Bassett, CFA, John Bailey and James Swain, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 11.39% compared to the S&P North American Natural Resources Sector Index which returned 14.01% for the same period.

Portfolio Specifics: Although security selection was positive over the one-year period, sector allocation within both the energy and materials sectors detracted from performance. The Fund's modest cash position also detracted slightly. Within energy, underweights in oil and gas refining/marketing and oil and gas storage and transportation were the primary detractors from performance. Also detracting from performance was an overweight allocation in diversified metals and mining stocks. Conversely, modest overweight allocations in oil and gas equipment and services, paper products and precious metals and minerals contributed to performance.

Among the leading individual detractors from performance were overweight positions in metals and mining stocks; Goldcorp Inc. and Eldorado Gold Corp. Both stocks were negatively impacted by the sharp decline in gold prices. Also hurting returns was an underweight position in ConocoPhillips, an oil and gas exploration and production company. ConocoPhillips rose on solid second-quarter 2013 earnings, which were better than expected as result of increased production. The company also raised full-year production guidance.

Among the leading individual contributors to performance were overweight positions in Halliburton Company and EOG Resources, Inc. as well as not owning Yamana Gold Inc. Halliburton Co., an oil services company, was the largest individual contributor to performance. Halliburton benefited from improving margins in North America due to operational efficiencies, favorable product mix and a stable, oil-oriented customer base. EOG Resources Inc., an oil and gas exploration company, reported strong consecutive quarterly earnings results that exceeded expectations, driven primarily by improving well results from the Eagle Ford Shale and improvements in capital efficiency. The company also increased its guidance on natural gas, natural gas liquids and oil production. In the materials sector, not owning Yamana Gold, Inc. contributed to performance as the company was negatively impacted by the sharp decline in gold prices. The company also reported a first quarter earnings shortfall due mainly to a one-time impairment charge on available-for-sale securities, as well as production challenges and lower copper prices.

Current Strategy and Outlook: Global oil prices have attained heights that leave little room for further meaningful appreciation, in our opinion. The international markets for natural gas are showing signs of tightness and we expect to see a gradual recovery in prices. We also believe that longer-term trends for global natural gas expansion are intact. For certain segments within materials, metals and mining we believe there are attractive valuations and price stability with prices being close to marginal costs. We believe the Fund is broadly diversified across different industries; our investment strategy continues to favor well-capitalized stocks with potential unrecognized value.

Geographic Diversification
as of October 31, 2013
(as a percentage of net assets)

United States	80.8%
Canada	12.1%
United Kingdom	2.1%
France	1.1%
Netherlands	1.0%
Norway	0.9%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2013
(as a percentage of net assets)

Schlumberger Ltd.	8.2%
Chevron Corp.	7.7%
ExxonMobil Corp.	7.7%
Occidental Petroleum Corp.	5.7%
Anadarko Petroleum Corp.	4.2%
Halliburton Co.	4.0%
EOG Resources, Inc.	3.8%
Canadian Natural Resources Ltd.	3.3%
Freeport-McMoRan Copper & Gold, Inc.	3.1%
Phillips 66	2.5%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

PORTFOLIO MANAGERS' REPORT

ING GLOBAL NATURAL RESOURCES FUND

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class I August 1, 2007	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	5.02%	8.36%	6.98%		—
Class I	11.72%	10.11%	—	1.91%	—
Class W	11.66%	9.93%	—	—	0.84%
Excluding Sales Charge:
Class A	11.39%	9.64%	7.61%	—	—
Class I	11.72%	10.11%	—	1.91%	—
Class W	11.66%	9.93%	—	—	0.84%
S&P North American Natural Resources Sector Index	14.01%	12.15%	12.66%	3.08%	2.74%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Natural Resources Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

11

ING GLOBAL OPPORTUNITIES FUND

PORTFOLIO MANAGERS' REPORT

ING Global Opportunities Fund ("Global Opportunities" or the "Fund") seeks long-term growth of capital. The Fund is managed by Huub van der Riet, Dirk-Jan Verzuu and Alex van der Laan, CFA, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 19.10% compared to the MSCI All Country World IndexSM ("MSCI ACWISM"), which returned 23.29% for the same period.

Portfolio Specifics: Global equities advanced strongly during the reporting period. Japan led the way, followed by Europe and developed Asia. North America managed a single-digit gain, whereas the emerging markets sustained large losses. In Japan the election of Shinzo Abe, with his bold monetary and fiscal plans, brought investor optimism. European gains were driven by increasing evidence that its austerity-hit economies were starting to turn a corner. Emerging markets struggled with global liquidity expectations after the U.S. Federal Reserve (the "Fed") began to discuss the tapering of its quantitative easing activities. The Fund gained during the period in absolute terms but lagged the MSCI ACWI Index, mainly due to detractions from our "Economic Growth" and "Social and Political Change" investment themes. With Economic Growth, the sub-themes that detracted the most were "retail and consumer" and "financial services." Exposure to gold in our "Social and Political Change" theme was also a large detractor. These headwinds were partially offset by outperformance from the "Shifts in Demography" theme. During the period we increased our "Shifts in Demography." We slightly reduced all other themes except "Industrial and Technological Innovation" and "Social and Political Change."

We exited Microsoft Corp., one of the long-running holdings in "Digital Revolution," and the IT communications equipment supplier Acme Packet. We also closed our position in NetApp, Inc., the storage and data management solutions provider, following the stock's strong rally. We added eBay Inc.; we believe e-commerce is still in the early days of its growth potential, and we expect eBay to be among the greatest beneficiaries of this unfolding trend.

In "Economic Growth," our largest theme, we started a position in Pacific Rubiales Energy Corp., the Colombian oil exploration and production company. We believe Pacific Rubiales offers potentially high levels of production growth and, in our view, an attractive valuation. We also introduced Unilever N.V., a food manufacturer and maker of home and personal care products. The company has a large emerging markets exposure and benefits from the region's expanding middle class and corresponding change in attitude towards personal hygiene and food consumption.

Within our "Shifts in Demography " theme we added Astellas Pharma Inc., Pfizer, Inc. and Amgen Inc. Astellas is a large Japanese pharmaceutical company; it recently had several new urology/cancer and anti-infective products were approved. Pfizer is one the world's largest pharmaceutical companies; we consider the stock to be attractively valued following the divestment of its nutritional and animal health businesses. Astellas is a licensing partner for pharmaceutical companies such as Pfizer. Amgen is the largest biotechnology company in the world, known for its drug Epogen used to treat anemia.

Current Strategy and Outlook: The Fed's decision about when to begin tapering has been pushed to the background for now. While the monetary actions of central banks are important for equities, we believe that longer-term structural trends will have greater impact on the success of companies going forward. China seems committed to changing its economy from an export-led to a consumption-led model. If prime ministerial candidate Narendi Modi wins the Indian general elections in May 2014, we believe business confidence will rise dramatically and benefit the Indian stock market. We believe GDP growth rates in emerging markets will stay significantly higher than in developed markets; developed economies remain hobbled by high government debt levels. We therefore remain underweight in Europe and the United States.

Geographic Diversification
as of October 31, 2013
(as a percentage of net assets)

United States	34.1%
United Kingdom	13.6%
Netherlands	5.9%
China	5.9%
Canada	5.2%
Japan	4.9%
Switzerland	4.7%
France	4.4%
Indonesia	2.6%
India	2.6%
Countries between 0.3%-2.3%^	13.4%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 14 countries, which each represents 0.3%-2.3% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2013*
(as a percentage of net assets)

Standard Chartered PLC	3.0%
Novartis AG	2.7%
Unilever NV	2.7%
Google, Inc. — Class A	2.2%
Amgen, Inc.	2.2%
Imperial Tobacco Group PLC	2.1%
Yum! Brands, Inc.	2.0%
Pfizer, Inc.	1.7%
HSBC Holdings PLC	1.7%
Apple, Inc.	1.6%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

PORTFOLIO MANAGERS' REPORT

ING GLOBAL OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	12.22%	7.22%	5.62%	—
Class B(2)	13.17%	7.36%	5.44%	—
Class C(3)	17.25%	7.68%	5.44%	—
Class I	19.50%	8.93%	6.62%	—
Class W	19.35%	8.76%	—	-0.99%
Excluding Sales Charge:
Class A	19.10%	8.49%	6.25%	—
Class B	18.17%	7.66%	5.44%	—
Class C	18.25%	7.68%	5.44%	—
Class I	19.50%	8.93%	6.62%	—
Class W	19.35%	8.76%	—	-0.99%
MSCI ACWISM	23.29%	13.47%	7.65%	3.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Opportunities Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

13

ING INTERNATIONAL CORE FUND

PORTFOLIO MANAGERS' REPORT

ING International Core Fund ("International Core" or the "Fund") seeks long-term growth of capital. The Fund is managed by Nicolas M. Choumenkovitch and Tara Connolly Stilwell, CFA, Portfolio Managers, of Wellington Management Company, LLP ("Wellington") — the Sub-Adviser.*

Performance: For year ended October 31, 2013, the Fund's Class I shares, provided a total return of 20.36% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM ("MSCI ACWI ex-USSM"), which returned 26.88% and 20.29%, respectively, for the same period.

Portfolio Specifics: Wellington Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM (the "Index") by approximately 197 basis points (1.97%). Stock selection was the primary driver of outperformance during the period. Allocation among sectors, a residual of the bottom up stock selection process, also modestly contributed to positive relative performance.

The Sleeve benefitted from strong security selection within the materials, financials, industrials, and information technology sectors. Partially offsetting positive relative results was the Sleeve's weaker selection within the energy and consumer staples sectors. Sector allocation benefited from underweights to materials and energy, as well as an overweight to the industrials sector. An underweight to telecommunication services and consumer staples, as well as an overweight to health care detracted from relative performance. A modest cash position in a rising equity market also weighed on relative results. From a regional perspective, security selection was strongest within Developed Europe (ex UK) and North America but weakest in the UK and Japan. An overweight to Developed Europe (ex UK) and underweight to Emerging Markets contributed the most to relative performance. Partially offsetting positive results was an overweight to Japan, which lagged in the third quarter of 2013 and through the end of October.

Top contributors to relative performance during the period included France-based global insurance and investment management company AXA, Swiss-based pharmaceutical and diagnostics holding company Roche, and large France-based bank BNP Paribas. Top detractors from relative performance included Brazil-based water utility company SABESP, Japan-based real-estate and construction company Daito Trust Construction, and Luxembourg-based mining and steel company ArcelorMittal.

Thornburg Sleeve — The Sleeve underperformed relative to the MSCI ACWI ex-US IndexSM by approximately 370 basis points (3.70%). This was due in part to negative stock selection within the consumer discretionary, health care, and financials sectors. Favorable underweight allocation in materials, overweight allocation and stock selection in information technology sector contributed positively on a relative basis.

Individual contributors included Toyota, Mitsubishi UFJ Financial, and Publicis Groupe. Toyota's profitability on Japanese export volume has improved substantially with a weaker Yen and should strengthen their competitive position among global auto companies. Mitsubishi UFJ Financial has been buoyed by the overall strength of the Japanese market, which was one of the leading global markets performers during the period in local currency terms. Mitsubishi is also positioned to benefit from the policy moves in Japan and renewed stimulus in the Japanese economy. Publicis Groupe continues to benefit from its strategic position in both digital advertising and emerging markets. The stock outperformed during the period due to earnings growth and multiple expansions.

Individual detractors included Potash, Saipem, and Natura Cosmeticos. Potash suffered due to pricing uncertainty in the potash market which arose after Russian producer Uralkali announced they would withdraw from the potash producer cartel. Saipem, a leading oil & gas engineering and construction firm, fell after a new management team lowered 2013 guidance. Natura underperformed along with the Brazilian market, as earnings progress was hampered by investments in marketing and new initiatives in an increasingly competitive environment.

Current Strategy and Outlook: Wellington Sleeve — At a macro level, we continue to see signs of economic improvement in the developed world, which we believe will remain in a low growth environment with low interest rates. While we believe that the risk of a sharp economic decline is reduced, we strive to maintain a well-balanced portfolio with investments that represent diverse economic drivers. Regionally, the portfolio continues to be overweight Japan because we see positive change taking place there. In our view, the three forces of monetary, fiscal, and corporate policy are all working together more effectively now and companies have become more share-holder friendly. As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level, focusing on those companies which can deliver improvements in ROIC or sustain ROIC for longer than the market anticipates.

The Sleeve ended the period with overweight exposures to industrials, particularly capital goods companies, health care, and consumer discretionary stocks. The Sleeve was most underweight the energy, telecommunication services, and materials sectors at the end of the period. Regionally, the Sleeve ended the period most overweight Developed Europe (ex UK) and Japan, while most underweight the emerging markets and pacific developed (ex Japan).

Geographic Diversification
as of October 31, 2013
(as a percentage of net assets)

Japan	20.3%
United Kingdom	16.1%
France	15.7%
Switzerland	7.8%
Germany	5.1%
United States	4.7%
Italy	4.7%
Canada	3.6%
China	3.5%
Sweden	1.7%
Countries between 0.1%-1.7%^	14.0%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 21 countries, which each represents 0.1%-1.7% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2013*
(as a percentage of net assets)

Roche Holding AG — Genusschein	2.9%
Anheuser-Busch InBev Worldwide, Inc.	2.6%
Mitsubishi UFJ Financial Group, Inc.	2.4%
Julius Baer Group Ltd.	2.0%
Air Liquide	1.9%
Rolls-Royce Holdings PLC	1.8%
AXA S.A.	1.7%
Schneider Electric S.A.	1.6%
Japan Tobacco, Inc.	1.5%
Assicurazioni Generali S.p.A.	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  On September 12, 2013, the Fund's Board of Trustees approved the removal of Thornburg Investment Management, Inc. ("Thornburg") as one of the sub-advisers to the Fund effective close of business on November 22, 2013. During the Reporting period, the Fund's assets were managed by two sub-advisers — Wellington and Thornburg (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each managed a portion ("Sleeve") of the Fund's assets that was allocated to the Sub-Adviser. The following portfolio managers were responsible for the day-to-day management of the Thornburg sleeve: William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

ING INTERNATIONAL CORE FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 year	Since Inception of Class I February 8, 2011	Since Inception of Class W August 7, 2012
Class I	20.36%	4.80%	—
Class W	20.25%	—	18.96%
MSCI EAFE® Index	26.88%	6.03%	25.11%
MSCI ACWI ex-USSM	20.29%	4.13%	19.80%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of ING International Core Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

15

ING MULTI-MANAGER INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGERS' REPORT

ING Multi-Manager International Equity Fund ("Multi-Manager International Equity" or the "Fund") seeks long-term growth of capital. The Fund's assets are managed by four sub-advisers — Baillie Gifford Overseas Limited ("Baillie Gifford"), Lazard Asset Management LLC ("Lazard"), J.P. Morgan Investment Management Inc. ("JPMorgan"), and T. Rowe Price Associates, Inc. ("TRPA") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each manages a portion ("Sleeve") of the Fund's assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Joe Faraday, CFA, and Paul Faulkner, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford, Gerd Woort-Menker, CFA, Portfolio Manager of the Sleeve that is managed by JPMorgan, Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard and Robert W. Smith, Chairman and Portfolio Manager of the Sleeve that is managed by TRPA.*

Performance: For the year ended October 31, 2013, the Fund's Class I shares, provided a total return of 22.35% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM ("MSCI ACWI ex-USSM"), which returned 26.88% and 20.29%, respectively, for the same period.

Portfolio Specifics: JPMorgan Sleeve — The Sleeve underperformed the MSCI EAFE® Index by approximately 88 basis points (0.88%) for the period from inception on July 1, 2013 through October 31, 2013. Stock selection in basic industries and utilities contributed to returns. Stock selection in industrial cyclical and technology-hardware detracted. Regionally, stock selection in Continental Europe was the only contributor of significance. Stock selection in Japan, where an overweight allocation also hurt, and the UK had a negative impact.

At the individual stock level, we did not own Nokia. The stock surged 78% after the company agreed to sell its core cell phone business to Microsoft for $7 billion. The deal will leave Nokia about half its current size in revenues but the company will be profitable and it will have a war chest of cash, which it could return to shareholders or deploy through acquisitions.

On the upside, UPM-Kymmene, the Finnish paper producer, contributed. The stock rose as the company announced better-than-expected earnings and profit improvement targets. Although pre-tax profit for the second quarter declined 42% year over year, it was still higher than Wall Street estimates. The company has embarked on a major profitability program. In addition to cutting jobs, reducing costs and scaling back capacity in Europe, the company is also pursuing alternative sources of revenues. It is building a biofuel refinery that will produce diesel using waste from its pulp mills. That project is expected to come on stream by 2014.

Baillie Gifford Sleeve — The Sleeve underperformed the MSCI EAFE® Index by approximately 352 basis points (3.52%) for the one year period ended October 31, 2013.

The Sleeve is constructed on a bottom up basis, meaning each company is invested in because of its individual merits. Over the longer term (3-5 years) we anticipate that the main determinant of the Sleeve's returns will be the performance of its individual holdings.

Over the last twelve months there was mixed performance in the Sleeve's health care holdings, with a particularly difficult period for the Australian based hearing implant business Cochlear. It announced some disappointing operational trends, particularly in the important American market. However, we are encouraged by recent product launches and remain attracted by its long term growth prospects.

Turkish bank Garanti found itself in the eye of the mini storm, with currency weakness there adding to the pain of the significant decline in most Turkish equities. It can be dangerous to be too confident in separating swings in market

Geographic Diversification
as of October 31, 2013
(as a percentage of net assets)

United Kingdom	20.6%
Japan	16.2%
Switzerland	8.1%
France	7.4%
Germany	5.6%
Sweden	5.1%
Australia	3.9%
United States	2.8%
Netherlands	2.7%
China	2.6%
Countries between 0.0%-2.5%^	22.5%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 29 countries, which each represents 0.0%-2.5% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2013
(as a percentage of net assets)

Novartis AG	1.5%
BG Group PLC	1.4%
Bayer AG	1.4%
BNP Paribas	1.3%
Royal Dutch Shell PLC — Class A	1.2%
Roche Holding AG — Genusschein	1.1%
Carlsberg A/S	1.0%
Prudential PLC	1.0%
Sumitomo Mitsui Financial Group, Inc.	1.0%
Standard Chartered PLC	1.0%

Portfolio holdings are subject to change daily.

*  On May 23, 2013, the Fund's Board of Trustees ("Board") approved a change with respect to the Fund's sub-advisers adding Lazard and JPMorgan as additional sub-advisers to the Fund along with a change to the Fund's name and principal investment strategies effective on July 1, 2013. Prior to July 1, 2013, Baillie Gifford managed approximately 60% of the Fund's assets and TRPA managed approximately 40% of the Fund's assets. From the opening of business on June 17, 2013 through the close of business on June 30, 2013, the Fund was in a "transition period" during which time a transition manager sold a portion of the Fund's assets previously managed by Baillie Gifford and TRPA which resulted in buy and sell transactions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

16

PORTFOLIO MANAGERS' REPORT

ING MULTI-MANAGER INTERNATIONAL EQUITY FUND

sentiment and we will continue to monitor that situation but for now remain confident that Turkey, and Garanti Bank, can continue to build on the economic successes of the last decade.

More positively, stock selection in the UK and Sweden was beneficial. Notable contributions came from a variety of e-commerce related holdings, ranging from the UK-based ASOS (online fashion apparel retailing) through to Kinnevik, the Swedish holding company with an interesting collection of promising, and typically unquoted, underlying e-commerce assets.

TRPA Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM by approximately 213 basis points (2.13%) for the one-year period ended October 31, 2013. At the sector level, financials detracted the most from relative returns primarily due to stock selection while an underweight position also hurt. Shares of BR Malls Participacoes, Brazil's leading shopping malls operator, underperformed as country risk increased and a weak currency impacted returns. Stock selection in the consumer discretionary sector also weighed on relative results, although this was somewhat mitigated by our significant overweight to the strongest-performing sector in the index. Parkson Retail is one of the largest department store chains in China. The stock has been under pressure due to negative same-store sales growth and weak traffic. Conversely, our holdings in the information technology sector contributed the most to relative performance. Shares of dominant Chinese search player Baidu rose significantly during the period after several positive announcements, including news that the firm would acquire mobile application developer 91 Wireless, solidifying the firm's top position in the mobile application distribution space. Within the utilities sector, stock selection and an underweight position boosted relative returns.

Lazard Sleeve — The Sleeve underperformed the MSCI EAFE IndexSM by approximately 260 basis points (2.60%) for the period since inception on July 1, 2013 through October 31, 2013. Stock selection in the financials sector negatively impacted the Sleeve as positions in Indonesia's Bank Mandiri and Japan's Sumitomo Mitsui Financial Group lagged the market. Shares of Bank Mandiri declined as the company announced that a slowdown in the Indonesian economy was hurting loan growth. Sumitomo Mitsui Financial Group underperformed, despite strong results, due to investors questioning the sustainability of the earnings gains. Stock selection in the consumer staples sector also negatively impacted the portfolio as Philippine conglomerate LT Group underperformed as speculation mounted that the company would announce weak results due to low cigarette prices.

In contrast, the Sleeve benefited from stock selection in the consumer discretionary sector, where positions in French auto parts supplier Valeo and Japanese retailer Don Quijote performed well. Shares of Valeo rose following public comments from CEO Jacques Aschenbroich citing an expected bottom in the European car market. Don Quijote performed well following results that highlighted strong operational performance. The portfolio also benefited from stock selection in the materials sector as a position in British commodities trading and metals mining firm Glencore Xstrata performed well and increased their forecast for estimated cost savings from synergies stemming from the acquisition of Xstrata.

Current Strategy and Outlook: JPMorgan Sleeve — We believe economic data points continue to support the recovery thesis for the majority of the developed world, while China continues to grow at a healthy clip. On the earnings side, we could be at a turning point. We believe expectations have fallen where upside surprises are possible.

The Sleeve remains broadly diversified as we continue to focus on utilizing our research capabilities to identify what we believe to be the most attractive 'value' names within each sector. Our largest relative underweight continues to be in banks and finance.

Baillie Gifford Sleeve — The world is steadily moving on from the financial crisis five years ago. The recent hints by central banks of some normalization of monetary policy (at some stage, and subject to continued improvement) are merely the latest indications of that and hence all the more welcome. There will always be risks and niggles, and the occasional pot hole in the road, but we remain optimistic that this will be a positive environment for the growth investor in equities over the next five years and beyond. We remain confident that we have been able to identify a collection of, in our opinion, terrific international growth businesses. By selecting a relatively small number of these and then holding them for a long time we hope that we can deliver worthwhile returns. We therefore remain optimistic on the long term outlook for international equities and the Sleeve in particular.

TRPA Sleeve — We remain focused on constructing the Sleeve on a stock by stock basis. While we think Europe has stabilized, we also believe that European policymakers will need to make necessary structural reforms to fuel a deeper recovery. Our longer term outlook for Japan remains linked to Prime Minister Shinzo Abe's ability to effect real change. In the meantime, we are continuing to look for those companies in Japan that will reap the biggest benefits from "Abenomics," which has led to an underweight position in Japan. The underlying fundamentals for stocks we own in emerging markets remain reasonable and on the margin, the risk-reward propositions in our emerging markets stocks generally look better than that of our developed market stocks.

Lazard Sleeve — In our opinion, corporate profitability and balance sheets appear to remain strong. We believe that if this profitability can be sustained, even in an environment of low developed-market growth, then many equities continue to offer attractive valuations relative to the low returns available in other asset markets. However, after recent market rises it is becoming more difficult to find value on an absolute basis.

We continue to focus on stock selection, seeking stocks with sustainably high or improving returns trading at attractive valuations, and we believe that the strong historical record of performance will continue in a variety of market conditions.

17

PORTFOLIO MANAGERS' REPORT

ING MULTI-MANAGER INTERNATIONAL EQUITY FUND

Average Annual Total Returns for the Periods Ended October 31, 2013
	1 year	Since Inception of Class I January 6, 2011
Class I	22.35%	7.75%
MSCI EAFE® Index	26.88%	8.08%
MSCI ACWI ex-USSM	20.29%	5.35%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of ING Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

18

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013. Each Fund's expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Emerging Markets Equity Dividend Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Year Ended October 31, 2013*	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Year Ended October 31, 2013*
Class A	$1,000.00	$1,020.80	1.72%	$8.76	$1,000.00	$1,016.53	1.72%	$8.74
Class B	1,000.00	1,016.60	2.47	12.55	1,000.00	1,012.75	2.47	12.53
Class C	1,000.00	1,016.60	2.47	12.55	1,000.00	1,012.75	2.47	12.53
Class I	1,000.00	1,022.70	1.42	7.24	1,000.00	1,018.05	1.42	7.22
Class O	1,000.00	1,020.40	1.72	8.76	1,000.00	1,016.53	1.72	8.74
Class W	1,000.00	1,021.40	1.47	7.49	1,000.00	1,017.80	1.47	7.48

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

19

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Emerging Markets Equity Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Year Ended October 31, 2013*	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During the Year Ended October 31, 2013*
Class A	$1,000.00	$1,020.80	1.60%	$8.15	$1,000.00	$1,017.14	1.60%	$8.13
Class B	1,000.00	1,017.50	2.35	11.95	1,000.00	1,013.36	2.35	11.93
Class C	1,000.00	1,017.50	2.35	11.95	1,000.00	1,013.36	2.35	11.93
Class I	1,000.00	1,022.50	1.25	6.37	1,000.00	1,018.90	1.25	6.36
Class R	1,000.00	1,020.90	1.85	9.42	1,000.00	1,015.88	1.85	9.40
Class W	1,000.00	1,021.60	1.35	6.88	1,000.00	1,018.40	1.35	6.87
ING Global Equity Dividend Fund
Class A	$1,000.00	$1,086.60	1.36%	$7.15	$1,000.00	$1,018.35	1.36%	$6.92
Class B	1,000.00	1,083.00	2.11	11.08	1,000.00	1,014.57	2.11	10.71
Class C	1,000.00	1,083.10	2.11	11.08	1,000.00	1,014.57	2.11	10.71
Class I	1,000.00	1,089.20	1.01	5.32	1,000.00	1,020.11	1.01	5.14
Class O	1,000.00	1,087.60	1.36	7.16	1,000.00	1,018.35	1.36	6.92
Class W	1,000.00	1,089.10	1.11	5.84	1,000.00	1,019.61	1.11	5.65
ING Global Natural Resources Fund
Class A	$1,000.00	$1,108.60	1.55%	$8.24	$1,000.00	$1,017.39	1.55%	$7.88
Class I	1,000.00	1,110.20	1.21	6.44	1,000.00	1,019.11	1.21	6.16
Class W	1,000.00	1,109.50	1.30	6.91	1,000.00	1,018.65	1.30	6.61
ING Global Opportunities Fund
Class A	$1,000.00	$1,081.60	1.40%	$7.35	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	1,077.70	2.15	11.26	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	1,078.40	2.15	11.26	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	1,083.40	1.05	5.51	1,000.00	1,019.91	1.05	5.35
Class W	1,000.00	1,083.30	1.15	6.04	1,000.00	1,019.41	1.15	5.85
ING International Core Fund
Class I	$1,000.00	$1,077.70	0.95%	$4.98	$1,000.00	$1,020.42	0.95%	$4.84
Class W	1,000.00	1,077.70	0.95	4.98	1,000.00	1,020.42	0.95	4.84
ING Multi-Manager International Equity Fund
Class I	$1,000.00	$1,081.00	1.00%	$5.25	$1,000.00	$1,020.16	1.00%	$5.09

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund), ING Emerging Markets Equity Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, ING International Core Fund, and ING Multi-Manager International Equity Fund (formerly, ING International Growth Fund), each a series of ING Mutual Funds, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of ING Mutual Funds as of October 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2013

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013

	ING Emerging Markets Equity Dividend Fund	ING Emerging Markets Equity Fund	ING Global Equity Dividend Fund	ING Global Natural Resources Fund
ASSETS:
Investments in securities at fair value+*	$23,179,181	$240,596,324	$73,555,759	$87,764,954
Short-term investments at fair value**	—	10,101,631	413,028	1,907,690
Total investments at fair value	$23,179,181	$250,697,955	$73,968,787	$89,672,644
Cash	1,186,172	2,110,471	1,602,474	733
Foreign currencies at value***	188,758	452,092	124,230	26,893
Receivables:
Investment securities sold	8,726	139	—	—
Fund shares sold	2,288	295,774	9,694	62,959
Dividends	36,090	271,651	116,178	44,741
Foreign tax reclaims	—	—	69,827	—
Prepaid expenses	16,248	41,293	28,687	13,002
Reimbursement due from manager	23,269	8,253	—	—
Total assets	24,640,732	253,877,628	75,919,877	89,820,972
LIABILITIES:
Payable for fund shares redeemed	6,661	152,522	58,484	67,801
Payable upon receipt of securities loaned	—	10,101,631	413,028	—
Payable for investment management fees	20,670	206,011	73,327	67,289
Payable for administrative fees	2,067	20,601	6,321	7,556
Payable for distribution and shareholder service fees	7,268	16,614	28,840	17,759
Payable for trustee fees	134	1,173	358	447
Other accrued expenses and liabilities	94,844	210,127	50,837	82,976
Total liabilities	131,644	10,708,679	631,195	243,828
NET ASSETS	$24,509,088	$243,168,949	$75,288,682	$89,577,144
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$21,059,257	$286,208,243	$142,321,823	$88,199,469
Undistributed (distributions in excess of) net investment income	363,323	2,463,360	(3,447)	258,579
Accumulated net realized gain (loss)	2,315,648	(63,285,983)	(77,636,745)	(16,715,307)
Net unrealized appreciation	770,860	17,783,329	10,607,051	17,834,403
NET ASSETS	$24,509,088	$243,168,949	$75,288,682	$89,577,144
+ Including securities loaned at value	$—	$9,791,639	$404,447	$—
* Cost of investments in securities	$22,409,867	$222,819,088	$62,950,193	$69,930,591
** Cost of short-term investments	$—	$10,101,631	$413,028	$1,907,690
*** Cost of foreign currencies	$187,082	$448,224	$123,654	$26,853

See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013 (CONTINUED)

	ING Emerging Markets Equity Dividend Fund	ING Emerging Markets Equity Fund	ING Global Equity Dividend Fund	ING Global Natural Resources Fund
Class A
Net assets	$15,559,846	$41,699,079	$32,035,501	$84,189,271
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	992,492	3,545,507	2,479,013	8,506,387
Net asset value and redemption price per share†	$15.68	$11.76	$12.92	$9.90
Maximum offering price per share (5.75%)(1)	$16.64	$12.48	$13.71	$10.50
Class B
Net assets	$1,044,276	$888,443	$2,593,174	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$—	$—	n/a
Shares outstanding	68,025	76,287	201,044	n/a
Net asset value and redemption price per share†	$15.35	$11.65	$12.90	n/a
Class C
Net assets	$2,670,350	$8,112,397	$19,834,470	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$—	$—	n/a
Shares outstanding	174,054	696,441	1,544,482	n/a
Net asset value and redemption price per share†	$15.34	$11.65	$12.84	n/a
Class I
Net assets	$1,082,814	$176,422,648	$4,312,836	$4,281,599
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	68,669	14,925,304	333,303	429,628
Net asset value and redemption price per share	$15.77	$11.82	$12.94	$9.97
Class O
Net assets	$4,123,675	n/a	$15,313,495	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	265,348	n/a	1,187,413	n/a
Net asset value and redemption price per share	$15.54	n/a	$12.90	n/a
Class R
Net assets	n/a	$25,186	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	2,144	n/a	n/a
Net asset value and redemption price per share	n/a	$11.75	n/a	n/a
Class W
Net assets	$28,127	$16,021,196	$1,199,206	$1,106,274
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,789	1,357,330	84,298	88,106
Net asset value and redemption price per share	$15.72	$11.80	$14.23	$12.56

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013

	ING Global Opportunities Fund	ING International Core Fund	ING Multi-Manager International Equity Fund
ASSETS:
Investments in securities at fair value+*	$41,003,047	$398,215,599	$330,367,314
Short-term investments at fair value**	991,801	9,303,873	7,443,835
Total investments at fair value	$41,994,848	$407,519,472	$337,811,149
Cash	639,164	177,853	2,004,583
Foreign currencies at value***	173,164	2,370	1,427,415
Receivables:
Investment securities sold	1,664,512	3,511,169	1,119,325
Fund shares sold	377	471,456	254,233
Dividends	40,653	823,408	411,384
Foreign tax reclaims	71,014	684,460	235,044
Unrealized appreciation on forward foreign currency contracts	—	305,858	28,480
Prepaid expenses	21,313	21,253	319
Reimbursement due from manager	15,099	74,365	—
Total assets	44,620,144	413,591,664	343,291,932
LIABILITIES:
Payable for investment securities purchased	1,263,236	2,899,433	474,774
Payable for fund shares redeemed	67,821	167,513	100,506
Payable upon receipt of securities loaned	991,801	—	3,536,377
Unrealized depreciation on forward foreign currency contracts	—	429,527	63,322
Payable for investment management fees	31,967	258,217	224,114
Payable for administrative fees	3,552	34,429	28,472
Payable for distribution and shareholder service fees	20,060	—	—
Payable for trustee fees	220	2,183	1,125
Other accrued expenses and liabilities	139,773	253,615	190,068
Total liabilities	2,518,430	4,044,917	4,618,758
NET ASSETS	$42,101,714	$409,546,747	$338,673,174
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$141,178,192	$355,344,623	$286,269,265
Undistributed net investment income	38,516	7,111,649	3,307,857
Accumulated net realized loss	(105,944,256)	(1,728,204)	(2,349,839)
Net unrealized appreciation	6,829,262	48,818,679	51,445,891
NET ASSETS	$42,101,714	$409,546,747	$338,673,174
+ Including securities loaned at value	$948,245	$—	$3,377,859
* Cost of investments in securities	$34,174,948	$349,283,784	$278,878,160
** Cost of short-term investments	$991,801	$9,303,873	$7,443,835
*** Cost of foreign currencies	$172,046	$2,370	$1,438,589

See Accompanying Notes to Financial Statements
24

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2013 (CONTINUED)

	ING Global Opportunities Fund	ING International Core Fund	ING Multi-Manager International Equity Fund
Class A
Net assets	$21,270,153	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,293,578	n/a	n/a
Net asset value and redemption price per share†	$16.44	n/a	n/a
Maximum offering price per share (5.75%)(1)	$17.44	n/a	n/a
Class B
Net assets	$1,694,626	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	109,039	n/a	n/a
Net asset value and redemption price per share†	$15.54	n/a	n/a
Class C
Net assets	$16,696,934	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,074,033	n/a	n/a
Net asset value and redemption price per share†	$15.55	n/a	n/a
Class I
Net assets	$2,384,983	$395,204,246	$338,673,174
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	141,269	35,609,964	28,502,693
Net asset value and redemption price per share	$16.88	$11.10	$11.88
Class W
Net assets	$55,018	$14,342,501	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	3,045	1,292,973	n/a
Net asset value and redemption price per share	$18.07	$11.09	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
25

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2013

	ING Emerging Markets Equity Dividend Fund	ING Emerging Markets Equity Fund	ING Global Equity Dividend Fund	ING Global Natural Resources Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$906,014	$5,784,047	$2,259,528	$1,694,830
Securities lending income, net	—	65,497	12,650	—
Total investment income	906,014	5,849,544	2,272,178	1,694,830
EXPENSES:
Investment management fees	270,142	2,345,216	500,183	795,163
Distribution and shareholder service fees:
Class A	42,496	116,200	74,555	211,833
Class B	12,594	9,835	33,086	—
Class C	28,484	82,721	192,823	—
Class O	10,484	—	36,229	—
Class R	—	21	—	—
Transfer agent fees:
Class A	29,676	93,816	40,836	149,121
Class B	2,193	1,984	4,744	—
Class C	4,985	16,741	26,392	—
Class I	1,977	7,635	17	2,945
Class O	7,344	—	19,682	—
Class R	—	10	—	—
Class W	38	21,248	1,565	1,762
Administrative service fees	26,847	234,519	71,454	89,354
Shareholder reporting expense	21,030	30,981	12,937	28,258
Registration fees	83,814	90,647	74,316	45,712
Professional fees	24,100	70,393	18,238	19,853
Custody and accounting expense	69,782	247,036	64,222	18,580
Trustee fees	804	7,036	2,144	2,681
Proxy and solicitation cost (Note 6)	87,400	—	—	—
Miscellaneous expense	2,747	24,520	3,659	6,135
Interest expense	74	2,218	—	—
Total expenses	727,011	3,402,777	1,177,082	1,371,397
Net waived and reimbursed fees	(243,108)	(192,077)	(51,388)	—
Brokerage commission recapture	—	(258)	—	—
Net expenses	483,903	3,210,442	1,125,694	1,371,397
Net investment income	422,111	2,639,102	1,146,484	323,433
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	4,942,097	7,280,117	4,201,250	1,086,855
Foreign currency related transactions	(46,527)	(130,587)	6,066	(5,132)
Futures	—	(111,713)	—	—
Net realized gain	4,895,570	7,037,817	4,207,316	1,081,723
Net change in unrealized appreciation (depreciation) on:
Investments	(3,621,491)	16,522,272	9,300,241	7,996,206
Foreign currency related transactions	1,543	26,721	5,759	198
Net change in unrealized appreciation (depreciation)	(3,619,948)	16,548,993	9,306,000	7,996,404
Net realized and unrealized gain	1,275,622	23,586,810	13,513,316	9,078,127
Increase in net assets resulting from operations	$1,697,733	$26,225,912	$14,659,800	$9,401,560
* Foreign taxes withheld	$90,494	$723,995	$126,780	$46,459
^ Foreign taxes on sale of Indian investments	$—	$39,145	$—	$—

See Accompanying Notes to Financial Statements
26

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2013

	ING Global Opportunities Fund	ING International Core Fund	ING Multi-Manager International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$779,896	$10,529,475	$4,280,170
Interest	—	300	45
Securities lending income, net	20,451	—	117,284
Total investment income	800,347	10,529,775	4,397,499
EXPENSES:
Investment management fees	395,805	3,274,275	1,687,916
Distribution and shareholder service fees:
Class A	53,963	—	—
Class B	21,362	—	—
Class C	177,452	—	—
Transfer agent fees:
Class A	35,686	—	—
Class B	3,448	—	—
Class C	29,300	—	—
Class I	5,615	4,944	805
Class W	145	117	—
Administrative service fees	43,978	436,566	225,054
Shareholder reporting expense	12,036	16,199	7,901
Registration fees	59,201	29,505	5,589
Professional fees	25,684	93,271	72,478
Custody and accounting expense	82,068	407,692	153,615
Trustee fees	1,319	13,097	6,752
Information statement cost (Note 6)	—	—	42,200
Miscellaneous expense	7,725	4,929	5,877
Interest expense	—	558	373
Total expenses	954,787	4,281,153	2,208,560
Net recouped/waived and reimbursed fees	(199,793)	(127,274)	48,709
Brokerage commission recapture	—	(12,030)	(323)
Net expenses	754,994	4,141,849	2,256,946
Net investment income	45,353	6,387,926	2,140,553
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	4,073,090	34,168,888	8,069,723
Foreign currency related transactions	(15,468)	821,968	5,448
Futures	—	—	8,939
Net realized gain	4,057,622	34,990,856	8,084,110
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian/Peruvian capital gains tax accrued#)	3,444,173	35,616,373	46,265,338
Foreign currency related transactions	5,878	(259,080)	10,019
Net change in unrealized appreciation (depreciation)	3,450,051	35,357,293	46,275,357
Net realized and unrealized gain	7,507,673	70,348,149	54,359,467
Increase in net assets resulting from operations	$7,553,026	$76,736,075	$56,500,020
* Foreign taxes withheld	$55,263	$966,165	$334,637
^ Foreign taxes on sale of Indian investments	$7,374	$39,041	$—
# Foreign taxes accrued on Indian/Peruvian investments	$20,315	$19,318	$—

See Accompanying Notes to Financial Statements
27

STATEMENTS OF CHANGES IN NET ASSETS

	ING Emerging Markets Equity Dividend Fund		ING Emerging Markets Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$422,111	$184,349	$2,639,102	$1,132,345
Net realized gain (loss)	4,895,570	(1,187,557)	7,037,817	3,413,988
Net change in unrealized appreciation (depreciation)	(3,619,948)	2,233,776	16,548,993	(5,054,493)
Increase (decrease) in net assets resulting from operations	1,697,733	1,230,568	26,225,912	(508,160)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(259,412)	—	(55,392)	(1,484)
Class B	(8,064)	—	—	—
Class C	(19,337)	—	—	(19)
Class I	(34,607)	—	(273,884)	(576,232)
Class O	(61,091)	—	—	—
Class R	—	—	—	(25)
Class W	(406)	—	(14,908)	(34,485)
Net realized gains:
Class A	—	—	(713,885)	(97)
Class B	—	—	(15,592)	—
Class C	—	—	(118,502)	(15)
Class I	—	—	(2,201,383)	(412,144)
Class R	—	—	(45)	(15)
Class W	—	—	(118,553)	(30)
Total distributions	(382,917)	—	(3,512,144)	(1,024,546)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,464,121	5,822,524	55,685,874	140,570,171
Proceeds from shares issued in merger (Note 11)	—	—	—	69,657,533
Reinvestment of distributions	292,649	—	3,430,572	1,024,443
	5,756,770	5,822,524	59,116,446	211,252,147
Cost of shares redeemed	(11,162,978)	(12,341,810)	(72,339,957)	(66,295,210)
Net increase (decrease) in net assets resulting from capital share transactions	(5,406,208)	(6,519,286)	(13,223,511)	144,956,937
Net increase (decrease) in net assets	(4,091,392)	(5,288,718)	9,490,257	143,424,231
NET ASSETS:
Beginning of year or period	28,600,480	33,889,198	233,678,692	90,254,461
End of year or period	$24,509,088	$28,600,480	$243,168,949	$233,678,692
Undistributed net investment income at end of year or period	$363,323	$381,299	$2,463,360	$340,605

See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$1,146,484	$1,498,842	$323,433	$165,958
Net realized gain (loss)	4,207,316	1,857,050	1,081,723	(1,235,397)
Net change in unrealized appreciation (depreciation)	9,306,000	2,678,987	7,996,404	(5,081,326)
Increase (decrease) in net assets resulting from operations	14,659,800	6,034,879	9,401,560	(6,150,765)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(558,252)	(731,970)	(121,380)	(148,637)
Class B	(33,818)	(75,586)	—	—
Class C	(227,171)	(323,124)	—	—
Class I	(78,659)	(82,412)	(23,909)	(8,099)
Class O	(276,144)	(315,370)	—	—
Class W	(21,977)	(31,806)	(1,956)	(1,999)
Total distributions	(1,196,021)	(1,560,268)	(147,245)	(158,735)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,280,009	7,101,717	8,638,400	8,727,606
Payment from distribution/payment by affiliate	—	—	—	72,582
Reinvestment of distributions	747,125	922,243	122,344	136,580
	10,027,134	8,023,960	8,760,744	8,936,768
Cost of shares redeemed	(19,156,113)	(21,543,399)	(21,912,804)	(22,216,772)
Net decrease in net assets resulting from capital share transactions	(9,128,979)	(13,519,439)	(13,152,060)	(13,280,004)
Net increase (decrease) in net assets	4,334,800	(9,044,828)	(3,897,745)	(19,589,504)
NET ASSETS:
Beginning of year or period	70,953,882	79,998,710	93,474,889	113,064,393
End of year or period	$75,288,682	$70,953,882	$89,577,144	$93,474,889
Undistributed (distributions in excess of) net investment income at end of year or period	$(3,447)	$(3,267)	$258,579	$87,523

See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Opportunities Fund		ING International Core Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$45,353	$138,629	$6,387,926	$5,025,636
Net realized gain (loss)	4,057,622	3,021,834	34,990,856	(13,507,603)
Net change in unrealized appreciation (depreciation)	3,450,051	(822,555)	35,357,293	33,861,952
Increase in net assets resulting from operations	7,553,026	2,337,908	76,736,075	25,379,985
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(93,600)	—	—	—
Class I	(18,509)	—	(5,489,371)	(3,175,306)
Class W	(675)	—	(81,926)	—
Total distributions	(112,784)	—	(5,571,297)	(3,175,306)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,939,793	3,244,895	109,809,009	145,545,646
Reinvestment of distributions	93,353	—	5,571,297	3,175,306
	2,033,146	3,244,895	115,380,306	148,720,952
Cost of shares redeemed	(14,887,116)	(23,631,353)	(187,127,988)	(110,409,433)
Net increase (decrease) in net assets resulting from capital share transactions	(12,853,970)	(20,386,458)	(71,747,682)	38,311,519
Net increase (decrease) in net assets	(5,413,728)	(18,048,550)	(582,904)	60,516,198
NET ASSETS:
Beginning of year or period	47,515,442	65,563,992	410,129,651	349,613,453
End of year or period	$42,101,714	$47,515,442	$409,546,747	$410,129,651
Undistributed net investment income at end of year or period	$38,516	$106,650	$7,111,649	$5,229,836

See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	ING Multi-Manager International Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$2,140,553	$2,566,366
Net realized gain (loss)	8,084,110	(9,030,738)
Net change in unrealized appreciation	46,275,357	19,245,988
Increase in net assets resulting from operations	56,500,020	12,781,616
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,651,332)	(2,431,169)
Net realized gains	—	(618,543)
Total distributions	(2,651,332)	(3,049,712)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	180,166,884	49,832,163
Reinvestment of distributions	2,651,332	3,049,712
	182,818,216	52,881,875
Cost of shares redeemed	(62,596,080)	(48,243,135)
Net increase in net assets resulting from capital share transactions	120,222,136	4,638,740
Net increase in net assets	174,070,824	14,370,644
NET ASSETS:
Beginning of year or period	164,602,350	150,231,706
End of year or period	$338,673,174	$164,602,350
Undistributed net investment income at end of year or period	$3,307,857	$2,647,804

See Accompanying Notes to Financial Statements
31

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Emerging Markets Equity Dividend Fund
Class A
10-31-13	14.87	0.25	•	0.78	1.03	0.22	—	—
10-31-12	14.19	0.11		0.57	0.68	—	—	—
10-31-11	16.40	0.05		(2.08)	(2.03)	0.18	—	—
10-31-10	14.28	0.04	•	2.29	2.33	0.21	—	—
10-31-09	9.24	0.07	•	5.78	5.85	0.21	0.60	—
Class B
10-31-13	14.55	0.13	•	0.75	0.88	0.08	—	—
10-31-12	13.99	(0.00	)*	0.56	0.56	—	—	—
10-31-11	16.18	(0.08	)•	(2.04)	(2.12)	0.07	—	—
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12	—	—
10-31-09	9.08	(0.03	)•	5.72	5.69	0.06	0.60	—
Class C
10-31-13	14.55	0.14	•	0.75	0.89	0.10	—	—
10-31-12	13.99	(0.02)		0.58	0.56	—	—	—
10-31-11	16.19	(0.06)		(2.06)	(2.12)	0.08	—	—
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16	—	—
10-31-09	9.09	(0.02	)•	5.73	5.71	0.05	0.60	—
Class I
10-31-13	14.95	0.28		0.81	1.09	0.27	—	—
10-31-12	14.23	0.11	•	0.61	0.72	—	—	—
10-31-11	16.44	0.12	•	(2.10)	(1.98)	0.23	—	—
10-31-10	14.31	0.17	•	2.23	2.40	0.27	—	—
10-31-09	9.28	0.19	•	5.72	5.91	0.28	0.60	—
Class O
10-31-13	14.74	0.26	•	0.76	1.02	0.22	—	—
10-31-12	14.07	0.12		0.55	0.67	—	—	—
10-31-11	16.27	0.07		(2.08)	(2.01)	0.19	—	—
10-31-10	14.19	0.07	•	2.24	2.31	0.23	—	—
10-31-09	9.26	0.11	•	5.70	5.81	0.28	0.60	—
Class W
10-31-13	14.94	0.27	•	0.80	1.07	0.29	—	—
10-31-12	14.23	0.10	•	0.61	0.71	—	—	—
08-05-11(4)-10-31-11	15.51	0.02		(1.30)	(1.28)	0.00 *	—	—
ING Emerging Markets Equity Fund
Class A
10-31-13	10.75	0.09	•	1.08	1.17	0.01	0.15	—
10-31-12	10.74	0.11	•	0.06	0.17	0.11	0.05	—
10-11-11(4)-10-31-11	10.00	(0.00	)*	0.74	0.74	—	—	—
Class B
10-31-13	10.72	0.01		1.07	1.08	—	0.15	—
07-20-12(4)-10-31-12	10.04	0.01		0.67	0.68	—	—	—
Class C
10-31-13	10.72	0.02		1.06	1.08	—	0.15	—
10-31-12	10.73	0.03	•	0.07	0.10	0.06	0.05	—
10-11-11(4)-10-31-11	10.00	(0.00	)*	0.73	0.73	—	—	—
Class I
10-31-13	10.78	0.14		1.07	1.21	0.02	0.15	—
10-31-12	10.74	0.12	•	0.09	0.21	0.12	0.05	—
10-11-11(4)-10-31-11	10.00	0.00	*	0.74	0.74	—	—	—
Class R
10-31-13	10.75	0.04	•	1.11	1.15	—	0.15	—
10-31-12	10.74	0.10		0.04	0.14	0.08	0.05	—
10-11-11(4)-10-31-11	10.00	0.00	*	0.74	0.74	—	—	—
Class W
10-31-13	10.77	0.15	•	1.05	1.20	0.02	0.15	—
10-31-12	10.74	0.18	•	0.02	0.20	0.12	0.05	—
10-11-11(4)-10-31-11	10.00	0.00	*	0.74	0.74	—	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Emerging Markets Equity Dividend Fund
Class A
10-31-13	0.22	—	15.68	6.93	2.61	1.72	1.72	1.66	15,560	148
10-31-12	—	—	14.87	4.79	2.40	2.10	2.10	0.73	18,356	51
10-31-11	0.18	—	14.19	(12.53)	2.11	2.10	2.10	0.29	21,370	129
10-31-10	0.21	—	16.40	16.49	2.11	2.10	2.10	0.27	29,947	90
10-31-09	0.81	—	14.28	67.10	2.29	2.11	2.11	0.58	32,860	134
Class B
10-31-13	0.08	—	15.35	6.08	3.36	2.47	2.47	0.91	1,044	148
10-31-12	—	—	14.55	4.00	3.15	2.85	2.85	(0.03)	1,429	51
10-31-11	0.07	—	13.99	(13.14)	2.86	2.85	2.85	(0.51)	1,771	129
10-31-10	0.12	—	16.18	15.61	2.86	2.85	2.85	(0.45)	2,772	90
10-31-09	0.66	—	14.11	65.73	3.04	2.86	2.86	(0.29)	3,246	134
Class C
10-31-13	0.10	—	15.34	6.10	3.36	2.47	2.47	0.92	2,670	148
10-31-12	—	—	14.55	4.00	3.15	2.85	2.85	(0.15)	2,974	51
10-31-11	0.08	—	13.99	(13.16)	2.86	2.85	2.85	(0.39)	4,186	129
10-31-10	0.16	—	16.19	15.64	2.86	2.85	2.85	(0.53)	5,772	90
10-31-09	0.65	—	14.15	65.77	3.04	2.86	2.86	(0.15)	6,182	134
Class I
10-31-13	0.27	—	15.77	7.30	2.31	1.42	1.42	1.81	1,083	148
10-31-12	—	—	14.95	5.06	2.08	1.78	1.78	0.80	1,645	51
10-31-11	0.23	—	14.23	(12.20)	1.78	1.77	1.77	0.74	1,924	129
10-31-10	0.27	—	16.44	16.97	1.72	1.71	1.71	1.15	2,212	90
10-31-09	0.88	—	14.31	67.79	1.86	1.68	1.68	1.48	690	134
Class O
10-31-13	0.22	—	15.54	6.93	2.61	1.72	1.72	1.71	4,124	148
10-31-12	—	—	14.74	4.76	2.40	2.10	2.10	0.75	4,175	51
10-31-11	0.19	—	14.07	(12.51)	2.11	2.10	2.10	0.48	4,636	129
10-31-10	0.23	—	16.27	16.49	2.11	2.10	2.10	0.49	4,530	90
10-31-09	0.88	—	14.19	66.79	2.29	2.11	2.11	0.85	2,966	134
Class W
10-31-13	0.29	—	15.72	7.19	2.36	1.47	1.47	1.79	28	148
10-31-12	—	—	14.94	4.99	2.15	1.85	1.85	0.66	21	51
08-05-11(4)-10-31-11	0.00 *	—	14.23	(8.25)	1.86	1.85	1.85	0.61	3	129
ING Emerging Markets Equity Fund
Class A
10-31-13	0.16	—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
10-31-12	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
10-11-11(4)-10-31-11	—	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
Class B
10-31-13	0.15	—	11.65	10.13	2.50	2.35	2.35	0.03	888	45
07-20-12(4)-10-31-12	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
Class C
10-31-13	0.15	—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
10-31-12	0.11	—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4)-10-31-11	—	—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
10-31-13	0.17	—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
10-31-12	0.17	—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4)-10-31-11	—	—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
10-31-13	0.15	—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
10-31-12	0.13	—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4)-10-31-11	—	—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
10-31-13	0.17	—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
10-31-12	0.17	—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4)-10-31-11	—	—	10.74	7.40	1.52	1.25	1.25	0.69	3	1

See Accompanying Notes to Financial Statements
32

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Global Equity Dividend Fund
Class A
10-31-13	10.69	0.21	•	2.25	2.46	0.23	—	—
10-31-12	10.05	0.24		0.64	0.88	0.24	—	—
10-31-11	10.31	0.28	•	(0.29)	(0.01)	0.25	—	—
10-31-10	9.41	0.26	•	0.89	1.15	0.25	—	—
10-31-09	8.77	0.26	•	0.62	0.88	0.22	—	0.02
Class B
10-31-13	10.66	0.13	•	2.24	2.37	0.13	—	—
10-31-12	10.03	0.15	•	0.64	0.79	0.16	—	—
10-31-11	10.28	0.20	•	(0.29)	(0.09)	0.16	—	—
10-31-10	9.38	0.19	•	0.88	1.07	0.17	—	—
10-31-09	8.74	0.21		0.61	0.82	0.16	—	0.02
Class C
10-31-13	10.62	0.13		2.23	2.36	0.14	—	—
10-31-12	10.00	0.16		0.63	0.79	0.17	—	—
10-31-11	10.26	0.20	•	(0.29)	(0.09)	0.17	—	—
10-31-10	9.36	0.19	•	0.89	1.08	0.18	—	—
10-31-09	8.72	0.21		0.61	0.82	0.16	—	0.02
Class I
10-31-13	10.70	0.25	•	2.26	2.51	0.27	—	—
10-31-12	10.06	0.27		0.65	0.92	0.28	—	—
10-31-11	10.32	0.34	•	(0.31)	0.03	0.29	—	—
10-31-10	9.42	0.27	•	0.92	1.19	0.29	—	—
10-31-09	8.78	0.29	•	0.63	0.92	0.26	—	0.02
Class O
10-31-13	10.67	0.21	•	2.25	2.46	0.23	—	—
10-31-12	10.03	0.23		0.65	0.88	0.24	—	—
10-31-11	10.29	0.28		(0.29)	(0.01)	0.25	—	—
10-31-10	9.40	0.26	•	0.89	1.15	0.26	—	—
10-31-09	8.76	0.26	•	0.62	0.88	0.22	—	0.02
Class W
10-31-13	11.74	0.27	•	2.47	2.74	0.25	—	—
10-31-12	11.01	0.29	•	0.70	0.99	0.26	—	—
10-31-11	11.26	0.23	•	(0.23)	0.00 *	0.25	—	—
10-31-10	10.25	0.31	•	0.98	1.29	0.28	—	—
10-31-09	9.53	0.26	•	0.74	1.00	0.26	—	0.02
ING Global Natural Resources Fund
Class A
10-31-13	8.90	0.03		0.98	1.01	0.01	—	—
10-31-12	9.39	0.01		(0.50)	(0.49)	0.01	—	—
10-31-11	8.81	(0.00	)*	0.58	0.58	0.00 *	—	—
10-31-10	7.82	0.01		1.00	1.01	0.02	—	—
10-31-09	6.74	0.03		1.50	1.53	0.02	0.43	—
Class I
10-31-13	8.98	0.06		0.98	1.04	0.05	—	—
10-31-12	9.43	0.05		(0.49)	(0.44)	0.02	—	—
10-31-11	8.82	0.03		0.59	0.62	0.01	—	—
10-31-10	7.83	0.04	•	1.01	1.05	0.06	—	—
10-31-09	6.75	0.05	•	1.52	1.57	0.06	0.43	—
Class W
10-31-13	11.27	0.07		1.24	1.31	0.02	—	—
10-31-12	11.86	0.05	•	(0.63)	(0.58)	0.02	—	—
10-31-11	11.10	0.03		0.74	0.77	0.01	—	—
10-31-10	9.86	0.05		1.24	1.29	0.05	—	—
10-31-09	8.39	0.05	•	1.91	1.96	0.06	0.43	—

						Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Global Equity Dividend Fund
Class A
10-31-13	0.23	—	12.92	23.19		1.43	1.36		1.36		1.82		32,036	57
10-31-12	0.24	—	10.69	8.86		1.52	1.42		1.42		2.24		30,217	66
10-31-11	0.25	—	10.05	(0.16)		1.42	1.40		1.40		2.67		33,494	83
10-31-10	0.25	—	10.31	12.46		1.38	1.40		1.40		2.65		42,502	58
10-31-09	0.24	—	9.41	10.41		1.54	1.40		1.40		3.24		46,871	93
Class B
10-31-13	0.13	—	12.90	22.37		2.18	2.11		2.11		1.09		2,593	57
10-31-12	0.16	—	10.66	7.95		2.27	2.17		2.17		1.48		4,062	66
10-31-11	0.16	—	10.03	(0.86)		2.17	2.15		2.15		1.87		6,108	83
10-31-10	0.17	—	10.28	11.62		2.13	2.15		2.15		1.91		11,212	58
10-31-09	0.18	—	9.38	9.60		2.29	2.15		2.15		2.48		16,147	93
Class C
10-31-13	0.14	—	12.84	22.35		2.18	2.11		2.11		1.08		19,834	57
10-31-12	0.17	—	10.62	7.92		2.27	2.17		2.17		1.49		18,932	66
10-31-11	0.17	—	10.00	(0.91)		2.17	2.15		2.15		1.94		21,985	83
10-31-10	0.18	—	10.26	11.66		2.13	2.15		2.15		1.92		28,635	58
10-31-09	0.18	—	9.36	9.63		2.29	2.15		2.15		2.48		37,687	93
Class I
10-31-13	0.27	—	12.94	23.75		1.04	1.01		1.01		2.13		4,313	57
10-31-12	0.28	—	10.70	9.25		1.13	1.03		1.03		2.62		2,929	66
10-31-11	0.29	—	10.06	0.21		1.03	1.01		1.01		3.21		3,261	83
10-31-10	0.29	—	10.32	12.90		0.99	1.01		1.01		2.80		12,390	58
10-31-09	0.28	—	9.42	10.92		1.07	0.93		0.93		3.61		1,824	93
Class O
10-31-13	0.23	—	12.90	23.25		1.43	1.36		1.36		1.82		15,313	57
10-31-12	0.24	—	10.67	8.88		1.52	1.42		1.42		2.24		13,618	66
10-31-11	0.25	—	10.03	(0.16)		1.42	1.40		1.40		2.68		13,358	83
10-31-10	0.26	—	10.29	12.41		1.38	1.40		1.40		2.65		14,721	58
10-31-09	0.24	—	9.40	10.41		1.54	1.40		1.40		3.18		14,920	93
Class W
10-31-13	0.25	—	14.23	23.60		1.18	1.11		1.11		2.07		1,199	57
10-31-12	0.26	—	11.74	9.11		1.27	1.17		1.17		2.53		1,196	66
10-31-11	0.25	—	11.01	0.00		1.17	1.15		1.15		1.98		1,792	83
10-31-10	0.28	—	11.26	12.79		1.13	1.15		1.15		2.87		37,819	58
10-31-09	0.28	—	10.25	10.92		1.07	0.93		0.93		2.68		21,321	93
ING Global Natural Resources Fund
Class A
10-31-13	0.01	—	9.90	11.39		1.55	1.55		1.55		0.35		84,189	47
10-31-12	0.01	0.01	8.90	(5.08	)(a)	1.56	1.56		1.56		0.14		87,916	44
10-31-11	0.00 *	—	9.39	6.63		1.46	1.46	†	1.46	†	(0.02	)†	106,363	73
10-31-10	0.02	—	8.81	12.99		1.53	1.53	†	1.53	†	0.11	†	101,577	57
10-31-09	0.45	—	7.82	24.38		1.64	1.64	†	1.64	†	0.45	†	99,674	81
Class I
10-31-13	0.05	—	9.97	11.72		1.21	1.21		1.21		0.66		4,282	47
10-31-12	0.02	0.01	8.98	(4.60	)(a)	1.17	1.17		1.17		0.50		4,459	44
10-31-11	0.01	—	9.43	7.04		1.13	1.13	†	1.13	†	0.31	†	4,961	73
10-31-10	0.06	—	8.82	13.43		1.11	1.11	†	1.11	†	0.52	†	2,977	57
10-31-09	0.49	—	7.83	25.10		1.19	1.19	†	1.19	†	0.68	†	510	81
Class W
10-31-13	0.02	—	12.56	11.66		1.30	1.30		1.30		0.58		1,106	47
10-31-12	0.02	0.01	11.27	(4.84	)(a)	1.31	1.31		1.31		0.39		1,100	44
10-31-11	0.01	—	11.86	6.91		1.21	1.21	†	1.21	†	0.20	†	1,741	73
10-31-10	0.05	—	11.10	13.17		1.28	1.28	†	1.28	†	0.36	†	378	57
10-31-09	0.49	—	9.86	24.84		1.19	1.19	†	1.19	†	0.64	†	186	81

See Accompanying Notes to Financial Statements
33

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Global Opportunities Fund
Class A
10-31-13	13.86	0.07		2.57	2.64	0.06	—	—
10-31-12	13.21	0.09		0.56	0.65	—	—	—
10-31-11	14.07	0.02		(0.56)	(0.54)	0.32	—	—
10-31-10	12.85	0.05	•	1.17	1.22	—	—	—
10-31-09	11.68	0.12	•	1.50	1.62	0.45	—	—
Class B
10-31-13	13.15	(0.04)		2.43	2.39	—	—	—
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—
10-31-11	13.44	(0.09	)•	(0.53)	(0.62)	0.19	—	—
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—
10-31-09	11.19	0.04	•	1.43	1.47	0.30	—	—
Class C
10-31-13	13.15	(0.04)		2.44	2.40	—	—	—
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—
10-31-09	11.21	0.04	•	1.43	1.47	0.32	—	—
Class I
10-31-13	14.23	0.12		2.64	2.76	0.11	—	—
10-31-12	13.50	0.14	•	0.59	0.73	—	—	—
10-31-11	14.38	0.09	•	(0.58)	(0.49)	0.40	—	—
10-31-10	13.08	0.13	•	1.17	1.30	—	—	—
10-31-09	11.92	0.16	•	1.54	1.70	0.54	—	—
Class W
10-31-13	15.23	0.09		2.84	2.93	0.09	—	—
10-31-12	14.47	0.09		0.67	0.76	—	—	—
10-31-11	15.36	0.02	•	(0.61)	(0.59)	0.30	—	—
10-31-10	13.98	0.10	•	1.28	1.38	—	—	—
10-31-09	12.71	0.18	•	1.63	1.81	0.54	—	—
ING International Core Fund
Class I
10-31-13	9.35	0.15	•	1.73	1.88	0.13	—	—
10-31-12	8.83	0.12		0.48	0.60	0.08	—	—
02-08-11(4)-10-31-11	10.00	0.11	•	(1.28)	(1.17)	—	—	—
Class W
10-31-13	9.35	0.15	•	1.72	1.87	0.13	—	—
08-07-12(4)-10-31-12	9.08	0.01	•	0.26	0.27	—	—	—
ING Multi-Manager International Equity Fund
Class I
10-31-13	9.87	0.10	•	2.08	2.18	0.17	—	—
10-31-12	9.30	0.15		0.61	0.76	0.15	0.04	—
01-06-11(4)-10-31-11	10.00	0.15		(0.85)	(0.70)	—	—	—

					Ratios to average net assets						Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000's)	(%)
ING Global Opportunities Fund
Class A
10-31-13	0.06	—	16.44	19.10	1.84	1.40		1.40		0.42	21,270	42
10-31-12	—	—	13.86	4.92	1.81	1.50		1.50		0.57	23,027	35
10-31-11	0.32	—	13.21	(3.96)	1.71	1.50		1.50		0.13	30,587	67
10-31-10	—	—	14.07	9.49	1.84	1.63		1.63		0.39	55,541	156
10-31-09	0.45	—	12.85	14.38	1.78	1.70	†	1.70	†	1.13 †	93,829	176
Class B
10-31-13	—	—	15.54	18.17	2.59	2.15		2.15		(0.35)	1,695	42
10-31-12	—	—	13.15	4.20	2.56	2.25		2.25		(0.20)	2,691	35
10-31-11	0.19	—	12.62	(4.78)	2.47	2.26		2.26		(0.63)	4,793	67
10-31-10	—	—	13.44	8.74	2.59	2.38		2.38		(0.35)	9,094	156
10-31-09	0.30	—	12.36	13.42	2.53	2.45	†	2.45	†	0.38 †	14,077	176
Class C
10-31-13	—	—	15.55	18.25	2.59	2.15		2.15		(0.32)	16,697	42
10-31-12	—	—	13.15	4.20	2.56	2.25		2.25		(0.18)	19,124	35
10-31-11	0.19	—	12.62	(4.76)	2.47	2.26		2.26		(0.63)	25,973	67
10-31-10	—	—	13.44	8.74	2.59	2.38		2.38		(0.35)	49,256	156
10-31-09	0.32	—	12.36	13.43	2.53	2.45	†	2.45	†	0.38 †	76,677	176
Class I
10-31-13	0.11	—	16.88	19.50	1.65	1.05		1.05		0.79	2,385	42
10-31-12	—	—	14.23	5.41	1.45	1.05		1.05		1.01	2,562	35
10-31-11	0.40	—	13.50	(3.55)	1.41	1.06		1.06		0.59	4,117	67
10-31-10	—	—	14.38	9.94	1.38	1.31		1.31		0.94	9,467	156
10-31-09	0.54	—	13.08	14.82	1.33	1.31	†	1.31	†	1.44 †	65,256	176
Class W
10-31-13	0.09	—	18.07	19.35	1.59	1.15		1.15		0.59	55	42
10-31-12	—	—	15.23	5.25	1.56	1.25		1.25		0.67	111	35
10-31-11	0.30	—	14.47	(3.94)	1.50	1.29		1.29		0.17	94	67
10-31-10	—	—	15.36	9.87	1.59	1.38		1.38		0.68	1,486	156
10-31-09	0.54	—	13.98	14.79	1.33	1.31	†	1.31	†	1.47 †	566	176
ING International Core Fund
Class I
10-31-13	0.13	—	11.10	20.36	0.98	0.95		0.95		1.46	395,204	100
10-31-12	0.08	—	9.35	6.92	1.00	0.95		0.95		1.46	405,163	71
02-08-11(4)-10-31-11	—	—	8.83	(11.70)	1.00	0.95		0.95		1.56	349,613	57
Class W
10-31-13	0.13	—	11.09	20.25	0.98	0.95		0.95		1.44	14,343	100
08-07-12(4)-10-31-12	—	—	9.35	2.97	1.00	0.95		0.95		0.53	4,967	71
ING Multi-Manager International Equity Fund
Class I
10-31-13	0.17	—	11.88	22.35	0.98	1.00		1.00		0.95	338,673	48
10-31-12	0.19	—	9.87	8.46	1.02	0.99		0.99		1.77	164,602	42
01-06-11(4)-10-31-11	—	—	9.30	(7.00)	1.07	0.99		0.99		1.91	150,232	33

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

(a)  Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Natural Resources would have been (5.14)%, (4.67)% and (4.90)% on Classes A, I and W, respectively.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements
34

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013

NOTE 1 — ORGANIZATION

ING Mutual Funds ("IMF") is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end investment management company. There are sixteen separate active series, seven of which are included in this report (each, a "Fund" and collectively, the "Funds"): Emerging Markets Equity Dividend, Emerging Markets Equity, Global Equity Dividend, Global Natural Resources, Global Opportunities, International Core and Multi-Manager International Equity, each (except Global Natural Resources) a diversified series of the Trust. Global Natural Resources is a non-diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value ("NAV"). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Trustees ("Board") in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights,

35

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds' valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund's investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Fund's Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the investment adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the

36

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund's assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments at the end of the period in relation to net assets.

For the year ended October 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds' investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures,

37

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds' derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds' International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of October 31, 2013, the maximum amount of loss that International Core and Multi-Manager International Equity would incur if the counterparties

38

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to their derivative transactions failed to perform would be $305,858 and $28,480, respectively, which represents the unrealized appreciation on forward foreign currency contracts for both funds. No collateral was pledged by any counterparty to either Fund as of October 31, 2013.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund's net assets and or a percentage decrease in a Fund's NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

International Core and Multi-Manager International Equity had a liability position of $429,527 and $63,322, respectively, on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2013, International Core and Multi-Manager International Equity could have been required to pay this amount in cash to its counterparties. The Funds did not post any collateral as of October 31, 2013.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2013, International Core and Multi-Manager International Equity had

average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
International Core	$10,125,694	$27,721,871
Multi-Manager International Equity	123,670,099	8,116,260

The above Funds used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following each Summary Portfolio of Investments for open forward foreign currency contracts at October 31, 2013 for International Core and Multi-Manager International Equity

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2013, Emerging Markets Equity and Multi-Manager International Equity had purchased futures contracts on equity indices to "equitize" cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund's respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associate risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities. With futures,

39

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2013, Emerging Markets Equity and Multi-Manager International Equity had an average notional value of $201,928 and $266,592, respectively, on futures contracts purchased. There were no open futures contracts at October 31, 2013.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gains, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee.

The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, The Bank of New York Mellon ("BNY") provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

L.  Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

40

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Emerging Markets Equity Dividend	$38,386,939	$44,821,631
Emerging Markets Equity	102,859,403	115,860,254
Global Equity Dividend	39,930,060	49,191,873
Global Natural Resources	41,202,334	54,016,881
Global Opportunities	18,084,583	30,347,467
International Core	415,618,399	477,421,742
Multi-Manager International Equity	223,509,498	107,710,960

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement ("Management Agreement") with ING Investments, LLC ("ING Investments" or "Investment Adviser"). The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Emerging Markets Equity Dividend(1)	1.00% on the first $100 million; 0.90% on the next $150 million; and 0.80% thereafter
Emerging Markets Equity	1.00%
Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Opportunities	0.90% on the first $500 million; and 0.85% thereafter
International Core	0.75%
Multi-Manager International Equity(2)	0.75%

(1)  Prior to November 15, 2012, the Investment Management fee was 1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter.

(2)  ING Investments has contractually agreed to waive a portion of the advisory fee for Multi-Manager International Equity. This agreement will renew if ING Investments elects to renew it. Termination or modification of this contractual waiver requires approval by the Board.

  ING Investments has contractually agreed to waive a portion of the advisory fee for Multi-Manager International Equity. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee rate.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Emerging Markets Equity Dividend(1)	ING Investment Management Advisors B.V*
Emerging Markets Equity	J.P. Morgan Investment Management Inc. and Delaware Investments Fund Advisers
Global Equity Dividend	ING Investment Management Advisors B.V*
Global Natural Resources	ING Investment Management Co. LLC*
Global Opportunities	ING Investment Management Advisors B.V.*
International Core	Thornburg Investment Management, Inc. and Wellington Management Company, LLP
Multi-Manager International Equity(2)	Baillie Gifford Overseas Limited, T. Rowe Price Associates, Inc., Lazard Asset Management LLC and J.P. Morgan Investment Management Inc.

(1)  Effective the close of business on November 14, 2012, ING Investment Management Asia Pacific (Hong Kong) Limited was removed as the sub-adviser.

(2)  Effective July 1, 2013, Lazard Asset Management LLC and J.P. Morgan Investment Management Inc. were added as sub-advisers.

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor, LLC ("IID" or "Distributor"), a Delaware limited liability company, is the principal underwriter for each Fund. Each share class of the Funds, except Class I and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the

41

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
Emerging Markets Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%	N/A	N/A	N/A	N/A
Global Opportunities	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2013, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Emerging Markets Equity Dividend	$2,468	$—
Emerging Markets Equity	2,494	—
Global Equity Dividend	5,326	—
Global Natural Resources	11,323	—
Global Opportunities	1,314	—
Contingent Deferred Sales Charges:
Emerging Markets Equity Dividend	$—	$24
Emerging Markets Equity	9,149	44
Global Opportunities	—	130

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2013, the following affiliated investment companies of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company	Fund	Percentage
ING Capital Allocation Fund	Emerging Markets Equity	5.68%
	Multi-Manager International Equity	5.51
ING Diversified International Fund	International Core	8.40
	Multi-Manager International Equity	10.24
ING Solution 2015 Portfolio	Multi-Manager International Equity	8.17
ING Solution 2025 Portfolio	Emerging Markets Equity	10.65
	International Core Multi-Manager International Equity	22.75
ING Solution 2035 Portfolio	Emerging Markets Equity	18.88
	International Core	24.77
	Multi-Manager International Equity	20.10
ING Solution 2045 Portfolio	Emerging Markets Equity	12.86
	International Core	16.88
	Multi-Manager International Equity	18.30

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control.

The Investment Adviser may request that the Funds' portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

For the period ended October 31, 2013, Emerging Markets Equity Dividend incurred $87,400 of proxy and solicitation costs associated with the shareholder vote to add ING Investment Management B.V. as a sub-adviser to the Fund. The Investment Adviser reimbursed the Fund for these costs.

For the year ended October 31, 2013, Multi-Manager International Equity incurred $42,200 of filing and mailing costs related to an Information Statement for the addition of sub-advisers.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2013, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Emerging Markets Equity Dividend	Audit	$9,750
	Custody	20,499
	Proxy and solicitation costs	42,586
	Shareholder reporting	8,092
Global Natural Resources	Audit	17,226
	Shareholder reporting	35,569
	Transfer agent	13,897

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage

42

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity Dividend(1)	1.70%	2.45%	2.45%	1.45%	1.70%	N/A	1.45%
Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Opportunities	1.50%	2.25%	2.25%	1.15%	N/A	N/A	1.25%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	0.95%
Multi-Manager International Equity	N/A	N/A	N/A	0.99%	N/A	N/A	N/A

(1)  Prior to November 15, 2012, pursuant to a side letter agreement, ING Investments limited expenses to 2.10%, 2.85%, 2.85%, 1.85%, 2.10% and 1.85% for classes A, B, C, I, O and W, respectively.

Pursuant to side letter agreements, through March 1, 2014, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if ING Investments elects to renew it. Each side letter agreement will continue unless: (i) the Board approves a modification or termination of each side letter agreement; or (ii) the Management Agreement or the expense limitation agreements have been terminated.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%
Global Equity Dividend(1)(2)	1.35%	2.10%	2.10%	1.10%	1.35%	N/A	1.10%
Global Natural Resources(1)	1.60%	N/A	N/A	1.35%	N/A	N/A	1.35%
Global Opportunities(1)(3)	1.40%	2.15%	2.15%	1.05%	N/A	N/A	1.15%

(1)  Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)  Effective January 1, 2013, pursuant to a side letter agreement, ING Investments is contractually obligated to further limit expenses. The side letter agreement will continue unless: (i) the Board approves a modification or termination of the side letter agreement; or (ii) the Management Agreement or the expense limitation agreement has been terminated.

(3)  Effective January 1, 2013, pursuant to a side letter agreement, ING Investments is contractually obligated to further limit expenses for classes A, B, C and W. The side letter agreement will continue unless: (i) the Board approves a modification or termination of the side letter agreement; or (ii) the Management Agreement or the expense limitation agreement has been terminated.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2013, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	October 31,
	2014	2015	2016	Total
Emerging Markets Equity	$12,272	$270,828	$127,050	$410,150
Global Equity Dividend	18,968	76,836	25,854	121,658
Global Opportunities	198,874	170,306	195,839	565,019
International Core	111,853	158,934	127,274	398,061
Multi-Manager International Equity	33,209	40,737	—	73,946

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2013, are as follows:

	October 31,
	2014	2015	2016	Total
Emerging Markets Equity
Class A	$—	$—	$45,801	$45,801
Class B	—	—	966	966
Class C	—	—	8,119	8,119
Class R	—	—	4	4
Class W	—	—	10,137	10,137
Global Equity Dividend
Class A	—	—	11,079	11,079
Class B	—	—	1,317	1,317
Class C	—	—	7,307	7,307
Class O	—	—	5,405	5,405
Class W	—	—	426	426
Global Opportunities
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	9,671	2,888	3,954	16,512

The expense limitation agreements are contractual through March 1, 2014 and shall renew automatically for one-year terms, through March 1, 2014, unless: (i) the Investment Adviser provides 90 days written

43

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the line of credit was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000.000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to

0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Emerging Markets Equity Dividend	4	$616,250	1.09%
Emerging Markets Equity	39	1,603,974	1.12
International Core	11	1,427,727	1.15
Multi-Manager International Equity	20	447,500	1.10

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Equity Dividend
Class A
10/31/2013	221,161	—	15,591	(479,068)	(242,316)	3,325,002	—	239,634	(7,223,948)	(3,659,312)
10/31/2012	211,722	—	—	(482,788)	(271,066)	3,063,826	—	—	(6,800,895)	(3,737,069)
Class B
10/31/2013	1,481	—	486	(32,200)	(30,233)	22,999	—	7,365	(471,867)	(441,503)
10/31/2012	15	—	—	(28,357)	(28,342)	200	—	—	(395,707)	(395,507)
Class C
10/31/2013	26,208	—	1,155	(57,711)	(30,348)	393,519	—	17,484	(850,200)	(439,197)
10/31/2012	12,493	—	—	(107,290)	(94,797)	174,648	—	—	(1,500,697)	(1,326,049)
Class I
10/31/2013	46,465	—	1,803	(89,652)	(41,384)	725,182	—	27,784	(1,361,220)	(608,254)
10/31/2012	111,292	—	—	(136,468)	(25,176)	1,521,067	—	—	(1,944,745)	(423,678)
Class O
10/31/2013	65,710	—	2	(83,536)	(17,824)	989,328	—	31	(1,252,731)	(263,372)
10/31/2012	73,763	—	—	(120,162)	(46,399)	1,045,448	—	—	(1,699,766)	(654,318)
Class W
10/31/2013	549	—	23	(194)	378	8,091	—	351	(3,012)	5,430
10/31/2012	1,217	—	—	—	1,217	17,335	—	—	—	17,335
Emerging Markets Equity
Class A
10/31/2013	95,546	—	64,174	(1,568,544)	(1,408,824)	1,070,305	—	717,461	(17,802,429)	(16,014,663)
10/31/2012	122,810	5,026,474	156	(197,073)	4,952,367	2,020,857	50,495,966	1,566	(2,091,944)	50,426,445
Class B
10/31/2013	536	—	1,097	(32,207)	(30,574)	6,083	—	12,227	(361,232)	(342,922)
7/20/2012(1) -10/31/2012	1	118,037	—	(11,177)	106,861	258,860	1,184,547	—	(117,345)	1,326,062
Class C
10/31/2013	66,712	—	9,196	(187,623)	(111,715)	745,304	—	102,538	(2,090,720)	(1,242,878)
10/31/2012	18,287	862,928	—	(73,361)	807,854	(1,566,879)	8,659,945	2	(781,648)	6,311,420

(1) Commencement of operations

44

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Equity (continued)
Class I
10/31/2013	3,668,408	—	220,156	(4,072,807)	(184,243)	40,647,965	—	2,465,745	(45,760,534)	(2,646,824)
10/31/2012	11,915,569	652,050	98,348	(5,956,909)	6,709,058	136,997,794	6,556,812	988,376	(62,754,671)	81,788,311
Class R
10/31/2013	1,844	—	— *	(1)	1,843	21,075	—	— *	(12)	21,063
10/31/2012	—	—	—	—	—	—	—	—	—	—
Class W
10/31/2013	1,174,384	—	11,839	(549,179)	637,044	13,195,142	—	132,601	(6,325,030)	7,002,713
10/31/2012	492,866	274,611	3,419	(50,911)	719,985	2,859,539	2,760,263	34,499	(549,602)	5,104,699
Global Equity Dividend
Class A
10/31/2013	314,727	—	41,528	(704,722)	(348,467)	3,719,640	—	488,614	(8,021,337)	(3,813,083)
10/31/2012	304,840	—	56,831	(866,090)	(504,419)	3,116,452	—	590,550	(8,879,731)	(5,172,729)
Class B
10/31/2013	3,540	—	2,292	(185,804)	(179,972)	42,927	—	26,889	(2,168,782)	(2,098,966)
10/31/2012	13,245	—	5,424	(246,742)	(228,073)	134,308	—	56,145	(2,527,257)	(2,336,804)
Class C
10/31/2013	156,673	—	13,372	(407,652)	(237,607)	1,826,702	—	156,651	(4,706,029)	(2,722,676)
10/31/2012	135,028	—	18,858	(570,747)	(416,861)	1,366,453	—	194,704	(5,822,406)	(4,261,249)
Class I
10/31/2013	167,013	—	3,875	(111,202)	59,686	2,021,583	—	45,771	(1,291,839)	775,515
10/31/2012	69,548	—	4,109	(124,058)	(50,401)	708,725	—	42,735	(1,273,446)	(521,986)
Class O
10/31/2013	139,737	—	690	(229,772)	(89,345)	1,633,732	—	8,099	(2,699,385)	(1,057,554)
10/31/2012	166,665	—	1,001	(222,280)	(54,614)	1,715,597	—	10,384	(2,296,107)	(570,126)
Class W
10/31/2013	2,568	—	1,632	(21,805)	(17,605)	35,425	—	21,101	(268,741)	(212,215)
10/31/2012	5,261	—	2,432	(68,537)	(60,844)	60,182	—	27,725	(744,452)	(656,545)
Global Natural Resources
Class A
10/31/2013	676,044	—	12,167	(2,058,946)	(1,370,735)	6,107,241	—	106,582	(18,720,844)	(12,507,021)
10/31/2012	613,926	—	14,824	(2,081,671)	(1,452,921)	5,732,726	—	130,898	(18,501,739)	(12,569,739)
Class I
10/31/2013	241,781	—	1,569	(310,544)	(67,194)	2,248,788	—	13,806	(2,798,676)	(536,082)
10/31/2012	171,767	—	415	(201,436)	(29,254)	1,572,096	—	3,684	(1,814,075)	(235,142)
Class W
10/31/2013	24,451	—	176	(34,115)	(9,488)	282,371	—	1,956	(393,284)	(108,957)
10/31/2012	122,563	—	179	(171,950)	(49,208)	1,422,784	—	1,998	(1,900,958)	(475,123)
Global Opportunities
Class A
10/31/2013	89,537	—	5,883	(462,851)	(367,431)	1,330,107	—	84,241	(6,873,104)	(5,458,756)
10/31/2012	168,170	—	—	(823,168)	(654,998)	2,273,339	—	—	(10,990,634)	(8,717,295)
Class B
10/31/2013	728	—	—	(96,328)	(95,600)	10,237	—	—	(1,367,784)	(1,357,547)
10/31/2012	94	—	—	(175,197)	(175,103)	1,233	—	—	(2,243,768)	(2,242,535)
Class C
10/31/2013	13,492	—	—	(393,440)	(379,948)	190,704	—	—	(5,574,178)	(5,383,474)
10/31/2012	30,812	—	—	(634,283)	(603,471)	381,928	—	—	(8,068,028)	(7,686,100)
Class I
10/31/2013	26,300	—	578	(65,658)	(38,780)	408,745	—	8,478	(1,001,705)	(584,482)
10/31/2012	40,851	—	—	(165,820)	(124,969)	534,384	—	—	(2,287,566)	(1,753,182)
Class W
10/31/2013	—	—	40	(4,270)	(4,230)	—	—	634	(70,345)	(69,711)
10/31/2012	3,646	—	—	(2,860)	786	54,011	—	—	(41,357)	12,654
International Core
Class I
10/31/2013	9,687,258	—	571,215	(17,959,864)	(7,701,391)	97,026,632	—	5,489,415	(181,988,061)	(79,472,014)
10/31/2012	15,492,162	—	393,151	(12,146,706)	3,738,607	140,652,100	—	3,175,306	(110,312,534)	33,514,872

* Share amount is less than 0.500 or $0.50.

45

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Core (continued)
Class W
10/31/2013	1,262,200	—	8,529	(508,914)	761,815	12,782,377	—	81,882	(5,139,927)	7,724,332
8/7/2012(1) - 10/31/2012	541,525	—	—	(10,367)	531,158	4,893,546	—	—	(96,899)	4,796,647
Multi-Manager International Equity
Class I
10/31/2013	17,326,841	—	263,814	(5,759,858)	11,830,797	180,166,884	—	2,651,332	(62,596,080)	120,222,136
10/31/2012	5,247,485	—	363,928	(5,094,205)	517,208	49,832,163	—	3,049,712	(48,243,135)	4,638,740

(1) Commencement of operations

NOTE 11 — REORGANIZATIONS

On July 21, 2012, Emerging Markets Equity ("Acquiring Fund") acquired all of the net assets of ING Emerging Countries Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on June 28, 2012. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and Fund holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on November 1, 2011, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the period ended October 31, 2012, are as follows:

Net investment income	$1,510,672
Net realized and unrealized loss on investments	$(9,819,258)
Net decrease in net assets resulting from operations	$(8,308,586)

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Capital Loss Carryforwards (000s)	Unrealized Depreciation (000s)	Conversion Ratio
Emerging Markets Equity	ING Emerging Countries Fund	$69,658	$50,882	$68,915	$(5,031)	2.1932

The net assets of Emerging Markets Equity after the acquisition were $120,539,512.

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund's most recent Prospectus and/or the Statement of Additional Information.

Investment by Funds-of-Funds (Certain Funds). Certain Funds' shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by Fund and will attempt to minimize any adverse effects on the Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase

46

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 12 — CONCENTRATION OF RISKS (continued)

securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds' investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Natural Resources). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 13 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Emerging Markets Equity	$9,791,639	$10,101,631
Global Equity Dividend	404,447	413,028
Global Opportunities	948,245	991,801
Multi-Manager International Equity	3,377,859	3,536,377

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income

47

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Emerging Markets Equity Dividend	$—	$(57,170)	$57,170
Emerging Markets Equity	—	(172,163)	172,163
Global Equity Dividend	(43,291)	49,357	(6,066)
Global Natural Resources	—	(5,132)	5,132
Global Opportunities	—	(703)	703
International Core	—	1,065,184	(1,065,184)
Multi-Manager International Equity	—	1,170,832	(1,170,832)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Emerging Markets Equity Dividend	$382,917	$—	$—	$—
Emerging Markets Equity	760,868	2,751,276	784,177	240,369
Global Equity Dividend	1,196,021	—	1,560,268	—
Global Natural Resources	147,245	—	158,735	—
Global Opportunities	112,784	—	—	—
International Core	5,571,297	—	3,175,306	—
Multi-Manager International Equity	2,651,332	—	3,049,712	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Ordinary Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Emerging Markets Equity Dividend	$688,258	$2,271,683	$490,621	$—	—	—
Emerging Markets Equity	2,467,006	—	15,753,533	(20,055,457)	Short-term	2015
				(41,200,730)	Short-term	2016
				$(61,256,187)
Global Equity Dividend	—	—	10,320,112	$(5,673,656)	Short-term	2016
				(71,676,150)	Short-term	2017
				$(77,349,806)
Global Natural Resources	260,650	—	15,639,630	$(14,439,138)	Short-term	2017
				(81,396)	Long-term	None
				$(14,520,534)
Global Opportunities	48,233	—	6,672,920	$(25,591,068)	Short-term	2016
				(80,200,325)	Short-term	2017
				$(105,791,393)
International Core	7,001,459	760,463	46,441,970	$—	—	—
Multi-Manager International Equity	3,598,588	—	48,806,246	$—	—	—

The Funds' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of October 31, 2013, no provision for income tax is required in the Funds' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

48

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission ("Commission" or "SEC") entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively "Respondents"). As part of the settlement, the Respondents have established the Distribution Fund ("Fund") for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds ("Distributable Amount") includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Global Natural Resources	$72,582

NOTE 16 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the "IPO"). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting

49

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

NOTE 16 — RESTRUCTURING PLAN (continued)

requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 17 — SUBSEQUENT EVENTS

On September 12, 2013, the Fund's Board approved the removal of Thornburg Investment Management, Inc. ("Thornburg") as a sub-adviser to International Core effective close of business on November 22, 2013.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

50

ING EMERGING MARKETS EQUITY  SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND FUND  AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 88.5%
		Australia: 0.5%
67,229		Other Securities	$127,585	0.5
		Brazil: 10.1%
48,976		BM&F Bovespa S.A.	276,121	1.1
28,260		Cia de Saneamento Basico do Estado de Sao Paulo	299,479	1.2
33,667		Cia Energetica de Minas Gerais ADR	301,993	1.2
21,196		Itau Unibanco Holding S.A.	327,373	1.4
16,422		Petroleo Brasileiro SA ADR	298,224	1.2
23,963		Porto Seguro SA	301,115	1.2
11,913		Telefonica Brasil SA	262,541	1.1
27,920		Vale SA	409,291	1.7
			2,476,137	10.1
		Chile: 2.1%
17,209		Enersis SA ADR	283,949	1.2
9,358		Other Securities	229,832	0.9
			513,781	2.1
		China: 17.4%
87,000		BOC Hong Kong Holdings Ltd.	284,127	1.2
456,000		China Communications Services Corp., Ltd.	279,493	1.1
354,960		China Construction Bank	276,169	1.1
24,500		China Mobile Ltd.	254,595	1.0
366,600		China Petroleum & Chemical Corp.	296,766	1.2
176,000		China Resources Power Holdings Co.	460,710	1.9
689,000		China Shanshui Cement Group Ltd.	245,411	1.0
136,000		CNOOC Ltd.	276,620	1.1
227,000		Digital China Holdings Ltd.	298,092	1.2
390,160		Industrial and Commercial Bank of China Ltd.	273,512	1.1
242,000		Jiangsu Expressway Co. Ltd.	304,646	1.3
147,000	@,X	Real Gold Mining Ltd.	23,700	0.1
87,000		Shanghai Industrial Holdings Ltd.	287,673	1.2
320,000		Zhejiang Expressway Co., Ltd.	295,041	1.2
651,500		Other Securities	405,823	1.7
			4,262,378	17.4
		Colombia: 0.5%
10,358		Other Securities	119,112	0.5
Shares			Value	Percentage of Net Assets
		Czech Republic: 2.5%
10,863		CEZ A/S	$312,602	1.3
1,229		Komercni Banka AS	304,433	1.2
			617,035	2.5
		Egypt: 1.1%
43,387		Commercial International Bank	268,754	1.1
		Hong Kong: 2.3%
3,310,000		Emperor Watch & Jewellery Ltd.	264,962	1.1
83,000		Hang Lung Properties Ltd.	273,330	1.1
900,000	@,X	Integrated Waste Solutions Group Holdings Ltd.	31,807	0.1
			570,099	2.3
		Hungary: 1.9%
15,920		Richter Gedeon Nyrt	302,724	1.2
128,683		Other Securities	176,723	0.7
			479,447	1.9
		Indonesia: 2.4%
739,500		Bank Negara Indonesia Persero Tbk PT	315,240	1.3
462,500		Indofood Sukses Makmur Tbk PT	272,471	1.1
			587,711	2.4
		Malaysia: 3.3%
199,124		Berjaya Sports Toto BHD	256,828	1.0
155,100		IJM Corp. Bhd	285,183	1.2
160,100		IOI Corp. Bhd	276,184	1.1
			818,195	3.3
		Mexico: 1.1%
9,871		Southern Copper Corp.	275,894	1.1
		Panama: 0.9%
8,362		Other Securities	219,335	0.9
		Poland: 3.6%
47,658		PGE SA	278,391	1.1
22,356		Powszechna Kasa Oszczednosci Bank Polski S.A.	296,149	1.2
2,004		Powszechny Zaklad Ubezpieczen SA	304,833	1.3
			879,373	3.6

See Accompanying Notes to Financial Statements
51

ING EMERGING MARKETS EQUITY  SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Qatar: 2.3%
14,912	Commercial Bank of Qatar	$271,102	1.1
6,446	Industries Qatar QSC	282,455	1.2
		553,557	2.3
	Russia: 7.3%
25,503	CTC Media, Inc.	322,358	1.3
44,824	Gazprom OAO ADR	419,553	1.7
4,396	Lukoil OAO	288,069	1.2
30,864	Mobile Telesystems OJSC	326,970	1.3
33,267	Severstal	290,518	1.2
14,517	Other Securities	150,541	0.6
		1,798,009	7.3
	Singapore: 1.1%
16,000	United Overseas Bank Ltd.	267,946	1.1
	South Africa: 3.7%
25,841	Foschini Group Ltd./The	297,691	1.2
15,523	MTN Group Ltd.	308,553	1.3
23,127	Standard Bank Group Ltd.	294,224	1.2
		900,468	3.7
	South Korea: 10.6%
11,420	Hite Jinro Co. Ltd.	280,318	1.1
10,290	Hyundai Marine & Fire Insurance Co., Ltd.	294,013	1.2
850	Hyundai Motor Co.	92,474	0.4
1,940	Hyundai Motor Co. - Series 2	219,256	0.9
10,500	Kangwon Land, Inc.	288,549	1.2
8,273	KB Financial Group, Inc.	325,819	1.3
3,879	KT&G Corp.	283,406	1.2
941	POSCO	280,927	1.2
6,830	Shinhan Financial Group Co., Ltd.	297,813	1.2
3,188	Other Securities	224,781	0.9
		2,587,356	10.6
	Sweden: 2.2%
3,129	Millicom International Cellular S.A.	288,671	1.2
7,936	Oriflame Cosmetics S.A.	250,436	1.0
		539,107	2.2
	Taiwan: 9.4%
130,000	Cheng Uei Precision Industry Co., Ltd.	272,627	1.1
439,338	CTBC Financial Holding Co. Ltd	298,018	1.2
22,541	MediaTek, Inc.	308,179	1.2
346,000	Mega Financial Holdings Co., Ltd.	299,598	1.2
Shares		Value	Percentage of Net Assets
151,000	Powertech Technology, Inc.	$272,122	1.1
126,000	Quanta Computer, Inc.	298,720	1.2
84,000	Taiwan Semiconductor Manufacturing Co., Ltd.	309,587	1.3
208,000	TXC Corp.	256,772	1.1
		2,315,623	9.4
	Thailand: 1.1%
26,000	PTT PCL	264,686	1.1
	United Kingdom: 1.1%
10,817	Standard Chartered PLC	259,718	1.1
	Total Common Stock (Cost $21,010,938)	21,701,306	88.5
EXCHANGE-TRADED FUNDS: 4.8%
196,400	iShares MSCI India	1,166,616	4.8
	Total Exchange-Traded Funds (Cost $1,165,643)	1,166,616	4.8
PREFERRED STOCK: 1.3%
	Russia: 1.3%
118,649	Sberbank of Russia	307,582	1.3
	Total Preferred Stock (Cost $233,286)	307,582	1.3
RIGHTS: 0.0%
	Taiwan: 0.0%
27,545	Other Securities	3,677	0.0
	Total Rights (Cost $—)	3,677	0.0
	Total Investments in Securities (Cost $22,409,867)	$23,179,181	94.6
	Assets in Excess of Other Liabilities	1,329,907	5.4
	Net Assets	$24,509,088	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

  Cost for federal income tax purposes is $22,690,105.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,436,005
Gross Unrealized Depreciation	(1,946,929)
Net Unrealized Appreciation	$489,076

See Accompanying Notes to Financial Statements
52

ING EMERGING MARKETS EQUITY  SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	28.0%
Information Technology	8.2
Energy	8.0
Utilities	7.9
Industrials	7.7
Telecommunication Services	7.7
Consumer Discretionary	7.6
Materials	7.4
Consumer Staples	5.5
Exchange-Traded Funds	4.8
Health Care	1.8
Assets in Excess of Other Liabilities	5.4
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$127,585	$—	$127,585
Brazil	2,476,137	—	—	2,476,137
Chile	513,781	—	—	513,781
China	304,646	3,934,032	23,700	4,262,378
Colombia	119,112	—	—	119,112
Czech Republic	—	617,035	—	617,035
Egypt	—	268,754	—	268,754
Hong Kong	—	538,292	31,807	570,099
Hungary	176,723	302,724	—	479,447
Indonesia	—	587,711	—	587,711
Malaysia	256,828	561,367	—	818,195
Mexico	275,894	—	—	275,894
Panama	219,335	—	—	219,335
Poland	—	879,373	—	879,373
Qatar	282,455	271,102	—	553,557
Russia	892,452	905,557	—	1,798,009
Singapore	—	267,946	—	267,946
South Africa	—	900,468	—	900,468
South Korea	283,406	2,303,950	—	2,587,356
Sweden	—	539,107	—	539,107
Taiwan	—	2,315,623	—	2,315,623
Thailand	—	264,686	—	264,686
United Kingdom	—	259,718	—	259,718
Total Common Stock	5,800,769	15,845,030	55,507	21,701,306
Exchange-Traded Funds	1,166,616	—	—	1,166,616
Preferred Stock	—	307,582	—	307,582
Rights	—	3,677	—	3,677
Total Investments, at fair value	$6,967,385	$16,156,289	$55,507	$23,179,181

See Accompanying Notes to Financial Statements
53

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Argentina: 0.6%
102,300		Other Securities(a)	$1,459,871	0.6
		Brazil: 14.5%
136,190		Banco do Brasil SA	1,808,612	0.7
42,260		Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	2,130,749	0.9
67,537		Cia de Bebidas das Americas ADR	2,512,377	1.0
180,000		Hypermarcas SA	1,570,842	0.6
291,949		Itau Unibanco Holding SA ADR	4,498,934	1.9
180,000		Petroleo Brasileiro SA ADR	3,137,400	1.3
36,750		Petroleo Brasileiro SA (sponsored) ADR	667,380	0.3
68,340	L	Telefonica Brasil SA ADR	1,515,781	0.6
478,046		Tim Participacoes SA	2,436,963	1.0
111,700		Tim Participacoes SA ADR	2,839,414	1.2
60,300		Vale SA ADR	965,403	0.4
38,853		Vale SA Pref ADR	568,808	0.2
1,182,707		Other Securities(a)	10,570,444	4.4
			35,223,107	14.5
		Chile: 0.4%
38,900		Other Securities	1,063,633	0.4
		China: 20.3%
27,600	@	Baidu.com ADR	4,440,840	1.8
5,855,000		Bank of China Ltd.	2,749,020	1.1
5,982,000		China Construction Bank	4,654,159	1.9
926,976		China Merchants Bank Co., Ltd.	1,843,193	0.8
28,279		China Mobile Ltd. ADR	1,471,074	0.6
308,000		China Mobile Ltd.	3,200,628	1.3
3,999,850		China Petroleum & Chemical Corp.	3,237,909	1.3
4,100		CNOOC Ltd. ADR	829,471	0.4
1,282,000		CNOOC Ltd.	2,607,552	1.1
6,135,000		Industrial and Commercial Bank of China Ltd.	4,300,795	1.8
222,500		Ping An Insurance Group Co. of China Ltd.	1,754,470	0.7
32,000	@	Sohu.com, Inc.	2,142,720	0.9
188,000		Tsingtao Brewery Co., Ltd.	1,539,618	0.6
10,868,038		Other Securities(a)	14,650,991	6.0
			49,422,440	20.3
		Hong Kong: 0.3%
3,357,000		Other Securities	657,995	0.3
Shares			Value	Percentage of Net Assets
		Hungary: 0.5%
60,950		Other Securities	$1,264,419	0.5
		India: 6.7%
130,330		Housing Development Finance Corp.	1,810,975	0.8
41,560		Infosys Ltd. ADR	2,205,174	0.9
151,506		Reliance Industries Ltd.	2,254,249	0.9
79,038	#	Reliance Industries Ltd. GDR	2,355,944	1.0
60,640		Tata Motors Ltd. ADR	1,899,245	0.8
815,743		Other Securities	5,669,412	2.3
			16,194,999	6.7
		Indonesia: 1.3%
7,496,000		Telekomunikasi Indonesia Persero Tbk PT	1,559,248	0.7
6,798,000		Other Securities	1,512,067	0.6
			3,071,315	1.3
		Israel: 0.9%
61,800		Teva Pharmaceutical Industries Ltd. ADR	2,292,162	0.9
		Macau: 0.7%
486,000		SJM Holdings Ltd.	1,571,412	0.7
		Malaysia: 0.3%
1,105,587		Other Securities	819,193	0.3
		Mexico: 3.8%
256,838		Grupo Financiero Banorte	1,644,110	0.7
87,500		Grupo Televisa SAB ADR	2,663,500	1.1
1,123,847		Other Securities(a)	4,996,672	2.0
			9,304,282	3.8
		Poland: 2.5%
139,740		Powszechna Kasa Oszczednosci Bank Polski S.A.	1,851,128	0.7
10,610		Powszechny Zaklad Ubezpieczen SA	1,613,913	0.7
552,199		Other Securities	2,714,475	1.1
			6,179,516	2.5
		Qatar: 0.2%
11,370		Other Securities	498,218	0.2

See Accompanying Notes to Financial Statements
54

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Russia: 9.3%
180,400		Gazprom OAO ADR	$1,688,544	0.7
73,851		Lukoil OAO ADR	4,836,787	2.0
128,092		Mobile Telesystems OJSC ADR	2,796,606	1.2
396,960		Rosneft Oil Co. GDR	3,131,919	1.3
364,865		Sberbank of Russia ADR	4,659,326	1.9
37,144		Tatneft ADR	1,525,800	0.6
198,347		Other Securities(a)	3,931,905	1.6
			22,570,887	9.3
		South Africa: 3.9%
505,100		FirstRand Ltd.	1,813,304	0.8
551,731		Other Securities	7,639,646	3.1
			9,452,950	3.9
		South Korea: 18.7%
11,671		Hyundai Motor Co.	2,780,544	1.1
54,200		KB Financial Group, Inc. ADR	2,103,502	0.9
6,376		KCC Corp.	2,556,920	1.1
32,832		Kia Motors Corp.	1,907,579	0.8
23,613		KT&G Corp.	1,725,201	0.7
1,035	@	Lotte Chilsung Beverage Co., Ltd.	1,537,201	0.6
4,428		Samsung Electronics Co., Ltd.	6,106,474	2.5
11,196		Samsung Electronics Co., Ltd. GDR	7,759,727	3.2
11,186		SK Telecom Co., Ltd.	2,437,656	1.0
129,900	L	SK Telecom Co., Ltd. ADR	3,179,952	1.3
458,361		Other Securities(a)	13,411,713	5.5
			45,506,469	18.7
		Taiwan: 8.4%
24,729		Hon Hai Precision Industry Co., Ltd. GDR	122,706	0.1
959,040		Hon Hai Precision Industry Co., Ltd.	2,438,163	1.0
676,000		Taiwan Semiconductor Manufacturing Co., Ltd.	2,491,442	1.0
255,701		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,707,455	1.9
781,340		Uni-President Enterprises Corp.	1,487,929	0.6
6,073,865		Other Securities	9,144,683	3.8
			20,392,378	8.4
		Thailand: 1.0%
721,600		Other Securities	2,485,203	1.0
Shares			Value	Percentage of Net Assets
		Turkey: 2.4%
1,203,015		Other Securities	$5,878,275	2.4
		United Arab Emirates: 0.7%
215,102		Other Securities	1,618,683	0.7
		United Kingdom: 0.2%
148,310		Other Securities	481,293	0.2
		United States: 1.3%
96,800	@	Yahoo!, Inc.	3,187,624	1.3
		Total Common Stock (Cost $222,819,088)	240,596,324	98.9
Principal Amount†
SHORT-TERM INVESTMENTS: 4.2%
		Securities Lending Collateralcc(1): 4.2%
$2,399,142		Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $2,399,149, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,447,125, due 11/15/13-07/18/33)	$2,399,142	1.0
505,063		Credit Suisse Securities, Repurchase Agreement dated 10/31/13, 0.08%, due 11/01/13 (Repurchase Amount $505,064, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $515,165, due 02/15/18-11/15/40)	505,063	0.2

See Accompanying Notes to Financial Statements
55

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
$2,399,142	Deutsche Bank AG, Repurchase Agreement dated 10/31/13, 0.12%, due 11/01/13 (Repurchase Amount $2,399,150, collateralized by various U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $2,447,125, due 07/01/25-11/01/47)	$2,399,142	1.0
2,399,142	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $2,399,149, collateralized by various U.S. Government Agency Obligations, 3.000%-3.500%, Market Value plus accrued interest $2,447,125, due 09/20/42-05/20/43)	2,399,142	1.0
2,399,142	Nomura Securities, Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $2,399,149, collateralized by various U.S. Government Agency Obligations, 1.622%-6.592%, Market Value plus accrued interest $2,447,125, due 10/01/17-11/01/43)	2,399,142	1.0
		10,101,631	4.2
	Total Short-Term Investments (Cost $10,101,631)	10,101,631	4.2
	Total Investments in Securities (Cost $232,920,719)	$250,697,955	103.1
	Liabilities in Excess of Other Assets	(7,529,006)	(3.1)
	Net Assets	$243,168,949	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2013.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $234,950,515.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,031,484
Gross Unrealized Depreciation	(13,284,044)
Net Unrealized Appreciation	$15,747,440
Sector Diversification	Percentage of Net Assets
Financials	22.7%
Information Technology	20.0
Energy	13.4
Telecommunication Services	12.4
Consumer Discretionary	10.1
Consumer Staples	9.6
Materials	5.7
Industrials	3.9
Health Care	1.1
Short-Term Investments	4.2
Liabilities in Excess of Other Assets	(3.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
56

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,459,871	$—	$—	$1,459,871
Brazil	30,724,173	4,498,934	—	35,223,107
Chile	301,597	762,036	—	1,063,633
China	12,814,251	36,608,189	—	49,422,440
Hong Kong	—	657,995	—	657,995
Hungary	—	1,264,419	—	1,264,419
India	5,257,968	10,937,031	—	16,194,999
Indonesia	—	3,071,315	—	3,071,315
Israel	2,292,162	—	—	2,292,162
Macau	—	1,571,412	—	1,571,412
Malaysia	—	819,193	—	819,193
Mexico	9,304,282	—	—	9,304,282
Poland	981,117	5,198,399	—	6,179,516
Qatar	498,218	—	—	498,218
Russia	10,283,228	12,287,659	—	22,570,887
South Africa	1,279,090	8,173,860	—	9,452,950
South Korea	10,362,360	35,144,109	—	45,506,469
Taiwan	4,830,161	15,562,217	—	20,392,378
Thailand	—	2,485,203	—	2,485,203
Turkey	714,748	5,163,527	—	5,878,275
United Arab Emirates	—	1,618,683	—	1,618,683
United Kingdom	—	481,293	—	481,293
United States	3,187,624	—	—	3,187,624
Total Common Stock	94,290,850	146,305,474	—	240,596,324
Short-Term Investments	—	10,101,631	—	10,101,631
Total Investments, at fair value	$94,290,850	$156,407,105	$—	$250,697,955

(1)  For the year ended October 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund's policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2013, securities valued at $4,783,167 and $3,862,514 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(111,713)
Total	$(111,713)

See Accompanying Notes to Financial Statements
57

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2013

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Australia: 0.7%
59,716	Other Securities	$564,899	0.7
	Belgium: 0.5%
14,564	Other Securities	398,495	0.5
	Brazil: 0.5%
42,214	Other Securities	378,660	0.5
	Canada: 4.5%
9,109	Canadian Imperial Bank of Commerce	774,918	1.1
24,040	Cenovus Energy, Inc.	714,295	1.0
31,332	Shaw Communications, Inc. - Class B	749,456	1.0
26,554	Other Securities	1,116,141	1.4
		3,354,810	4.5
	China: 1.0%
224,000	BOC Hong Kong Holdings Ltd.	731,546	1.0
	France: 8.3%
10,741	BNP Paribas	792,400	1.0
7,129	Casino Guichard Perrachon S.A.	801,338	1.1
14,656	Cie de Saint-Gobain	769,298	1.0
23,937	Eutelsat Communications	757,080	1.0
29,834	Gaz de France	739,402	1.0
10,995	Sanofi	1,172,327	1.6
12,773	Vinci S.A.	817,299	1.1
6,119	Other Securities	401,273	0.5
		6,250,417	8.3
	Germany: 4.3%
15,360	Deutsche Bank AG	742,339	1.0
9,181	Siemens AG	1,173,265	1.6
57,123	Other Securities	1,290,031	1.7
		3,205,635	4.3
	Hong Kong: 0.5%
54,000	Other Securities	375,771	0.5
	Israel: 1.0%
90,533	Israel Chemicals Ltd.	748,463	1.0
	Italy: 1.6%
31,936	ENI S.p.A.	810,760	1.1
18,064	Other Securities	422,320	0.5
		1,233,080	1.6
Shares			Value	Percentage of Net Assets
		Japan: 7.9%
113,800		Mitsubishi UFJ Financial Group, Inc.	$724,709	1.0
15,500		Takeda Pharmaceutical Co., Ltd.	738,646	1.0
226,600		Other Securities	4,493,512	5.9
			5,956,867	7.9
		Netherlands: 2.4%
46,800		ArcelorMittal	737,132	1.0
33,101		Royal Dutch Shell PLC	1,102,628	1.4
			1,839,760	2.4
		Singapore: 2.0%
249,000		Singapore Telecommunications Ltd.	756,159	1.0
44,000		United Overseas Bank Ltd.	736,851	1.0
			1,493,010	2.0
		South Korea: 0.5%
16,959		Other Securities(a)	415,156	0.5
		Sweden: 1.4%
86,261		Other Securities	1,072,213	1.4
		Switzerland: 7.0%
24,353		Credit Suisse Group	757,572	1.0
14,517		Novartis AG	1,126,847	1.5
2,777		Roche Holding AG – Genusschein	767,939	1.0
8,947		Swiss Re Ltd.	785,392	1.1
4,319		Zurich Insurance Group AG	1,193,441	1.6
78,464		Other Securities	603,549	0.8
			5,234,740	7.0
		Taiwan: 2.6%
59,000		MediaTek, Inc.	806,645	1.1
63,249		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,164,414	1.5
			1,971,059	2.6
		United Kingdom: 10.1%
102,656		BP PLC	796,885	1.1
66,162		HSBC Holdings PLC	725,230	1.0
19,730		Imperial Tobacco Group PLC	736,605	1.0
116,388		J Sainsbury PLC	736,221	1.0
32,876		Petrofac Ltd.	771,063	1.0
97,332		Rexam PLC	810,499	1.1
14,911		Rio Tinto PLC	754,505	1.0
310,890	@	Vodafone Group PLC	1,138,725	1.5
232,029		Other Securities	1,100,905	1.4
			7,570,638	10.1

See Accompanying Notes to Financial Statements
58

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
		United States: 40.9%
16,575		AbbVie, Inc.	$803,059	1.1
6,513		Amgen, Inc.	755,508	1.0
1,514		Apple, Inc.	790,838	1.1
15,815		Bristol-Myers Squibb Co.	830,604	1.1
22,565		CenturyTel, Inc.	764,051	1.0
5,918		Chevron Corp.	709,923	1.0
18,932		Dow Chemical Co.	747,246	1.0
20,789		Eli Lilly & Co.	1,035,708	1.4
13,531		Ensco PLC	780,062	1.0
12,714		ExxonMobil Corp.	1,139,429	1.5
32,918		Freeport-McMoRan Copper & Gold, Inc.	1,210,066	1.6
46,130		General Electric Co.	1,205,838	1.6
31,792		Intel Corp.	776,678	1.0
8,393		Johnson & Johnson	777,276	1.0
14,715		JPMorgan Chase & Co.	758,411	1.0
16,990		Macy's, Inc.	783,409	1.0
7,397		McDonald's Corp.	713,958	1.0
22,978		Metlife, Inc.	1,087,089	1.5
34,243		Microsoft Corp.	1,210,490	1.6
26,737		Northeast Utilities	1,146,750	1.5
7,979		Occidental Petroleum Corp.	766,622	1.0
37,559		Pfizer, Inc.	1,152,310	1.5
10,182		PNC Financial Services Group, Inc.	748,682	1.0
9,404		Procter & Gamble Co.	759,373	1.0
19,562		ProLogis, Inc.	781,502	1.0
32,782		Public Service Enterprise Group, Inc.	1,098,197	1.5
13,800		St. Jude Medical, Inc.	791,982	1.1
21,474	@	Tyco International Ltd.	784,875	1.1
19,153		UGI Corp.	792,360	1.1
3,595		VF Corp.	772,925	1.0
17,993		Wells Fargo & Co.	768,121	1.0
77,358		Other Securities	3,517,198	4.6
			30,760,540	40.9
		Total Common Stock (Cost $62,950,193)	73,555,759	97.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Securities Lending Collateralcc(1): 0.5%
$413,028	JPMorgan Chase & Co., Repurchase Agreement dated 10/31/13, 0.09%, due 11/01/13 (Repurchase Amount $413,029, collateralized by various U.S. Government Securities, 0.750%-3.875%, Market Value plus accrued interest $421,290, due 01/15/25-02/15/42) (Cost $413,028)	$413,028	0.5
	Total Short-Term Investments (Cost $413,028)	413,028	0.5
	Total Investments in Securities (Cost $63,363,221)	$73,968,787	98.2
	Assets in Excess of Other Liabilities	1,319,895	1.8
	Net Assets	$75,288,682	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of October 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $63,650,160.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,287,846
Gross Unrealized Depreciation	(969,219)
Net Unrealized Appreciation	$10,318,627

See Accompanying Notes to Financial Statements
59

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	18.6%
Health Care	14.3
Industrials	11.6
Information Technology	11.5
Energy	11.0
Consumer Discretionary	6.9
Materials	6.7
Utilities	6.6
Telecommunication Services	5.7
Consumer Staples	4.8
Short-Term Investments	0.5
Assets in Excess of Other Liabilities	1.8
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$564,899	$—	$564,899
Belgium	—	398,495	—	398,495
Brazil	378,660	—	—	378,660
Canada	3,354,810	—	—	3,354,810
China	—	731,546	—	731,546
France	—	6,250,417	—	6,250,417
Germany	—	3,205,635	—	3,205,635
Hong Kong	—	375,771	—	375,771
Israel	—	748,463	—	748,463
Italy	—	1,233,080	—	1,233,080
Japan	—	5,956,867	—	5,956,867
Netherlands	—	1,839,760	—	1,839,760
Singapore	—	1,493,010	—	1,493,010
South Korea	415,156	—	—	415,156
Sweden	—	1,072,213	—	1,072,213
Switzerland	—	5,234,740	—	5,234,740
Taiwan	1,164,414	806,645	—	1,971,059
United Kingdom	—	7,570,638	—	7,570,638
United States	30,760,540	—	—	30,760,540
Total Common Stock	36,073,580	37,482,179	—	73,555,759
Short-Term Investments	—	413,028	—	413,028
Total Investments, at fair value	$36,073,580	$37,895,207	$—	$73,968,787

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
60

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND  AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Canada: 12.1%
41,800		Alamos Gold, Inc.	$665,898	0.8
91,500		Canadian Natural Resources Ltd.	2,905,125	3.3
40,800	@	Dominion Diamond Corp.	550,965	0.6
53,708		GoldCorp, Inc.	1,365,795	1.5
27,300	@	MEG Energy Corp.	873,736	1.0
49,500		Suncor Energy, Inc.	1,799,325	2.0
40,900		Trican Well Services Ltd.	574,675	0.6
252,714		Other Securities	2,073,290	2.3
			10,808,809	12.1
		France: 1.1%
9,114		Technip S.A.	954,592	1.1
		Netherlands: 1.0%
12,973		Royal Dutch Shell PLC – Class A ADR	864,780	1.0
		Norway: 0.9%
34,700		Statoil ASA ADR	819,961	0.9
		United Kingdom: 2.1%
21,495		Rio Tinto PLC	1,087,659	1.2
34,646		Other Securities	835,690	0.9
			1,923,349	2.1
		United States: 80.8%
39,300		Anadarko Petroleum Corp.	3,744,897	4.2
11,284	@	Antero Resources Corp.	637,433	0.7
61,300	@	Basic Energy Services, Inc.	899,271	1.0
11,200	@	Cameron International Corp.	614,432	0.7
13,600		Celanese Corp.	761,736	0.8
3,500		CF Industries Holdings, Inc.	754,600	0.8
57,767		Chevron Corp.	6,929,729	7.7
6,800		Cimarex Energy Co.	716,380	0.8
42,500	@	Cobalt International Energy, Inc.	986,425	1.1
4,700	@	Concho Resources, Inc.	519,867	0.6
25,700		ConocoPhillips	1,883,810	2.1
37,900		Consol Energy, Inc.	1,383,350	1.5
13,000		Domtar Corp.	1,101,230	1.2
21,400		Energy XXI Bermuda Ltd.	621,884	0.7
19,300		EOG Resources, Inc.	3,443,120	3.8
77,064		ExxonMobil Corp.	6,906,476	7.7
25,900	@	Forum Energy Technologies, Inc.	757,834	0.8
76,681		Freeport-McMoRan Copper & Gold, Inc.	2,818,794	3.1
66,828		Halliburton Co.	3,543,889	4.0
Shares			Value	Percentage of Net Assets
10,900		Hess Corp.	$885,080	1.0
21,400	@	Laredo Petroleum Holdings, Inc.	679,878	0.8
31,000	@	Louisiana-Pacific Corp.	527,310	0.6
33,600		Marathon Oil Corp.	1,184,736	1.3
9,400		Marathon Petroleum Corp.	673,604	0.8
31,900	@	Newfield Exploration Co.	971,355	1.1
34,600	@	Noble Corp.	1,304,420	1.5
53,600		Occidental Petroleum Corp.	5,149,888	5.7
38,900		Patterson-UTI Energy, Inc.	943,714	1.1
34,250		Phillips 66	2,206,727	2.5
3,400		Pioneer Natural Resources Co.	696,252	0.8
16,800		Range Resources Corp.	1,271,928	1.4
31,400	@	Rowan Companies PLC	1,132,912	1.3
12,800		Royal Gold, Inc.	614,912	0.7
78,260		Schlumberger Ltd.	7,334,527	8.2
8,900		SM Energy Co.	788,629	0.9
18,000	@	Southwestern Energy Co.	669,960	0.7
40,000	@	Superior Energy Services	1,073,200	1.2
14,600		Tesoro Corp.	713,794	0.8
20,700	@	Unit Corp.	1,064,187	1.2
246,126		Other Securities	3,481,293	3.9
			72,393,463	80.8
		Total Common Stock (Cost $69,930,591)	87,764,954	98.0
SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 2.1%
1,907,690		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $1,907,690)	1,907,690	2.1
		Total Short-Term Investments (Cost $1,907,690)	1,907,690	2.1
		Total Investments in Securities (Cost $71,838,281)	$89,672,644	100.1
		Liabilities in Excess of Other Assets	(95,500)	(0.1)
		Net Assets	$89,577,144	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of October 31, 2013.

@  Non-income producing security

ADR  American Depositary Receipt

See Accompanying Notes to Financial Statements
61

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

  Cost for federal income tax purposes is $74,033,054.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,499,722
Gross Unrealized Depreciation	(4,860,132)
Net Unrealized Appreciation	$15,639,590
Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	26.0%
Oil & Gas Exploration & Production	19.7
Oil & Gas Equipment & Services	18.1
Materials	4.9
Diversified Metals & Mining	4.7
Energy	4.8
Gold	3.5
Oil & Gas Refining & Marketing	3.3
Oil & Gas	3.3
Oil & Gas Drilling	2.5
Coal & Consumable Fuels	1.7
Paper Products	1.4
Oil & Gas Services	1.1
Retail	0.6
Industrials	0.6
Mining	0.5
Precious Metals & Minerals	0.5
Oil & Gas Storage & Transportation	0.4
Fertilizers & Agricultural Chemicals	0.4
Short-Term Investments	2.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Investments, at fair value
Common Stock
Canada	$10,808,809	$—	$—	$10,808,809
France	—	954,592	—	954,592
Netherlands	864,780	—	—	864,780
Norway	819,961	—	—	819,961
United Kingdom	—	1,923,349	—	1,923,349
United States	72,393,463	—	—	72,393,463
Total Common Stock	84,887,013	2,877,941	—	87,764,954
Short-Term Investments	1,907,690	—	—	1,907,690
Total Investments, at fair value	$86,794,703	$2,877,941	$—	$89,672,644

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
62

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND  AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Brazil: 1.6%
75,051		Other Securities	$672,882	1.6
		Cambodia: 0.4%
168,000		Other Securities	155,139	0.4
		Canada: 5.2%
32,916		Barrick Gold Corp.	638,241	1.5
22,782		GoldCorp, Inc.	579,347	1.4
10,502		Potash Corp. of Saskatchewan	326,612	0.8
11,511		Suncor Energy, Inc.	418,311	1.0
16,345		Other Securities	203,793	0.5
			2,166,304	5.2
		China: 5.9%
103,000		China Resources Enterprise	364,783	0.9
209,000		Golden Eagle Retail Group Ltd.	313,583	0.7
372,000		Guangdong Investment Ltd.	320,234	0.7
1,106,004		Other Securities	1,499,921	3.6
			2,498,521	5.9
		Colombia: 0.6%
11,233		Other Securities	232,385	0.6
		Denmark: 0.7%
1,850		Other Securities	308,122	0.7
		France: 4.4%
17,986		AXA S.A.	448,131	1.1
2,917		LVMH Moet Hennessy Louis Vuitton S.A.	560,053	1.3
5,730		Sanofi	610,953	1.4
2,799		Other Securities	250,635	0.6
			1,869,772	4.4
		Germany: 2.2%
30,118	@,L	Aixtron AG	432,265	1.0
12,003		Other Securities(a)	496,649	1.2
			928,914	2.2
		Hong Kong: 2.3%
1,388,200		Other Securities	982,512	2.3
		India: 2.6%
32,097		Housing Development Finance Corp.	445,997	1.1
99,016		Other Securities	640,402	1.5
			1,086,399	2.6
Shares			Value	Percentage of Net Assets
		Indonesia: 2.6%
11,210,814		Other Securities	$1,089,970	2.6
		Israel: 0.3%
3,469		Other Securities(a)	125,855	0.3
		Japan: 4.9%
10,800		Astellas Pharma, Inc.	602,061	1.4
8,400		Toyota Motor Corp.	544,641	1.3
37,500		Other Securities	924,288	2.2
			2,070,990	4.9
		Malaysia: 0.3%
164,800		Other Securities	139,906	0.3
		Netherlands: 5.9%
16,834		Corbion NV	390,006	0.9
16,552		Royal Dutch Shell PLC	551,364	1.3
83,401	@	Post NL	435,800	1.0
28,315		Unilever NV	1,122,566	2.7
			2,499,736	5.9
		Norway: 0.7%
13,054		Telenor ASA	313,656	0.7
		Peru: 0.6%
1,946		Other Securities	265,824	0.6
		Philippines: 0.3%
43,490		Other Securities	128,367	0.3
		Russia: 0.9%
31,453		Other Securities(a)	380,871	0.9
		Singapore: 1.1%
53,000		Oversea-Chinese Banking Corp.	443,371	1.1
		South Korea: 1.4%
421		Samsung Electronics Co., Ltd.	580,584	1.4
		Switzerland: 4.7%
14,783		Novartis AG	1,147,495	2.7
765		Syngenta AG	308,767	0.8
11,603		Other Securities	502,247	1.2
			1,958,509	4.7
		United Kingdom: 13.6%
28,320		BG Group PLC	577,724	1.4
72,133		BP PLC	559,945	1.3

See Accompanying Notes to Financial Statements
63

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
		United Kingdom (continued)
6,230		British American Tobacco PLC	$343,726	0.8
63,455		HSBC Holdings PLC	695,557	1.7
23,992		Imperial Tobacco Group PLC	895,723	2.1
14,039		Shire PLC	622,500	1.5
53,340		Standard Chartered PLC	1,280,703	3.0
43,962		Telecity Group PLC	537,459	1.3
4,511		Other Securities	228,259	0.5
			5,741,596	13.6
		United States: 34.1%
8,064		Amgen, Inc.	935,424	2.2
1,314		Apple, Inc.	686,368	1.6
1,471		CF Industries Holdings, Inc.	317,148	0.8
12,320		Citigroup, Inc.	600,970	1.4
9,352	@	eBay, Inc.	492,944	1.2
18,757		EMC Corp.	451,481	1.1
3,128	@	Equinix, Inc.	505,109	1.2
920	@	Google, Inc. - Class A	948,134	2.2
7,595		Halliburton Co.	402,763	1.0
12,670		KBR, Inc.	437,622	1.0
4,000		Monsanto Co.	419,520	1.0
7,106		Mosaic Co.	325,810	0.8
3,441		Occidental Petroleum Corp.	330,611	0.8
23,426		Pfizer, Inc.	718,710	1.7
6,179		Qualcomm, Inc.	429,255	1.0
19,355	@	Quanta Services, Inc.	584,714	1.4
5,652		Thermo Fisher Scientific, Inc.	552,653	1.3
13,125	@,L	Universal Display Corp.	418,687	1.0
12,777		Yum! Brands, Inc.	863,981	2.0
98,107		Other Securities	3,940,958	9.4
			14,362,862	34.1
		Total Common Stock (Cost $34,174,948)	41,003,047	97.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc(1): 2.4%
$991,801	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $991,804, collateralized by various U.S. Government Agency Obligations, 3.000%-3.500%, Market Value plus accrued interest $1,011,637, due 09/20/42-05/20/43) (Cost $991,801)	$991,801	2.4
	Total Short-Term Investments (Cost $991,801)	991,801	2.4
	Total Investments in Securities (Cost $35,166,749)	$41,994,848	99.7
	Assets in Excess of Other Liabilities	106,866	0.3
	Net Assets	$42,101,714	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2013.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $35,319,612.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,904,082
Gross Unrealized Depreciation	(2,228,846)
Net Unrealized Appreciation	$6,675,236

See Accompanying Notes to Financial Statements
64

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Information Technology	17.8%
Health Care	16.1
Financials	15.3
Energy	10.8
Consumer Discretionary	10.8
Consumer Staples	9.8
Materials	8.7
Industrials	6.6
Telecommunication Services	0.7
Utilities	0.7
Short-Term Investments	2.4
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Brazil	$672,882	$—	$—	$672,882
Cambodia	—	155,139	—	155,139
Canada	2,166,304	—	—	2,166,304
China	252,935	2,245,586	—	2,498,521
Colombia	232,385	—	—	232,385
Denmark	—	308,122	—	308,122
France	64,123	1,805,649	—	1,869,772
Germany	290,894	638,020	—	928,914
Hong Kong	—	982,512	—	982,512
India	—	1,086,399	—	1,086,399
Indonesia	—	1,089,970	—	1,089,970
Israel	125,855	—	—	125,855
Japan	—	2,070,990	—	2,070,990
Malaysia	—	139,906	—	139,906
Netherlands	—	2,499,736	—	2,499,736
Norway	—	313,656	—	313,656
Peru	265,824	—	—	265,824
Philippines	—	128,367	—	128,367
Russia	177,026	203,845	—	380,871
Singapore	—	443,371	—	443,371
South Korea	—	580,584	—	580,584
Switzerland	—	1,958,509	—	1,958,509
United Kingdom	—	5,741,596	—	5,741,596
United States	14,362,862	—	—	14,362,862
Total Common Stock	18,611,090	22,391,957	—	41,003,047
Short-Term Investments	—	991,801	—	991,801
Total Investments, at fair value	$18,611,090	$23,383,758	$—	$41,994,848

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
65

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF OCTOBER 31, 2013

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.2%
	Argentina: 0.2%
6,900	Other Securities	$928,982	0.2
	Austria: 0.5%
57,028	Other Securities	2,002,250	0.5
	Belgium: 0.4%
33,811	Other Securities	1,610,052	0.4
	Brazil: 0.8%
192,183	Other Securities	3,417,412	0.8
	Canada: 3.6%
44,011	Canadian National Railway Co.	4,835,237	1.2
71,840	Tim Hortons, Inc.	4,288,421	1.0
146,712	Other Securities	5,729,905	1.4
		14,853,563	3.6
	China: 3.5%
3,478,000	Lenovo Group Ltd.	3,725,651	0.9
4,223,742	Other Securities	10,812,704	2.6
		14,538,355	3.5
	Cyprus: 0.2%
16,500	Other Securities	667,920	0.2
	Denmark: 0.6%
15,128	Other Securities	2,519,608	0.6
	Finland: 0.6%
27,422	Other Securities	2,417,595	0.6
	France: 15.7%
57,256	Air Liquide	7,781,910	1.9
32,927	Atos Origin	2,806,724	0.7
286,853	AXA S.A.	7,147,096	1.7
67,079	BNP Paribas	4,948,648	1.2
49,519	Capgemini S.A.	3,247,370	0.8
32,706	Essilor International SA	3,504,965	0.9
15,580	LVMH Moet Hennessy Louis Vuitton S.A.	2,991,301	0.7
182,743	Rexel SA	4,577,817	1.1
43,592	Sanofi	4,647,937	1.1
76,363	Schneider Electric S.A.	6,425,799	1.6
53,411	Societe Generale	3,017,175	0.7
25,784	Technip S.A.	2,700,592	0.7
276,925	Other Securities	10,450,569	2.6
		64,247,903	15.7
Shares		Value	Percentage of Net Assets
	Germany: 4.1%
16,910	Continental AG	$3,092,292	0.7
65,438	ProSiebenSat.1 Media AG	3,111,068	0.8
138,372	Other Securities	10,676,033	2.6
		16,879,393	4.1
	Hong Kong: 1.6%
928,736	AIA Group Ltd.	4,715,966	1.1
120,361	Other Securities	1,941,670	0.5
		6,657,636	1.6
	India: 0.4%
208,806	Other Securities	1,516,214	0.4
	Italy: 4.7%
265,169	Assicurazioni Generali S.p.A.	6,199,409	1.5
1,361,020	Intesa Sanpaolo S.p.A.	3,376,533	0.8
835,221	Snam Rete Gas S.p.A.	4,303,505	1.1
441,346	Other Securities	5,312,205	1.3
		19,191,652	4.7
	Japan: 20.3%
93,600	Aisin Seiki Co., Ltd.	3,802,446	0.9
130,100	Asahi Group Holdings, Ltd.	3,518,491	0.9
78,800	Dentsu, Inc.	2,977,237	0.7
172,200	Japan Tobacco, Inc.	6,230,831	1.5
318,100	Mitsubishi Electric Corp.	3,496,544	0.8
1,574,865	Mitsubishi UFJ Financial Group, Inc.	10,029,161	2.4
432,600	Nomura Holdings, Inc.	3,195,631	0.8
39,100	Ono Pharmaceutical Co., Ltd.	2,956,357	0.7
188,200	ORIX Corp.	3,259,829	0.8
303,500	Rakuten, Inc.	3,954,496	1.0
145,300	Tokio Marine Holdings, Inc.	4,763,582	1.2
48,885	Toyota Motor Corp.	3,169,615	0.8
1,740,753	Other Securities	31,959,646	7.8
		83,313,866	20.3
	Macau: 0.7%
742,009	Other Securities	2,695,433	0.7
	Malaysia: 0.1%
355,400	Other Securities	301,716	0.1
	Mexico: 0.7%
989,229	Other Securities	2,745,162	0.7

See Accompanying Notes to Financial Statements
66

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Netherlands: 1.6%
17,112		ASML Holding NV	$1,620,303	0.4
12,241		ASML Holding NV- NY REG	1,158,488	0.3
94,859	@	NXP Semiconductor NV	3,995,461	0.9
			6,774,252	1.6
		Norway: 0.3%
31,279		Other Securities	1,242,638	0.3
		Panama: 0.3%
7,890		Other Securities	1,179,871	0.3
		Portugal: 0.5%
126,250		Other Securities	2,137,852	0.5
		Russia: 0.6%
143,730		Other Securities	2,585,354	0.6
		South Korea: 0.5%
1,387		Other Securities	1,912,755	0.5
		Spain: 1.4%
166,828	@	Telefonica S.A.	2,936,071	0.7
273,297		Other Securities	2,698,227	0.7
			5,634,298	1.4
		Sweden: 1.7%
101,651		Assa Abloy AB	5,043,631	1.2
43,435		Other Securities	1,876,908	0.5
			6,920,539	1.7
		Switzerland: 7.8%
166,466		Julius Baer Group Ltd.	8,166,117	2.0
42,957		Roche Holding AG - Genusschein	11,879,132	2.9
212,800		UBS AG - Reg	4,115,780	1.0
77,923		Other Securities	7,745,692	1.9
			31,906,721	7.8
		Taiwan: 1.6%
15,600		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	287,196	0.1
1,651,000		Taiwan Semiconductor Manufacturing Co., Ltd.	6,084,868	1.5
			6,372,064	1.6
		United Arab Emirates: 0.4%
196,355		Other Securities	1,469,373	0.4
Shares		Value	Percentage of Net Assets
	United Kingdom: 16.1%
101,083	AstraZeneca PLC	$5,351,395	1.3
520,390	BAE Systems PLC	3,796,013	0.9
206,323	BG Group PLC	4,208,957	1.0
165,193	CRH PLC	4,028,399	1.0
181,375	Diageo PLC	5,781,821	1.4
187,167	Experian Group Ltd.	3,810,491	0.9
864,458	Kingfisher PLC	5,229,531	1.3
406,152	Rolls-Royce Holdings PLC	7,482,597	1.8
36,903,172	Other Securities	26,423,562	6.5
		66,112,766	16.1
	United States: 4.7%
103,909	Anheuser-Busch InBev Worldwide, Inc.	10,771,633	2.6
114,204	Other Securities	8,504,187	2.1
		19,275,820	4.7
	Total Common Stock (Cost $345,491,672)	394,029,015	96.2
PREFERRED STOCK: 1.0%
	Germany: 1.0%
16,508	Volkswagen AG	4,186,584	1.0
	Total Preferred Stock (Cost $3,792,112)	4,186,584	1.0
	Total Long-Term Investments (Cost $349,283,784)	398,215,599	97.2
SHORT-TERM INVESTMENTS: 2.3%
	Mutual Funds: 2.3%
9,303,873	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $9,303,873)	9,303,873	2.3
	Total Short-Term Investments (Cost $9,303,873)	9,303,873	2.3
	Total Investments in Securities (Cost $358,587,657)	$407,519,472	99.5
	Assets in Excess of Other Liabilities	2,027,275	0.5
	Net Assets	$409,546,747	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of October 31, 2013.

@  Non-income producing security

ADR  American Depositary Receipt

See Accompanying Notes to Financial Statements
67

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

  Cost for federal income tax purposes is $361,076,324.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,411,116
Gross Unrealized Depreciation	(4,967,968)
Net Unrealized Appreciation	$46,443,148
Sector Diversification	Percentage of Net Assets
Financials	25.1%
Consumer Discretionary	16.5
Industrials	14.9
Health Care	10.9
Consumer Staples	9.8
Information Technology	9.3
Materials	4.5
Energy	4.1
Telecommunication Services	1.5
Utilities	0.6
Short-Term Investments	2.3
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Argentina	$928,982	$—	$—	$928,982
Austria	—	2,002,250	—	2,002,250
Belgium	—	1,610,052	—	1,610,052
Brazil	2,192,410	1,225,002	—	3,417,412
Canada	14,853,563	—	—	14,853,563
China	3,422,303	11,116,052	—	14,538,355
Cyprus	667,920	—	—	667,920
Denmark	—	2,519,608	—	2,519,608
Finland	—	2,417,595	—	2,417,595
France	4,577,817	59,670,086	—	64,247,903
Germany	—	16,879,393	—	16,879,393
Hong Kong	—	6,657,636	—	6,657,636
India	—	1,516,214	—	1,516,214
Italy	—	19,191,652	—	19,191,652
Japan	—	83,313,866	—	83,313,866
Macau	—	2,695,433	—	2,695,433
Malaysia	—	301,716	—	301,716
Mexico	2,745,162	—	—	2,745,162
Netherlands	5,153,949	1,620,303	—	6,774,252
Norway	1,242,638	—	—	1,242,638
Panama	1,179,871	—	—	1,179,871
Portugal	—	2,137,852	—	2,137,852
Russia	2,585,354	—	—	2,585,354
South Korea	—	1,912,755	—	1,912,755
Spain	—	5,634,298	—	5,634,298
Sweden	—	6,920,539	—	6,920,539
Switzerland	—	31,906,721	—	31,906,721
Taiwan	287,196	6,084,868	—	6,372,064
United Arab Emirates	1,469,373	—	—	1,469,373

See Accompanying Notes to Financial Statements
68

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
United Kingdom	$1,454,868	$64,657,898	$—	$66,112,766
United States	8,504,187	10,771,633	—	19,275,820
Total Common Stock	51,265,593	342,763,422	—	394,029,015
Preferred Stock	—	4,186,584	—	4,186,584
Short-Term Investments	9,303,873	—	—	9,303,873
Total Investments, at fair value	$60,569,466	$346,950,006	$—	$407,519,472
Other Financial Instruments+
Forward Foreign Currency Contracts	—	305,858	—	305,858
Total Assets	$60,569,466	$347,255,864	$—	$407,825,330
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(429,527)	$—	$(429,527)
Total Liabilities	$—	$(429,527)	$—	$(429,527)

(1)  For the year ended October 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund's policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2013, securities valued at $2,259,082 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

At October 31, 2013, the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	Japanese Yen	537,749,400	Buy	01/06/14	$5,393,188	$5,471,330	$78,142
State Street Bank	British Pound	1,632,800	Buy	02/18/14	2,548,474	2,615,870	67,396
State Street Bank	British Pound	2,593,600	Buy	02/18/14	4,197,405	4,155,146	(42,259)
State Street Bank	Japanese Yen	358,575,900	Buy	01/06/14	3,584,304	3,648,330	64,026
							$167,305
State Street Bank	EU Euro	4,299,900	Sell	04/28/14	5,936,270	5,839,976	96,294
State Street Bank	British Pound	4,226,400	Sell	02/18/14	6,547,167	6,771,016	(223,849)
State Street Bank	Japanese Yen	1,813,922,500	Sell	01/06/14	18,292,332	18,455,751	(163,419)
							$(290,974)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$305,858
Total Asset Derivatives		$305,858
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$429,527
Total Liability Derivatives		$429,527

See Accompanying Notes to Financial Statements
69

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF OCTOBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,210,603
Total	$1,210,603
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(239,892)
Total	$(239,892)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
70

ING MULTI-MANAGER  SUMMARY PORTFOLIO OF INVESTMENTS
INTERNATIONAL EQUITY FUND   AS OF OCTOBER 31, 2013

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.2%
	Australia: 3.9%
35,096	Cochlear Ltd.	$1,950,001	0.6
1,175,736	Other Securities	11,391,614	3.3
		13,341,615	3.9
	Austria: 0.3%
74,178	Other Securities	908,454	0.3
	Belgium: 0.5%
17,117	Other Securities	1,549,322	0.5
	Brazil: 1.4%
401,346	Other Securities	4,705,658	1.4
	Canada: 1.4%
133,950	Other Securities	4,614,333	1.4
	China: 2.6%
2,255,091	Other Securities(a)	8,910,729	2.6
	Denmark: 2.0%
35,723	Carlsberg A/S	3,568,228	1.0
68,643	Other Securities	3,244,542	1.0
		6,812,770	2.0
	Finland: 1.4%
38,701	Sampo OYJ	1,830,591	0.6
132,844	Other Securities	2,722,603	0.8
		4,553,194	1.4
	France: 7.4%
80,182	AXA S.A.	1,997,778	0.6
58,192	BNP Paribas	4,293,024	1.3
32,086	Sanofi	3,421,125	1.0
21,127	Valeo SA	2,090,087	0.6
254,859	Other Securities	13,395,606	3.9
		25,197,620	7.4
	Germany: 5.4%
37,332	Bayer AG	4,631,138	1.4
16,486	Bayerische Motoren Werke AG	1,865,868	0.5
10,580	Merck KGaA	1,759,997	0.5
174,173	Other Securities	10,064,420	3.0
		18,321,423	5.4
	Greece: 0.1%
222,003	Other Securities	463,430	0.1
Shares		Value	Percentage of Net Assets
	Hong Kong: 2.3%
1,770,400	Other Securities	$7,728,324	2.3
	India: 1.0%
427,786	Other Securities	3,339,878	1.0
	Indonesia: 0.1%
1,585,500	Other Securities	376,312	0.1
	Ireland: 0.7%
160,921	Other Securities	2,449,828	0.7
	Israel: 0.2%
126,604	Other Securities(a)	555,792	0.2
	Italy: 2.1%
118,800	ENI S.p.A.	3,015,980	0.9
189,609	Other Securities	3,949,397	1.2
		6,965,377	2.1
	Japan: 16.2%
121,200	Asahi Group Holdings, Ltd.	3,277,795	1.0
106,000	Daiwa House Industry Co., Ltd.	2,123,581	0.6
34,400	Don Quijote Co., Ltd.	2,289,887	0.7
88,900	Japan Tobacco, Inc.	3,216,730	1.0
98,000	Mitsui Sumitomo Insurance Group Holdings, Inc.	2,534,021	0.7
67,700	Olympus Corp.	2,165,819	0.6
132,200	Rakuten, Inc.	1,722,519	0.5
62,600	Seven & I Holdings Co., Ltd.	2,316,741	0.7
72,900	Sumitomo Mitsui Financial Group, Inc.	3,523,687	1.0
1,883,600	Other Securities	31,755,884	9.4
		54,926,664	16.2
	Malaysia: 0.1%
500,800	Other Securities	460,116	0.1
	Mexico: 0.1%
76,000	Other Securities	351,876	0.1
	Netherlands: 2.7%
40,328	European Aeronautic Defence and Space Co. NV	2,763,469	0.8
124,569	Royal Dutch Shell PLC - Class A	4,148,781	1.2

See Accompanying Notes to Financial Statements
71

ING MULTI-MANAGER  SUMMARY PORTFOLIO OF INVESTMENTS
INTERNATIONAL EQUITY FUND   AS OF OCTOBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Netherlands (continued)
15,385	Royal Dutch Shell PLC - Class B	$532,633	0.2
23,696	Other Securities	1,597,142	0.5
		9,042,025	2.7
	New Zealand: 0.4%
344,174	Other Securities	1,278,886	0.4
	Norway: 0.4%
92,010	Other Securities	1,485,830	0.4
	Oman: 0.0%
32,770	Other Securities	50,900	0.0
	Philippines: 0.4%
2,659,500	Other Securities	1,484,426	0.4
	Qatar: 0.1%
6,916	Other Securities	315,400	0.1
	Russia: 0.2%
44,256	Other Securities	565,149	0.2
	Singapore: 0.5%
107,775	United Overseas Bank Ltd.	1,804,866	0.5
	South Africa: 0.9%
349,160	Other Securities	3,187,241	0.9
	South Korea: 1.2%
492	Samsung Electronics Co., Ltd.	678,497	0.2
3,413	Samsung Electronics Co., Ltd. GDR	2,365,483	0.7
2,540	Other Securities	1,001,253	0.3
		4,045,233	1.2
	Spain: 2.5%
185,776	Distribuidora Internacional de Alimentacion SA	1,693,722	0.5
30,793	Red Electrica de Espana	1,917,324	0.5
219,065	Other Securities(a)	4,975,252	1.5
		8,586,298	2.5
	Sweden: 5.1%
51,854	Assa Abloy AB	2,572,847	0.7
76,760	Atlas Copco AB - Class B	1,907,388	0.6
71,510	Kinnevik Investment AB	2,631,868	0.8
Shares			Value	Percentage of Net Assets
71,759		Svenska Handelsbanken AB	$3,245,412	0.9
341,063		Other Securities	7,020,038	2.1
			17,377,553	5.1
		Switzerland: 8.1%
43,072		Nestle S.A.	3,109,107	0.9
65,260		Novartis AG	5,065,650	1.5
13,087		Roche Holding AG - Genusschein	3,619,019	1.1
564,522		Other Securities	15,672,579	4.6
			27,466,355	8.1
		Taiwan: 1.0%
236,000		Taiwan Semiconductor Manufacturing Co., Ltd.	869,793	0.3
58,100		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,069,621	0.3
335,986		Other Securities(a)	1,291,437	0.4
			3,230,851	1.0
		Thailand: 0.3%
1,301,500		Other Securities	953,271	0.3
		Turkey: 0.6%
479,719		Other Securities	2,015,730	0.6
		United Arab Emirates: 0.2%
33,915		Other Securities	573,163	0.2
		United Kingdom: 20.6%
22,103	@	ASOS PLC	2,009,329	0.6
238,896		BG Group PLC	4,873,442	1.4
65,325		BHP Billiton PLC	2,015,847	0.6
33,537		British American Tobacco PLC	1,850,327	0.6
97,000		Hargreaves Lansdown PLC	1,847,894	0.5
213,955		HSBC Holdings PLC	2,345,252	0.7
240,750		Informa PLC	2,156,758	0.6
35,333		Intertek Group PLC	1,885,004	0.6
42,090		Johnson Matthey PLC	2,025,528	0.6
1,834,505	@	Lloyds TSB Group PLC	2,268,930	0.7
172,487		Prudential PLC	3,527,517	1.0
260,833		Rexam PLC	2,171,998	0.6
53,330		Rightmove PLC	2,266,238	0.7
144,528		Standard Chartered PLC	3,470,144	1.0
78,552		Unilever PLC	3,185,392	0.9
601,305	@	Vodafone Group PLC	2,202,454	0.7
7,170,191		Other Securities(a)	29,800,557	8.8
			69,902,611	20.6

See Accompanying Notes to Financial Statements
72

ING MULTI-MANAGER  SUMMARY PORTFOLIO OF INVESTMENTS
INTERNATIONAL EQUITY FUND   AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
		United States: 2.8%
31,669		Anheuser-Busch InBev Worldwide, Inc.	$3,282,939	1.0
4,440	@,X	Peixe Urbano, Inc.	22,111	0.0
92,214		Other Securities	6,120,041	1.8
			9,425,091	2.8
		Total Common Stock (Cost $277,998,252)	329,323,594	97.2
PREFERRED STOCK: 0.3%
		Brazil: 0.1%
23,700		Other Securities	341,503	0.1
		Germany: 0.2%
2,751		Other Securities	697,680	0.2
		United States: 0.0%
911	@,X	Peixe Urbano, Inc.	4,537	0.0
		Total Preferred Stock (Cost $879,908)	1,043,720	0.3
		Total Long-Term Investments (Cost $278,878,160)	330,367,314	97.5
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
		Securities Lending Collateralcc(1): 1.0%
$536,377		BNP Paribas Bank, Repurchase Agreement dated 10/31/13, 0.09%, due 11/01/13 (Repurchase Amount $536,378, collateralized by various U.S. Government Securities, 0.250%-3.125%, Market Value plus accrued interest $547,105, due 02/28/14-02/15/43)	536,377	0.1
Principal Amount†		Value	Percentage of Net Assets
$1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%-7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14-10/01/43)	$1,000,000	0.3
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 10/31/13, 0.12%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $1,020,000, due 07/01/25-11/01/47)	1,000,000	0.3
1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,020,002, due 11/15/13-04/01/43)	1,000,000	0.3
		3,536,377	1.0
Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 0.2%
642,812	T. Rowe Price Reserve Investment Fund, 0.041%†† (Cost $642,812)	642,812	0.2

See Accompanying Notes to Financial Statements
73

ING MULTI-MANAGER  SUMMARY PORTFOLIO OF INVESTMENTS
INTERNATIONAL EQUITY FUND   AS OF OCTOBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
3,264,646	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,264,646)	$3,264,646	1.0
	Total Short-Term Investments (Cost $7,443,835)	7,443,835	2.2
	Total Investments in Securities (Cost $286,321,995)	$337,811,149	99.7
	Assets in Excess of Other Liabilities	862,025	0.3
	Net Assets	$338,673,174	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of October 31, 2013.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $288,999,547.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,730,978
Gross Unrealized Depreciation	(6,919,376)
Net Unrealized Appreciation	$48,811,602
Sector Diversification	Percentage of Net Assets
Financials	23.2%
Consumer Discretionary	16.9
Industrials	14.7
Consumer Staples	11.3
Health Care	10.4
Energy	6.4
Information Technology	5.4
Materials	5.2
Telecommunication Services	2.5
Utilities	1.5
Short-Term Investments	2.2
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$876,712	$12,464,903	$—	$13,341,615
Austria	908,454	—	—	908,454
Belgium	—	1,549,322	—	1,549,322
Brazil	3,832,065	873,593	—	4,705,658
Canada	4,614,333	—	—	4,614,333
China	3,108,710	5,802,019	—	8,910,729
Denmark	—	6,812,770	—	6,812,770
Finland	—	4,553,194	—	4,553,194
France	1,488,562	23,709,058	—	25,197,620
Germany	1,526,225	16,795,198	—	18,321,423
Greece	—	463,430	—	463,430
Hong Kong	—	7,728,324	—	7,728,324
India	399,361	2,940,517	—	3,339,878
Indonesia	—	376,312	—	376,312
Ireland	989,137	1,460,691	—	2,449,828
Israel	555,792	—	—	555,792
Italy	—	6,965,377	—	6,965,377
Japan	—	54,926,664	—	54,926,664
Malaysia	—	460,116	—	460,116
Mexico	351,876	—	—	351,876
Netherlands	518,076	8,523,949	—	9,042,025
New Zealand	—	1,278,886	—	1,278,886
Norway	90,623	1,395,207	—	1,485,830
Oman	50,900	—	—	50,900

See Accompanying Notes to Financial Statements
74

ING MULTI-MANAGER  SUMMARY PORTFOLIO OF INVESTMENTS
INTERNATIONAL EQUITY FUND   AS OF OCTOBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Philippines	$—	$1,484,426	$—	$1,484,426
Qatar	315,400	—	—	315,400
Russia	565,149	—	—	565,149
Singapore	—	1,804,866	—	1,804,866
South Africa	—	3,187,241	—	3,187,241
South Korea	—	4,045,233	—	4,045,233
Spain	1,279,472	7,306,826	—	8,586,298
Sweden	—	17,377,553	—	17,377,553
Switzerland	—	27,466,355	—	27,466,355
Taiwan	2,017,293	1,213,558	—	3,230,851
Thailand	—	953,271	—	953,271
Turkey	—	2,015,730	—	2,015,730
United Arab Emirates	573,163	—	—	573,163
United Kingdom	3,090,075	66,812,536	—	69,902,611
United States	6,120,041	3,282,939	22,111	9,425,091
Total Common Stock	33,271,419	296,030,064	22,111	329,323,594
Preferred Stock	341,503	697,680	4,537	1,043,720
Short-Term Investments	3,907,458	3,536,377	—	7,443,835
Total Investments, at fair value	$37,520,380	$300,264,121	$26,648	$337,811,149
Other Financial Instruments+
Forward Foreign Currency Contracts	—	28,480	—	28,480
Total Assets	$37,520,380	$300,292,601	$26,648	$337,839,629
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(63,322)	$—	$(63,322)
Total Liabilities	$—	$(63,322)	$—	$(63,322)

(1)  For the year ended October 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund's policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2013, securities valued at $242,708 and $3,704,021 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

At October 31, 2013, the following forward foreign currency contracts were outstanding for the ING Multi-Manager International Equity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Australia and New Zealand Banking Group Limited	Singapore Dollar	1,365,299	Buy	11/18/13	$1,096,133	$1,099,102	$2,969
Citigroup, Inc.	British Pound	63,541	Buy	11/18/13	101,507	101,872	365
Citigroup, Inc.	Australian Dollar	3,902,214	Buy	11/18/13	3,710,116	3,684,812	(25,304)
Credit Suisse Group AG	Swedish Krona	3,744,107	Buy	11/18/13	577,160	577,595	435
Goldman Sachs & Co.	Australian Dollar	165,000	Buy	11/18/13	156,420	155,807	(613)
Goldman Sachs & Co.	EU Euro	235,467	Buy	11/18/13	323,969	319,716	(4,253)
Goldman Sachs & Co.	British Pound	106,414	Buy	11/18/13	171,050	170,608	(442)
Goldman Sachs & Co.	Japanese Yen	21,025,933	Buy	11/18/13	214,879	213,845	(1,034)
National Australia Bank	Japanese Yen	52,074,057	Buy	11/18/13	530,137	529,621	(516)
State Street Bank	EU Euro	178,856	Buy	11/18/13	244,929	242,850	(2,079)
UBS AG	British Pound	147,967	Buy	11/18/13	236,320	237,228	908
Wespac Banking Corp.	British Pound	81,117	Buy	11/18/13	130,040	130,050	10
Wespac Banking Corp.	British Pound	1,111,205	Buy	11/18/13	1,770,783	1,781,532	10,749
Wespac Banking Corp.	Norwegian Krone	1,114,303	Buy	11/18/13	185,512	187,086	1,574
							$(17,231)

See Accompanying Notes to Financial Statements
75

ING MULTI-MANAGER  SUMMARY PORTFOLIO OF INVESTMENTS
INTERNATIONAL EQUITY FUND   AS OF OCTOBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Japanese Yen	161,891,014	Sell	11/05/13	$1,647,900	$1,646,413	$1,487
Citigroup, Inc.	Canadian Dollar	252,887	Sell	11/18/13	244,084	242,455	1,629
Citigroup, Inc.	Hong Kong Sar Dollar	9,079,724	Sell	11/18/13	1,170,899	1,171,166	(267)
Credit Suisse Group AG	Swiss Franc	1,488,989	Sell	11/18/13	1,627,580	1,641,182	(13,602)
Credit Suisse Group AG	EU Euro	96,602	Sell	11/18/13	130,727	131,166	(439)
Credit Suisse Group AG	British Pound	81,961	Sell	11/18/13	130,685	131,403	(718)
Goldman Sachs & Co.	Swiss Franc	165,000	Sell	11/18/13	183,727	181,865	1,862
National Australia Bank	British Pound	33,676	Sell	11/18/13	54,459	53,991	468
National Australia Bank	Swedish Krona	809,481	Sell	11/18/13	127,240	124,877	2,363
State Street Bank	EU Euro	1,160,045	Sell	11/18/13	1,569,242	1,575,106	(5,864)
State Street Bank	Japanese Yen	218,858,120	Sell	11/18/13	2,218,594	2,225,903	(7,309)
Toronto-Dominion Bank	British Pound	134,088	Sell	11/18/13	215,145	214,977	168
UBS AG	EU Euro	110,129	Sell	11/18/13	148,651	149,533	(882)
Wespac Banking Corp.	Swedish Krona	1,765,878	Sell	11/18/13	274,370	272,418	1,952
Merrill Lynch	Japanese Yen	160,235,818	Sell	12/03/13	1,631,110	1,629,569	1,541
							$(17,611)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$28,480
Total Asset Derivatives		$28,480
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$63,322
Total Liability Derivatives		$63,322

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$8,939	$8,939
Foreign exchange contracts	(735,601)	—	(735,601)
Total	$(735,601)	$8,939	$(726,662)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$—	$—
Foreign exchange contracts	(34,842)	—	(34,842)
Total	$(34,842)	$—	$(34,842)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
76

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended October 31, 2013 were as follows:

Fund Name	Type	Per Share Amount
ING Emerging Markets Equity Dividend Fund
Class A	NII	$0.2157
Class B	NII	$0.0838
Class C	NII	$0.0956
Class I	NII	$0.2651
Class O	NII	$0.2177
Class W	NII	$0.2878
ING Emerging Markets Equity Fund
Class A	NII	$0.0116
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0186
Class R	NII	$—
Class W	NII	$0.0188
All Classes	STCG	$0.0196
All Classes	LTCG	$0.1299
ING Global Equity Dividend Fund
Class A	NII	$0.2258
Class B	NII	$0.1309
Class C	NII	$0.1401
Class I	NII	$0.2718
Class O	NII	$0.2265
Class W	NII	$0.2531
Fund Name	Type	Per Share Amount
ING Global Natural Resources Fund
Class A	NII	$0.0125
Class I	NII	$0.0548
Class W	NII	$0.0217
ING Global Opportunities Fund
Class A	NII	$0.0585
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.1082
Class W	NII	$0.0928
ING International Core Fund
Class I	NII	$0.1328
Class W	NII	$0.1328
ING Multi-Manager International Equity Fund
Class I	NII	$0.1660

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended October 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Emerging Markets Equity Dividend	0.48%
Emerging Markets Equity	6.74%
Global Equity Dividend	77.98%
Global Natural Resources	100.00%
Global Opportunities	83.94%
International Core	0.47%
Multi-Manager International Equity	0.99%

For the year ended October 31, 2013, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Emerging Markets Equity Dividend	65.66%
Emerging Markets Equity	100.00%
Global Equity Dividend	100.00%
Global Natural Resources	100.00%
Global Opportunities	100.00%
International Core	100.00%
Multi-Manager International Equity	100.00%

The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Emerging Markets Equity	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets Equity Dividend	$78,810	$0.0502	100.00%
Emerging Markets Equity	$571,693	$0.0277	100.00%
Global Equity Dividend	$80,953	$0.0139	59.19%
Global Opportunities	$38,516	$0.0147	78.79%
International Core	$690,866	$0.0187	92.52%
Multi-Manager International Equity	$231,769	$0.0081	72.70%

*  None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

77

TAX INFORMATION (UNAUDITED) (CONTINUED)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

78

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Mutual Funds Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2  To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3  To approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund and ING Global Opportunities Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4  To elect 13 nominees to the Board of Trustees (the "Board") of the Trust.

5  To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

6  To approve a manager-of-managers policy with respect to ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund and ING Global Opportunities Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders.

7  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Equity Dividend Fund	1	*	540,998.919	22,721.786	54,369.694	348,486.760	966,577.159
ING Emerging Markets Equity Dividend Fund	3	*	541,556.559	23,614.925	52,918.915	348,486.760	966,577.159
ING Emerging Markets Equity Dividend Fund	5	*	537,827.095	27,439.445	52,823.609	348,487.010	966,577.159
ING Emerging Markets Equity Dividend Fund	7	*	528,075.438	34,946.374	55,068.587	348,486.760	966,577.159

*  Proposals deferred; adjourned to June 13, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Equity Fund	1	**	15,399,500.500	434,517.610	469,287.128	1,675,539.744	17,978,844.982
ING Emerging Markets Equity Fund	7	**	15,020,345.472	795,494.871	487,465.145	1,675,539.494	17,978,844.982

**  Proposals passed

79

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Equity Dividend Fund	1	*	1,602,761.620	165,886.456	231,474.500	971,569.763	2,971,692.339
ING Global Equity Dividend Fund	3	*	1,598,636.811	161,798.466	239,687.299	971,569.763	2,971,692.339
ING Global Equity Dividend Fund	5	*	1,592,496.517	166,244.888	241,381.171	971,569.763	2,971,692.339
ING Global Equity Dividend Fund	6	*	1,563,320.368	200,873.454	235,928.754	971,569.763	2,971,692.339
ING Global Equity Dividend Fund	7	*	1,557,870.516	210,530.049	231,722.011	971,569.763	2,971,692.339

*  Proposals deferred; adjourned to June 13, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Natural Resources Fund	1	*	4,053,272.222	438,990.586	385,879.240	1,082,917.756	5,961,059.804
ING Global Natural Resources Fund	2	*	4,024,537.311	454,721.981	398,882.756	1,082,917.756	5,961,059.804
ING Global Natural Resources Fund	7	*	3,886,152.252	650,443.042	341,546.754	1,082,917.756	5,961,059.804

*  Proposals deferred; adjourned to June 13, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Opportunities Fund	1	*	789,145.720	40,659.064	57,757.673	539,451.282	1,427,013.739
ING Global Opportunities Fund	3	*	788,670.080	40,328.910	58,563.467	539,451.282	1,427,013.739
ING Global Opportunities Fund	5	*	787,601.680	44,938.494	55,022.283	539,451.282	1,427,013.739
ING Global Opportunities Fund	7	*	765,151.999	69,001.448	53,409.009	539,451.283	1,427,013.739

*  Proposals deferred; adjourned to June 13, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Core Fund	1	**	42,444,488.851	797.520	3,966.604	247,203.910	42,696,456.885
ING International Core Fund	7	**	42,442,396.406	2,997.640	3,858.929	247,203.910	42,696,456.885

**  Proposals passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Multi-Manager International Equity Fund	1	**	15,696,926.392	0.000	0.000	0.000	15,696,926.392
ING Multi-Manager International Equity Fund	7	**	15,696,926.392	0.000	0.000	0.000	15,696,926.392

**  Proposals passed

80

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

ING Mutual Funds

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4	***	369,145,269.643	7,159,555.018	0.000	0.000	376,304,824.661
John V. Boyer	4	***	369,225,394.696	7,079,429.965	0.000	0.000	376,304,824.661
Patricia W. Chadwick	4	***	369,201,836.668	7,102,987.993	0.000	0.000	376,304,824.661
Albert E. DePrince, Jr.	4	***	369,101,151.337	7,203,673.324	0.000	0.000	376,304,824.661
Peter S. Drotch	4	***	369,082,028.713	7,222,795.948	0.000	0.000	376,304,824.661
J. Michael Earley	4	***	369,209,814.211	7,095,010.450	0.000	0.000	376,304,824.661
Martin J. Gavin****	4	***	369,158,217.819	7,146,606.842	0.000	0.000	376,304,824.661
Russell H. Jones	4	***	369,212,001.484	7,092,823.177	0.000	0.000	376,304,824.661
Patrick W. Kenny	4	***	369,193,742.131	7,111,082.530	0.000	0.000	376,304,824.661
Shaun P. Mathews	4	***	369,237,276.900	7,067,547.761	0.000	0.000	376,304,824.661
Joseph E. Obermeyer	4	***	369,164,809.983	7,140,014.678	0.000	0.000	376,304,824.661
Sheryl K. Pressler	4	***	369,157,841.308	7,146,983.353	0.000	0.000	376,304,824.661
Roger B. Vincent	4	***	369,164,261.778	7,140,562.883	0.000	0.000	376,304,824.661

***  Proposal passed

****  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of the ING Mutual Funds Registrant was held June 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2  To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3  To approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund and ING Global Opportunities Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5  To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

6  To approve a manager-of-managers policy with respect to ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund and ING Global Opportunities Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders.

7  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Equity Dividend Fund	1	*	632,184.618	26,534.386	49,559.165	310,949.536	1,019,227.705
ING Emerging Markets Equity Dividend Fund	3	*	635,335.070	25,206.905	47,736.194	310,949.536	1,019,227.705
ING Emerging Markets Equity Dividend Fund	5	*	628,872.627	32,400.308	47,004.984	310,949.786	1,019,227.705
ING Emerging Markets Equity Dividend Fund	7	*	620,277.672	38,300.926	49,699.571	310,949.536	1,019,227.705

*  Proposals deferred; adjourned to July 30, 2013

81

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Equity Dividend Fund	1	*	2,015,883.659	199,315.949	199,032.226	872,619.233	3,286,851.067
ING Global Equity Dividend Fund	3	*	1,993,914.866	215,623.470	204,693.498	872,619.233	3,286,851.067
ING Global Equity Dividend Fund	5	*	1,982,779.676	206,371.651	225,080.507	872,619.233	3,286,851.067
ING Global Equity Dividend Fund	6	*	1,938,387.195	270,186.079	205,658.560	872,619.233	3,286,851.067
ING Global Equity Dividend Fund	7	*	1,911,518.621	277,986.245	224,716.968	872,619.233	3,286,841.067

*  Proposals deferred; adjourned to July 30, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Natural Resources Fund	1	*	4,416,842.049	437,874.282	396,656.545	935,979.097	6,187,351.973
ING Global Natural Resources Fund	2	*	4,396,523.128	457,014.777	397,834.972	935,979.096	6,187,351.973
ING Global Natural Resources Fund	7	*	4,270,412.636	642,355.244	338,604.997	935,979.096	6,187,351.973

**  Proposals passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Opportunities Fund	1	*	942,824.203	54,866.313	93,950.323	468,296.774	1,559,937.613
ING Global Opportunities Fund	3	*	943,114.881	52,813.713	95,712.245	468,296.774	1,559,937.613
ING Global Opportunities Fund	5	*	937,325.797	61,826.066	92,488.976	468,296.774	1,559,937.613
ING Global Opportunities Fund	7	*	910,331.383	90,641.302	90,668.154	468,296.774	1,559,937.613

*  Proposals deferred; adjourned to July 30, 2013

A special meeting of shareholders of the ING Mutual Funds Registrant was held July 30, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2  To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3  To approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund and ING Global Opportunities Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5  To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

6  To approve a manager-of-managers policy with respect to ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund and ING Global Opportunities Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders.

82

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

7  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Equity Dividend Fund	1	*	717,209.625	31,410.883	44,551.764	281,904.017	1,075,076.289
ING Emerging Markets Equity Dividend Fund	3	*	718,516.787	31,351.578	43,303.907	281,904.017	1,075,076.289
ING Emerging Markets Equity Dividend Fund	5	*	716,457.988	33,802.958	42,911.076	281,904.267	1,075,076.289
ING Emerging Markets Equity Dividend Fund	7	*	704,588.725	46,772.452	41,811.095	281,904.017	1,075,076.289

*  Proposals deferred; adjourned to October 1, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Equity Dividend Fund	1	*	2,394,885.729	206,231.116	194,518.123	732,862.598	3,528,497.566
ING Global Equity Dividend Fund	3	*	2,382,822.081	212,281.752	200,531.135	732,862.598	3,528,497.566
ING Global Equity Dividend Fund	5	*	2,369,606.705	215,594.174	210,434.089	732,862.598	3,528,497.566
ING Global Equity Dividend Fund	6	*	2,310,283.702	272,322.084	213,029.182	732,862.598	3,528,497.566
ING Global Equity Dividend Fund	7	*	2,304,873.926	278,493.926	212,267.116	732,862.598	3,528,497.566

*  Proposals deferred; adjourned to October 1, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Opportunities Fund	1	*	1,091,912.147	60,778.847	98,795.137	412,728.303	1,664,214.434
ING Global Opportunities Fund	3	*	1,084,909.365	67,174.402	99,402.364	412,728.303	1,664,214.434
ING Global Opportunities Fund	5	*	1,085,678.323	69,428.485	96,379.323	412,728.303	1,664,214.434
ING Global Opportunities Fund	7	*	1,053,067.223	106,660.699	91,758.209	412,728.303	1,664,214.434

*  Proposals deferred; adjourned to October 1, 2013

A special meeting of shareholders of the ING Mutual Funds Registrant was held October 1, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2  To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3  To approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund and ING Global Opportunities Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5  To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

83

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

6  To approve a manager-of-managers policy with respect to ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund and ING Global Opportunities Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders.

7  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Equity Dividend Fund	1	*	752,084.674	31,614.698	46,874.550	266,342.675	1,096,916.597
ING Emerging Markets Equity Dividend Fund	3	*	753,359.186	31,462.557	45,752.179	266,342.675	1,096,916.597
ING Emerging Markets Equity Dividend Fund	5	*	751,179.926	34,302.068	45,091.678	266,342.925	1,096,916.597
ING Emerging Markets Equity Dividend Fund	7	*	738,995.075	47,876.290	43,702.557	266,342.675	1,096,916.597

**  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Equity Dividend Fund	1	*	2,522,827.211	207,554.905	198,910.130	671,267.695	3,600,559.941
ING Global Equity Dividend Fund	3	*	2,509,255.307	216,220.136	203,816.803	671,267.695	3,600,559.941
ING Global Equity Dividend Fund	5	*	2,497,809.901	214,769.003	216,713.342	671,267.695	3,600,559.941
ING Global Equity Dividend Fund	6	*	2,436,466.817	276,317.565	216,507.864	671,267.695	3,600,559.941
ING Global Equity Dividend Fund	7	*	2,431,058.500	282,626.900	215,606.846	671,267.695	3,600,559.941

**  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Opportunities Fund	1	*	1,235,971.857	66,749.769	98,502.714	377,070.782	1,778,295.122
ING Global Opportunities Fund	3	*	1,227,757.180	74,518.637	98,949.523	377,069.782	1,778,295.122
ING Global Opportunities Fund	5	*	1,230,534.434	74,481.178	96,209.728	377,069.782	1,778,295.122
ING Global Opportunities Fund	7	*	1,195,047.930	114,428.026	91,748.384	377,070.782	1,778,295.122

**  Proposals Passed

84

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	172	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	172	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	172	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:72	Trustee	May 2013 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012).	172	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007 - Present	Retired.	172	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	172	None.
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013 - Present	Retired. Director, Hill - Stead Museum (non-profit) (2008 - Present).	172	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	172	Assured Guaranty Ltd. (April 2004 - Present).

85

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	172	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	172	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Chairperson/Trustee	February 2002 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	172	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Trustee who is an "Interested Person":
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	172

ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributor, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee ("Independent Trustee") is subject to the Board's retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board's other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)  For the purpose of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of November 30, 2013.

(3)  "Interested person," as defined in the 1940 Act, by virtue of this Trustee's current affiliation with any of the Funds, ING or any of ING's affiliates.

86

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	February 2002 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	May 1999 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 1999 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

87

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

88

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACTS

ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund, and ING Global Opportunities Fund

ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund, and ING Global Opportunities Fund (the "IIMA Funds") are currently sub-advised by ING Investment Management Advisors B.V. ("IIMA"). At a meeting of the Board held on January 10, 2013 the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING Investment Management Co. LLC ("ING IM") as an additional sub-adviser to the IIMA Funds; and (2) approve the proposed sub-advisory agreement with ING IM (the "Proposed ING IM Sub-Advisory Agreement") under which it would serve as sub-adviser to the IIMA Funds.

In determining whether to approve the Proposed ING IM Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed ING IM Sub-Advisory Agreement should be approved for the IIMA Funds. The materials provided to the Board to inform its consideration of whether to approve the Proposed ING IM Sub-Advisory Agreement with ING IM included: (1) memoranda and related materials provided to the Board in advance of its January 10, 2013 meeting discussing management's rationale for recommending that ING IM serve as Sub-Adviser to the IIMA Funds to secure additional resources for the IIMA Funds, which may be used in managing IIMA Fund assets in the future: (2) ING IM's responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including the form of the Proposed ING IM Sub-Advisory Agreement with ING IM; and (4) other information relevant to the Board's evaluation.

In reaching its decision to engage ING IM as a sub-adviser to the IIMA Funds, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) ING Investments' view with respect to the reputation of ING IM as a manager to similar funds; (2) ING IM's strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Proposed ING IM Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) that no IIMA Fund assets would be allocated to ING IM immediately upon its appointment, but that such assets could be allocated for ING IM's management in the future; (6) that the portfolio management team for the IIMA Funds would not change and the appointment of ING IM did not involve a modification to the resources currently devoted to the IIMA Funds' management or their investment philosophy or strategies; (7) the fairness of the compensation under the Proposed ING IM Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as sub-adviser to the IIMA Funds; (8) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (9) the sub-advisory fee rate payable by ING Investments to ING IM; (10) ING IM's operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (11) the appropriateness of the selection of ING IM in light the IIMA Funds' investment objective and investor base; and (12) ING IM's Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a Sub-Adviser to the IIMA Funds under the Proposed ING IM Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from the Trust's CCO whether ING IM's compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Proposed ING IM Sub-Advisory Agreement for the IIMA Funds. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Multi-Manager International Equity Fund (formerly, ING International Growth Fund)

ING Multi-Manager International Equity Fund (formerly, ING International Growth Fund, "Intl Growth Fund") has been sub-advised by Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc. since its inception in January 2011. At a meeting of the Board held on May 23, 2013, the Board, including a majority of the Independent Trustees, determined

89

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to: (1) appoint Lazard Asset Management LLC ("Lazard") and J.P. Morgan Investment Management Inc. ("JPM") as additional sub-advisers to the Intl Growth Fund; and (2) approve a new sub-advisory contract ("Sub-Advisory Agreement") with each of Lazard and JPM under which they would serve as additional sub-advisers to Intl Growth Fund.

In determining whether to approve the Sub-Advisory Agreement with Lazard with respect to the Intl Growth Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreement should be approved for Intl Growth Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreement included the following: (1) Lazard's presentation before a joint meeting of the Domestic Equity Funds Investment Review Committee and the International/Balanced/Fixed Income Funds Investment Review Committee (together, the "Joint IRC") held on May 22, 2013; (2) memoranda and related materials provided to the Board in advance of its May 23, 2013 meeting discussing: (a) management's rationale for concluding that appointing Lazard as one of four sub-advisers to Intl Growth Fund was in the best interests of Intl Growth Fund, (b) the performance of Lazard in managing the Lazard International Equity Fund, which is managed in an investment style that is similar to its proposed management of Intl Growth Fund (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) Lazard's considerable firm-wide resources, investment philosophy, and the firm's overall investment process; (3) Fund Analysis and Comparison Tables for Intl Growth Fund that provide information about the performance and projected net expense ratio of Intl Growth Fund as compared with a representative group of variable products mutual funds with similar investment programs to the investment program of Intl Growth Fund as modified in connection with the appointment of Lazard, selected based upon and the performance of Intl Growth Fund's proposed Selected Peer Group; (4) Lazard's responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including the form of the Sub-Advisory Agreement; and (6) other information relevant to the Board's evaluation.

In determining whether to approve the Sub-Advisory Agreement with JPM with respect to Intl Growth Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreement should be approved for Intl Growth Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreement included the following: (1) JPM's presentation before a meeting of the Joint IRC held on May 22, 2013; (2) memoranda and related materials provided to the Board in advance of its May 23, 2013 meeting discussing: (a) management's rationale for concluding that appointing JPM as one of four sub-advisers to Intl Growth Fund was in the best interests of Intl Growth Fund, (b) the performance of JPM in managing the ING International Value Equity Fund, which is managed in an investment style that is similar to its proposed management of Intl Growth Fund (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) JPM's considerable firm-wide resources, investment philosophy, and the firm's overall investment process; (3) Fund Analysis and Comparison Tables for Intl Growth Fund that provide information about the performance and projected net expense ratio of Intl Growth Fund as compared with a representative group of variable products mutual funds with similar investment programs to the investment program of Intl Growth Fund as modified in connection with the appointment of JPM, selected based upon and the performance of Intl Growth Fund's proposed Selected Peer Group; (4) JPM's responses to inquiries from K&L Gates, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreement; and (6) other information relevant to the Board's evaluation.

In reaching its decision to engage Lazard and JPM (the "New Sub-Advisers"), the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) ING Investments' view with respect to the reputation of the New Sub-Advisers in managing the investment strategies for Intl Growth Fund; (2) the strength and reputation of the New Sub-Advisers in the industry; (3) the nature and quality of the services to be provided by the New Sub-Advisers under the Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of the New Sub-Advisers; (5) the fairness of the compensation under the Sub-Advisory Agreements in light of the services to be provided by of the New Sub-Advisers; (6) the sub-advisory fee rates payable by ING Investments to the New Sub-Advisers;

90

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(7) the New Sub-Advisers' operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; and (8) the appropriateness of the selection of the New Sub-Advisers in light of Intl Growth Fund's proposed investment objective and investor base.

After its deliberation, the Board reached the following conclusions: (1) the New Sub-Advisers should each be appointed to serve as a sub-adviser to Intl Growth Fund under the Sub-Advisory Agreements; (2) the sub-advisory fee rates payable by ING Investments to each of the New Sub-Advisers is reasonable in the context of all factors considered by the Board; and (3) the New Sub-Advisers maintain appropriate compliance programs, with this conclusion based upon, among other things, a representation from Intl Growth Fund's Chief Compliance Officer that the New Sub-Advisers' compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for Intl Growth Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

91

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Funds, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, sub-adviser to certain Funds, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Funds, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Funds, will be renamed Voya Funds Services, LLC. The Funds as well as the Registrant that the Funds are organized under will also be renamed.

The new Registrant and Fund names will be as follows:

Current Registrant Name/ Current Fund Name	New Registrant Name/ New Fund Name, effective May 1, 2014
ING Mutual Funds	Voya Mutual Funds
ING Emerging Markets Equity Dividend Fund	Voya Emerging Markets Equity Dividend Fund
ING Emerging Markets Equity Fund	Voya Multi-Manager Emerging Markets Equity Fund
ING Global Equity Dividend Fund	Voya Global Equity Dividend Fund
ING Global Natural Resources Fund	Voya Global Natural Resources Fund
ING Global Opportunities Fund	Voya Global Opportunities Fund
ING International Core Fund	Voya International Core Fund
ING Multi-Manager International Equity Fund	Voya Multi-Manager International Equity Fund

92

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP.
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UINTEMERG (1013-121913)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $363,400 for year ended October 31, 2013 and $337,692 for year ended October 31, 2012.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $33,600 for the year ended October 31, 2013 and $40,800 for the year ended October 31, 2012.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $112,462 in the year ended October 31, 2013 and $119,297 in the year ended October 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $4,500 for the year ended October 31, 2013 and $2,205 for the year ended October 31, 2012.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

APPENDIX A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre- approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre- approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N- CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

2

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved: May 23, 2013

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre- Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

__________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

__________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre- Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre- Approval Period

9

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre- Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre- Approval Period

10

Appendix E

Prohibited Non-Audit Services

Dated:

January 1, 2013 to December 31, 2013

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING BALANCED PORTFOLIO, INC.
ING EMERGING MARKETS LOCAL BOND FUND
ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND
ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING GLOBAL STRATEGIC INCOME FUND
ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND
ING INTERMEDIATE BOND PORTFOLIO
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MONEY MARKET PORTFOLIO
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING SERIES FUND, INC.
ING SHORT DURATION HIGH INCOME FUND
ING VARIABLE FUNDS
ING VARIABLE INSURANCE TRUST
ING VARIABLE PORTFOLIOS INC,
ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity Controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $729,757 for year ended October 31, 2013 and $351,837 for year ended October 31, 2012.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
ING Mutual Funds

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Global Real Estate Fund and ING International Real Estate Fund, each a series of ING Mutual Funds, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and have issued our unqualified reports thereon dated December 19, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts
December 19, 2013

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
ING Mutual Funds

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Global Bond Fund, ING International Small Cap Fund, and ING International Value Equity Fund (formerly, ING Global Value Choice Fund), each a series of ING Mutual Funds, as of October 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and have issued our unqualified reports thereon dated December 19, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts
December 19, 2013

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
ING Mutual Funds

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund), ING Emerging Markets Equity Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, ING International Core Fund, and ING Multi-Manager International Equity Fund (formerly, ING International Growth Fund), each a series of ING Mutual Funds, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and have issued our unqualified reports thereon dated December 19, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts
December 19, 2013

ING GLOBAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Australia: 7.2%
46,553,461		Dexus Property Group	$47,709,168	1.0
16,057,300		Federation Centres Ltd	37,684,094	0.7
12,708,650		Goodman Group	60,734,682	1.2
5,102,075		Investa Office Fund	14,978,154	0.3
45,488,785		Mirvac Group	74,781,786	1.5
7,472,218		Stockland	28,320,754	0.6
2,404,526		Westfield Group	24,606,794	0.5
23,444,461		Westfield Retail Trust	68,400,200	1.4
			357,215,632	7.2

		Austria: 0.1%
844,948		Atrium European Real Estate Ltd.	5,054,705	0.1

		Canada: 0.9%
418,100		Boardwalk Real Estate Investment Trust	23,783,159	0.5
308,400		Calloway Real Estate Investment Trust	7,424,198	0.1
623,300		RioCan Real Estate Investment Trust	15,214,104	0.3
			46,421,461	0.9

		China: 0.3%
5,065,500		China Overseas Land & Investment Ltd.	15,698,092	0.3

		France: 5.9%
247,062		Fonciere Des Regions	21,158,635	0.4
183,686		Gecina S.A.	24,512,254	0.5
264,605		Icade	24,338,344	0.5
1,402,756		Klepierre	62,915,586	1.2
485,450		Mercialys	10,463,563	0.2
586,214		Unibail-Rodamco SE	153,160,224	3.1
			296,548,606	5.9

		Germany: 0.8%
662,600	@	LEG Immobilien AG	37,785,230	0.8

		Hong Kong: 7.0%
4,095,109		Cheung Kong Holdings Ltd.	63,953,506	1.3
7,208,594		Hongkong Land Holdings Ltd.	44,334,035	0.9
1,149,200		Kerry Properties Ltd.	4,983,551	0.1
13,029,900		Link Real Estate Investment Trust	65,548,800	1.3
20,603,986		Sino Land Co.	28,897,015	0.6
5,187,000		Sun Hung Kai Properties Ltd.	67,943,105	1.4
6,398,100		Swire Properties Ltd.	17,330,014	0.3

ING GLOBAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Hong Kong: (continued)
6,689,146		Wharf Holdings Ltd.	$56,290,919	1.1
			349,280,945	7.0

		Japan: 19.7%
449,100		Daito Trust Construction Co., Ltd.	45,854,799	0.9
1,602,597		Daiwa House Industry Co., Ltd.	32,106,082	0.6
9,872		GLP J-Reit	10,242,619	0.2
11,106		Japan Hotel REIT Investment Corp.	5,239,553	0.1
7,054		Japan Real Estate Investment Corp.	80,591,322	1.6
37,251		Japan Retail Fund Investment Corp.	75,445,298	1.5
4,669		Kenedix Realty Investment Corp.	20,974,170	0.4
7,546,323		Mitsubishi Estate Co., Ltd.	215,671,084	4.3
6,025,288		Mitsui Fudosan Co., Ltd.	199,593,127	4.0
3,039		Nippon Building Fund, Inc.	37,595,160	0.8
2,013		Nippon Prologis REIT, Inc.	20,102,271	0.4
4,188		Orix JREIT, Inc.	5,222,727	0.1
2,708,700		Hulic Co. Ltd.	43,101,695	0.9
2,584,300		Sumitomo Realty & Development Co., Ltd.	122,279,877	2.5
3,738,200		Tokyo Tatemono Co., Ltd.	35,094,247	0.7
22,833		United Urban Investment Corp.	34,848,518	0.7
			983,962,549	19.7

		Netherlands: 0.8%
235,410		Corio NV	10,247,556	0.2
643,468		Eurocommercial Properties NV	27,340,637	0.6
			37,588,193	0.8

		Singapore: 4.1%
10,694,000		Ascendas Real Estate Investment Trust	20,332,865	0.4
39,824,600	L	CapitaCommercial Trust	47,124,056	0.9
3,914,458		CapitaLand Ltd.	9,807,649	0.2
6,561,791		CapitaMall Trust	10,657,628	0.2
13,732,300		CapitaMalls Asia Ltd.	22,300,970	0.5
2,743,800		Frasers Centrepoint Trust	4,089,473	0.1
28,550,600		Global Logistic Properties Ltd.	70,871,314	1.4
27,220,100	@	Mapletree Greater China Commercial Trust	20,122,670	0.4
			205,306,625	4.1

		Sweden: 0.8%
1,667,062		Castellum AB	25,597,334	0.5
1,147,349		Hufvudstaden AB	15,017,379	0.3
			40,614,713	0.8

		Switzerland: 0.5%
293,052		PSP Swiss Property AG	25,187,464	0.5

		United Kingdom: 5.6%
3,633,363		British Land Co. PLC	36,237,312	0.7
973,670		Derwent Valley Holdings PLC	39,084,001	0.8
4,883,692		Great Portland Estates PLC	44,815,249	0.9
5,943,604		Hammerson PLC	50,364,875	1.0
6,119,961		Land Securities Group PLC	97,015,105	2.0
5,131,330		Safestore Holdings Ltd.	12,197,471	0.2
			279,714,013	5.6

		United States: 45.5%
564,500		American Homes 4 Rent	8,738,460	0.2
345,608		AvalonBay Communities, Inc.	43,218,280	0.9
2,055,112		BioMed Realty Trust, Inc.	40,937,831	0.8
787,400		Boston Properties, Inc.	81,495,900	1.6
2,206,131		Brandywine Realty Trust	31,393,244	0.6
944,400		BRE Properties, Inc.	51,573,684	1.0
1,263,900	@	Brixmor Property Group, Inc.	26,099,535	0.5
513,902		CommonWealth REIT	12,523,792	0.3
3,283,000		DDR Corp.	55,646,850	1.1
1,606,600		Douglas Emmett, Inc.	40,052,538	0.8
3,738,300		Duke Realty Corp.	61,943,631	1.3
1,703,000		Equity Residential	89,169,080	1.8
157,600		Essex Property Trust, Inc.	25,373,600	0.5
71,400		Federal Realty Investment Trust	7,397,040	0.2
4,020,211		General Growth Properties, Inc.	85,349,080	1.7
591,729		HCP, Inc.	24,556,753	0.5
1,870,600		Health Care Real Estate Investment Trust, Inc.	121,308,410	2.4
1,081,500		Healthcare Realty Trust, Inc.	25,966,815	0.5
1,385,540		Healthcare Trust of America, Inc.	16,099,975	0.3
794,900		Highwoods Properties, Inc.	30,683,140	0.6
7,189,335		Host Hotels & Resorts, Inc.	133,362,164	2.7
1,210,600		Kilroy Realty Corp.	64,355,496	1.3
2,857,300		Kimco Realty Corp.	61,374,804	1.2
2,616,900		Lexington Realty Trust	30,617,730	0.6
1,930,775		Liberty Property Trust	71,805,522	1.4
1,362,141		Macerich Co.	80,652,369	1.6
590,900		Pebblebrook Hotel Trust	17,845,180	0.4
958,000		Post Properties, Inc.	43,818,920	0.9
2,897,902		ProLogis, Inc.	115,771,185	2.3
467,924		Public Storage, Inc.	78,129,270	1.6
624,100		Ramco-Gershenson Properties	10,147,866	0.2
1,324,900		Senior Housing Properties Trust	32,645,536	0.7
1,173,720		Simon Property Group, Inc.	181,398,426	3.6
997,030		SL Green Realty Corp.	94,289,127	1.9
439,700		Starwood Hotels & Resorts Worldwide, Inc.	32,370,714	0.7

ING GLOBAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
2,254,000	@	Strategic Hotel Capital, Inc.	$19,609,800	0.4
1,594,900		Sunstone Hotel Investors, Inc.	21,132,425	0.4
422,220		Tanger Factory Outlet Centers, Inc.	14,714,367	0.3
551,400		Taubman Centers, Inc.	36,276,606	0.7
2,990,055		UDR, Inc.	74,183,265	1.5
800,704		Ventas, Inc.	52,237,929	1.1
1,013,702		Vornado Realty Trust	90,280,300	1.8
1,033,700		Weyerhaeuser Co.	31,424,480	0.6
			2,267,971,119	45.5

		Total Common Stock (Cost $3,642,240,227)	4,948,349,347	99.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
		Securities Lending Collateralcc(1): 0.0%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%-7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14-10/01/43)	1,000,000	0.0
995,981		Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $995,984, collateralized by various U.S. Government Agency Obligations, 3.000%-3.500%, Market Value plus accrued interest $1,015,901, due 09/20/42-05/20/43)	995,981	0.0
			1,995,981	0.0

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.8%
37,876,543		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $37,876,544)	37,876,544	0.8

		Total Short-Term Investments (Cost $39,872,525)	39,872,525	0.8

		Total Investments in Securities (Cost $3,682,112,752)	$4,988,221,872	100.0
		Liabilities in Excess of Other Assets	(238,828)	—
		Net Assets	$4,987,983,044	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $4,008,211,226.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,133,073,046
Gross Unrealized Depreciation	(153,062,400)
Net Unrealized Appreciation	$980,010,646

REIT Diversification	Percentage of Net Assets
Retail REITs	23.2%
Diversified Real Estate Activities	15.8
Diversified REITs	14.6
Office REITs	12.9
Specialized REITs	8.1
Residential REITs	7.3
Real Estate Operating Companies	5.5
Industrial REITs	4.5
Hotels, Resorts & Cruise Lines	4.2
Real Estate Development	3.1
Assets in Excess of Other Liabilities*	0.8
Net Assets	100.0%

*	Includes short-term investments.

ING GLOBAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$357,215,632	$—	$357,215,632
Austria	5,054,705	—	—	5,054,705
Canada	46,421,461	—	—	46,421,461
China	—	15,698,092	—	15,698,092
France	10,463,563	286,085,043	—	296,548,606
Germany	37,785,230	—	—	37,785,230
Hong Kong	—	349,280,945	—	349,280,945
Japan	—	983,962,549	—	983,962,549
Netherlands	—	37,588,193	—	37,588,193
Singapore	—	205,306,625	—	205,306,625
Sweden	—	40,614,713	—	40,614,713
Switzerland	—	25,187,464	—	25,187,464
United Kingdom	12,197,471	267,516,542	—	279,714,013
United States	2,267,971,119	—	—	2,267,971,119
Total Common Stock	2,379,893,549	2,568,455,798	—	4,948,349,347
Short-Term Investments	37,876,544	1,995,981	—	39,872,525
Total Investments, at fair value	$2,417,770,093	$2,570,451,779	$—	$4,988,221,872

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Australia: 13.4%
614,125		Challenger Diversified Property Group	$1,514,954	0.3
608,300		Charter Hall Group	2,223,736	0.4
4,233,496		Commonwealth Property Office Fund	4,789,641	0.8
3,036,093		Cromwell Property Group	2,852,592	0.5
4,249,835		Dexus Property Group	4,355,339	0.8
3,920,617		Federation Centres Ltd	9,201,105	1.6
2,507,263		Goodman Group	11,982,218	2.1
526,600		Investa Office Fund	1,545,939	0.3
6,601,711		Mirvac Group	10,852,955	1.9
2,216,371		Stockland	8,400,357	1.5
1,542,558		Westfield Group	15,785,817	2.7
1,015,912		Westfield Retail Trust	2,963,966	0.5
			76,468,619	13.4

		Austria: 0.9%
448,300		Atrium European Real Estate Ltd.	2,681,850	0.5
535,485		Immofinanz Immobilien Anlagen AG	2,345,211	0.4
			5,027,061	0.9

		Brazil: 0.2%
112,500		BR Malls Participacoes S.A.	1,089,746	0.2
32,500		Sonae Sierra Brasil SA	326,422	0.0
			1,416,168	0.2

		Canada: 2.5%
109,100		Boardwalk Real Estate Investment Trust	6,206,034	1.1
109,100		Dundee Real Estate Investment Trust	3,025,062	0.5
208,200		RioCan Real Estate Investment Trust	5,081,945	0.9
			14,313,041	2.5

		China: 1.0%
917,000		China Overseas Land & Investment Ltd.	2,841,802	0.5
3,880,000		Country Garden Holdings Co. Ltd.	2,660,604	0.5
			5,502,406	1.0

		Finland: 0.4%
445,200	@	Sponda OYJ	2,307,059	0.4

		France: 7.5%
24,899		Fonciere Des Regions	2,132,375	0.4
22,746		Gecina S.A.	3,035,374	0.5
68,912		Icade	6,338,520	1.1
109,954		Klepierre	4,931,592	0.9
166,300		Mercialys	3,584,490	0.6
2		Societe Immobiliere de Location pour l’Industrie et le Commerce	228	0.0
88,438		Unibail-Rodamco SE	23,106,210	4.0
			43,128,789	7.5

		Germany: 2.4%
204,723		Alstria Office REIT-AG	2,595,624	0.4
63,800		Deutsche Euroshop AG	2,836,334	0.5
156,914		Deutsche Wohnen AG	2,951,069	0.5
40,385		GSW Immobilien AG	1,874,464	0.3
66,900	@	LEG Immobilien AG	3,815,019	0.7
			14,072,510	2.4

		Hong Kong: 14.7%
1,231,365		Cheung Kong Holdings Ltd.	19,230,284	3.4
1,635,794		Hongkong Land Holdings Ltd.	10,060,401	1.7
3,239,000		Link Real Estate Investment Trust	16,294,259	2.8
1,664,300		New World Development Ltd.	2,302,403	0.4
1,872,000		Sun Hung Kai Properties Ltd.	24,520,820	4.3
1,854,100		Swire Properties Ltd.	5,022,050	0.9
799,785		Wharf Holdings Ltd.	6,730,401	1.2
			84,160,618	14.7

		Japan: 34.0%
967		Activia Properties, Inc.	8,432,965	1.5
70,200		Daito Trust Construction Co., Ltd.	7,167,684	1.3
600,000		Daiwa House Industry Co., Ltd.	12,020,270	2.1
11,114		GLP J-Reit	11,531,246	2.0
386		Industrial & Infrastructure Fund Investment Corp.	3,571,478	0.6
10,731		Japan Hotel REIT Investment Corp.	5,062,637	0.9
308		Japan Real Estate Investment Corp.	3,518,873	0.6
5,157		Japan Retail Fund Investment Corp.	10,444,589	1.8
1,289,400		Mitsubishi Estate Co., Ltd.	36,850,569	6.4
928,277		Mitsui Fudosan Co., Ltd.	30,750,017	5.4
1,190		Nippon Building Fund, Inc.	14,721,369	2.6
471		Nippon Prologis REIT, Inc.	4,703,512	0.8
207,700		NTT Urban Development Corp.	2,651,363	0.5
376,200		Hulic Co. Ltd.	5,986,214	1.0
523,800		Sumitomo Realty & Development Co., Ltd.	24,784,352	4.3
673,000		Tokyo Tatemono Co., Ltd.	6,318,129	1.1
4,058		United Urban Investment Corp.	6,193,461	1.1
			194,708,728	34.0

		Netherlands: 0.7%
51,831		Corio NV	2,256,239	0.4
39,167		Eurocommercial Properties NV	1,664,186	0.3
6,007		Vastned Retail NV	277,599	0.0
			4,198,024	0.7

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Singapore: 8.7%
2,551,900		Ascendas Real Estate Investment Trust	$4,852,014	0.9
3,777,631		CapitaCommercial Trust	4,470,034	0.8
828,615		CapitaLand Ltd.	2,076,090	0.4
8,208,400		CapitaMalls Asia Ltd.	13,330,271	2.3
1,327,000		Frasers Centrepoint Trust	1,977,815	0.3
3,856,562		Global Logistic Properties Ltd.	9,573,165	1.7
5,731,705		Mapletree Commercial Trust	5,798,933	1.0
3,282,800	@	Mapletree Greater China Commercial Trust	2,426,835	0.4
3,703,256		Suntec Real Estate Investment Trust	5,097,099	0.9
			49,602,256	8.7

		Sweden: 1.7%
293,196		Castellum AB	4,501,953	0.8
145,362		Fabege AB	1,672,536	0.3
253,673		Hufvudstaden AB	3,320,266	0.6
			9,494,755	1.7

		Switzerland: 1.3%
61,983		PSP Swiss Property AG	5,327,364	0.9
28,576		Swiss Prime Site AG	2,163,723	0.4
			7,491,087	1.3

		United Kingdom: 9.6%
851,630		British Land Co. PLC	8,493,724	1.5
747,564		Capital & Counties Properties PLC	4,157,786	0.7
150,793		Derwent Valley Holdings PLC	6,052,968	1.1
218,839		Grainger PLC	683,408	0.1
642,818		Great Portland Estates PLC	5,898,826	1.0
716,184		Hammerson PLC	6,068,796	1.1
346,556		Hansteen Holdings PLC	574,619	0.1
930,382		Land Securities Group PLC	14,748,641	2.6
412,557	@	Quintain Estates & Development Plc	641,654	0.1
495,364		Safestore Holdings Ltd.	1,177,509	0.2
239,814		Segro PLC	1,256,045	0.2
58,500		Shaftesbury PLC	557,046	0.1
127,954		ST Modwen Properties PLC	722,656	0.1
578,414		Unite Group Plc	3,676,749	0.7
			54,710,427	9.6
		Total Common Stock (Cost $411,465,553)	566,601,548	99.0

RIGHTS: —%
		Hong Kong: —%
20,803	@	New World Development Ltd.	—	—

		Total Rights (Cost $—)	—	—

		Total Investments in Securities (Cost $411,465,553)	$566,601,548	99.0
		Assets in Excess of Other Liabilities	5,686,321	1.0
		Net Assets	$572,287,869	100.0

@	Non-income producing security

Cost for federal income tax purposes is $486,010,042.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$111,263,539
Gross Unrealized Depreciation	(30,672,033)
Net Unrealized Appreciation	$80,591,506

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	26.9%
Retail REITs	20.7
Real Estate Operating Companies	16.9
Diversified REITs	13.1
Office REITs	7.7
Industrial REITs	7.1
Real Estate Development	5.5
Residential REITs	1.1
Assets in Excess of Other Liabilities	1.0
Net Assets	100.0%

ING DIVERSIFIED EMERGING MARKETS DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 92.5%
	Affiliated Investment Companies: 92.5%
18,817	ING Emerging Markets Corporate Debt Fund — Class P	$186,663	18.9
56,399	ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	538,614	54.6
20,010	ING Emerging Markets Local Currency Debt Fund — Class P	187,489	19.0

	Total Mutual Funds
	(Cost $952,513)	912,766	92.5

SHORT-TERM INVESTMENTS: 4.3%
	Mutual Funds: 4.3%
42,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $42,000)	42,000	4.3

	Total Short-Term Investments
	(Cost $42,000)	42,000	4.3

	Total Investments in Securities (Cost $994,513)	$954,766	96.8
	Assets in Excess of Other Liabilities	31,737	3.2
	Net Assets	$986,503	100.0

††	Rate shown is the 7-day yield as of October 31, 2013.

Cost for federal income tax purposes is $997,327.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$67
Gross Unrealized Depreciation	(42,628)
Net Unrealized Depreciation	$(42,561)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Mutual Funds	$912,766	$—	$—	$912,766
Short-Term Investments	42,000	—	—	42,000
Total Investments, at fair value	$954,766	$—	$—	$954,766

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

ING DIVERSIFIED INTERNATIONAL FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.1%
26,928	iShares MSCI EAFE Index Fund	$1,774,017	2.1

	Total Exchange-Traded Funds
	(Cost $1,636,953)	1,774,017	2.1

MUTUAL FUNDS: 98.2%
	Affiliated Investment Companies: 98.2%
956,515	ING Emerging Markets Equity Fund — Class I	11,306,005	13.1
3,099,045	ING International Core Fund — Class I	34,399,399	39.9
92,961	ING International SmallCap Fund — Class I	4,421,218	5.1
2,914,760	ING Multi-Manager International Equity Fund — Class I	34,627,345	40.1

	Total Mutual Funds
	(Cost $68,418,691)	84,753,967	98.2

	Total Investments in Securities (Cost $70,055,644)	$86,527,984	100.3
	Liabilities in Excess of Other Assets	(265,701)	(0.3)
	Net Assets	$86,262,283	100.0

Cost for federal income tax purposes is $71,264,366.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,263,618
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$15,263,618

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,774,017	$—	$—	$1,774,017
Mutual Funds	84,753,967	—	—	84,753,967
Total Investments, at fair value	$86,527,984	$—	$—	$86,527,984

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 35.0%
		Australia: 0.4%
1,235,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	$1,272,926	0.2
930,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	992,775	0.2
			2,265,701	0.4

		Brazil: 1.6%
BRL 4,000,000	#	Banco Votorantim SA, 05/16/16	2,029,819	0.3
1,050,000	#	Caixa Economica Federal, 4.500%, 10/03/18	1,057,875	0.2
1,575,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	1,479,712	0.2
420,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	429,660	0.1
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	538,750	0.1
1,641,000		Petrobras Global Finance BV, 4.375%, 05/20/23	1,532,220	0.2
941,000	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	976,287	0.2
380,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	380,950	0.1
920,000		Vale Overseas Ltd., 4.625%, 09/15/20	956,599	0.2
			9,381,872	1.6

		Canada: 0.7%
1,000,000	#	Bombardier, Inc., 6.125%, 01/15/23	1,017,500	0.2
822,000		Goldcorp, Inc., 3.700%, 03/15/23	767,369	0.1
940,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	961,738	0.2
1,315,000		Royal Bank of Canada, 2.200%, 07/27/18	1,330,802	0.2
			4,077,409	0.7

		Colombia: 0.4%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,410,000	0.3
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	758,545	0.1
			2,168,545	0.4

		Dominican Republic: 0.2%
1,000,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	957,500	0.2

		Germany: 0.3%
2,002,000		Deutsche Bank AG, 4.296%, 05/24/28	1,839,049	0.3

		Hong Kong: 0.3%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,588,125	0.3

		India: 0.4%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,325,021	0.2
1,392,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	1,211,040	0.2
			2,536,061	0.4

		Indonesia: 0.1%
600,000		Pertamina Persero PT, 5.625%, 05/20/43	507,000	0.1

		Ireland: 0.0%
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	269,687	0.0

		Italy: 0.2%
1,216,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	1,221,879	0.2

		Japan: 0.2%
1,120,000	#	Softbank Corp., 4.500%, 04/15/20	1,109,080	0.2

		Kazakhstan: 0.4%
1,000,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	927,500	0.2
800,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	760,200	0.1
750,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	713,400	0.1
			2,401,100	0.4

		Luxembourg: 0.1%
300,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	327,000	0.0
325,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	355,875	0.1
			682,875	0.1

		Mexico: 0.4%
875,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	951,562	0.2

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Mexico: (continued)
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	$1,166,188	0.2
			2,117,750	0.4

		Netherlands: 0.6%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	598,000	0.1
1,133,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	1,215,246	0.2
780,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	834,600	0.2
750,000		Seagate HDD Cayman, 6.875%, 05/01/20	826,875	0.1
			3,474,721	0.6

		Paraguay: 0.4%
2,600,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	2,632,500	0.4

		Russia: 0.5%
1,150,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,162,937	0.2
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	429,000	0.1
1,300,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	1,222,000	0.2
			2,813,937	0.5

		Spain: 0.3%
1,474,000		Santander UK PLC, 5.000%, 11/07/23	1,469,298	0.3

		Switzerland: 0.6%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,044,579	0.4
1,143,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,304,808	0.2
			3,349,387	0.6

		United Arab Emirates: 0.8%
1,100,000	#	Abu Dhabi National Energy Co., 2.500%, 01/12/18	1,102,750	0.2
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,216,350	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	813,435	0.1
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,796,265	0.3
			4,928,800	0.8

		United Kingdom: 1.3%
820,000		Abbey National Treasury Services PLC/London, 3.050%, 08/23/18	849,577	0.1
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	707,690	0.1
1,369,000		Barclays Bank PLC, 7.625%, 11/21/22	1,415,546	0.2
1,705,000		BP Capital Markets PLC, 2.750%, 05/10/23	1,595,188	0.3
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	279,687	0.1
1,236,000		Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	1,281,839	0.2
936,000	#	Standard Chartered PLC, 3.950%, 01/11/23	899,364	0.2
842,000		Vodafone Group PLC, 1.500%, 02/19/18	827,414	0.1
			7,856,305	1.3

		United States: 24.8%
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	653,625	0.1
565,000		AES Corp., 8.000%, 10/15/17	668,112	0.1
867,000		American International Group, Inc., 3.375%, 08/15/20	883,200	0.1
625,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	532,812	0.1
132,000		Altria Group, Inc., 9.250%, 08/06/19	176,335	0.0
896,000		American Express Credit Corp., 2.125%, 07/27/18	907,806	0.2
1,431,000		American Tower Corp., 5.000%, 02/15/24	1,472,201	0.3
385,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	391,497	0.1
910,000		AT&T, Inc., 2.500%, 08/15/15	936,559	0.2
1,722,000		AT&T, Inc., 5.350%, 09/01/40	1,668,236	0.3
1,185,000		AutoZone, Inc., 3.125%, 07/15/23	1,108,270	0.2
798,000		Bank of America Corp., 3.300%, 01/11/23	767,058	0.1
878,000		Bank of America Corp., 4.100%, 07/24/23	891,072	0.2
1,035,000		Bank of America Corp., 8.000%, 12/29/49	1,151,628	0.2
1,712,000		Bank of New York Mellon Corp./The, 2.100%, 08/01/18	1,732,347	0.3
2,749,000		Barrick North America Finance LLC, 5.750%, 05/01/43	2,372,698	0.4
1,403,000		Berkshire Hathaway, Inc., 4.500%, 02/11/43	1,357,431	0.2
500,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	541,250	0.1
1,000,000		Cablevision Systems Corp., 8.000%, 04/15/20	1,140,000	0.2
1,110,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	1,234,875	0.2

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
900,000		Case New Holland, Inc., 7.875%, 12/01/17	$1,069,875	0.2
930,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	878,850	0.1
1,186,000		Celgene Corp., 4.000%, 08/15/23	1,197,059	0.2
915,000		Chemtura Corp., 5.750%, 07/15/21	931,012	0.2
500,000		Chesapeake Energy Corp., 6.125%, 02/15/21	548,750	0.1
275,000		Chesapeake Energy Corp., 6.625%, 08/15/20	311,437	0.1
520,000		Chesapeake Midstream Partners L.P. / CHKM Finance Corp., 6.125%, 07/15/22	560,300	0.1
250,000		Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	263,125	0.0
1,110,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,261,237	0.2
1,632,000		Citigroup, Inc., 4.050%, 07/30/22	1,617,257	0.3
847,000		Citigroup, Inc., 5.500%, 09/13/25	899,777	0.2
1,024,000		Citigroup, Inc., 5.950%, 12/29/49	977,920	0.2
431,000		Citigroup, Inc., 6.010%, 01/15/15	457,041	0.1
485,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	511,675	0.1
560,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	600,600	0.1
1,923,000		Comcast Corp., 5.700%, 05/15/18	2,247,456	0.4
64,000		Commonwealth Edison Co., 4.700%, 04/15/15	67,728	0.0
1,000,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,168,750	0.2
2,159,000	#	COX Communications, Inc., 2.950%, 06/30/23	1,931,564	0.3
500,000		Crosstex Energy L.P. / Crosstex Energy Finance Corp., 8.875%, 02/15/18	533,125	0.1
1,916,000		Devon Energy Corp., 5.600%, 07/15/41	2,028,149	0.3
443,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	464,241	0.1
1,659,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,493,754	0.3
600,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	593,823	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	737,415	0.1
560,000		DISH DBS Corp., 4.250%, 04/01/18	569,800	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	541,250	0.1
900,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	961,875	0.2
1,000,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	971,250	0.2
1,266,000		eBay, Inc., 2.600%, 07/15/22	1,192,685	0.2
2,315,000		EMC Corp./MA, 1.875%, 06/01/18	2,325,364	0.4
411,000		Enbridge Energy Partners, 9.875%, 03/01/19	539,703	0.1
1,827,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,910,240	0.3
246,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	323,153	0.1
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,291,433	0.4
438,000		Entergy Texas, Inc., 7.125%, 02/01/19	524,901	0.1
597,000		Enterprise Products Operating, LLC, 6.450%, 09/01/40	696,053	0.1
1,630,000		EPR Properties, 5.250%, 07/15/23	1,630,570	0.3
651,000		Fifth Third Bancorp., 8.250%, 03/01/38	882,887	0.1
1,058,000		First Horizon National Corp., 5.375%, 12/15/15	1,143,734	0.2
1,128,000		FirstEnergy Corp., 4.250%, 03/15/23	1,053,779	0.2
500,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	634,644	0.1
500,000		Ford Motor Credit Co., LLC, 5.000%, 05/15/18	554,493	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	645,000	0.1
770,000	#	Gannett Co., Inc., 6.375%, 10/15/23	814,275	0.1
1,765,000		General Electric Capital Corp., 4.375%, 09/16/20	1,924,346	0.3
549,000		General Electric Capital Corp., 6.750%, 03/15/32	673,660	0.1
1,501,000		Genworth Holdings, Inc., 4.900%, 08/15/23	1,565,612	0.3
2,025,000	#	Glencore Funding LLC, 2.500%, 01/15/19	1,950,778	0.3
1,566,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,730,668	0.3
1,197,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,491,596	0.3
735,000		HCA, Inc., 7.250%, 09/15/20	807,581	0.1
1,700,000		Hewlett-Packard Co., 2.600%, 09/15/17	1,729,915	0.3

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
822,000		HSBC USA, Inc., 5.000%, 09/27/20	$893,052	0.2
1,678,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	1,694,723	0.3
1,110,000		Huntsman International LLC, 4.875%, 11/15/20	1,110,000	0.2
430,000		Indiana Michigan Power, 7.000%, 03/15/19	518,770	0.1
1,616,000		Intel Corp., 4.250%, 12/15/42	1,466,701	0.2
680,000		Jabil Circuit, Inc., 7.750%, 07/15/16	780,300	0.1
556,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	567,230	0.1
1,306,000		JPMorgan Chase & Co., 1.625%, 05/15/18	1,283,643	0.2
1,339,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,256,902	0.2
915,000		JPMorgan Chase & Co., 6.000%, 12/29/49	889,837	0.2
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	546,819	0.1
862,000		Kohl’s Corp., 4.750%, 12/15/23	901,154	0.2
1,154,000		Kraft Foods, Inc., 6.500%, 08/11/17	1,347,298	0.2
500,000		Lennar Corp., 4.125%, 12/01/18	503,750	0.1
678,000		Lincoln National Corp., 4.000%, 09/01/23	688,222	0.1
862,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	733,884	0.1
885,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	938,100	0.2
1,184,000		MetLife, Inc., 3.048%, 12/15/22	1,140,255	0.2
320,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	336,000	0.1
790,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	829,500	0.1
464,000		Metropolitan Edison, 7.700%, 01/15/19	569,584	0.1
1,110,000		MGM Resorts International, 6.750%, 10/01/20	1,212,675	0.2
782,000		Morgan Stanley, 3.750%, 02/25/23	773,261	0.1
1,300,000		Morgan Stanley, 4.100%, 05/22/23	1,257,647	0.2
370,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	383,875	0.1
2,151,000	#	Mylan, Inc./PA, 2.600%, 06/24/18	2,167,612	0.4
1,000,000	#	NCL Corp. Ltd., 5.000%, 02/15/18	1,013,750	0.2
711,000		Nevada Power Co., 7.125%, 03/15/19	884,595	0.1
741,000	#	News America, Inc., 5.400%, 10/01/43	769,634	0.1
774,000		News America, Inc., 6.900%, 03/01/19	941,720	0.2
799,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	767,613	0.1
1,000,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	985,000	0.2
252,000		Nisource Finance Corp., 6.125%, 03/01/22	286,254	0.0
735,000		Plains Exploration & Production Co., 7.625%, 04/01/20	809,120	0.1
1,062,000		PNC Bank NA, 3.800%, 07/25/23	1,058,213	0.2
963,000	+	PNC Financial Services Group, Inc./The, 2.854%, 11/09/22	905,021	0.2
520,000	#	PNK Finance Corp., 6.375%, 08/01/21	548,600	0.1
815,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	770,574	0.1
625,000		ProLogis L.P., 4.250%, 08/15/23	633,616	0.1
598,000		Qwest Corp., 6.500%, 06/01/17	671,348	0.1
1,273,000		Regions Financial Corp., 2.000%, 05/15/18	1,252,750	0.2
750,000		Rent-A-Center, Inc., 6.625%, 11/15/20	795,938	0.1
1,213,000		Reynolds American, Inc., 6.150%, 09/15/43	1,325,039	0.2
800,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 04/15/19	858,000	0.1
190,000		Ryland Group, Inc./The, 6.625%, 05/01/20	201,875	0.0
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	754,775	0.1
1,130,000		SandRidge Energy, Inc., 7.500%, 03/15/21	1,203,450	0.2
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,265,000	0.2
554,000		Sempra Energy, 6.500%, 06/01/16	628,239	0.1
1,255,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,302,063	0.2
1,020,000		SLM Corp., 4.625%, 09/25/17	1,060,800	0.2
645,000		SLM Corp., 8.000%, 03/25/20	739,331	0.1
300,000		Smithfield Foods, Inc., 7.750%, 07/01/17	350,250	0.1
476,000		Southwestern Electric Power, 5.550%, 01/15/17	523,018	0.1
860,000	#	Sprint Corp., 7.875%, 09/15/23	935,250	0.2
500,000		SPX Corp., 6.875%, 09/01/17	564,375	0.1
2,078,000		St. Jude Medical, Inc., 2.500%, 01/15/16	2,138,881	0.4

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
205,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	$221,913	0.0
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	657,478	0.1
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,632,742	0.3
479,000		Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	561,900	0.1
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	433,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	786,600	0.1
991,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	962,537	0.2
1,508,000		Verizon Communications, Inc., 2.450%, 11/01/22	1,362,400	0.2
2,284,000		Verizon Communications, Inc., 5.150%, 09/15/23	2,481,890	0.4
1,082,000		Verizon Communications, Inc., 6.550%, 09/15/43	1,259,115	0.2
1,660,000		Viacom, Inc., 6.125%, 10/05/17	1,913,811	0.3
1,136,000		Walgreen Co., 3.100%, 09/15/22	1,085,389	0.2
1,652,000		WellPoint, Inc., 5.100%, 01/15/44	1,665,907	0.3
672,000		Wells Fargo & Co., 1.250%, 07/20/16	676,406	0.1
1,626,000	+	Wells Fargo & Co., 3.676%, 06/15/16	1,736,397	0.3
			145,192,548	24 .8

		Total Corporate Bonds/Notes
		(Cost $202,003,062)	204,841,129	35.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.1%
		United States: 10.1%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,718,754	0.3
496,401		Banc of America Mortgage 2005-J Trust, 2.930%, 11/25/35	459,760	0.1
1,393,646		Banc of America Alternative Loan Trust 2004-1, 4.750%, 02/25/19	1,407,159	0.2
7,224		Banc of America Funding 2005-7 Trust, 5.750%, 11/25/35	7,205	0.0
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.185%, 09/10/47	749,992	0.1
610,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.185%, 09/10/47	604,818	0.1
390,529		Bear Stearns Adjustable Rate Mortgage Trust, 2.645%, 08/25/35	393,566	0.1
1,033,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.579%, 04/12/38	1,105,922	0.2
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,786,603	0.5
21,114,355	ˆ	COMM 2012-CCRE4 Mortgage Trust, 2.010%, 10/15/45	2,527,395	0.4
7,982,650	ˆ	COMM 2012-CCRE1 Mortgage Trust, 2.236%, 05/15/45	992,057	0.2
5,901,449	ˆ	COMM 2013-LC6 Mortgage Trust, 1.804%, 01/10/46	589,082	0.1
5,421,722	ˆ	Commercial Mortgage Pass Through Certificates, 1.933%, 12/10/45	595,723	0.1
850,000	#	Commercial Mortgage Trust 2004-GG1, 5.708%, 06/10/36	862,403	0.1
221,818		Commercial Mortgage Pass-Through Certificates Series 2007-C5, 5.589%, 09/15/40	221,322	0.0
770,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	775,184	0.1
180,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	180,324	0.0
1,086,965	#	Credit Suisse Mortgage Capital Certificates, 4.517%, 07/27/37	1,099,027	0.2
660,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	732,137	0.1
10,759,694	#,ˆ	DBUBS 2011-LC1 Mortgage Trust, 1.383%, 11/10/46	418,720	0.1
1,904		GE Capital Commercial Mortgage Corp., 4.839%, 05/10/43	1,910	0.0
553,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.743%, 08/10/38	549,325	0.1
6,000,464	ˆ	GS Mortgage Securities Corp. II, 2.393%, 11/10/45	822,079	0.1
1,620,000	#	GS MTG 11/08/29, 1.019%, 11/08/29	1,605,094	0.3

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
1,090,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.489%, 10/15/37	$1,042,943	0.2
222,425	#	JP Morgan Chase Comm Mor Sec Corp. Mor Pas Thr Ce Se 2002-C1, 6.135%, 07/12/37	222,924	0.0
5,440,000	#,ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	151,328	0.0
9,189,283	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.948%, 12/15/47	1,001,446	0.2
1,270,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.874%, 01/15/38	1,292,297	0.2
637,000		LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	651,398	0.1
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.248%, 02/15/40	418,284	0.1
510,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	531,245	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	746,001	0.1
1,270,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	1,111,484	0.2
720,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	747,760	0.1
1,582,455		LB-UBS Commercial Mortgage Trust 2006-C7, 5.300%, 11/15/38	1,666,904	0.3
436,540		Merrill Lynch Mortgage Investors Trust Series 2005-A8, 5.250%, 08/25/36	438,029	0.1
1,039,277		ML-CFC Commercial Mortgage Trust 2007-6, 5.331%, 03/12/51	1,041,882	0.2
8,206,188	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.515%, 12/15/48	607,543	0.1
1,520,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.376%, 06/15/38	1,543,815	0.3
900,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%, 08/13/42	912,121	0.2
1,251,510		Morgan Stanley Capital I Trust 2007-HQ12, 5.579%, 04/12/49	1,274,005	0.2
1,860,012		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	1,920,142	0.3
930,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	940,549	0.2
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	1,072,115	0.2
1,450,000	#	Morgan Stanley Capital I, Inc., 3.512%, 01/11/32	1,422,625	0.2
2,612,899	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	2,625,473	0.5
786,712		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.846%, 03/25/36	616,001	0.1
370,000	#	Motel 6 Trust, 1.948%, 10/05/25	366,048	0.1
1,320,000	#	N-Star Real Estate CDO Ltd., 2.020%, 07/25/29	1,321,237	0.2
2,867,954	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	2,874,943	0.5
515,196	+	Structured Asset Securities Corp., 4.550%, 02/25/34	518,975	0.1
2,960,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	3,258,051	0.6
11,788,647	#,ˆ	UBS-Barclays Commercial Mortgage Trust 2012-C3, 2.176%, 08/10/49	1,499,274	0.3
11,114,672	#,ˆ	Wells Fargo Commercial Mortgage Trust 2012-LC5, 2.142%, 10/15/45	1,360,007	0.2
1,204,238		Wells Fargo Mortgage Backed Securities 2005-AR14 Trust, 5.335%, 08/25/35	1,241,129	0.2
5,184,865	#,ˆ	WFRBS Commercial Mortgage Trust 2012-C8, 2.235%, 08/15/45	627,666	0.1
727,113		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust, 2.690%, 03/25/36	714,456	0.1

		Total Collateralized Mortgage Obligations
		(Cost $58,494,102)	58,985,661	10.1

U.S. TREASURY OBLIGATIONS: 6.7%
		U.S. Treasury Bonds: 0.5%
3,861,000		2.875%, due 05/15/43	3,310,808	0.5

		U.S. Treasury Notes: 6.2%
5,768,000		0.250%, due 10/31/15	5,761,465	1.0
24,528,000		0.625%, due 10/15/16	24,569,207	4.2
1,070,000		1.750%, due 10/31/20	1,055,454	0.2
4,809,000		2.500%, due 08/15/23	4,789,466	0.8
			36,175,592	6.2

		Total U.S. Treasury Obligations
		(Cost $39,362,379)	39,486,400	6.7

ASSET-BACKED SECURITIES: 6.0%
		United States: 6.0%
2,000,000	#	Apidos CDO II, 1.038%, 12/21/18	1,944,880	0.3

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
1,570,000	#	ARES XII CLO Ltd., 2.262%, 11/25/20	$1,554,713	0.3
2,050,000	#	Black Diamond CLO 2005-1 Delaware Corp., 1.023%, 06/20/17	1,977,442	0.3
230,000		BMW Vehicle Owner Trust, 0.670%, 11/27/17	229,995	0.0
470,000		BMW Vehicle Owner Trust, 1.120%, 04/27/20	469,947	0.1
250,000		CarMax Auto Owner Trust, 1.280%, 05/15/19	249,976	0.0
3,050,000	#	Castle Garden Funding, 2.010%, 10/27/20	3,006,598	0.5
850,000		Chase Issuance Trust, 1.010%, 10/15/18	849,815	0.2
600,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	695,590	0.1
770,000		Discover Card Execution Note Trust, 1.040%, 04/15/19	770,785	0.1
1,871,534	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	1,862,535	0.3
3,375,000	#	Gulf Stream — Compass CLO 2005-II Ltd., 1.038%, 01/24/20	3,337,811	0.6
2,000,000	#	Halcyon Structured Asset Management CLO I Ltd., 1.963%, 05/21/18	1,989,424	0.3
825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.688%, 08/07/21	797,750	0.1
380,000		Hyundai Auto Receivables Trust 2013-C, 1.550%, 03/15/19	384,984	0.1
350,000		Hyundai Auto Receivables Trust 2013-C, 2.100%, 03/15/19	355,698	0.1
600,000	#	M&T Bank Auto Receivables Trust 2013-1, 1.060%, 11/15/17	602,872	0.1
3,785,000	#	Madison Park Funding I Ltd., 1.035%, 05/10/19	3,757,018	0.7
3,460,000	#	Madison Park Funding I Ltd., 2.165%, 05/10/19	3,476,269	0.6
2,700,000	#	Morgan Stanley Investment Management Croton Ltd., 0.994%, 01/15/18	2,584,462	0.5
200,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	206,748	0.0
600,000	#	Stanfield Bristol CLO Ltd, 0.714%, 10/15/19	591,432	0.1
600,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	607,974	0.1
500,000		Volkswagen Auto Loan Enhanced Trust 2012-2, 0.660%, 03/20/19	496,774	0.1
2,600,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	2,576,116	0.4

		Total Asset-Backed Securities
		(Cost $35,054,981)	35,377,608	6.0

FOREIGN GOVERNMENT BONDS: 29.2%
		Angola: 0.2%
1,000,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	1,086,250	0.2

		Argentina: 0.3%
2,288,196	+	Argentina Government International Bond, 2.500%, 12/31/38	846,633	0.1
880,000		City of Buenos Aires Argentina, 9.950%, 03/01/17	882,200	0.2
			1,728,833	0.3

		Armenia: 0.3%
1,500,000	#	Republic of Armenia, 6.000%, 09/30/20	1,482,750	0.3

		Aruba: 0.1%
470,000	#	Aruba Government Bond, 4.625%, 09/14/23	444,150	0.1

		Austria: 0.4%
EUR 1,500,000	#	Austria Government Bond, 4.650%, 01/15/18	2,369,214	0.4

		Belarus: 0.3%
1,873,000		Republic of Belarus, 8.750%, 08/03/15	1,884,706	0.3

		Belize: 0.2%
1,486,000	#	Belize Government International Bond, 5.000%, 02/20/38	928,750	0.2

		Bolivia: 0.1%
750,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	761,250	0.1

		Brazil: 0.3%
200,000	#	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	208,000	0.0
1,179,000		Brazilian Government International Bond, 2.625%, 01/05/23	1,055,205	0.2
680,000		Federal Republic of Brazil, 5.625%, 01/07/41	697,000	0.1
			1,960,205	0.3

		Canada: 0.8%
CAD 3,200,000		Canadian Government Bond, 1.500%, 03/01/17	3,086,013	0.5

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Canada: (continued)
CAD 1,530,000		Canadian Government Bond, 4.000%, 06/01/41	$1,739,767	0.3
			4,825,780	0.8

		Chile: 0.2%
450,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	376,576	0.1
770,000		Empresa Nacional del Petroleo, 5.250%, 08/10/20	804,930	0.1
			1,181,506	0.2

		Colombia: 0.5%
1,529,000		Colombia Government International Bond, 2.625%, 03/15/23	1,386,803	0.2
400,000		Colombia Government International Bond, 7.375%, 03/18/19	491,000	0.1
943,000		Colombia Government International Bond, 8.125%, 05/21/24	1,254,190	0.2
			3,131,993	0.5

		Costa Rica: 0.1%
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	334,250	0.0
400,000	#	Costa Rica Government International Bond, 5.625%, 04/30/43	359,000	0.1
			693,250	0.1

		Croatia: 0.5%
300,000		Croatia Government International Bond, 6.375%, 03/24/21	319,875	0.1
2,400,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	2,481,000	0.4
			2,800,875	0.5

		Dominican Republic: 1.3%
686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	711,039	0.1
DOP 158,000,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	3,889,659	0.7
DOP 116,000,000		Dominican Republic International Bond, 15.500%, 04/19/19	2,998,825	0.5
			7,599,523	1.3

		Ecuador: 0.1%
800,000		Ecuador Government International Bond, 9.375%, 12/15/15	856,000	0.1

		Egypt: 0.3%
2,000,000		Egypt Government International Bond, 5.750%, 04/29/20	1,855,000	0.3

		Gabon: 0.2%
1,200,000		Gabonese Republic, 8.200%, 12/12/17	1,401,000	0.2

		Germany: 2.7%
EUR 2,050,000		Bundesrepublik Deutschland, 1.500%, 05/15/23	2,747,689	0.4
EUR 6,550,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	8,716,229	1.5
EUR 3,300,000		Bundesrepublik Deutschland, 2.000%, 08/15/23	4,603,036	0.8
			16,066,954	2.7

		Guatemala: 0.2%
400,000	#	Guatemala Government Bond, 4.875%, 02/13/28	380,800	0.1
744,000		Guatemala Government Bond, 8.125%, 10/06/34	935,580	0.1
			1,316,380	0.2

		Hungary: 0.3%
610,000		Hungary Government International Bond, 5.375%, 02/21/23	610,640	0.1
1,080,000		Hungary Government International Bond, 7.625%, 03/29/41	1,221,750	0.2
			1,832,390	0.3

		Indonesia: 0.6%
750,000		Indonesia Government International Bond, 4.625%, 04/15/43	640,313	0.1
1,000,000		Indonesia Government International Bond, 5.250%, 01/17/42	935,000	0.2
1,485,000		Indonesia Government International Bond, 11.625%, 03/04/19	2,045,587	0.3
			3,620,900	0.6

		Italy: 3.5%
EUR 5,720,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 06/01/18	8,031,579	1.4
EUR 3,175,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	4,451,406	0.7
EUR 5,764,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 05/01/23	8,190,012	1.4
			20,672,997	3.5

		Ivory Coast: 0.2%
1,232,000	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	1,118,286	0.2

		Kazakhstan: 0.1%
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	702,662	0.1

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Latvia: 0.1%
600,000	#	Republic of Latvia, 2.750%, 01/12/20	$576,750	0.1

		Lebanon: 0.1%
373,000		Lebanon Government International Bond, 6.100%, 10/04/22	364,608	0.1

		Lithuania: 0.3%
800,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	880,600	0.2
600,000		Lithuania Government International Bond, 6.625%, 02/01/22	714,750	0.1
			1,595,350	0.3

		Mexico: 1.4%
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	343,294	0.1
MXN 43,000,000		Mexican Bonos, 7.750%, 11/13/42	3,461,116	0.6
250,000		Mexico Government International Bond, 3.625%, 03/15/22	254,375	0.0
690,000		Mexico Government International Bond, 4.000%, 10/02/23	701,557	0.1
256,000		Mexico Government International Bond, 4.750%, 03/08/44	241,280	0.0
710,000		Petroleos Mexicanos, 3.500%, 07/18/18	727,750	0.1
500,000		Petroleos Mexicanos, 5.500%, 01/21/21	547,500	0.1
2,140,000		Petroleos Mexicanos, 5.500%, 06/27/44	2,011,600	0.4
			8,288,472	1.4

		Morocco: 0.2%
500,000		Morocco Government International Bond, 4.250%, 12/11/22	472,500	0.1
1,000,000	#	Morocco Government International Bond, 4.250%, 12/11/22	945,000	0.1
			1,417,500	0.2

		Namibia: 0.1%
600,000		Namibia International Bonds, 5.500%, 11/03/21	634,500	0.1

		Nigeria: 0.6%
NGN 408,000,000		Nigeria Government Bond, 01/23/14	2,500,387	0.4
800,000	#	Nigeria Government International Bond, 6.375%, 07/12/23	848,000	0.2
			3,348,387	0.6

		Pakistan: 0.1%
320,000		Pakistan Government International Bond, 6.875%, 06/01/17	317,600	0.1
200,000		Pakistan Government International Bond, 7.875%, 03/31/36	168,500	0.0
			486,100	0.1

		Panama: 0.5%
1,600,000		Panama Government International Bond, 4.300%, 04/29/53	1,313,600	0.2
800,000		Panama Government International Bond, 5.200%, 01/30/20	888,800	0.2
625,000		Panama Government International Bond, 6.700%, 01/26/36	742,188	0.1
			2,944,588	0.5

		Paraguay: 0.3%
1,800,000	#	Republic of Paraguay, 4.625%, 01/25/23	1,719,000	0.3

		Peru: 0.4%
2,000,000	#	El Fondo MIVIVIENDA SA, 3.500%, 01/31/23	1,840,000	0.3
510,000		Peruvian Government International Bond, 5.625%, 11/18/50	538,560	0.1
			2,378,560	0.4

		Philippines: 0.7%
650,000		Philippine Government International Bond, 7.750%, 01/14/31	876,688	0.2
1,595,000		Philippine Government International Bond, 4.000%, 01/15/21	1,704,656	0.3
1,150,000		Republic of the Philippines, 6.375%, 10/23/34	1,400,125	0.2
			3,981,469	0.7

		Poland: 0.3%
1,150,000		Poland Government International Bond, 3.000%, 03/17/23	1,075,825	0.2
495,000		Poland Government International Bond, 5.000%, 03/23/22	542,644	0.1
			1,618,469	0.3

		Republic Of Serbia: 0.2%
300,000	#	Republic of Serbia, 4.875%, 02/25/20	283,500	0.1
800,000	#	Republic of Serbia, 5.250%, 11/21/17	800,000	0.1
			1,083,500	0.2

		Romania: 0.3%
570,000	#	Romanian Government International Bond, 4.375%, 08/22/23	560,738	0.1
808,000		Romanian Government International Bond, 6.750%, 02/07/22	936,270	0.2
			1,497,008	0.3

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Russia: 2.6%
750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	$780,000	0.1
2,400,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,496,000	0.4
RUB 300,000,000		Russian Federal Bond — OFZ, 7.050%, 01/19/28	9,022,240	1.6
800,000	#	Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	841,200	0.2
1,036,750		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	1,235,858	0.2
600,000		Russian Railways via RZD Capital PLC, 5.700%, 04/05/22	630,750	0.1
			15,006,048	2.6

		Rwanda: 0.1%
750,000	#	Rwanda International Government Bond, 6.625%, 05/02/23	695,625	0.1

		South Africa: 0.6%
1,380,000		South Africa Government International Bond, 5.875%, 09/16/25	1,475,841	0.2
2,400,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	2,160,000	0.4
			3,635,841	0.6

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	530,020	0.1

		Sri Lanka: 0.1%
600,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	588,750	0.1

		Tanzania: 0.2%
1,200,000		Tanzania Government International Bond, 6.392%, 03/09/20	1,260,000	0.2

		Trinidad And Tobago: 0.4%
1,490,250		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	1,590,842	0.3
700,000		Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, 08/14/19	896,000	0.1
			2,486,842	0.4

		Turkey: 0.9%
1,400,000		Turkey Government International Bond, 6.000%, 01/14/41	1,412,250	0.2
3,410,000		Turkey Government International Bond, 7.375%, 02/05/25	3,998,225	0.7
			5,410,475	0.9

		Ukraine: 0.9%
3,050,000		Ukraine Government International Bond, 9.250%, 07/24/17	2,931,813	0.5
800,000		Ukraine Government International Bond, 7.950%, 06/04/14	770,000	0.2
1,500,000	#	Ukraine Railways via Shortline PLC, 9.500%, 05/21/18	1,290,000	0.2
			4,991,813	0.9

		United Kingdom: 2.3%
GBP 50,000		United Kingdom Gilt, 1.750%, 09/07/22	75,767	0.0
GBP 990,000		United Kingdom Gilt, 1.000%, 09/07/17	1,578,081	0.3
GBP 10,000		United Kingdom Gilt, 2.750%, 01/22/15	16,489	0.0
GBP 3,700,000		United Kingdom Gilt, 3.250%, 01/22/44	5,653,791	1.0
GBP 560,000		United Kingdom Gilt, 4.500%, 12/07/42	1,079,021	0.2
GBP 2,940,000		United Kingdom Gilt, 5.000%, 09/07/14	4,897,582	0.8
			13,300,731	2.3

		Uruguay: 0.4%
526,000		Uruguay Government International Bond, 4.500%, 08/14/24	544,410	0.1
493,404		Uruguay Government International Bond, 7.625%, 03/21/36	635,258	0.1
830,345		Uruguay Government International Bond, 8.000%, 11/18/22	1,073,221	0.2
			2,252,889	0.4

		Venezuela: 1.1%
3,942,300		Petroleos de Venezuela SA, 4.900%, 10/28/14	3,715,618	0.7
2,324,400		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,781,187	0.3
704,600		Petroleos de Venezuela SA, 8.000%, 11/17/13	706,073	0.1
			6,202,878	1.1

		Vietnam: 0.1%
440,000		Vietnam Government International Bond, 6.750%, 01/29/20	485,650	0.1

		Total Foreign Government Bonds
		(Cost $172,409,321)	171,103,427	29.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.1%
		Federal Home Loan Mortgage Corporation: 3.0%##
36,126,757	ˆ	4.000%, due 04/15/43	7,086,354	1.2
4,272,297	ˆ	5.000%, due 02/15/40	840,524	0.2
684,838		5.500%, due 11/15/32	754,335	0.1
10,489,557	ˆ	5.826%, due 05/15/36	1,442,417	0.3
7,622,378	ˆ	5.876%, due 07/15/40	1,266,103	0.2
15,988,508	ˆ	6.376%, due 05/15/41	3,457,096	0.6
12,814,974	ˆ	6.476%, due 02/15/41	2,482,223	0.4
			17,329,052	3.0

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 2.4%##
2,655,178		3.000%, due 01/25/38	$2,798,960	0.5
439,613		4.500%, due 12/01/40	472,062	0.1
605,260		4.500%, due 12/01/40	649,281	0.1
754,727		4.500%, due 12/01/40	810,272	0.1
309,026		4.500%, due 09/01/41	331,705	0.1
6,254,945	ˆ	5.000%, due 05/25/18	432,244	0.1
714,813		5.000%, due 07/25/34	735,689	0.1
962,272		5.000%, due 05/01/41	1,054,706	0.2
393,550		5.000%, due 06/01/41	431,499	0.1
652,784		6.000%, due 04/25/33	745,719	0.1
794,473		6.000%, due 12/01/37	872,879	0.2
4,201,584	ˆ	6.280%, due 02/25/42	815,004	0.1
8,222,459	ˆ	6.380%, due 09/25/40	1,643,595	0.3
652,202		7.062%, due 08/25/37	747,725	0.1
147,944		23.319%, due 07/25/35	157,319	0.0
790,430		32.599%, due 11/25/36	1,238,226	0.2
			13,936,885	2.4

		Government National Mortgage Association: 1.7%
16,845,516	ˆ	4.000%, due 08/16/26	2,125,950	0.4
5,481,227	ˆ	4.000%, due 04/20/38	708,187	0.1
11,393,292	ˆ	4.500%, due 12/20/37	1,282,258	0.2
771,064		4.500%, due 08/20/41	838,228	0.1
3,495,866	ˆ	5.000%, due 11/20/39	621,454	0.1
6,460,702	ˆ	5.000%, due 10/20/40	991,651	0.2
789,063		5.140%, due 10/20/60	881,181	0.2
519,480		5.288%, due 10/20/60	583,379	0.1
94,897		5.500%, due 03/20/39	104,101	0.0
1,019,235		21.489%, due 03/20/37	1,455,958	0.2
475,944		24.657%, due 04/16/37	668,957	0.1
			10,261,304	1.7

		Total U.S. Government Agency Obligations
		(Cost $39,040,077)	41,527,241	7.1

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.2%
		United States: 0.2%
52,000	@,P	Goldman Sachs Group, Inc./The	1,187,160	0.2

		Total Preferred Stock
		(Cost $1,294,800)	1,187,160	0.2

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
25,100,000	@	Call USD vs. Put GBP, Strike @ 1.535, Exp. 02/14/14 Counterparty: Deutsche Bank AG	91,885	0.0
18,915,000	@	Call USD. Put EUR, Strike @ 1.300, Exp. 12/20/13 Counterparty: Deutsche Bank AG	22,501	0.0
12,920,000	@	Put USD vs. Call CAD, Strike @ 1.050, Exp. 11/08/13 Counterparty: Citigroup, Inc.	11,707	0.0
24,821,615	@	Put USD vs. Call JPY, Strike @ 98.000, Exp. 12/20/13 Counterparty: Barclays Bank PLC	272,507	0.1
			398,600	0.1

		Total Purchased Options
		(Cost $1,340,986)	398,600	0.1

		Total Long-Term Investments
		(Cost $548,999,708)	552,907,226	94.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
		Foreign Government Bonds: 0.5%
NGN 429,990,000	Z	Nigeria Treasury Bill, 11.340%, 12/19/13
		(Cost $2,674,092)	2,668,986	0.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.6%
3,509,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $3,509,000)	3,509,000	0.6

		Total Short-Term Investments
		(Cost $6,183,092)	6,177,986	1.1

		Total Investments in Securities (Cost $555,182,800)	$559,085,212	95.5
		Assets in Excess of Other Liabilities	26,209,651	4.5
		Net Assets	$585,294,863	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##
On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
ˆ
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

BRL	Brazilian Real
CAD	Canadian Dollar
DOP	Dominican Peso
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
NGN	Nigerian Naira
RUB	Russian Ruble

Cost for federal income tax purposes is $555,588,779.

Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$14,053,325
	Gross Unrealized Depreciation	(10,556,892)
	Net Unrealized Appreciation	$3,496,433

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	29.7%
Financial	12.6
Collateralized Mortgage Obligations	10.1
Communications	6.6
U.S. Treasury Obligations	5.4
Other Asset-Backed Securities	5.1
Energy	3.7
Federal Home Loan Mortgage Corporation	3.0
Consumer, Non-cyclical	2.8
Basic Materials	2.5
Federal National Mortgage Association	2.4
Consumer, Cyclical	2.3
Utilities	2.2
Government National Mortgage Association	1.7
Technology	1.2
U.S. Treasury Notes	0.8
Industrial	0.8
U.S. Treasury Bonds	0.5
Automobile Asset-Backed Securities	0.5
Credit Card Asset-Backed Securities	0.4
Diversified	0.3
Financials	0.2
Options on Currencies	0.1
Short-Term Investments	0.6
Assets in Excess of Other Liabilities	4.5
Net Assets	100.0%

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Preferred Stock	$1,187,160	$—	$—	$1,187,160
Purchased Options	—	398,600	—	398,600
Corporate Bonds/Notes	—	204,841,129	—	204,841,129
Collateralized Mortgage Obligations	—	57,664,424	1,321,237	58,985,661
Short-Term Investments	3,509,000	2,668,986	—	6,177,986
U.S. Treasury Obligations	—	39,486,400	—	39,486,400
Foreign Government Bonds	—	171,103,427	—	171,103,427
Asset-Backed Securities	—	35,377,608	—	35,377,608
U.S. Government Agency Obligations	—	41,527,241	—	41,527,241
Total Investments, at fair value	$4,696,160	$553,067,815	$1,321,237	$559,085,212
Other Financial Instruments+
Swaps	—	302,178	—	302,178
Futures	1,836,143	—	—	1,836,143
Forward Foreign Currency Contracts	—	9,507,807	—	9,507,807
Total Assets	$6,532,303	$562,877,800	$1,321,237	$570,731,340
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(1,265,142)	$—	$(1,265,142)
Written Options	—	(226,356)	—	(226,356)
Futures	(1,625,264)	—	—	(1,625,264)
Forward Foreign Currency Contracts	—	(4,577,562)	—	(4,577,562)
Total Liabilities	$(1,625,264)	$(6,069,060)	$—	$(7,694,324)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At October 31, 2013, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	New Zealand Dollar	2,653,176	Buy	12/13/13	$2,177,000	$2,185,537	$8,537
Barclays Bank PLC	Norwegian Krone	14,598,364	Buy	12/13/13	2,471,000	2,448,654	(22,346)
Barclays Bank PLC	New Zealand Dollar	9,061,031	Buy	12/13/13	7,554,000	7,463,968	(90,032)
Barclays Bank PLC	Russian Ruble	7,516,193	Buy	12/13/13	235,000	232,694	(2,306)
Barclays Bank PLC	Mexican Peso	67,114,667	Buy	12/13/13	5,183,000	5,127,877	(55,123)
Barclays Bank PLC	Russian Ruble	184,867,560	Buy	12/13/13	5,727,000	5,723,325	(3,675)
Barclays Bank PLC	British Pound	7,541,004	Buy	12/13/13	12,000,000	12,087,694	87,694
Barclays Bank PLC	British Pound	1,367,430	Buy	12/13/13	2,178,000	2,191,893	13,893
Barclays Bank PLC	Russian Ruble	189,237,510	Buy	12/13/13	5,810,000	5,858,614	48,614
Barclays Bank PLC	Canadian Dollar	8,867,347	Buy	12/13/13	8,524,000	8,496,045	(27,955)
Barclays Bank PLC	British Pound	2,464,811	Buy	12/13/13	3,933,000	3,950,916	17,916
Barclays Bank PLC	Mexican Peso	17,136,007	Buy	12/13/13	1,293,000	1,309,272	16,272
Barclays Bank PLC	EU Euro	2,313,995	Buy	12/13/13	3,143,000	3,142,064	(936)
Barclays Bank PLC	Canadian Dollar	2,365,750	Buy	12/13/13	2,292,000	2,266,689	(25,311)
Barclays Bank PLC	Norwegian Krone	13,175,668	Buy	12/13/13	2,204,000	2,210,019	6,019
Barclays Bank PLC	Hungarian Forint	9,433,039	Buy	12/13/13	43,154	43,214	60
Barclays Bank PLC	Mexican Peso	77,632,615	Buy	12/13/13	5,813,000	5,931,498	118,498
Barclays Bank PLC	Colombian Peso	12,649,111,463	Buy	12/13/13	6,583,279	6,661,111	77,832
Barclays Bank PLC	Australian Dollar	3,033,135	Buy	12/13/13	2,824,000	2,859,293	35,293

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Norwegian Krone	9,892,779	Buy	12/13/13	$1,648,000	$1,659,364	$11,364
Barclays Bank PLC	British Pound	1,564,023	Buy	12/13/13	2,509,000	2,507,018	(1,982)
Barclays Bank PLC	South African Rand	53,017,608	Buy	12/13/13	5,409,684	5,250,508	(159,176)
Barclays Bank PLC	EU Euro	3,839,387	Buy	12/13/13	5,150,000	5,213,321	63,321
Barclays Bank PLC	Norwegian Krone	9,945,566	Buy	12/13/13	1,704,000	1,668,218	(35,782)
Barclays Bank PLC	New Zealand Dollar	6,615,969	Buy	12/13/13	5,507,000	5,449,863	(57,137)
Barclays Bank PLC	Australian Dollar	6,812,716	Buy	12/13/13	6,335,826	6,422,250	86,424
Barclays Bank PLC	Norwegian Krone	6,150,379	Buy	12/13/13	1,039,313	1,031,633	(7,680)
Barclays Bank PLC	Swedish Krona	21,522,816	Buy	12/13/13	3,310,082	3,318,186	8,104
Barclays Bank PLC	South Korean Won	6,837,422,200	Buy	12/13/13	6,181,000	6,427,334	246,334
Barclays Bank PLC	South Korean Won	6,879,291,400	Buy	12/13/13	6,122,000	6,466,692	344,692
Barclays Bank PLC	Russian Ruble	183,134,115	Buy	12/13/13	5,427,000	5,669,659	242,659
Barclays Bank PLC	Israeli New Shekel	12,433,873	Buy	12/13/13	3,470,144	3,523,636	53,492
Barclays Bank PLC	Indian Rupee	556,855,503	Buy	12/13/13	8,486,064	8,978,576	492,512
Barclays Bank PLC	Malaysian Ringgit	2,140,072	Buy	12/13/13	644,658	676,333	31,675
Barclays Bank PLC	Peruvian Nuevo Sol	29,567	Buy	12/13/13	10,407	10,611	204
Citigroup, Inc.	Canadian Dollar	9,218,947	Buy	12/13/13	8,846,000	8,832,923	(13,077)
Citigroup, Inc.	Canadian Dollar	7,136,731	Buy	12/13/13	6,807,000	6,837,895	30,895
Citigroup, Inc.	New Zealand Dollar	1,132,518	Buy	12/13/13	945,000	932,905	(12,095)
Citigroup, Inc.	EU Euro	42,673	Buy	12/13/13	58,823	57,944	(879)
Citigroup, Inc.	British Pound	3,706,312	Buy	12/13/13	5,999,000	5,940,955	(58,045)
Citigroup, Inc.	Swiss Franc	6,501,653	Buy	12/13/13	7,215,000	7,167,602	(47,398)
Citigroup, Inc.	Norwegian Krone	12,169,492	Buy	12/13/13	2,045,000	2,041,248	(3,752)
Citigroup, Inc.	Brazilian Real	7,026,800	Buy	12/13/13	3,194,000	3,107,734	(86,266)
Citigroup, Inc.	British Pound	3,780,281	Buy	12/13/13	6,008,000	6,059,521	51,521
Citigroup, Inc.	Japanese Yen	184,868,254	Buy	12/13/13	1,878,000	1,880,522	2,522
Citigroup, Inc.	New Zealand Dollar	327,273	Buy	12/13/13	272,927	269,588	(3,339)
Citigroup, Inc.	Mexican Peso	43,911,867	Buy	12/13/13	3,339,000	3,355,074	16,074
Citigroup, Inc.	Mexican Peso	19,469,803	Buy	12/13/13	1,470,000	1,487,585	17,585
Citigroup, Inc.	Canadian Dollar	1,759,883	Buy	12/13/13	1,704,000	1,686,191	(17,809)
Citigroup, Inc.	South African Rand	12,543,230	Buy	12/13/13	1,233,000	1,242,197	9,197
Citigroup, Inc.	Russian Ruble	114,337,969	Buy	12/13/13	3,499,463	3,539,795	40,332
Citigroup, Inc.	New Zealand Dollar	2,690,794	Buy	12/13/13	2,229,000	2,216,525	(12,475)
Citigroup, Inc.	Turkish Lira	5,960,935	Buy	12/13/13	2,937,000	2,965,474	28,474
Citigroup, Inc.	South African Rand	57,518,740	Buy	12/13/13	5,673,000	5,696,270	23,270
Citigroup, Inc.	Canadian Dollar	4,384,450	Buy	12/13/13	4,252,000	4,200,860	(51,140)
Citigroup, Inc.	British Pound	3,587,092	Buy	12/13/13	5,807,000	5,749,854	(57,146)
Citigroup, Inc.	EU Euro	1,299,993	Buy	12/13/13	1,759,000	1,765,199	6,199
Citigroup, Inc.	Swiss Franc	5,759,175	Buy	12/13/13	6,281,000	6,349,073	68,073
Citigroup, Inc.	Indian Rupee	382,120,650	Buy	12/13/13	6,051,000	6,161,202	110,202
Citigroup, Inc.	Malaysian Ringgit	18,509,420	Buy	12/13/13	5,816,000	5,849,586	33,586
Citigroup, Inc.	Swiss Franc	6,077,579	Buy	12/13/13	6,570,000	6,700,091	130,091
Citigroup, Inc.	EU Euro	4,915,935	Buy	12/13/13	6,570,000	6,675,115	105,115
Citigroup, Inc.	Danish Krone	11,481,481	Buy	12/13/13	2,059,576	2,090,787	31,211
Citigroup, Inc.	EU Euro	57,528,991	Buy	12/13/13	76,909,070	78,115,886	1,206,816
Citigroup, Inc.	EU Euro	3,028,058	Buy	12/13/13	4,039,000	4,111,657	72,657
Citigroup, Inc.	New Zealand Dollar	19,353,930	Buy	12/13/13	15,779,453	15,942,680	163,227
Citigroup, Inc.	Romanian New Leu	62,298	Buy	12/13/13	18,461	19,032	571
Citigroup, Inc.	Thai Baht	56,694,198	Buy	12/13/13	1,793,269	1,816,965	23,696
Credit Suisse Group AG	Norwegian Krone	71,354,234	Buy	12/13/13	12,003,000	11,968,590	(34,410)
Credit Suisse Group AG	New Zealand Dollar	2,737,160	Buy	12/13/13	2,265,000	2,254,719	(10,281)
Credit Suisse Group AG	British Pound	1,329,601	Buy	12/13/13	2,147,000	2,131,256	(15,744)
Credit Suisse Group AG	Swedish Krona	15,394,716	Buy	12/13/13	2,422,000	2,373,413	(48,587)
Credit Suisse Group AG	New Zealand Dollar	6,069,479	Buy	12/13/13	5,058,000	4,999,695	(58,305)
Credit Suisse Group AG	British Pound	19,920,176	Buy	12/13/13	31,652,503	31,930,626	278,123
Deutsche Bank AG	Chinese Offshore Yuan	49,330,698	Buy	01/14/14	7,834,000	8,076,388	242,388
Deutsche Bank AG	Swedish Krona	12,491,119	Buy	12/13/13	1,975,000	1,925,764	(49,236)
Deutsche Bank AG	Brazilian Real	19,418,447	Buy	12/13/13	8,835,000	8,588,173	(246,827)
Deutsche Bank AG	Swiss Franc	2,871,758	Buy	12/13/13	3,185,000	3,165,906	(19,094)
Deutsche Bank AG	EU Euro	470,884	Buy	12/13/13	643,000	639,391	(3,609)
Deutsche Bank AG	Swedish Krona	64,578,886	Buy	12/13/13	10,081,000	9,956,167	(124,833)
Deutsche Bank AG	Canadian Dollar	4,535,950	Buy	12/13/13	4,372,000	4,346,017	(25,983)
Deutsche Bank AG	Swiss Franc	2,067,016	Buy	12/13/13	2,260,000	2,278,736	18,736
Deutsche Bank AG	EU Euro	33,339,004	Buy	12/13/13	45,000,154	45,269,451	269,297

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	British Pound	2,767,899	Buy	12/13/13	$4,424,000	$4,436,746	$12,746
Deutsche Bank AG	New Zealand Dollar	2,645,257	Buy	12/13/13	2,193,000	2,179,014	(13,986)
Deutsche Bank AG	Australian Dollar	12,952,513	Buy	12/13/13	12,165,000	12,210,149	45,149
Deutsche Bank AG	Canadian Dollar	3,036,551	Buy	12/13/13	2,925,000	2,909,402	(15,598)
Deutsche Bank AG	Norwegian Krone	35,820,898	Buy	12/13/13	6,008,000	6,008,412	412
Deutsche Bank AG	Australian Dollar	1,908,694	Buy	12/13/13	1,792,000	1,799,298	7,298
Deutsche Bank AG	Canadian Dollar	5,547,989	Buy	12/13/13	5,377,000	5,315,678	(61,322)
Deutsche Bank AG	Norwegian Krone	26,972,286	Buy	12/13/13	4,521,000	4,524,192	3,192
Deutsche Bank AG	Australian Dollar	2,480,506	Buy	12/13/13	2,320,000	2,338,338	18,338
Deutsche Bank AG	Chilean Peso	3,826,795,050	Buy	12/13/13	7,519,000	7,427,691	(91,309)
Deutsche Bank AG	Mexican Peso	283,144,898	Buy	12/13/13	21,378,300	21,633,605	255,305
Deutsche Bank AG	Philippine Peso	301,623,061	Buy	12/13/13	6,965,891	6,985,493	19,602
Deutsche Bank AG	Swedish Krona	14,781,202	Buy	12/13/13	2,265,000	2,278,827	13,827
Deutsche Bank AG	Turkish Lira	11,091,363	Buy	12/13/13	5,298,000	5,517,783	219,783
Deutsche Bank AG	Chilean Peso	3,040,866,500	Buy	12/13/13	5,831,000	5,902,228	71,228
Deutsche Bank AG	Chilean Peso	2,275,287,218	Buy	12/13/13	4,342,151	4,416,262	74,111
Deutsche Bank AG	Czech Koruna	15,711,734	Buy	12/13/13	812,459	826,984	14,525
Deutsche Bank AG	Hong Kong Sar Dollar	1,153,673	Buy	12/13/13	148,832	148,818	(14)
Deutsche Bank AG	South Korean Won	433,600,985	Buy	12/13/13	386,626	407,595	20,969
Deutsche Bank AG	Polish Zloty	5,667,788	Buy	12/13/13	1,766,767	1,835,397	68,630
Deutsche Bank AG	Russian Ruble	86,306,847	Buy	12/13/13	2,573,635	2,671,979	98,344
Deutsche Bank AG	Singapore Dollar	1,440,975	Buy	12/13/13	1,129,021	1,160,036	31,015
Goldman Sachs & Co.	Australian Dollar	13,634,724	Buy	12/13/13	12,851,000	12,853,259	2,259
Goldman Sachs & Co.	Swedish Krona	77,173,195	Buy	12/13/13	12,121,000	11,897,839	(223,161)
Goldman Sachs & Co.	EU Euro	8,818,604	Buy	12/13/13	12,137,000	11,974,363	(162,637)
Goldman Sachs & Co.	British Pound	3,738,656	Buy	12/13/13	5,998,000	5,992,799	(5,201)
Goldman Sachs & Co.	British Pound	3,738,656	Buy	12/13/13	5,998,000	5,992,799	(5,201)
Goldman Sachs & Co.	Norwegian Krone	35,821,078	Buy	12/13/13	6,008,000	6,008,442	442
Goldman Sachs & Co.	EU Euro	10,947,561	Buy	12/13/13	14,828,931	14,865,173	36,242
Goldman Sachs & Co.	Swiss Franc	11,385,703	Buy	12/13/13	12,398,000	12,551,914	153,914
Goldman Sachs & Co.	British Pound	7,952,434	Buy	12/13/13	12,646,000	12,747,186	101,186
JPMorgan Chase & Co.	British Pound	1,538,241	Buy	12/13/13	2,469,000	2,465,691	(3,309)
JPMorgan Chase & Co.	Japanese Yen	206,565,068	Buy	12/13/13	2,101,000	2,101,227	227
JPMorgan Chase & Co.	Canadian Dollar	1,447,384	Buy	12/13/13	1,382,000	1,386,778	4,778
JPMorgan Chase & Co.	Swiss Franc	1,658,335	Buy	12/13/13	1,860,000	1,828,194	(31,806)
JPMorgan Chase & Co.	Swiss Franc	4,026,018	Buy	12/13/13	4,504,000	4,438,393	(65,607)
JPMorgan Chase & Co.	Japanese Yen	578,918,750	Buy	12/13/13	5,887,000	5,888,892	1,892
JPMorgan Chase & Co.	Norwegian Krone	36,084,867	Buy	12/13/13	6,054,000	6,052,689	(1,311)
JPMorgan Chase & Co.	Swiss Franc	3,951,866	Buy	12/13/13	4,383,000	4,356,647	(26,353)
JPMorgan Chase & Co.	British Pound	1,357,364	Buy	12/13/13	2,192,000	2,175,758	(16,242)
JPMorgan Chase & Co.	British Pound	1,229,926	Buy	12/13/13	1,987,000	1,971,483	(15,517)
JPMorgan Chase & Co.	British Pound	1,398,232	Buy	12/13/13	2,230,000	2,241,267	11,267
JPMorgan Chase & Co.	Canadian Dollar	1,138,788	Buy	12/13/13	1,097,000	1,091,104	(5,896)
JPMorgan Chase & Co.	British Pound	2,063,772	Buy	12/13/13	3,290,000	3,308,080	18,080
JPMorgan Chase & Co.	EU Euro	1,948,603	Buy	12/13/13	2,636,000	2,645,916	9,916
JPMorgan Chase & Co.	EU Euro	1,567,102	Buy	12/13/13	2,117,000	2,127,894	10,894

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	New Zealand Dollar	2,764,907	Buy	12/13/13	$2,292,000	$2,277,575	$(14,425)
JPMorgan Chase & Co.	British Pound	5,377,873	Buy	12/13/13	8,621,000	8,620,349	(651)
JPMorgan Chase & Co.	Brazilian Real	2,348,468	Buy	12/13/13	1,020,009	1,038,654	18,645
JPMorgan Chase & Co.	Japanese Yen	6,686,960,109	Buy	12/13/13	67,726,682	68,021,269	294,587
							$4,380,753
Barclays Bank PLC	Australian Dollar	6,875,613	Sell	12/13/13	$6,522,000	$6,481,542	$40,458
Barclays Bank PLC	British Pound	2,768,943	Sell	12/13/13	4,440,000	4,438,419	1,581
Barclays Bank PLC	Japanese Yen	109,158,258	Sell	12/13/13	1,122,000	1,110,382	11,618
Barclays Bank PLC	South Korean Won	6,107,034,000	Sell	12/13/13	5,730,000	5,740,752	(10,752)
Barclays Bank PLC	Australian Dollar	11,811,337	Sell	12/13/13	11,294,000	11,134,378	159,622
Barclays Bank PLC	Mexican Peso	76,652,805	Sell	12/13/13	5,905,000	5,856,636	48,364
Barclays Bank PLC	Australian Dollar	7,792,384	Sell	12/13/13	7,472,000	7,345,769	126,231
Barclays Bank PLC	New Zealand Dollar	7,443,627	Sell	12/13/13	6,272,000	6,131,642	140,358
Barclays Bank PLC	Australian Dollar	2,222,861	Sell	12/13/13	2,133,000	2,095,460	37,540
Barclays Bank PLC	Malaysian Ringgit	18,632,314	Sell	12/13/13	5,869,000	5,888,425	(19,425)
Barclays Bank PLC	Canadian Dollar	71,355	Sell	12/13/13	68,685	68,367	318
Barclays Bank PLC	Mexican Peso	66,300,844	Sell	12/13/13	5,062,872	5,065,697	(2,825)
Barclays Bank PLC	British Pound	5,706,574	Sell	12/13/13	9,218,000	9,147,232	70,768
Barclays Bank PLC	Israeli New Shekel	12,699,774	Sell	12/13/13	3,587,000	3,598,990	(11,990)
Barclays Bank PLC	Indian Rupee	75,129,500	Sell	12/13/13	1,175,000	1,211,366	(36,366)
Barclays Bank PLC	Brazilian Real	13,211,307	Sell	12/13/13	5,854,000	5,842,949	11,051
Barclays Bank PLC	EU Euro	2,861,039	Sell	12/13/13	3,871,000	3,884,869	(13,869)
Barclays Bank PLC	British Pound	2,340,134	Sell	12/13/13	3,751,000	3,751,068	(68)
Barclays Bank PLC	New Zealand Dollar	785,890	Sell	12/13/13	647,684	647,372	312
Barclays Bank PLC	Brazilian Real	7,556,444	Sell	12/13/13	3,365,000	3,341,980	23,020
Barclays Bank PLC	EU Euro	3,191,216	Sell	12/13/13	4,309,000	4,333,201	(24,201)
Barclays Bank PLC	EU Euro	3,037,149	Sell	12/13/13	4,110,359	4,124,000	(13,641)
Barclays Bank PLC	British Pound	667,161	Sell	12/13/13	1,069,000	1,069,412	(412)
Barclays Bank PLC	New Zealand Dollar	3,937,798	Sell	12/13/13	3,216,000	3,243,737	(27,737)
Barclays Bank PLC	Singapore Dollar	7,558,304	Sell	12/13/13	6,051,000	6,084,704	(33,704)
Barclays Bank PLC	EU Euro	2,629,092	Sell	12/13/13	3,513,402	3,569,918	(56,516)
Barclays Bank PLC	Swiss Franc	17,583,478	Sell	12/13/13	19,001,298	19,384,513	(383,215)
Barclays Bank PLC	Canadian Dollar	8,302,118	Sell	12/13/13	8,043,597	7,954,484	89,113
Barclays Bank PLC	Norwegian Krone	10,808,123	Sell	12/13/13	1,824,000	1,812,899	11,101
Barclays Bank PLC	Russian Ruble	225,914,940	Sell	12/13/13	6,840,000	6,994,113	(154,113)
Barclays Bank PLC	Chilean Peso	3,056,407,900	Sell	12/13/13	6,013,000	5,932,393	80,607
Citigroup, Inc.	Australian Dollar	7,199,848	Sell	12/13/13	6,822,000	6,787,194	34,806
Citigroup, Inc.	Swedish Krona	42,998,980	Sell	12/13/13	6,642,000	6,629,179	12,821
Citigroup, Inc.	Swedish Krona	13,786,926	Sell	12/13/13	2,147,000	2,125,539	21,461
Citigroup, Inc.	Japanese Yen	155,151,069	Sell	12/13/13	1,574,000	1,578,232	(4,232)
Citigroup, Inc.	EU Euro	4,419,139	Sell	12/13/13	6,102,000	6,000,539	101,461
Citigroup, Inc.	EU Euro	2,284,972	Sell	12/13/13	3,154,000	3,102,656	51,344
Citigroup, Inc.	EU Euro	355,787	Sell	12/13/13	491,067	483,106	7,961
Citigroup, Inc.	Norwegian Krone	107,378,543	Sell	12/13/13	18,210,000	18,011,121	198,879
Citigroup, Inc.	EU Euro	871,856	Sell	12/13/13	1,193,000	1,183,851	9,149
Citigroup, Inc.	Canadian Dollar	3,750,136	Sell	12/13/13	3,637,000	3,593,107	43,893
Citigroup, Inc.	Norwegian Krone	14,496,097	Sell	12/13/13	2,444,000	2,431,500	12,500
Citigroup, Inc.	New Zealand Dollar	327,273	Sell	12/13/13	274,841	269,589	5,252
Citigroup, Inc.	British Pound	3,713,993	Sell	12/13/13	5,949,000	5,953,267	(4,267)
Citigroup, Inc.	Australian Dollar	2,509,163	Sell	12/13/13	2,381,000	2,365,352	15,648
Citigroup, Inc.	British Pound	3,768,945	Sell	12/13/13	6,008,000	6,041,351	(33,351)
Citigroup, Inc.	Canadian Dollar	4,538,416	Sell	12/13/13	4,372,000	4,348,379	23,621
Citigroup, Inc.	Swedish Krona	14,170,545	Sell	12/13/13	2,172,000	2,184,682	(12,682)
Citigroup, Inc.	Australian Dollar	3,404,832	Sell	12/13/13	3,223,000	3,209,686	13,314
Citigroup, Inc.	New Zealand Dollar	9,262,962	Sell	12/13/13	7,691,000	7,630,307	60,693
Citigroup, Inc.	Swiss Franc	2,932,730	Sell	12/13/13	3,217,000	3,233,122	(16,122)
Citigroup, Inc.	Mexican Peso	15,526,951	Sell	12/13/13	1,176,000	1,186,332	(10,332)
Citigroup, Inc.	New Zealand Dollar	646	Sell	12/13/13	534	532	2
Citigroup, Inc.	Mexican Peso	21,655,642	Sell	12/13/13	1,646,000	1,654,593	(8,593)
Citigroup, Inc.	Swedish Krona	18,475,010	Sell	12/13/13	2,866,000	2,848,304	17,696
Citigroup, Inc.	New Zealand Dollar	2,817,168	Sell	12/13/13	2,320,000	2,320,625	(625)
Citigroup, Inc.	Japanese Yen	176,901,934	Sell	12/13/13	1,819,000	1,799,486	19,514
Citigroup, Inc.	Norwegian Krone	72,581	Sell	12/13/13	12,032	12,174	(142)
Citigroup, Inc.	New Zealand Dollar	1,890,916	Sell	12/13/13	1,548,000	1,557,630	(9,630)
Citigroup, Inc.	Swedish Krona	14,571,661	Sell	12/13/13	2,286,000	2,246,522	39,478

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Norwegian Krone	9,938,186	Sell	12/13/13	$1,700,000	$1,666,980	$33,020
Citigroup, Inc.	Swiss Franc	1,119,855	Sell	12/13/13	1,231,000	1,234,560	(3,560)
Citigroup, Inc.	New Zealand Dollar	33,069	Sell	12/13/13	27,084	27,240	(156)
Citigroup, Inc.	British Pound	21,281,597	Sell	12/13/13	33,918,099	34,112,887	(194,788)
Citigroup, Inc.	Hungarian Forint	48,253,853	Sell	12/13/13	214,461	221,058	(6,597)
Citigroup, Inc.	South African Rand	59,355,307	Sell	12/13/13	5,911,000	5,878,151	32,849
Citigroup, Inc.	South African Rand	9,108,970	Sell	12/13/13	869,000	902,091	(33,091)
Citigroup, Inc.	Chilean Peso	3,067,893,710	Sell	12/13/13	5,909,000	5,954,687	(45,687)
Citigroup, Inc.	Israeli New Shekel	9,551,652	Sell	12/13/13	2,601,000	2,706,844	(105,844)
Citigroup, Inc.	Taiwan New Dollar	116,332	Sell	12/13/13	3,891	3,963	(72)
Citigroup, Inc.	South African Rand	24,760,657	Sell	12/13/13	2,395,343	2,452,130	(56,787)
Credit Suisse Group AG	Norwegian Krone	26,618,853	Sell	12/13/13	4,467,000	4,464,909	2,091
Credit Suisse Group AG	EU Euro	8,854,777	Sell	12/13/13	12,085,000	12,023,482	61,518
Credit Suisse Group AG	EU Euro	3,264,676	Sell	12/13/13	4,438,000	4,432,948	5,052
Credit Suisse Group AG	EU Euro	6,013,920	Sell	12/13/13	8,295,000	8,166,017	128,983
Credit Suisse Group AG	Swiss Franc	4,567,124	Sell	12/13/13	5,124,000	5,034,924	89,076
Credit Suisse Group AG	Australian Dollar	5,657,936	Sell	12/13/13	5,422,000	5,333,655	88,345
Deutsche Bank AG	Chinese Offshore Yuan	49,330,698	Sell	01/14/14	7,912,281	8,076,388	(164,107)
Deutsche Bank AG	British Pound	1,276,315	Sell	12/13/13	2,063,000	2,045,842	17,158
Deutsche Bank AG	Mexican Peso	76,646,900	Sell	12/13/13	5,905,000	5,856,185	48,815
Deutsche Bank AG	South African Rand	2,916,913	Sell	12/13/13	295,000	288,871	6,129
Deutsche Bank AG	British Pound	4,438,807	Sell	12/13/13	7,174,000	7,115,092	58,908
Deutsche Bank AG	British Pound	1,413,733	Sell	12/13/13	2,296,000	2,266,114	29,886
Deutsche Bank AG	Russian Ruble	202,076,613	Sell	12/13/13	6,282,500	6,256,101	26,399
Deutsche Bank AG	Mexican Peso	74,112,180	Sell	12/13/13	5,763,000	5,662,520	100,480
Deutsche Bank AG	British Pound	2,836,649	Sell	12/13/13	4,530,000	4,546,946	(16,946)
Deutsche Bank AG	Swiss Franc	3,009,218	Sell	12/13/13	3,296,000	3,317,446	(21,446)
Deutsche Bank AG	Mexican Peso	84,399,288	Sell	12/13/13	6,456,000	6,448,504	7,496
Deutsche Bank AG	Australian Dollar	2,444,080	Sell	12/13/13	2,318,000	2,304,000	14,000
Deutsche Bank AG	EU Euro	2,458,413	Sell	12/13/13	3,340,000	3,338,162	1,838
Deutsche Bank AG	Japanese Yen	187,485,928	Sell	12/13/13	1,904,000	1,907,149	(3,149)
Deutsche Bank AG	New Zealand Dollar	1,950,854	Sell	12/13/13	1,611,000	1,607,004	3,996
Deutsche Bank AG	Indian Rupee	190,161,780	Sell	12/13/13	3,046,000	3,066,113	(20,113)
Deutsche Bank AG	Swiss Franc	2,254,203	Sell	12/13/13	2,475,000	2,485,096	(10,096)
Deutsche Bank AG	New Zealand Dollar	14,913,919	Sell	12/13/13	12,301,000	12,285,248	15,752
Deutsche Bank AG	Swedish Krona	38,993,746	Sell	12/13/13	6,079,000	6,011,690	67,310
Deutsche Bank AG	British Pound	760,755	Sell	12/13/13	1,219,000	1,219,437	(437)
Deutsche Bank AG	Swiss Franc	10,880,018	Sell	12/13/13	11,989,000	11,994,432	(5,432)
Deutsche Bank AG	Indian Rupee	373,530,700	Sell	12/13/13	5,930,000	6,022,700	(92,700)
Deutsche Bank AG	Brazilian Real	13,256,842	Sell	12/13/13	5,909,000	5,863,088	45,912
Deutsche Bank AG	Mexican Peso	77,949,619	Sell	12/13/13	5,871,000	5,955,718	(84,718)
Deutsche Bank AG	New Zealand Dollar	954,987	Sell	12/13/13	782,000	786,665	(4,665)
Deutsche Bank AG	Swedish Krona	17,013,467	Sell	12/13/13	2,654,000	2,622,977	31,023
Deutsche Bank AG	Philippine Peso	47,946,560	Sell	12/13/13	1,114,000	1,110,427	3,573
Deutsche Bank AG	Russian Ruble	191,896,005	Sell	12/13/13	5,979,000	5,940,919	38,081
Deutsche Bank AG	Russian Ruble	49,144,450	Sell	12/13/13	1,445,000	1,521,466	(76,466)
Deutsche Bank AG	South African Rand	11,970,055	Sell	12/13/13	1,152,000	1,185,434	(33,434)
Deutsche Bank AG	Indian Rupee	298,017,140	Sell	12/13/13	4,454,000	4,805,142	(351,142)
Deutsche Bank AG	Turkish Lira	11,140,244	Sell	12/13/13	5,574,582	5,542,101	32,481
Goldman Sachs & Co.	EU Euro	4,418,809	Sell	12/13/13	6,102,000	6,000,091	101,909
Goldman Sachs & Co.	British Pound	3,744,491	Sell	12/13/13	5,998,000	6,002,152	(4,152)
Goldman Sachs & Co.	British Pound	3,873,517	Sell	12/13/13	6,185,000	6,208,973	(23,973)
Goldman Sachs & Co.	Swedish Krona	39,001,071	Sell	12/13/13	6,079,000	6,012,819	66,181
Goldman Sachs & Co.	British Pound	7,467,155	Sell	12/13/13	11,973,000	11,969,318	3,682
HSBC	EU Euro	1,335,714	Sell	12/13/13	1,783,000	1,813,702	(30,702)
JPMorgan Chase & Co.	Canadian Dollar	2,288,810	Sell	12/13/13	2,200,000	2,192,970	7,030
JPMorgan Chase & Co.	Japanese Yen	594,125,858	Sell	12/13/13	6,064,000	6,043,582	20,418

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Russian Ruble	202,064,048	Sell	12/13/13	$6,282,500	$6,255,712	$26,788
JPMorgan Chase & Co.	EU Euro	4,240,894	Sell	12/13/13	5,740,440	5,758,508	(18,068)
JPMorgan Chase & Co.	Japanese Yen	322,452,898	Sell	12/13/13	3,275,000	3,280,064	(5,064)
JPMorgan Chase & Co.	EU Euro	1,506,855	Sell	12/13/13	2,042,000	2,046,087	(4,087)
JPMorgan Chase & Co.	EU Euro	9,135,166	Sell	12/13/13	12,412,114	12,404,208	7,906
JPMorgan Chase & Co.	Mexican Peso	31,044,623	Sell	12/13/13	2,350,000	2,371,956	(21,956)
JPMorgan Chase & Co.	New Zealand Dollar	5,587,082	Sell	12/13/13	4,654,000	4,602,324	51,676
UBS AG	EU Euro	544,992	Sell	12/13/13	751,916	740,020	11,896
UBS AG	Swedish Krona	13,805,968	Sell	12/13/13	2,177,000	2,128,475	48,525
							$549,492

ING Global Bond Fund Open Futures Contracts on October 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	55	12/06/13	$9,415,215	$112,673
Australia 10-Year Bond	17	12/16/13	1,872,372	35,666
Australia 3-Year Bond	50	12/16/13	5,125,374	22,407
Canada 10-Year Bond	79	12/18/13	9,952,189	231,847
Euro-Bund	180	12/06/13	34,704,213	611,017
Euro-Schatz	420	12/06/13	63,024,806	97,872
Long Gilt	96	12/27/13	17,125,980	248,050
Short Gilt	63	12/27/13	10,518,688	(6,204)
U.S. Treasury 2-Year Note	88	12/31/13	19,397,125	6,655
U.S. Treasury 5-Year Note	374	12/31/13	45,511,125	354,431
			$216,647,087	$1,714,414
Short Contracts
Euro-Bobl 5-Year	(198)	12/06/13	(33,682,394)	7,568
U.S. Treasury 10-Year Note	(680)	12/19/13	(86,604,378)	(1,565,195)
U.S. Treasury Long Bond	(217)	12/19/13	(29,254,313)	107,957
U.S. Treasury Ultra Long Bond	(46)	12/19/13	(6,628,313)	(53,865)
			$(156,169,398)	$(1,503,535)

ING Global Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on October 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Bolivarian Republic of Venezuela	Buy	(5.000)	12/20/18	USD 1,377,000	$245,732	$222,899	$22,833
Deutsche Bank AG	Republic of Turkey	Buy	(1.000)	06/20/18	USD 1,727,000	56,446	31,057	25,389
						$302,178	$253,956	$48,222

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

ING Global Bond Fund Centrally Cleared Interest Rate Swap Agreements Outstanding on October 31, 2013:

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.842%	09/16/18	USD 60,100,000	$(1,265,142)	$(1,265,142)
			$(1,265,142)	$(1,265,142)

ING Global Bond Fund Written OTC Options on October 31, 2013:

	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Currencies
12,920,000	Citigroup, Inc.	Call USD vs. Put CAD	1.015	USD	11/08/13	$35,013	$(26)
18,915,000	Deutsche Bank AG	Put USD vs. Call EUR	1.360	USD	12/20/13	81,146	(179,273)
30,731,523	Barclays Bank PLC	Put USD vs. Call JPY	94.000	USD	12/20/13	284,574	(47,057)
			Total Written OTC Options			$400,733	$(226,356)

ING GLOBAL PERSPECTIVES FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 99.6%
		Affiliated Investment Companies: 99.6%
53,003	@	ING Core Equity Research Fund — Class R6	$882,503	10.0
74,175		ING Emerging Markets Equity Fund — Class I	876,744	10.0
79,502		ING Global Bond Fund — Class R6	873,730	10.0
46,188		ING Global Real Estate Fund — Class I	870,647	9.9
99,647		ING GNMA Income Fund — Class I	867,927	9.9
105,383		ING High Yield Bond Fund — Class I	877,837	10.0
88,567		ING Intermediate Bond Fund — Class R6	873,268	9.9
78,308		ING International Core Fund — Class I	869,216	9.9
32,055	@	ING MidCap Opportunities Fund — Class R6	876,069	10.0
46,820	@	ING Small Company Fund — Class R6	875,541	10.0

		Total Mutual Funds
		(Cost $8,506,045)	8,743,482	99.6

		Assets in Excess of Other Liabilities	39,050	0.4
		Net Assets	$8,782,532	100.0

@	Non-income producing security

Cost for federal income tax purposes is $8,501,492.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$241,990
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$241,990

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Mutual Funds	$8,743,482	$—	$—	$8,743,482
Total Investments, at fair value	$8,743,482	$—	$—	$8,743,482

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Australia: 3.4%
70,558	@	Aditya Birla Minerals Ltd.	$22,687	0.0
146,857		Arrium Ltd.	191,879	0.1
425,481		Australian Pharmaceutical Industries Ltd.	259,502	0.1
287,280	@	Australian Worldwide Exploration Ltd.	338,944	0.1
9,389		BC Iron Ltd.	43,691	0.0
15,169		Cedar Woods Properties Ltd.	99,323	0.0
24,777		Collection House Ltd.	40,289	0.0
63,654		Collins Foods Ltd.	100,825	0.0
93,271		Domino’s Pizza Enterprises Ltd.	1,375,806	0.6
9,569		GBST Holdings Ltd.	31,202	0.0
120,884		Grange Resources Ltd.	24,560	0.0
203,887	@	Karoon Gas Australia Ltd.	854,221	0.3
199,568		Nufarm Ltd.	920,323	0.4
91,023		RCR Tomlinson Ltd.	305,072	0.1
186,535	@	Resolute Mining Ltd.	112,922	0.1
764,897	@	Roc Oil Co. Ltd.	349,891	0.1
293,595		SAI Global Ltd.	1,140,960	0.5
35,709		Seek Ltd.	438,698	0.2
16,885	@	Sims Group Ltd.	159,939	0.1
275,860		Tox Free Solutions Ltd.	860,205	0.3
839,477	@	Transpacific Industries Group Ltd.	908,581	0.4
			8,579,520	3.4

		Austria: 1.1%
10,472		CA Immobilien Anlagen AG	159,250	0.1
11,684		Schoeller-Bleckmann Oilfield Equipment AG	1,347,981	0.5
73,917		Zumtobel AG	1,319,069	0.5
			2,826,300	1.1

		Belgium: 1.8%
119,237	@	AGFA-Gevaert NV	283,316	0.1
27		Banque Nationale de Belgique	105,836	0.0
4,209		Barco NV	318,942	0.1
14,130		Cie d’Entreprises CFE	1,117,147	0.5
27,533		D’ieteren SA	1,299,062	0.5
10,191		Exmar NV	147,224	0.1
4,118		Kinepolis Group NV	600,840	0.3
9,699		Melexis NV	315,373	0.1
3,201	@	Punch International NV	29,902	0.0
34,906		Recticel SA	234,338	0.1
6,356	@	Sioen Industries NV	75,292	0.0
			4,527,272	1.8

		Brazil: 0.6%
19,273		Bematech SA	67,105	0.0
9,000		Cia Providencia Industria e Comercio SA	34,068	0.0
4,200		Kepler Weber SA	52,233	0.0
222,100	@	Magazine Luiza SA	941,858	0.4
9,000		Metalurgica Gerdau SA	92,001	0.0
20,800		Porto Seguro SA	261,370	0.1
16,700		Rodobens Negocios Imobiliarios SA	101,384	0.1
			1,550,019	0.6

		Canada: 5.3%
5,259		Aastra Technologies Ltd.	143,044	0.1
8,200		Aecon Group, Inc.	113,643	0.1
10,400	@	Air Canada	57,354	0.0
2,600		Akita Drilling Ltd.	38,277	0.0
29,696		Altus Group Ltd./Canada	398,738	0.2
5,200	@	Atrium Innovations, Inc.	94,709	0.0
4,081	@	Bird Construction, Inc.	51,235	0.0
11,300	@	Canam Group, Inc.	122,467	0.1
25,800	@	Canfor Corp.	534,732	0.2
2,723	@	Canfor Pulp Products, Inc.	28,258	0.0
38,600		Cascades, Inc.	216,203	0.1
5,740	@	Cathedral Energy Services Ltd.	33,967	0.0
17,100	@	Celestica, Inc.	187,786	0.1
4,000		Cogeco, Inc.	181,077	0.1
2,631	@	Dominion Diamond Corp.	35,529	0.0
17,800		Dorel Industries, Inc.	661,365	0.3
5,715		Eagle Energy Trust	46,919	0.0
1,900		easyhome Ltd.	26,314	0.0
1,900	@	EGI Financial Holdings, Inc.	26,059	0.0
25,823		Enerflex Ltd.	365,804	0.2
20,786		Enerplus Corp.	358,644	0.1
8,400	@	Enghouse Systems Ltd.	223,565	0.1
25,000		Ensign Energy Services, Inc.	427,277	0.2
10,223		Essential Energy Services Ltd	28,924	0.0
15,800		Exco Technologies Ltd.	110,622	0.1
6,726		FirstService Corp.	279,600	0.1
3,600	@	Genworth MI Canada, Inc.	113,284	0.1
23,200	@	Gluskin Sheff + Associates, Inc.	447,245	0.2
6,700	@	Great Canadian Gaming Corp.	82,380	0.0
4,100	@	Heroux-Devtek, Inc.	36,767	0.0
11,157		High Arctic Energy Services, Inc.	32,316	0.0
800	@	High Liner Foods, Inc.	31,458	0.0
2,300	@	International Forest Products Ltd..	26,052	0.0
42,000		Intertape Polymer Group, Inc.	604,230	0.2
800		Laurentian Bank of Canada	35,717	0.0
60,552	@	Legacy Oil + Gas, Inc.	410,010	0.2
6,000		Linamar Corp.	201,755	0.1
11,961		Longview Oil Corp.	59,653	0.0
3,800		McCoy Corp./Canada	26,204	0.0
4,238	@	MDS, Inc.	35,078	0.0
2,675	@	MEGA Brands, Inc.	40,280	0.0
13,000		Mullen Group Ltd.	348,362	0.1
95,100		Nevsun Resources Ltd	346,598	0.1

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Canada: (continued)
55,900		Noranda Income Fund	$275,573	0.1
38,687		Norbord, Inc.	1,098,293	0.4
7,177	@	North American Energy Partners, Inc.	43,206	0.0
18,025	@	Parex Resources, Inc.	104,245	0.0
69,083		Parkland Fuel Corp.	1,266,174	0.5
89,932	@	Petroamerica Oil Corp.	27,601	0.0
2,696	@	PHX Energy Services Corp.	31,804	0.0
10,400		Pulse Seismic, Inc.	37,405	0.0
18,010		Quebecor, Inc.	445,306	0.2
3,500	@	Santonia Energy, Inc.	6,814	0.0
15,200		Savanna Energy Services Corp.	114,293	0.1
24,270	@	Sierra Wireless	438,316	0.2
4,600	@	Torstar Corp.	24,706	0.0
58,539		Transcontinental, Inc.	934,805	0.4
65,200		Trinidad Drilling Ltd.	631,583	0.3
3,400		Uni-Select, Inc.	78,914	0.0
1,200		Westjet Airlines Ltd.	31,385	0.0
1,400		Winpak Ltd.	30,695	0.0
2,934	@	Yellow Media Ltd.	37,876	0.0
6,640	@	Zargon Oil & Gas Ltd.	49,100	0.0
2,200	@	ZCL Composites, Inc.	14,622	0.0
			13,392,217	5.3

		China: 0.9%
1,312,000	@	Baofeng Modern International Holdings Co. Ltd	111,688	0.1
34,000		Baoye Group Co. Ltd.	24,602	0.0
20,843	@	China Great Star International Ltd.	36,378	0.0
14,836	@	China King-highway Holdings Ltd.	33,216	0.0
19,594	@	China Yuchai International Ltd.	457,912	0.2
9,256		Giant Interactive Group INC. ADR	81,916	0.0
56,000	@,X	Great Wall Technology Co. Ltd.	16,180	0.0
231,040		Hopefluent Group Holdings Ltd.	88,438	0.1
1,900		Jiangling Motors Corp. Ltd.	5,351	0.0
75,978	@	Li Heng Chemical Fibre Technologies Ltd	7,584	0.0
5,966		NAM TAI Electronics, Inc.	41,702	0.0
88,000	@,X	RREEF China Commercial Trust	—	—
304,000		SinoMedia Holding Ltd.	283,159	0.1
75,000		Weiqiao Textile Co.	45,637	0.0
35,500	@	WuXi PharmaTech Cayman, Inc. ADR	1,038,375	0.4
10,950		Xinyuan Real Estate Co. Ltd. ADR	71,832	0.0
			2,343,970	0.9

		Colombia: 0.1%
11,218		Petrominerales Ltd.	129,002	0.1

		Denmark: 1.8%
954	@	Auriga Industries	37,438	0.0
2,041	@	Bavarian Nordic A/S	24,818	0.0
369		Dfds A/S	26,836	0.0
43,307		DSV A/S	1,266,998	0.5
1,782	@	East Asiatic Co., Ltd. A/S	30,493	0.0
68,658	@	Griffin IV Berlin A/S	24,997	0.0
46,570		H Lundbeck A/S	1,001,214	0.4
3,981	@	Jyske Bank	225,085	0.1
39,199	@	Matas A/S	988,315	0.4
433		PER Aarsleff A/S	53,920	0.1
4,667	@	Rockwool International AS	734,062	0.3
			4,414,176	1.8

		Finland: 0.7%
3,368		Atria PLC	37,269	0.0
8,483		Cramo PLC	169,606	0.1
5,970		Finnair OYJ	22,778	0.0
15,981		HKScan OYJ	73,123	0.1
8,597		Lassila & Tikanoja OYJ	180,342	0.1
8,558	@	M-real OYJ	33,208	0.0
19,720		Oriola-KD OYJ	63,992	0.0
8,042		Tieto Oyj	176,681	0.1
33,894	@	Tikkurila Oyj	878,755	0.3
			1,635,754	0.7

		France: 6.2%
1,506		Assystem	41,018	0.0
13,654		Atos Origin	1,163,878	0.5
2,576	@	Bigben Interactive	25,812	0.0
1,897		Boiron SA	128,423	0.1
366		Bongrain SA	26,785	0.0
29,696	@	Boursorama	297,964	0.1
2,639	@	Caisse Regionale de Credit Agricole Mutuel Nord de France	56,864	0.0
5,876		Canal +	48,451	0.0
1,456		Cegid Group	42,483	0.0
1,640		Compagnie des Alpes	33,401	0.0
79,237	@	Derichebourg	276,916	0.1
65		Devoteam SA	1,156	0.0
946		Esso SA Francaise	60,882	0.0
31,454		Etablissements Maurel et Prom	506,407	0.2
21,159		Eurazeo	1,597,572	0.6
5,736		EuropaCorp	31,100	0.0
51,229	@	Groupe Fnac	1,432,862	0.6
17,281		Groupe Steria SCA	319,310	0.1
17,547		Imerys SA	1,407,621	0.6
2,401		Interparfums SA	94,556	0.0
2,221	@	Le Belier	51,194	0.0
1,992		Lectra	18,885	0.0
126,210		Maurel & Prom Nigeria SA	550,073	0.2
565	@	MGI Coutier	69,349	0.0
2,447		Montupet	91,998	0.1
18,150		NetGem SA	69,494	0.0
10,689	@	Nexity	418,524	0.2
956		Norbert Dentressangle SA	108,384	0.1
20,254		Rallye SA	861,932	0.4
45,238		Teleperformance	2,394,681	1.0
229	@	Tessi SA	31,287	0.0
106		Total Gabon	68,075	0.0
424	@	Trigano SA	8,999	0.0
126,063	@	UbiSoft Entertainment	1,617,095	0.6
11,713		Wendel	1,632,581	0.7
			15,586,012	6.2

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Germany: 8.2%
23,500	@	Aareal Bank AG	$901,302	0.4
14,343		Adler Modemaerkte AG	185,979	0.1
18,502	@	ADVA AG Optical Networking	98,764	0.0
8,702		Amadeus Fire AG	572,730	0.2
22,180		Aurelius AG	756,387	0.3
38,263		Borussia Dortmund GmbH & Co. KGaA	197,606	0.1
5,436		CANCOM AG	208,461	0.1
10,899		CENTROTEC Sustainable AG	270,978	0.1
5,116		Cewe Stiftung & Co. KGAA	286,064	0.1
26,338		CropEnergies AG	246,783	0.1
996		Deutsche Beteiligungs AG	26,148	0.0
109,838	@	Deutsche Lufthansa AG	2,123,511	0.9
28,978	@	Deutz AG	274,855	0.1
43,575		DMG MORI SEIKI AG	1,432,382	0.6
16,284	L	Draegerwerk AG & Co. KGaA	1,907,363	0.8
470		Eckert & Ziegler AG	19,119	0.0
3,487		Elmos Semiconductor AG	45,805	0.0
14,378		ElringKlinger AG	611,344	0.2
12,071	@	EM.TV AG	27,043	0.0
1,143		Euromicron AG	27,090	0.0
2,992		Gerresheimer AG	197,918	0.1
11,370		Grammer AG	529,044	0.2
14,474		Grenkeleasing AG	1,431,897	0.6
9,570		Jenoptik AG	167,187	0.1
33,479		Jungheinrich AG	2,089,316	0.8
3,031		Koenig & Bauer AG	57,841	0.0
82,291		Kontron AG	562,867	0.2
156		KSB AG	97,397	0.0
13,951		KUKA AG	634,938	0.3
8,659		MTU Aero Engines Holding AG	863,577	0.3
4,018		Nemetschek AG	265,192	0.1
77,787	@	Patrizia Immobilien AG	728,590	0.3
17,595		Rheinmetall AG	1,087,790	0.4
903		Schuler AG	31,403	0.0
3,630		Sixt SE	86,830	0.0
2,816		Stada Arzneimittel AG	161,869	0.1
640		STO AG	119,109	0.1
20,525		Stratec Biomedical Systems AG	876,307	0.3
37,535	@	TUI AG	497,276	0.2
			20,706,062	8.2

		Greece: 0.1%
10,474	@	StealthGas, Inc.	120,451	0.1
15,916	@	Tsakos Energy Navigation Ltd.	79,739	0.0
			200,190	0.1

		Hong Kong: 2.0%
169,876		Asia Standard International Group	38,749	0.0
75,700		ASM Pacific Technology Ltd.	729,626	0.3
466,000		Bossini International Hldg	27,941	0.0
174,000		Champion Technology Holdings Ltd.	3,618	0.0
5,605,840	@,X	China Billion Resources Ltd.	62,906	0.0
20,673	@	China Engine Group Ltd	47,163	0.0
1,132,096		CSI Properties Ltd.	39,378	0.0
110,500		Dickson Concepts International Ltd.	68,840	0.0
1,076,000		DMX Technologies Group Ltd.	190,171	0.1
140,000		Dragon Hill Wuling Automobile Holdings Ltd.	9,567	0.0
116,000		Dream International Ltd.	15,982	0.0
148,000		Eagle Nice International Holdings Ltd.	26,725	0.0
612,000		Emperor International Holdings	177,450	0.1
138,000	@	eSun Holdings Ltd.	18,506	0.0
1,588,000	@	Fountain SET Hldgs	215,204	0.1
127,200		HKR International Ltd.	62,205	0.0
54,000		Hung Hing Printing Group Ltd.	7,799	0.0
52,000	@	Jinhui Holdings Co., Ltd	12,073	0.0
25,211	@	Jinhui Shipping & Transportation Ltd.	61,619	0.0
22,000		Kingmaker Footwear Holdings Ltd.	5,080	0.0
3,680,000		Lai Fung Holdings Ltd.	92,463	0.1
1,483,000	@	Lai Sun Development	42,466	0.0
155,000	@	Lai Sun Garment International Ltd.	28,189	0.0
482,000		Lippo China Resources Ltd.	14,534	0.0
18,000		Lippo Ltd.	9,008	0.0
528,600	@	Loudong General Nice Resources China Holdings Ltd.	34,726	0.0
60,000		Luen Thai Holdings Ltd.	22,056	0.0
690,000		Noble Group Ltd.	570,090	0.2
278,000		Pacific Andes International Holdings Ltd.	12,537	0.0
587,536	@	Pacific Century Premium Developments Ltd.	236,076	0.1
225,000		Pico Far East Holdings Ltd.	71,101	0.1
13,449	@	Ping Shan Tea Group Ltd.	395	0.0
68,000		Playmates Holdings Ltd.	85,471	0.1
1,044,000		PYI Corp. Ltd.	25,317	0.0
898,000	X	Regal Hotels International Holdings Ltd.	489,945	0.2
407,000		Road King Infrastructure	410,123	0.2
5,940,000	@	Sinolink Worldwide Holdings	582,199	0.2
34,000		Soundwill Holdings Ltd.	60,786	0.0
46,000		Sun Hung Kai & Co. Ltd.	25,896	0.0
100,000		TPV Technology Ltd.	21,160	0.0
154,000		Tradelink Electronic Commerce Ltd.	38,122	0.0
228,000		Varitronix International Ltd.	202,991	0.1
532,400		VST Holdings Ltd.	105,073	0.1

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Hong Kong: (continued)
1,420,000		Wang On Group Ltd.	$26,013	0.0
			5,027,339	2.0

		India: 0.7%
2,647		Accelya Kale Solutions Ltd.	25,419	0.0
36,145		Amtek Auto Ltd.	38,132	0.0
42,651		Bank Of Maharashtra	27,427	0.0
2,178		eClerx Services Ltd.	35,520	0.0
766,232	@	Firstsource Solutions Ltd.	257,576	0.1
25,620		Geodesic Ltd.	2,168	0.0
35,534		Gujarat Alkalies & Chemicals Ltd.	93,273	0.1
139,184		Hexaware Technologies Ltd.	300,320	0.1
36,779		JB Chemicals & Pharmaceuticals Ltd.	60,716	0.0
23,774		Jindal Poly Films Ltd	53,760	0.0
6,994	@,X	Jindal Poly Investments and Finance Co. Ltd.	2,836	0.0
5,860		JK Cement Ltd.	18,437	0.0
12,439		JK Tyre & Industries Ltd.	25,088	0.0
29,279		KPIT Technologies Ltd.	69,915	0.0
13,600		MindTree Ltd.	306,531	0.1
24,195		Mphasis Ltd	166,694	0.1
3,984		Persistent Systems Ltd.	52,712	0.0
28,521		Polaris Software Lab Ltd.	66,427	0.0
27,347		UPL Ltd.	73,107	0.1
21,379	@	Varun Industries Ltd.	2,713	0.0
4,098	@	WNS Holdings Ltd. ADR	92,164	0.1
6,313		Zensar Technologies Ltd.	27,585	0.0
			1,798,520	0.7

		Indonesia: 0.3%
1,002,000		Agung Podomoro Land Tbk PT	24,843	0.0
5,496,462	@	Darma Henwa Tbk PT	24,380	0.0
231,000	@	Indah Kiat Pulp and Paper Corp. Tbk PT	31,522	0.0
261,500	@	Lippo Cikarang Tbk PT	156,149	0.1
432,000	@	Matahari Department Store Tbk PT	471,034	0.2
464,500		Multipolar Corp. Tbk PT	16,672	0.0
			724,600	0.3

		Ireland: 0.2%
81,479	@	Circle Oil PLC	24,431	0.0
36,726		Fly Leasing Ltd. ADR	528,854	0.2
			553,285	0.2

		Israel: 0.0%
6	@	Africa Israel Investments Ltd.	10	0.0
11,628		Babylon Ltd.	24,896	0.0
1,410		Formula Systems 1985 Ltd.	36,618	0.0
			61,524	0.0

		Italy: 4.1%
17,232		Ascopiave SpA	37,716	0.0
22,962		Autostrada Torino-Milano S.p.A.	346,651	0.1
58,978		Azimut Holding S.p.A.	1,496,112	0.6
1,438,196		Beni Stabili S.p.A.	984,541	0.4
7,099		Brembo SpA	187,757	0.1
28,792		Brunello Cucinelli SpA	897,383	0.4
4,894		Cairo Communication S.p.A.	34,287	0.0
18,674		Danieli & Co. Officine Meccaniche S.p.A.	573,995	0.2
28,755	@	Delclima	40,087	0.0
13,468		Elica SpA	30,886	0.0
67,526		ERG S.p.A.	824,631	0.3
19,346		Exor SpA	766,896	0.3
94,564		Indesit Co. SpA	976,610	0.4
16,394		Italcementi S.p.A.	145,800	0.1
6,023	@	Italmobiliare SpA	117,184	0.0
8,621	@	La Doria SpA	45,393	0.0
67,881		Pirelli & C S.p.A.	954,892	0.4
82,769	@	Reno de Medici SpA	31,950	0.0
1,274	@	Reply SpA	82,856	0.1
9,496	@	Safilo Group SpA	194,136	0.1
20,085		Salvatore Ferragamo Italia SpA	687,597	0.3
378,211	@	Saras S.p.A.	468,128	0.2
17,365		Sogefi S.p.A.	98,755	0.0
50,458	@	Tesmec SpA	54,035	0.0
34,483		Unipol Gruppo Finanziario SpA	182,842	0.1
			10,261,120	4.1

		Japan: 28.6%
35,340		Aeon Mall Co., Ltd.	1,003,690	0.4
4,300		Ahresty Corp.	34,116	0.0
16,400		Airport Facilities Co., Ltd.	143,455	0.1
12,500		Aizawa Securities Co. Ltd.	85,083	0.0
2,800		Alpha Corp.	29,710	0.0
183,000		Amada Co., Ltd.	1,574,271	0.6
8,000		Anabuki Kosan, Inc.	26,295	0.0
1,900		AOI Electronic Co. Ltd.	28,755	0.0
2,900		Arakawa Chemical Industries Ltd.	29,130	0.0
19,300		Argo Graphics, Inc.	316,293	0.1
2,800		Asahi Broadcasting Corp.	19,209	0.0
15,400		Asahi Intecc Co. Ltd.	1,036,065	0.4
5,000		ASKA Pharmaceutical Co., Ltd.	37,107	0.0
7,000		Bando Chemical Industries Ltd.	27,312	0.0
22,800		Belluna Co., Ltd.	121,053	0.1
4,800		Best Bridal, Inc.	33,807	0.0
4,400		BML, Inc.	150,336	0.1
8,000		Bunka Shutter Co., Ltd.	44,856	0.0
5,900		CAC Corp.	52,442	0.0
8,700		Carlit Holdings Co. Ltd.	43,745	0.0
5,800		CHIMNEY Co. Ltd.	63,881	0.1
3,100		Chiyoda Integre Co., Ltd.	53,689	0.0
8,300		Chori Co., Ltd.	99,246	0.1
47,000		Chuetsu Pulp & Paper Co., Ltd.	76,139	0.0
2,400		Chuo Warehouse Co. Ltd.	23,049	0.0
4,700		Cleanup Corp.	41,239	0.0
4,900		Computer Engineering & Consulting Ltd.	31,195	0.0
3,700	@	Cosmos Initia Co. Ltd.	23,764	0.0

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
26,000		Daiichi Jitsugyo Co., Ltd.	$111,510	0.1
3,800		Daikoku Denki Co., Ltd.	83,332	0.0
105,000		Daikyo, Inc.	326,167	0.1
58,000		Daito Bank Ltd.	60,959	0.0
1,700		Daito Pharmaceutical Co. Ltd.	24,494	0.0
120,000		Daiwa Industries Ltd.	755,116	0.3
62,300		Denyo Co., Ltd.	767,475	0.3
24,700		Digital Garage, Inc.	649,728	0.3
14,600		Don Quijote Co., Ltd.	971,871	0.4
2,400		Doutor Nichires Holdings Co., Ltd.	43,591	0.0
37,491		DTS Corp.	641,902	0.3
8,900		Excel Co., Ltd.	105,806	0.1
1,500		Faith, Inc.	15,785	0.0
159,500		Ferrotec Corp.	784,148	0.3
9,200		FJ Next Co. Ltd.	52,840	0.0
14,000		Fuji Kiko Co., Ltd.	48,105	0.0
22,927		Fuji Soft, Inc.	455,845	0.2
700		Fujimori Kogyo Co., Ltd.	20,836	0.0
8,200		Fujishoji Co., Ltd.	101,733	0.1
6,800		Fujitsu Frontech Ltd.	55,811	0.0
2,500		FuKoKu Co. Ltd.	21,337	0.0
6,000		Fukuda Corp.	24,884	0.0
58,900		Futaba Industrial Co., Ltd.	219,452	0.1
3,100		G-7 Holdings, Inc.	24,654	0.0
1,900		Gamecard — Joyco Holdings, Inc.	29,931	0.0
2,500		Geo Corp.	23,305	0.0
1,059		GLP J-Reit	1,098,757	0.5
28,000		GMO Payment Gateway, Inc.	925,753	0.4
5,510		Goldcrest Co., Ltd.	147,414	0.1
5,700		Grandy House Corp.	20,334	0.0
6,100		Happinet Corp.	45,951	0.0
25,000		Higashi-Nippon Bank Ltd.	55,174	0.0
83,000		Hitachi Metals Ltd.	1,117,645	0.5
2,400		Hitachi Zosen Fukui Corp.	22,519	0.0
10,000		Hokkan Holdings Ltd.	31,605	0.0
8,000		Hokuriku Electrical Construction Co. Ltd.	32,679	0.0
7,300		H-One Co. Ltd.	74,464	0.0
37,700		Hoshizaki Electric Co., Ltd.	1,381,515	0.6
2,900		HS Securities Co., Ltd	27,233	0.0
2,200		I K K, Inc.	17,450	0.0
28,500		IBJ Leasing Co., Ltd.	802,512	0.3
18,000	@	Ichikoh Industries Ltd.	34,513	0.0
59,300		Ichiyoshi Securities Co., Ltd.	844,247	0.3
45,000	@	IJT Technology Holdings Co. Ltd.	241,178	0.1
84,509		Inabata & Co., Ltd.	828,835	0.3
74,100		Ines Corp.	490,768	0.2
32,200		Infocom Corp.	283,897	0.1
4,200		Innotech Corp.	19,370	0.0
35,800		Internet Initiative Japan, Inc.	1,004,738	0.4
5,400		Information Services International-Dentsu Ltd.	60,943	0.0
15,000		Jamco Corp.	212,582	0.1
24,500		Japan Petroleum Exploration Co.	997,500	0.4
3,600		Japan Pile Corp.	39,907	0.0
27,800		Kakaku.com, Inc.	537,689	0.2
1,800		Kamei Corp.	13,403	0.0
38,000		Kandenko Co., Ltd.	240,113	0.1
1,458,000		Kanematsu Corp.	1,977,724	0.8
12,000		Kasai Kogyo Co., Ltd.	72,806	0.0
3,300		Kawasumi Laboratories, Inc.	21,455	0.0
2,800		Kenko Mayonnaise Co. Ltd.	25,417	0.0
6,900		Kimoto Co., Ltd.	78,237	0.0
5,700		King Co. Ltd.	24,420	0.0
1,700		Kita-Nippon Bank Ltd.	41,843	0.0
5,000		Kitano Construction Corp.	11,819	0.0
1,900		Komatsu Wall Industry Co., Ltd.	40,099	0.0
2,300		Konaka Co., Ltd.	20,523	0.0
5,400		Kosaido Co., Ltd.	31,296	0.0
25,000		Kyodo Printing Co., Ltd.	69,613	0.0
19,500		Kyokuto Securities Co., Ltd.	341,352	0.1
2,300		LEC, Inc.	29,285	0.0
3,800		Maezawa Kyuso Industries Co., Ltd.	49,610	0.0
109,000		Makino Milling Machine Co., Ltd.	713,721	0.3
5,900		Marubun Corp.	27,190	0.0
72,000		Marudai Food Co., Ltd.	226,438	0.1
2,100		Maruka Machinery Co. Ltd.	31,372	0.0
1,000		Panasonic Information Systems	26,489	0.0
2,300		Maxvalu Tokai Co. Ltd.	32,696	0.0
39,200		Message Co., Ltd.	1,106,492	0.5
93,127		Mimasu Semiconductor Industry Co., Ltd.	816,116	0.3
1,800		Mitani Corp.	38,879	0.0
110,000		Mitsubishi Gas Chemical Co., Inc.	898,987	0.4
1,100		Mitsubishi Research Institute, Inc.	23,888	0.0
303,500		Mitsubishi UFJ Lease & Finance Co., Ltd.	1,716,211	0.7
33,800		Mitsui High-Tec, Inc.	239,486	0.1
12,000		Miyazaki Bank Ltd./The	34,828	0.0
73,200		DMG Mori Seiki Co., Ltd	1,187,451	0.5
30,900		Musashi Seimitsu Industry Co., Ltd.	729,156	0.3
15,000		Nagano Bank Ltd.	27,027	0.0
92,783		Namura Shipbuilding Co., Ltd.	1,343,523	0.5
7,073		Nichireki Co., Ltd.	73,211	0.0
2,900		Nihon Eslead Corp.	32,092	0.0
61,000		Nihon Nohyaku Co., Ltd.	731,157	0.3
89,000		Nikkiso Co., Ltd.	1,101,060	0.5
41,000		Nippo Corp.	769,200	0.3
21,000		Nippon Coke & Engineering Co., Ltd.	26,610	0.0
3,000		Nippon Pillar Packing Co., Ltd.	20,581	0.0
11,000		Nippon Road Co., Ltd.	68,509	0.0
8,000		Nippon Seisen Co., Ltd.	36,559	0.0

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
56,000		Nippon Shinyaku Co., Ltd.	$965,306	0.4
47,000		Nippon Shokubai Co., Ltd.	576,572	0.2
238,000		Nippon Steel & Sumikin Bussan Corp.	723,766	0.3
52,000		Nishimatsu Construction Co., Ltd.	183,580	0.1
4,500		Nishio Rent All Co., Ltd.	121,791	0.1
5,900		Nissei Plastic Industrial Co., Ltd.	38,494	0.0
16,200		Nisshin Fudosan Co.	129,232	0.1
1,100		Nissin Sugar Co., Ltd.	23,122	0.0
147,000		Nittetsu Mining Co., Ltd.	843,511	0.3
4,967		Nojima Corp.	36,909	0.0
3,000		Nomura Co., Ltd.	27,197	0.0
87,000		Obayashi Road Corp.	510,647	0.2
67,000		Oenon Holdings, Inc.	174,225	0.1
5,800		Ohashi Technica, Inc.	50,377	0.0
7,000		Oita Bank Ltd.	25,678	0.0
8,000		Okura Industrial Co., Ltd.	28,342	0.0
8,000		Onoken Co., Ltd.	96,211	0.1
19,000		Pacific Industrial Co., Ltd.	136,032	0.1
21,200		Pigeon Corp.	1,093,776	0.4
54,400		Pocket Card Co., Ltd.	471,661	0.2
8,000		Regal Corp.	29,831	0.0
7,000		Relo Holdings, Inc.	324,545	0.1
5,500		Right On Co., Ltd.	47,224	0.0
1,500		Riso Kagaku Corp.	33,414	0.0
23,000		Ryoden Trading Co. Ltd.	157,294	0.1
8,800		Ryoyo Electro Corp.	80,629	0.0
808		Saison Information Systems Co. Ltd.	9,289	0.0
13,282		San-Ai Oil Co., Ltd.	57,363	0.0
52,000		Sanki Engineering Co., Ltd.	324,672	0.1
4,000		Sankyo Frontier Co. Ltd.	30,014	0.0
99,000		Sanwa Holdings Corp.	634,474	0.3
4,200		Sanyo Housing Nagoya Co., Ltd.	48,800	0.0
12,000		Seika Corp.	29,239	0.0
2,300		Senshu Electric Co. Ltd	28,116	0.0
10,900		Shidax Corp.	55,020	0.0
12,000		Shinagawa Refractories Co., Ltd.	26,190	0.0
6,100		Shinko Shoji Co., Ltd.	52,206	0.0
4,000		Shinmaywa Industries Ltd.	31,340	0.0
384,000		Shinsei Bank Ltd.	899,062	0.4
224,000		Shinsho Corp.	464,260	0.2
42,400		Shionogi & Co., Ltd.	938,250	0.4
12,000		Shiroki Corp.	26,917	0.0
78,300		Shizuoka Gas Co., Ltd.	518,540	0.2
39,500		Showa Corp.	548,233	0.2
24,800		Sky Perfect Jsat Corp.	143,205	0.1
1,500		Softbank Technology Corp.	26,830	0.0
400		Sotsu Co. Ltd.	12,283	0.0
67,900		SCSK Corp.	1,721,273	0.7
53,500		Sumitomo Densetsu Co., Ltd.	790,180	0.3
86,000		Sumitomo Osaka Cement Co., Ltd.	346,991	0.2
4,000		Suncall Corp.	23,021	0.0
9,000		T RAD Co., Ltd.	28,534	0.0
57,000		Nippon Steel & Sumikin Texeng Co., Ltd.	232,365	0.1
21,882		Taiho Kogyo Co., Ltd.	275,367	0.1
3,900		Takaoka Toko Holdings Co. Ltd.	79,210	0.0
32,400		Takara Leben Co., Ltd.	127,866	0.1
10,000		Takiron Co., Ltd.	42,553	0.0
9,000		Takuma Co., Ltd.	76,712	0.0
17,400		Tamron Co., Ltd.	371,267	0.2
86,000		TBK Co., Ltd.	477,113	0.2
5,000		Teikoku Sen-I Co., Ltd.	45,952	0.0
64,700		Tenma Corp.	838,123	0.3
1,700		Tera Probe, Inc.	15,850	0.0
43,300		THK Co., Ltd.	945,169	0.4
16,500		TKC Corp.	273,969	0.1
17,000		Toa Corp.	41,312	0.0
178,000		TOA Road Corp.	971,508	0.4
8,000		Tochigi Bank Ltd./The	30,592	0.0
20,500		Tokai Tokyo Financial Holdings	171,952	0.1
158,000		Tokyo Tekko Co., Ltd.	679,164	0.3
88,400		Tokyo Tomin Bank Ltd./The	947,261	0.4
10,000		Tomoku Co., Ltd.	31,922	0.0
91,000		Tonichi Carlife Group, Inc.	270,052	0.1
1,800		Toukei Computer Co., Ltd.	26,481	0.0
125,800		Toyo Kohan Co., Ltd.	572,271	0.2
27,100		Trans Cosmos, Inc.	468,920	0.2
10,900		Tsuruha Holdings, Inc.	989,598	0.4
8,510	@	Usen Corp.	21,165	0.0
10,200		Utoc Corp.	33,728	0.0
200		Vital KSK Holdings, Inc.	1,403	0.0
20,500		Warabeya Nichiyo Co., Ltd.	382,495	0.2
5,100		Waseda Academy Co., Ltd.	38,973	0.0
10,304		Watabe Wedding Corp.	77,209	0.0
40,700		Yamato Kogyo Co., Ltd.	1,508,513	0.6
100,800		Yamazen Corp.	639,223	0.3
56,000		Yaskawa Electric Corp.	725,243	0.3
1,700		Yellow Hat Ltd.	30,962	0.0
88,000		Yokogawa Electric Corp.	1,150,057	0.5
982,000		Yuasa Trading Co., Ltd.	1,982,805	0.8
119,200		Yumeshin Holdings Co. Ltd.	871,648	0.4
34,300		Zenkoku Hosho Co. Ltd.	1,476,166	0.6
17,200		Zuiko Corp.	1,125,397	0.5
			72,045,869	28.6

		Liechtenstein: 0.0%
706	@	Liechtenstein Landesbank	27,972	0.0
849	@	Verwalt & Privat-Bank AG	82,435	0.0
			110,407	0.0

		Luxembourg: 0.9%
78,845	#	O’Key Group SA GDR	934,313	0.4

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Luxembourg: (continued)
65,623	@	Reinet Investments SCA	$1,243,835	0.5
			2,178,148	0.9

		Malaysia: 0.5%
900		Allianz Malaysia Bhd	2,938	0.0
54,400		BIMB Holdings Bhd	83,041	0.0
56,500		Faber Group BHD	46,967	0.0
48,266		Hua Yang Bhd	33,045	0.0
171,600	@	KSL Holdings BHD	112,275	0.1
199,072		Kulim Malaysia BHD	214,476	0.1
182,900		Kumpulan Fima BHD	114,125	0.1
339,200		LBS Bina Group Bhd	191,263	0.1
300,823		Lion Industries Corp. Bhd	84,296	0.0
75,600		MNRB Holdings Bhd	83,871	0.0
59,400		Paramount Corp. Bhd	29,539	0.0
144,300		Puncak Niaga Holding Bhd	154,593	0.1
8,000		Scientex BHD	14,273	0.0
			1,164,702	0.5

		Mexico: 0.8%
1,825,261	@,L	Axtel SA de CV	574,973	0.2
286,500		Fibra Uno Administracion SA de CV	887,129	0.4
157	@	Gruma SAB de CV ADR	4,296	0.0
234,500		Grupo Sanborns SA de CV	487,072	0.2
16,565	@	Grupo Simec SAB de CV	61,767	0.0
			2,015,237	0.8

		Netherlands: 0.7%
15,295		BE Semiconductor Industries NV	166,203	0.1
17,515		Binck NV	168,510	0.1
4,478		KAS Bank NV	60,460	0.0
478,561	@,L,X	SNS Reaal NV	—	—
6,205	@	Tetragon Financial Group Ltd.	61,367	0.0
105,951		USG People NV	1,400,586	0.5
			1,857,126	0.7

		New Zealand: 0.0%
10,722		Nuplex Industries Ltd.	30,993	0.0

		Norway: 1.6%
68,584		Borregaard ASA	301,846	0.1
212,861		BW Offshore Ltd	291,317	0.1
87,970		Kongsberg Gruppen AS	1,832,385	0.7
18,190		Kvaerner ASA	29,633	0.0
45,699		Petroleum Geo-Services ASA	554,242	0.2
726,167	@	REC Silicon ASA	361,599	0.2
81,239		SpareBank 1 SMN	684,641	0.3
3,311		Sparebanken Ost	22,303	0.0
			4,077,966	1.6

		Pakistan: 0.1%
1,100,563		Bank Alfalah Ltd.	234,031	0.1
274,568		Pakistan Telecommunication Co., Ltd.	68,597	0.0
			302,628	0.1

		Philippines: 0.0%
485,600		Benpres Holdings Corp.	54,261	0.0
193,800		EEI Corp.	48,388	0.0
			102,649	0.0

		Poland: 0.3%
836		Budimex SA	35,175	0.0
1,492		Fabryki Mebli Forte SA	16,129	0.0
26,233	@	Grupa Lotos SA	320,002	0.1
18,429	@	Netia SA	30,512	0.0
1,587		Neuca SA	148,893	0.1
1,524		Polska Graupa Framaceutycz SA	55,331	0.0
148,721		Tauron Polska Energia SA	242,605	0.1
			848,647	0.3

		Portugal: 0.3%
36,711		Altri SGPS SA	119,155	0.1
111,885		Mota-Engil SGPS SA	512,815	0.2
			631,970	0.3

		Russia: 0.0%
28,845	@	Raven Russia Ltd.	36,307	0.0

		Singapore: 0.7%
62,000		Breadtalk Group Ltd.	45,934	0.0
534,000		Chip Eng Seng Corp. Ltd.	302,699	0.1
134,000		CSE Global Ltd.	101,795	0.1
109,990		Hong Leong Asia Ltd.	128,751	0.1
620,000		Indofood Agri Resources Ltd.	453,858	0.2
29,000		InnoTek Ltd.	7,937	0.0
50,000		Kreuz Holdings Ltd.	30,023	0.0
163,000		Lian Beng Group Ltd.	72,767	0.0
78,000		Pan-United Corp. Ltd.	60,459	0.0
35,000		Sim Lian Group Ltd.	25,216	0.0
123,000		Sing Holdings Ltd.	43,589	0.0
36,000		Sunningdale Tech Ltd.	3,673	0.0
276,000	@	SunVic Chemical Holdings Ltd.	96,625	0.1
358,000		Tiong Woon Corp. Holding Ltd.	93,387	0.0
44,000		UE E&C Ltd.	32,692	0.0
473,000		UMS Holdings Ltd.	211,455	0.1
			1,710,860	0.7

		South Africa: 0.4%
389		Absa Bank Ltd.	31,310	0.0
24,755		Liberty Holdings Ltd.	306,056	0.2
14,802		Mpact Ltd.	40,268	0.0
89,159	@	Super Group LTD	218,484	0.1
105,518	@	Telkom SA Ltd.	275,317	0.1
			871,435	0.4

		South Korea: 2.5%
1,023		Amorepacific Corp.	839,039	0.3
2,300	X	Asia Cement Co. Ltd.	212,709	0.1
4,560		Asia Paper Manufacturing Co. Ltd.	92,146	0.1
2,464		CJ O Shopping Co. Ltd	822,279	0.3
342		Dae Han Flour Mills Co. Ltd.	46,068	0.0
8,020		Daegu Department Store	124,019	0.1
10,130		Daesang Holdings Co. Ltd.	71,438	0.0

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		South Korea: (continued)
2,360		Daesung Holdings Co. Ltd.	$19,161	0.0
18,132		Daewon San Up Co. Ltd.	146,150	0.1
19,364		Daou Data Corp.	80,084	0.0
3,120		Daou Technology, Inc.	42,757	0.0
605	@	DAP Co. Ltd.	3,437	0.0
1,540		Dong Ah Tire & Rubber Co. Ltd.	25,687	0.0
4,391		Dongil Industries Co. Ltd.	218,046	0.1
9,027		Green Cross Corp./South Korea	1,114,439	0.5
3,640		Inzi Controls Co. Ltd.	18,124	0.0
11,458		INZI Display Co. Ltd.	20,665	0.0
57,895	@	JB Financial Group Co. Ltd.	395,692	0.2
2,800		KISCO Corp.	74,996	0.0
1,361		KISWIRE Ltd.	47,426	0.0
4,780	@	KleanNara Co. Ltd.	23,410	0.0
1,070		Kolon Corp.	20,044	0.0
580	@	Korea Flange Co. Ltd.	7,391	0.0
16,570		KTCS Corp.	48,404	0.0
1,430		Kunsul Chemical Industrial Co. Ltd.	38,899	0.0
3,201		Kyungchang Industrial Co. Ltd.	29,010	0.0
603		KyungDong City Gas Co. Ltd.	49,513	0.0
4,810		Kyungnam Energy Co. Ltd.	24,767	0.0
6,251	@	Magnachip Semiconductor Corp.	116,831	0.1
12,270		Meritz Finance Group, Inc.	63,226	0.0
6,912	@	Neowiz Holdings Corp.	72,931	0.0
1,720		S&T Holdings Co. Ltd.	32,067	0.0
3,410		Saeron Automotive Corp.	26,071	0.0
9,180		Sam Young Electronics Co. Ltd.	81,783	0.0
1,874		Samchully Co. Ltd.	231,597	0.1
538		Samyang Genex Co. Ltd.	43,669	0.0
2,870		Sejong Industrial Co., Ltd.	44,986	0.0
292		Seoul City Gas Co. Ltd.	29,964	0.0
11,780	@	Seoul Securities Co. Ltd.	24,324	0.0
3,880		Sewon Precision Industry Co. Ltd.	91,898	0.1
615		SK Gas Ltd.	43,403	0.0
5,948		Sungwoo Hitech Co. Ltd.	92,012	0.1
10,230		Tae Kyung Industrial Co. Ltd	45,231	0.0
123		Taekwang Industrial Co. Ltd	151,997	0.1
51,550		Taeyoung Engineering & Construction Co. Ltd.	278,097	0.1
8,490		Tongyang Life Insurance	90,076	0.0
2,940		YESCO Co. Ltd.	96,868	0.1
8,610		Yoosung Enterprise Co. Ltd.	41,091	0.0
			6,353,922	2.5

		Spain: 0.1%
10,538	@	Ence Energia y Celulosa S.A	42,323	0.0
9,662		Papeles y Cartones de Europa SA	51,804	0.0
3,312		Unipapel SA	61,928	0.1
			156,055	0.1

		Sweden: 0.7%
2,214		Bergman & Beving AB	30,323	0.0
3,649		Bilia AB	88,367	0.0
67,336		Concentric AB	692,611	0.3
1,544	@	Investment AB Oresund	30,558	0.0
5,296	@	KappAhl Holding AB	31,313	0.0
21,668	@	Kungsleden AB	159,153	0.1
8,069		New Wave Group AB	45,824	0.0
4,875		Nolato AB	99,479	0.0
16,305		Nordnet AB	69,698	0.1
25,154		Semcon AB	273,957	0.1
2,282		Vitrolife AB	27,908	0.0
22,233	@	Vostok Nafta Investment Ltd.	180,985	0.1
			1,730,176	0.7

		Switzerland: 3.8%
2,257	@	AFG Arbonia-Forster Holding	78,231	0.0
12,917		Aryzta AG	963,640	0.4
1,086		Autoneum Holding AG	144,588	0.1
1,277	@	Calida Holding AG	39,495	0.0
845	@	Coltene Holding AG	43,677	0.0
93	@	Comet Holding AG	34,490	0.0
12,268	@	Dufry Group	1,982,104	0.8
139	@	Emmi AG	39,984	0.0
1,549	@	Forbo Holding AG	1,214,616	0.5
59,107	@	Gategroup Holding AG	1,550,390	0.6
53		Helvetia Holding AG	24,997	0.0
10,680		Highlight Communications AG	54,857	0.1
4,666	@	Implenia AG	314,230	0.1
4,131	@	Kardex AG	179,994	0.1
2,599		Kuoni Reisen Holding	1,098,585	0.4
33,264	@	Micronas Semiconductor Holding AG	272,262	0.1
420	@	PubliGroupe AG	41,660	0.0
2,961	@	Schweizerische National-Versicherungs-Gesellschaft AG	146,342	0.1
131		Swiss Life Holding	25,975	0.0
9,853	@	Tecan Group AG	1,028,474	0.4
152	@	Vaudoise Assurances Holding SA	64,271	0.0
95	@	Vetropack Holding AG	189,717	0.1
			9,532,579	3.8

		Taiwan: 1.3%
111,000		Ability Enterprise Co. Ltd.	83,701	0.0
101,000		Audix Corp.	107,138	0.1
47,637	@	ChipMOS Technologies (Bermuda) Ltd.	760,763	0.3
38,000		Creative Sensor, Inc.	22,877	0.0
60,000		Forhouse Corp.	22,942	0.0
104,099		Founding Construction & Development Co. Ltd.	68,463	0.0

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Taiwan: (continued)
478,000		Gigabyte Technology Co., Ltd.	$533,676	0.2
33,090		Hold-Key Electric Wire & Cable Co. Ltd.	11,835	0.0
709,470		Inventec Co., Ltd.	635,018	0.3
385,000		King Yuan Electronics Co., Ltd.	268,458	0.1
201,626		Mercuries & Associates Ltd.	151,534	0.1
2,070		Sinon Corp.	1,159	0.0
64,278	@	TYC Brother Industrial Co., Ltd.	36,697	0.0
2,387,000	@	Winbond Electronics Corp.	602,523	0.2
			3,306,784	1.3

		Thailand: 0.7%
36,800		Delta Electronics Thailand PCL	56,425	0.0
66,000		KCE Electronics PCL	38,817	0.0
297,100		Krung Thai Bank PCL	194,320	0.1
1,274,500		Thanachart Capital PCL	1,415,868	0.6
			1,705,430	0.7

		Turkey: 0.1%
337,168	@,L	GSD Holdings A/S	212,218	0.1
8,071		Is Yatirim Menkul Degerler A.S.	5,819	0.0
12,652		Pinar Entegre Et ve Un Sanayi AS	48,764	0.0
			266,801	0.1

		United Kingdom: 16.8%
176,919		888 Holdings PLC	450,873	0.2
3,120		Awilco Drilling PLC	68,210	0.0
87,990		AZ Electronic Materials SA	404,226	0.2
62,178		Babcock International Group	1,271,489	0.5
139,350		Beazley PLC	510,809	0.2
15,151		Berkeley Group Holdings PLC	567,941	0.2
46,806		Bodycote PLC	493,387	0.2
546,420		Booker Group PLC	1,316,085	0.5
4,469		British Polythene Industries PLC	48,967	0.0
103,784		Chemring Group PLC	361,939	0.2
6,059		Chesnara PLC	28,368	0.0
25,110		Computacenter PLC	238,953	0.1
5,406		Cranswick PLC	92,946	0.0
99,393	@	Crest Nicholson Holdings plc	616,754	0.3
50,740		CSR Plc	446,944	0.2
7,352		CVS Group PLC	31,386	0.0
48,653		Dairy Crest Group PLC	419,001	0.2
94,226		Dart Group PLC	354,290	0.1
25,413		Davis Service Group PLC	395,759	0.2
64,434		De La Rue PLC	883,117	0.4
230,811		Debenhams PLC	376,531	0.1
380,454		Direct Line Insurance Group PLC	1,372,555	0.6
102,188		Domino’s Pizza Group PLC	958,330	0.4
199,213		Elementis Plc	826,970	0.3
734,199	@	EnQuest PLC	1,569,703	0.6
7,936		Fidessa Group PLC	257,309	0.1
84,143	@	Gem Diamonds Ltd.	214,845	0.1
772,351		Hansteen Holdings PLC	1,280,623	0.5
594,488		Hays PLC	1,186,544	0.5
16,541		Highland Gold Mining Ltd.	18,526	0.0
3,620		Hikma Pharmaceuticals PLC	69,642	0.0
32,922		Hill & Smith Holdings PLC	253,654	0.1
513,154		Home Retail Group	1,637,240	0.6
69,058		Hunting PLC	986,622	0.4
126,535		IG Group Holdings PLC	1,243,596	0.5
234,221		Interserve PLC	2,308,624	0.9
65,135		James Fisher & Sons PLC	1,162,859	0.5
110,613	@	Johnston Press PLC	23,943	0.0
78,788		Keller Group PLC	1,327,724	0.5
56,040		Kier Group PLC	1,625,481	0.7
14,472		Lavendon Group PLC	42,641	0.0
15,397		Lookers Plc	32,094	0.0
8,570		Marshalls PLC	23,910	0.0
110,679		Mcbride PLC	194,323	0.1
3,652,407	@	Mcbride PLC — B Shares	5,856	0.0
196,563		Mears Group PLC	1,349,113	0.5
22,132		Mecom Group PLC	23,787	0.0
79,123		Micro Focus International PLC	1,037,055	0.4
127,091		Mondi PLC	2,269,348	0.9
263,275	@	Mothercare PLC	1,613,399	0.6
40,295		Northgate Plc	292,274	0.1
33,402		Novae Group PLC	297,242	0.1
134,647	@	Ophir Energy PLC	716,180	0.3
102,774		Pace PLC	501,948	0.2
121,300		QinetiQ PLC	384,982	0.2
3,569		Rank Group PLC	8,212	0.0
4,642		Ricardo Plc	45,440	0.0
13,294		RPC Group PLC	108,710	0.0
152,827		Savills PLC	1,592,790	0.6
20,104		Scapa Group PLC	29,548	0.0
201,076		Speedy Hire PLC	209,565	0.1
6,465		ST Modwen Properties PLC	36,513	0.0
3,791		Staffline Group PLC	38,113	0.0
294,622	@	Thomas Cook Group PLC	678,100	0.3
71,777	@	Trinity Mirror PLC	153,222	0.1
80,835		TT electronics PLC	258,016	0.1
10,214		Tullett Prebon PLC	52,029	0.0
287,043		Tyman PLC	1,081,583	0.4
21,233		Ultra Electronics Holdings PLC	658,434	0.3
8,873		Wetherspoon (J.D.) Plc	100,341	0.0
27,566		WH Smith PLC	397,825	0.2
97,935		Synthomer PLC	381,861	0.2
			42,317,219	16.8

		United States: 0.0%
2,828	@	Constellium NV — Class A	52,233	0.0
6,361	@	Global Sources Ltd.	47,644	0.0
			99,877	0.0

		Total Common Stock
		(Cost $215,530,447)	247,770,669	98.4

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

ASSET MANAGEMENT: 0.0%
	Singapore: 0.0%
504,000	Global Investments Ltd/Singapore	$64,106	0.0

	Total Asset Management
	(Cost $69,585)	64,106	0.0

	Total Long-Term Investments
	(Cost $215,600,032)	247,834,775	98.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc(1): 1.0%
475,534	BNP Paribas Bank, Repurchase Agreement dated 10/31/13, 0.09%, due 11/01/13 (Repurchase Amount $475,535, collateralized by various U.S. Government Securities, 0.250%–3.125%, Market Value plus accrued interest $485,045, due 02/28/14–02/15/43)	475,534	0.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%–7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14–10/01/43)	1,000,000	0.4
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 10/31/13, 0.12%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 2.000%–7.000%, Market Value plus accrued interest $1,020,000, due 07/01/25–11/01/47)	1,000,000	0.4
		2,475,534	1.0

Shares		Value	Percentage of Net Assets

	Mutual Funds: 1.4%
3,685,233	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $3,685,233)	3,685,233	1.4

	Total Short-Term Investments
	(Cost $6,160,767)	6,160,767	2.4

	Total Investments in Securities (Cost $221,760,799)	$253,995,542	100.8
	Liabilities in Excess of Other Assets	(2,047,378)	(0.8)
	Net Assets	$251,948,164	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $223,603,997.

Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$44,435,876
	Gross Unrealized Depreciation	(14,044,331)
	Net Unrealized Appreciation	$30,391,545

Sector Diversification	Percentage of Net Assets
Industrials	28.6%
Financials	16.3
Consumer Discretionary	15.7
Information Technology	11.3
Materials	9.3
Energy	6.6
Health Care	5.7
Consumer Staples	4.0
Utilities	0.6
Telecommunication Services	0.3
Telecommunications	0.0
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$31,202	$8,548,318	$—	$8,579,520
Austria	—	2,826,300	—	2,826,300
Belgium	3,301,429	1,225,843	—	4,527,272
Brazil	1,550,019	—	—	1,550,019
Canada	13,392,217	—	—	13,392,217
China	1,835,611	492,179	16,180	2,343,970
Colombia	129,002	—	—	129,002
Denmark	2,071,855	2,342,321	—	4,414,176
Finland	377,504	1,258,250	—	1,635,754
France	3,105,023	12,480,989	—	15,586,012
Germany	1,336,112	19,369,950	—	20,706,062
Greece	200,190	—	—	200,190
Hong Kong	277,555	4,686,878	62,906	5,027,339
India	420,915	1,374,769	2,836	1,798,520
Indonesia	24,380	700,220	—	724,600
Ireland	553,285	—	—	553,285
Israel	24,896	36,628	—	61,524
Italy	263,088	9,998,032	—	10,261,120
Japan	373,564	71,672,305	—	72,045,869
Liechtenstein	110,407	—	—	110,407
Luxembourg	2,178,148	—	—	2,178,148
Malaysia	17,211	1,147,491	—	1,164,702
Mexico	2,015,237	—	—	2,015,237
Netherlands	121,827	1,735,299	—	1,857,126
New Zealand	—	30,993	—	30,993
Norway	1,854,688	2,223,278	—	4,077,966
Pakistan	302,628	—	—	302,628
Philippines	—	102,649	—	102,649
Poland	195,534	653,113	—	848,647
Portugal	—	631,970	—	631,970
Russia	36,307	—	—	36,307
Singapore	7,937	1,702,923	—	1,710,860
South Africa	290,062	581,373	—	871,435
South Korea	1,445,155	4,696,058	212,709	6,353,922
Spain	—	156,055	—	156,055
Sweden	385,296	1,344,880	—	1,730,176
Switzerland	1,954,775	7,577,804	—	9,532,579
Taiwan	760,763	2,546,021	—	3,306,784
Thailand	—	1,705,430	—	1,705,430
Turkey	—	266,801	—	266,801
United Kingdom	10,115,323	32,201,896	—	42,317,219
United States	99,877	—	—	99,877
Total Common Stock	51,159,022	196,317,016	294,631	247,770,669
Short-Term Investments	3,685,233	2,475,534	—	6,160,767
Asset Management	64,106	—	—	64,106
Total Investments, at fair value	$54,908,361	$198,792,550	$294,631	$253,995,542

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING INTERNATIONAL VALUE EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Australia: 1.4%
119,499		Macquarie Group Ltd.	$5,747,874	1.4

		Belgium: 1.1%
83,387		KBC Groep NV	4,543,066	1.1

		China: 0.0%
12,100,000	@,X	China Hongxing Sports Ltd.	70,012	0.0

		Denmark: 1.6%
283,678	@	Danske Bank A/S	6,628,363	1.6

		Finland: 1.0%
183,067		Fortum OYJ	4,083,686	1.0

		France: 12.1%
301,852		AXA S.A.	7,520,804	1.8
47,729		Casino Guichard Perrachon S.A.	5,364,995	1.3
384,347		France Telecom S.A.	5,283,285	1.3
23,642		Kering	5,358,025	1.3
58,604		Renault S.A.	5,113,234	1.2
68,801		Sanofi	7,335,811	1.7
323,597		Suez Environnement S.A.	5,642,677	1.3
26,935		Technip S.A.	2,821,147	0.7
102,864		Total S.A.	6,311,035	1.5
			50,751,013	12.1

		Germany: 9.7%
69,501		BASF AG	7,215,246	1.7
60,143		Bayer AG	7,460,905	1.8
35,722		Bayerische Motoren Werke AG	4,042,979	1.0
175,094	@	Commerzbank AG	2,239,399	0.5
136,934		Deutsche Post AG	4,624,469	1.1
343,457		Deutsche Telekom AG	5,397,352	1.3
76,480		Siemens AG	9,773,590	2.3
			40,753,940	9.7

		Hong Kong: 2.9%
1,085,600		AIA Group Ltd.	5,512,496	1.3
6,582,000	@,X	Chaoda Modern Agriculture Holdings Ltd.	756,930	0.2
460,500		Power Assets Holdings Ltd.	3,836,515	0.9
778,000		Yue Yuen Industrial Holdings	2,136,297	0.5
			12,242,238	2.9

		Italy: 3.5%
976,468		Enel S.p.A.	4,308,125	1.0
165,622		ENI S.p.A.	4,204,653	1.0
840,661		UniCredit SpA	6,310,525	1.5
			14,823,303	3.5

		Japan: 21.6%
415,000		Ajinomoto Co., Inc.	5,807,108	1.4
50,600		Astellas Pharma, Inc.	2,820,767	0.7
55,500		East Japan Railway Co.	4,821,324	1.1
137,000		Fuji Heavy Industries Ltd.	3,745,790	0.9
931,888		Hitachi Ltd.	6,518,657	1.6
194,200		Hoya Corp.	4,656,794	1.1
424,000		Japan Steel Works Ltd.	2,368,680	0.6
158,600		Japan Tobacco, Inc.	5,738,732	1.4
166,600		JSR Corp.	3,173,400	0.8
155,900		Komatsu Ltd.	3,420,505	0.8
272,900		Mitsubishi Corp.	5,521,059	1.3
93,000		Mitsui Fudosan Co., Ltd.	3,080,709	0.7
2,503,600		Mizuho Financial Group, Inc.	5,255,215	1.3
386,200		Nissan Motor Co., Ltd.	3,877,936	0.9
465,700		Nomura Holdings, Inc.	3,440,142	0.8
112,900		Omron Corp.	4,308,402	1.0
130,000		Shionogi & Co., Ltd.	2,876,711	0.7
159,300		Sumitomo Mitsui Financial Group, Inc.	7,699,908	1.8
133,300		Tokio Marine Holdings, Inc.	4,370,169	1.0
109,100		Toyota Motor Corp.	7,073,847	1.7
			90,575,855	21.6

		Netherlands: 8.2%
116,800	L	ArcelorMittal	1,840,768	0.4
55,482		European Aeronautic Defence and Space Co. NV	3,801,895	0.9
70,898		Koninklijke DSM NV	5,359,384	1.3
188,028		Koninklijke Philips NV	6,645,071	1.6
200,949		Reed Elsevier NV	4,040,014	1.0
379,570		Royal Dutch Shell PLC — Class A	12,641,610	3.0
			34,328,742	8.2

		New Zealand: 0.9%
1,961,121		Telecom Corp. of New Zealand Ltd.	3,805,470	0.9

		Norway: 1.5%
272,190		Statoil ASA	6,440,345	1.5

		Singapore: 0.9%
1,198,100		Singapore Telecommunications Ltd.	3,638,369	0.9

		Spain: 4.2%
669,918	@	Banco Popular Espanol SA	3,800,040	0.9
603,736		Banco Bilbao Vizcaya Argentaria S.A.	7,055,846	1.7
631,765		CaixaBank	3,274,550	0.8
155,797		Gas Natural SDG S.A.	3,674,668	0.8
			17,805,104	4.2

		Sweden: 1.5%
301,434		Telefonaktiebolaget LM Ericsson	3,605,517	0.9
60,416		Svenska Handelsbanken AB	2,732,408	0.6
			6,337,925	1.5

		Switzerland: 10.6%
38,765		Adecco S.A.	2,858,677	0.7
174,156		Credit Suisse Group	5,417,639	1.3

ING INTERNATIONAL VALUE EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: (continued)
121,324		Nestle S.A.	$8,757,647	2.1
139,865		Novartis AG	10,856,683	2.6
40,968		Roche Holding AG — Genusschein	11,329,103	2.7
19,061		Zurich Insurance Group AG	5,267,001	1.2
			44,486,750	10.6

		United Kingdom: 15.0%
226,044		BHP Billiton PLC	6,975,431	1.7
140,903		British American Tobacco PLC	7,773,999	1.9
393,740	@	CNH Industrial NV	4,656,387	1.1
362,200		HSBC Holdings PLC	3,970,229	0.9
512,005		Kingfisher PLC	3,097,370	0.7
1,421,474		Legal & General Group PLC	4,926,600	1.2
3,034,045	@	Lloyds TSB Group PLC	3,752,531	0.9
623,191		Rexam PLC	5,189,411	1.2
60,857		Rio Tinto PLC	3,079,398	0.7
113,880		Schroders PLC	4,700,134	1.1
968,709		Tesco PLC	5,650,660	1.4
1,523,437	@	Vodafone Group PLC	5,580,029	1.3
169,146		WPP PLC	3,592,845	0.9
			62,945,024	15.0

		United States: 1.5%
83,400	@	Noble Corp.	3,144,180	0.7
90,400	@	Rowan Companies PLC	3,261,632	0.8
			6,405,812	1.5

		Total Common Stock
		(Cost $338,124,682)	416,412,891	99.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.5%
		Securities Lending Collateralcc(1): 0.4%
583,556		Barclays Bank PLC, Repurchase Agreement dated 10/31/13, 0.08%, due 11/01/13 (Repurchase Amount $583,557, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $595,227, due 11/15/13–08/15/43)	583,556	0.2
1,000,000		Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%–7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14–10/01/43)	1,000,000	0.2
			1,583,556	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
593,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $593,000)	593,000	0.1

		Total Short-Term Investments
		(Cost $2,176,556)	2,176,556	0.5

		Total Investments in Securities (Cost $340,301,238)	$418,589,447	99.7
		Assets in Excess of Other Liabilities	1,135,040	0.3
		Net Assets	$419,724,487	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $343,614,988.

Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$84,134,024
	Gross Unrealized Depreciation	(9,159,565)
	Net Unrealized Appreciation	$74,974,459

Sector Diversification	Percentage of Net Assets
Financials	25.4%
Industrials	11.5
Health Care	10.2
Consumer Discretionary	10.1
Consumer Staples	9.7
Energy	9.2
Materials	7.8
Telecommunication Services	5.7
Utilities	5.0
Information Technology	4.6
Short-Term Investments	0.5
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

ING INTERNATIONAL VALUE EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$5,747,874	$—	$5,747,874
Belgium	—	4,543,066	—	4,543,066
China	—	—	70,012	70,012
Denmark	—	6,628,363	—	6,628,363
Finland	—	4,083,686	—	4,083,686
France	—	50,751,013	—	50,751,013
Germany	—	40,753,940	—	40,753,940
Hong Kong	—	11,485,308	756,930	12,242,238
Italy	—	14,823,303	—	14,823,303
Japan	—	90,575,855	—	90,575,855
Netherlands	1,840,768	32,487,974	—	34,328,742
New Zealand	—	3,805,470	—	3,805,470
Norway	—	6,440,345	—	6,440,345
Singapore	—	3,638,369	—	3,638,369
Spain	—	17,805,104	—	17,805,104
Sweden	—	6,337,925	—	6,337,925
Switzerland	—	44,486,750	—	44,486,750
United Kingdom	4,656,387	58,288,637	—	62,945,024
United States	6,405,812	—	—	6,405,812
Total Common Stock	12,902,967	402,682,982	826,942	416,412,891
Short-Term Investments	593,000	1,583,556	—	2,176,556
Total Investments, at fair value	$13,495,967	$404,266,538	$826,942	$418,589,447

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING RUSSIA FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%
		Consumer Staples: 12.2%
65,060		Magnit OAO	$17,516,930	9.2
20,940		Magnit OJSC	5,637,942	3.0
			23,154,872	12.2

		Energy: 45.6%
3,400		AK Transneft OAO	8,701,788	4.6
40,000		Eurasia Drilling Co. Ltd. GDR	1,692,828	0.9
3,550,000		Gazprom OAO	16,648,712	8.7
341,000		Lukoil OAO ADR	22,333,408	11.7
70,700		NovaTek OAO GDR	9,914,277	5.2
90,000		Gazprom Neft JSC ADR	2,027,380	1.1
895,000		Rosneft Oil Co. GDR	7,061,334	3.7
61,000		Surgutneftegas OJSC ADR	537,808	0.3
11,700,000		Surgutneftegas OJSC	8,703,181	4.6
470,000		Tatneft	1,733,125	0.9
183,000		Tatneft ADR	7,517,267	3.9
			86,871,108	45.6

		Financials: 15.9%
244,843		Halyk Savings Bank of Kazakhstan JSC GDR	1,999,313	1.0
497,000		LSR Group GDR	2,045,516	1.1
5,300,000		Sberbank	16,996,341	8.9
170,000		Sberbank of Russia ADR	2,170,900	1.2
32,951	#,@	TCS Group Holding PLC GDR	564,945	0.3
825,673,016		VTB Bank OJSC	1,143,095	0.6
1,910,000		VTB Bank OJSC GDR	5,292,025	2.8
			30,212,135	15.9

		Health Care: 0.8%
125,000		MD Medical Group Investments PLC GDR	1,500,000	0.8

		Information Technology: 2.5%
75,000		Mail.ru Group Ltd. GDR	2,766,000	1.5
54,000	@	Yandex NV	1,990,440	1.0
			4,756,440	2.5

		Materials: 7.1%
1,000,000		Alrosa AO	1,125,324	0.6
175,000		MMC Norilsk Nickel ADR	2,643,494	1.4
27,700		MMC Norilsk Nickel	4,195,553	2.2
410,000	L	Severstal OAO GDR	3,571,416	1.8
78,200		Uralkali GDR	2,086,695	1.1
			13,622,482	7.1

		Telecommunication Services: 12.1%
1,710,000		JSFC Sistema	1,907,562	1.0
95,000	#	KCell JSC GDR	1,643,500	0.9
225,000		MegaFon OAO GDR	8,163,071	4.3
112,100		Mobile Telesystems OJSC	1,187,577	0.6
118,900		Mobile Telesystems OJSC	1,259,616	0.7
286,000		Mobile Telesystems OJSC ADR	6,520,800	3.4
88,500		Sistema JSFC GDR	2,367,892	1.2
			23,050,018	12.1

		Total Common Stock
		(Cost $115,911,670)	183,167,055	96.2

PREFERRED STOCK: 1.8%
		Financials: 1.8%
1,360,000		Sberbank of Russia	3,525,625	1.8

		Total Preferred Stock
		(Cost $3,017,724)	3,525,625	1.8

		Total Long-Term Investments
		(Cost $118,929,394)	186,692,680	98.0

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
		Securities Lending Collateralcc(1): 1.1%
29,958		Barclays Bank PLC, Repurchase Agreement dated 10/31/13, 0.08%, due 11/01/13 (Repurchase Amount $29,958, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $30,557, due 11/15/13–08/15/43)	29,958	0.0
1,000,000		Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%–7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14–10/01/43)	1,000,000	0.5

ING RUSSIA FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 3.000%–3.500%, Market Value plus accrued interest $1,020,000, due 09/20/42–05/20/43)	$1,000,000	0.6
		2,029,958	1.1

	Total Short-Term Investments
	(Cost $2,029,958)	2,029,958	1.1

	Total Investments in Securities (Cost $120,959,352)	$188,722,638	99.1
	Assets in Excess of Other Liabilities	1,672,371	0.9
	Net Assets	$190,395,009	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $128,334,191.

Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$75,033,829
	Gross Unrealized Depreciation	(14,645,382)
	Net Unrealized Appreciation	$60,388,447

ING EMERGING MARKETS EQUITY DIVIDEND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 88.5%
		Australia: 0.5%
67,229		Pan Australian Resources Ltd.	$127,585	0.5

		Brazil: 10.1%
48,976		BM&F Bovespa S.A.	276,121	1.1
28,260		Cia de Saneamento Basico do Estado de Sao Paulo	299,479	1.2
33,667		Cia Energetica de Minas Gerais ADR	301,993	1.2
21,196		Itau Unibanco Holding S.A.	327,373	1.4
16,422		Petroleo Brasileiro SA ADR	298,224	1.2
23,963		Porto Seguro SA	301,115	1.2
11,913		Telefonica Brasil SA	262,541	1.1
27,920		Vale SA	409,291	1.7
			2,476,137	10.1

		Chile: 2.1%
9,358		Banco Santander Chile ADR	229,832	0.9
17,209		Enersis SA ADR	283,949	1.2
			513,781	2.1

		China: 17.4%
87,000		BOC Hong Kong Holdings Ltd.	284,127	1.2
456,000		China Communications Services Corp., Ltd.	279,493	1.2
354,960		China Construction Bank	276,169	1.1
24,500		China Mobile Ltd.	254,595	1.0
366,600		China Petroleum & Chemical Corp.	296,766	1.2
176,000		China Resources Power Holdings Co.	460,710	1.9
689,000		China Shanshui Cement Group Ltd.	245,411	1.0
98,000		China Shineway Pharmaceutical Group Ltd.	152,049	0.6
136,000		CNOOC Ltd.	276,620	1.1
227,000		Digital China Holdings Ltd.	298,092	1.2
224,000		Harbin Electric Co. Ltd.	140,657	0.6
390,160		Industrial and Commercial Bank of China Ltd.	273,512	1.1
242,000		Jiangsu Expressway Co. Ltd.	304,646	1.2
329,500		Parkson Retail Group Ltd.	113,117	0.5
147,000	@, X	Real Gold Mining Ltd.	23,700	0.1
87,000		Shanghai Industrial Holdings Ltd.	287,673	1.2
320,000		Zhejiang Expressway Co., Ltd.	295,041	1.2
			4,262,378	17.4

		Colombia: 0.5%
10,358		Petrominerales Ltd.	119,112	0.5

		Czech Republic: 2.5%
10,863		CEZ A/S	312,602	1.3
1,229		Komercni Banka AS	304,433	1.2
			617,035	2.5

		Egypt: 1.1%
43,387		Commercial International Bank	268,754	1.1

		Hong Kong: 2.3%
3,310,000		Emperor Watch & Jewellery Ltd.	264,962	1.1
83,000		Hang Lung Properties Ltd.	273,330	1.1
900,000	@, X	Integrated Waste Solutions Group Holdings Ltd.	31,807	0.1
			570,099	2.3

		Hungary: 1.9%
128,683		Magyar Telekom Telecommunications PLC	176,723	0.7
15,920		Richter Gedeon Nyrt	302,724	1.2
			479,447	1.9

		Indonesia: 2.4%
739,500		Bank Negara Indonesia Persero Tbk PT	315,240	1.3
462,500		Indofood Sukses Makmur Tbk PT	272,471	1.1
			587,711	2.4

		Malaysia: 3.3%
199,124		Berjaya Sports Toto BHD	256,828	1.0
155,100		IJM Corp. Bhd	285,183	1.2
160,100		IOI Corp. Bhd	276,184	1.1
			818,195	3.3

		Mexico: 1.1%
9,871		Southern Copper Corp.	275,894	1.1

		Panama: 0.9%
8,362	@	Banco Latinoamericano de Comercio Exterior SA	219,335	0.9

		Poland: 3.6%
47,658		PGE SA	278,391	1.1
22,356		Powszechna Kasa Oszczednosci Bank Polski S.A.	296,149	1.2
2,004		Powszechny Zaklad Ubezpieczen SA	304,833	1.3
			879,373	3.6

ING EMERGING MARKETS EQUITY DIVIDEND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Qatar: 2.3%
14,912		Commercial Bank of Qatar	$271,102	1.1
6,446		Industries Qatar QSC	282,455	1.2
			553,557	2.3

		Russia: 7.3%
25,503		CTC Media, Inc.	322,358	1.3
44,824		Gazprom OAO ADR	419,553	1.7
4,396		Lukoil OAO	288,069	1.2
30,864		Mobile Telesystems OJSC	326,970	1.3
14,517		Phosagro OAO GDR	150,541	0.6
33,267		Severstal	290,518	1.2
			1,798,009	7.3

		Singapore: 1.1%
16,000		United Overseas Bank Ltd.	267,946	1.1

		South Africa: 3.7%
25,841		Foschini Group Ltd./The	297,691	1.2
15,523		MTN Group Ltd.	308,553	1.3
23,127		Standard Bank Group Ltd.	294,224	1.2
			900,468	3.7

		South Korea: 10.6%
11,420		Hite Jinro Co. Ltd.	280,318	1.1
10,290		Hyundai Marine & Fire Insurance Co., Ltd.	294,013	1.2
850		Hyundai Motor Co.	92,474	0.4
1,940		Hyundai Motor Co. — Series 2	219,256	0.9
10,500		Kangwon Land, Inc.	288,549	1.2
8,273		KB Financial Group, Inc.	325,819	1.3
3,879		KT&G Corp.	283,406	1.2
941		POSCO	280,927	1.2
3,188		Samsung Engineering Co. Ltd.	224,781	0.9
6,830		Shinhan Financial Group Co., Ltd.	297,813	1.2
			2,587,356	10.6

		Sweden: 2.2%
3,129		Millicom International Cellular S.A.	288,671	1.2
7,936		Oriflame Cosmetics S.A.	250,436	1.0
			539,107	2.2

		Taiwan: 9.4%
130,000		Cheng Uei Precision Industry Co., Ltd.	272,627	1.1
439,338		CTBC Financial Holding Co. Ltd	298,018	1.2
22,541		MediaTek, Inc.	308,179	1.3
346,000		Mega Financial Holdings Co., Ltd.	299,597	1.2
151,000		Powertech Technology, Inc.	272,122	1.1
126,000		Quanta Computer, Inc.	298,720	1.2
84,000		Taiwan Semiconductor Manufacturing Co., Ltd.	309,587	1.3
208,000		TXC Corp.	256,773	1.0
			2,315,623	9.4

		Thailand: 1.1%
26,000		PTT PCL	264,686	1.1

		United Kingdom: 1.1%
10,817		Standard Chartered PLC	259,718	1.1

		Total Common Stock (Cost $21,010,938)	21,701,306	88.5

EXCHANGE-TRADED FUNDS: 4.8%
196,400		iShares MSCI India	1,166,616	4 .8

		Total Exchange-Traded Funds (Cost $1,165,643)	1,166,616	4 .8

PREFERRED STOCK: 1.3%
		Russia: 1.3%
118,649		Sberbank of Russia	307,582	1 .3

		Total Preferred Stock (Cost $233,286)	307,582	1 .3

RIGHTS: 0.0%

		Taiwan: 0.0%
27,545	@	Mega Financial Holdings Co., Ltd.	3,677	0 .0

		Total Rights (Cost $—)	3,677	0 .0

		Total Investments in Securities (Cost $22,409,867)	$23,179,181	94 .6
		Assets in Excess of Other Liabilities	1,329,907	5 .4
		Net Assets	$24,509,088	100 ..0

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $22,690,105.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,436,005
Gross Unrealized Depreciation	(1,946,929)
Net Unrealized Appreciation	$489,076

Sector Diversification	Percentage of Net Assets
Financials	28.0%
Information Technology	8.2
Energy	8.0
Utilities	7.9
Telecommunication Services	7.8
Industrials	7.6
Consumer Discretionary	7.6
Materials	7.4
Consumer Staples	5.5
Exchange-Traded Funds	4.8
Health Care	1.8
Assets in Excess of Other Liabilities	5.4
Net Assets	100.0%

ING EMERGING MARKETS EQUITY DIVIDEND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$127,585	$—	$127,585
Brazil	2,476,137	—	—	2,476,137
Chile	513,781	—	—	513,781
China	304,646	3,934,032	23,700	4,262,378
Colombia	119,112	—	—	119,112
Czech Republic	—	617,035	—	617,035
Egypt	—	268,754	—	268,754
Hong Kong	—	538,292	31,807	570,099
Hungary	176,723	302,724	—	479,447
Indonesia	—	587,711	—	587,711
Malaysia	256,828	561,367	—	818,195
Mexico	275,894	—	—	275,894
Panama	219,335	—	—	219,335
Poland	—	879,373	—	879,373
Qatar	282,455	271,102	—	553,557
Russia	892,452	905,557	—	1,798,009
Singapore	—	267,946	—	267,946
South Africa	—	900,468	—	900,468
South Korea	283,406	2,303,950	—	2,587,356
Sweden	—	539,107	—	539,107
Taiwan	—	2,315,623	—	2,315,623
Thailand	—	264,686	—	264,686
United Kingdom	—	259,718	—	259,718
Total Common Stock	5,800,769	15,845,030	55,507	21,701,306
Exchange-Traded Funds	1,166,616	—	—	1,166,616
Preferred Stock	—	307,582	—	307,582
Rights	—	3,677	—	3,677
Total Investments, at fair value	$6,967,385	$16,156,289	$55,507	$23,179,181

ING EMERGING MARKETS EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Argentina: 0.6%
76,400	@, L	Arcos Dorados Holdings, Inc.	$919,856	0.4
25,900		YPF SA ADR	540,015	0.2
			1,459,871	0.6

		Brazil: 14.5%
211,332		All America Latina Logistica SA	756,577	0.3
82,600	@	B2W Companhia Global Do Varejo	617,601	0.3
136,190		Banco do Brasil SA	1,808,612	0.7
63,540		Banco do Estado do Rio Grande do Sul	458,071	0.2
125,000		Banco Santander Brasil SA ADR	866,250	0.4
53,000	@, L	Braskem SA ADR	934,390	0.4
56,800		BRF SA ADR	1,330,824	0.5
42,260		Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	2,130,749	0.9
67,537		Cia de Bebidas das Americas ADR	2,512,377	1.0
159,920		Embraer SA	1,167,169	0.5
80,960		Even Construtora e Incorporadora SA	301,766	0.1
27,780		Ez Tec Empreendimentos e Participacoes SA	408,602	0.2
89,900	@, L	Fibria Celulose SA ADR	1,173,195	0.5
122,300	@, L	Gol Linhas Aereas Inteligentes SA ADR	632,291	0.3
26,920		Grendene SA	243,941	0.1
180,000		Hypermarcas SA	1,570,842	0.6
291,949		Itau Unibanco Holding SA ADR	4,498,934	1.9
24,200		Kroton Educacional SA	357,566	0.1
17,115		M Dias Branco SA	802,729	0.3
180,000		Petroleo Brasileiro SA ADR	3,137,400	1.3
36,750		Petroleo Brasileiro SA (sponsored) ADR	667,380	0.3
41,340		Porto Seguro SA	519,472	0.2
68,340	L	Telefonica Brasil SA ADR	1,515,781	0.6
478,046		Tim Participacoes SA	2,436,963	1.0
111,700		Tim Participacoes SA ADR	2,839,414	1.2
60,300		Vale SA ADR	965,403	0.4
38,853		Vale SA Pref ADR	568,808	0.2
			35,223,107	14.5

		Chile: 0.4%
11,300		Cia Cervecerias Unidas SA ADR	301,597	0.1
27,600		Sociedad Quimica y Minera de Chile SA ADR	762,036	0.3
			1,063,633	0.4

		China: 20.3%
27,600	@	Baidu.com ADR	4,440,840	1.8
5,855,000		Bank of China Ltd.	2,749,020	1.1
5,982,000		China Construction Bank	4,654,159	1.9
261,000		China Mengniu Diary Co., Ltd.	1,148,116	0.5
926,976		China Merchants Bank Co., Ltd.	1,843,193	0.7
28,279		China Mobile Ltd. ADR	1,471,074	0.6
308,000		China Mobile Ltd.	3,200,628	1.3
3,999,850		China Petroleum & Chemical Corp.	3,237,909	1.3
496,000		China Shanshui Cement Group Ltd.	176,667	0.1
1,998,000		China Telecom Corp., Ltd.	1,043,666	0.4
42,400	L	China Unicom Hong Kong Ltd. ADR	661,440	0.3
4,100		CNOOC Ltd. ADR	829,471	0.4
1,282,000		CNOOC Ltd.	2,607,551	1.1
448,000		Dongfeng Motor Group Co., Ltd.	633,392	0.2
891,000		Dongyue Group	420,576	0.2
866,000		Shougang Fushan Resources Group Ltd.	291,620	0.1
890,000		Geely Automobile Holdings Ltd.	448,637	0.2
56,770		Giant Interactive Group INC. ADR	502,414	0.2
243,000		Great Wall Motor Co. Ltd.	1,428,287	0.6
379,200		Guangzhou R&F Properties Co., Ltd.	664,371	0.3
6,135,000		Industrial and Commercial Bank of China Ltd.	4,300,795	1.8
609,000		Lee & Man Paper Manufacturing Ltd.	436,779	0.2
980,000		Lenovo Group Ltd.	1,049,781	0.4
15,588	@	Neteasecom ADR	1,052,346	0.4
12,250		Perfect World Co., Ltd. ADR	214,743	0.1
222,500		Ping An Insurance Group Co. of China Ltd.	1,754,470	0.7
12,800	@	Sina Corp.	1,069,568	0.4
936,000	@	Skyworth Digital Holdings Ltd.	454,060	0.2
32,000	@	Sohu.com, Inc.	2,142,720	0.9
330,000		Tingyi Cayman Islands Holding Corp.	932,324	0.4
188,000		Tsingtao Brewery Co., Ltd.	1,539,618	0.6
1,379,000	L	Uni-President China Holdings Ltd.	1,377,827	0.6
22,030	@	WuXi PharmaTech Cayman, Inc. ADR	644,378	0.3
			49,422,440	20.3

		Hong Kong: 0.3%
2,875,000		Shenzhen International Holdings	352,226	0.2
482,000		Truly International Holdings	305,769	0.1
			657,995	0.3

		Hungary: 0.5%
60,950		OTP Bank Nyrt	1,264,419	0.5

		India: 6.7%
75,290		Cairn India Ltd.	387,549	0.2

ING EMERGING MARKETS EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		India: (continued)
57,300		Canara Bank	$240,156	0.1
47,270	@	HCL Technologies Ltd.	842,732	0.4
130,330		Housing Development Finance Corp.	1,810,975	0.7
22,600		ICICI Bank Ltd. ADR	843,432	0.4
41,560		Infosys Ltd. ADR	2,205,173	0.9
247,863		Oil & Natural Gas Corp., Ltd.	1,184,403	0.5
40,220		Oil India Ltd.	310,117	0.1
32,930		Punjab National Bank	291,564	0.1
151,506		Reliance Industries Ltd.	2,254,249	0.9
79,038	#	Reliance Industries Ltd. GDR	2,355,945	1.0
104,030		Rural Electrification Corp. Ltd.	328,099	0.1
16,940		State Bank of India Ltd.	495,061	0.2
171,300		Tata Chemicals Ltd.	746,299	0.3
60,640		Tata Motors Ltd. ADR	1,899,245	0.8
			16,194,999	6.7

		Indonesia: 1.3%
5,334,500		Alam Sutera Realty Tbk PT	287,663	0.1
939,000		Bank Rakyat Indonesia	659,016	0.3
524,500		Tambang Batubara Bukit Asam Persero Tbk PT	565,388	0.2
7,496,000		Telekomunikasi Indonesia Persero Tbk PT	1,559,248	0.7
			3,071,315	1.3

		Israel: 0.9%
61,800		Teva Pharmaceutical Industries Ltd. ADR	2,292,162	0.9

		Macau: 0.7%
486,000		SJM Holdings Ltd.	1,571,412	0.7

		Malaysia: 0.3%
1,105,587		UEM Sunrise Bhd	819,193	0.3

		Mexico: 3.8%
27,500		America Movil S.A.B de CV ADR	588,775	0.2
96,527	@	Cemex SAB de CV ADR	1,021,256	0.4
408,190		Compartamos SAB de CV	792,462	0.3
60,600	@, L	Desarrollado ADR ADR	79,992	0.0
78,800	@, L	Empresas ICA SAB de CV ADR	599,668	0.3
8,600		Fomento Economico Mexicano SAB de CV ADR	802,380	0.3
256,838		Grupo Financiero Banorte	1,644,110	0.7
108,600	@	Grupo Lala SAB de CV	241,134	0.1
87,500		Grupo Televisa SAB ADR	2,663,500	1.1
335,030		Wal-Mart de Mexico SA de CV	871,005	0.4
			9,304,282	3.8

		Poland: 2.5%
13,410		Eurocash SA	205,995	0.1
28,375		KGHM Polska Miedz SA	1,145,557	0.5
207,590		Polskie Gornictwo Naftowe I Gazownictwo SA	381,806	0.1
139,740		Powszechna Kasa Oszczednosci Bank Polski S.A.	1,851,128	0.7
10,610		Powszechny Zaklad Ubezpieczen SA	1,613,913	0.7
302,824		Telekomunikacja Polska S.A.	981,117	0.4
			6,179,516	2.5

		Qatar: 0.2%
11,370		Industries Qatar QSC	498,218	0.2

		Russia: 9.3%
37,600		CTC Media, Inc.	475,264	0.2
180,400		Gazprom OAO ADR	1,688,544	0.7
73,851		Lukoil OAO ADR	4,836,787	2.0
2,448		Magnit OAO	659,106	0.3
21,000		MegaFon OAO GDR	761,887	0.3
83,719		MMC Norilsk Nickel ADR	1,264,632	0.5
10,150		Mobile Telesystems OJSC	107,528	0.1
117,942		Mobile Telesystems OJSC ADR	2,689,078	1.1
396,960		Rosneft Oil Co. GDR	3,131,919	1.3
364,865		Sberbank of Russia ADR	4,659,326	1.9
37,144		Tatneft ADR	1,525,800	0.6
53,580	L	VimpelCom Ltd. ADR ADR	771,016	0.3
			22,570,887	9.3

		South Africa: 3.9%
9,186	@	Anglo Platinum Ltd.	371,346	0.2
14,400	@	AngloGold Ashanti Ltd. ADR	217,440	0.1
94,196	@	ArcelorMittal South Africa Ltd.	371,119	0.2
64,313		AVI Ltd.	377,982	0.1
66,988		Clicks Group Ltd.	417,800	0.2
505,100		FirstRand Ltd.	1,813,304	0.7
28,750		Impala Platinum Holdings Ltd.	349,217	0.1
58,286		Imperial Holdings Ltd.	1,238,823	0.5
65,255		MTN Group Ltd.	1,297,084	0.5
40,217		Remgro Ltd.	818,919	0.3
13,400		Sasol Ltd. ADR	683,668	0.3
21,638		Tiger Brands Ltd.	634,793	0.3
75,102		Vodacom Group Pty Ltd.	861,455	0.4
			9,452,950	3.9

		South Korea: 18.7%
47,280		BS Financial Group, Inc.	759,071	0.3
19,080		Grand Korea Leisure Co. Ltd.	694,983	0.3
2,050		GS Home Shopping, Inc.	472,713	0.2
18,560		Halla Visteon Climate Control Corp.	694,008	0.3
48,660	@	SK Hynix, Inc.	1,464,223	0.6
5,470		Hyosung Corp.	368,763	0.1
15,540		Hyundai Marine & Fire Insurance Co., Ltd.	444,021	0.2

ING EMERGING MARKETS EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		South Korea: (continued)
11,671		Hyundai Motor Co.	$2,780,544	1.1
23,390		Kangwon Land, Inc.	642,777	0.3
54,200		KB Financial Group, Inc. ADR	2,103,502	0.9
6,376		KCC Corp.	2,556,920	1.0
32,832		Kia Motors Corp.	1,907,579	0.8
58,010	L	KT Corp. ADR	961,806	0.4
23,613		KT&G Corp.	1,725,201	0.7
12,848		LG Electronics, Inc.	822,991	0.3
56,600	@, L	LG.Philips LCD Co. Ltd ADR	662,220	0.3
1,035		Lotte Chilsung Beverage Co., Ltd.	1,537,201	0.6
733		Lotte Confectionery Co. Ltd.	1,256,966	0.5
16,630		Partron Co. Ltd.	267,793	0.1
4,428		Samsung Electronics Co., Ltd.	6,106,474	2.5
11,196		Samsung Electronics Co., Ltd. GDR	7,759,727	3.2
12,090		Samsung Life Insurance Co. Ltd.	1,190,438	0.5
7,500		SK Holdings Co. Ltd	1,359,300	0.6
11,186		SK Telecom Co., Ltd.	2,437,656	1.0
129,900	L	SK Telecom Co., Ltd. ADR	3,179,952	1.3
113,920		Woori Finance Holdings Co., Ltd.	1,349,640	0.6
			45,506,469	18.7

		Taiwan: 8.4%
76,000		Asustek Computer, Inc.	580,039	0.2
171,000		Catcher Technology Co., Ltd.	994,215	0.4
253,156		Chicony Electronics Co. Ltd.	630,917	0.3
286,000		Chipbond Technology Corp.	577,938	0.2
956,000		Fubon Financial Holding Co., Ltd.	1,401,075	0.6
352,000		Grand Pacific Petrochemical Corp.	271,685	0.1
24,729		Hon Hai Precision Industry Co., Ltd. GDR	122,706	0.1
959,040		Hon Hai Precision Industry Co., Ltd.	2,438,163	1.0
133,000		Huaku Development Co. Ltd	372,481	0.2
451,000		Inventec Co., Ltd.	403,672	0.2
134,080		Kenda Rubber Industrial Co. Ltd.	263,628	0.1
557,080		Lite-On Technology Corp.	975,253	0.4
485,000		POU Chen Corp.	590,777	0.2
262,549		Realtek Semiconductor Corp.	610,393	0.3
676,000		Taiwan Semiconductor Manufacturing Co., Ltd.	2,491,442	1.0
255,701		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,707,455	1.9
76,000		TPK Holding Co. Ltd.	533,469	0.2
781,340		Uni-President Enterprises Corp.	1,487,930	0.6
1,666,000		United Microelectronics Corp.	706,740	0.3
215,000		Vanguard International Semiconductor Corp.	232,400	0.1
			20,392,378	8.4

		Thailand: 1.0%
161,700		Bangkok Bank PCL	1,073,270	0.4
559,900		PTT Global Chemical PCL	1,411,933	0.6
			2,485,203	1.0

		Turkey: 2.4%
98,759		Arcelik A/S	628,903	0.3
336,201		Eregli Demir ve Celik Fabrikalari TAS	464,850	0.2
24,720		Ford Otomotiv Sanayi A/S	347,044	0.1
27,753		Koza Altin Isletmeleri AS	490,929	0.2
37,700		TAV Havalimanlari Holding AS	272,786	0.1
68,890		Tofas Truk Otomobil Fabrika	455,424	0.2
40,330		Tupras Turkiye Petrol Rafine	911,637	0.4
139,879		Turk Hava Yollari	545,413	0.2
45,700	@	Turkcell Iletisim Hizmet AS ADR	714,748	0.3
383,084		Turkiye Is Bankasi	1,046,541	0.4
			5,878,275	2.4

		United Arab Emirates: 0.7%
132,362		Dragon Oil Plc	1,253,258	0.5
82,740		First Gulf Bank PJSC	365,425	0.2
			1,618,683	0.7

		United Kingdom: 0.2%
148,310		Old Mutual PLC	481,293	0.2

		United States: 1.3%
96,800	@	Yahoo!, Inc.	3,187,624	1.3

		Total Common Stock (Cost $222,819,088)	240,596,324	98.9

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.2%
		Securities Lending Collateralcc(1): 4.2%
2,399,142		Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $2,399,149, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $2,447,125, due 11/15/13–07/18/33)	2,399,142	1.0

ING EMERGING MARKETS EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
505,063	Credit Suisse Securities, Repurchase Agreement dated 10/31/13, 0.08%, due 11/01/13 (Repurchase Amount $505,064, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $515,165, due 02/15/18–11/15/40)	$505,063	0.2
2,399,142	Deutsche Bank AG, Repurchase Agreement dated 10/31/13, 0.12%, due 11/01/13 (Repurchase Amount $2,399,150, collateralized by various U.S. Government Agency Obligations, 2.000%–7.000%, Market Value plus accrued interest $2,447,125, due 07/01/25–11/01/47)	2,399,142	1.0
2,399,142	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $2,399,149, collateralized by various U.S. Government Agency Obligations, 3.000%–3.500%, Market Value plus accrued interest $2,447,125, due 09/20/42–05/20/43)	2,399,142	1.0
2,399,142	Nomura Securities, Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $2,399,149, collateralized by various U.S. Government Agency Obligations, 1.622%–6.592%, Market Value plus accrued interest $2,447,125, due 10/01/17–11/01/43)	2,399,142	1.0
		10,101,631	4.2

	Total Short-Term Investments (Cost $10,101,631)	10,101,631	4.2

	Total Investments in Securities (Cost $232,920,719)	$250,697,955	103.1
	Liabilities in Excess of Other Assets	(7,529,006)	(3.1)
	Net Assets	$243,168,949	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $234,950,515.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,031,484
Gross Unrealized Depreciation	(13,284,044)
Net Unrealized Appreciation	$15,747,440

Sector Diversification	Percentage of Net Assets
Financials	22.5%
Information Technology	20.1
Energy	13.4
Telecommunication Services	12.4
Consumer Discretionary	10.1
Consumer Staples	9.5
Materials	5.9
Industrials	3.8
Health Care	1.2
Short-Term Investments	4.2
Liabilities in Excess of Other Assets	(3.1)
Net Assets	100.0%

ING EMERGING MARKETS EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,459,871	$—	$—	$1,459,871
Brazil	30,724,173	4,498,934	—	35,223,107
Chile	301,597	762,036	—	1,063,633
China	12,814,251	36,608,189	—	49,422,440
Hong Kong	—	657,995	—	657,995
Hungary	—	1,264,419	—	1,264,419
India	5,257,967	10,937,032	—	16,194,999
Indonesia	—	3,071,315	—	3,071,315
Israel	2,292,162	—	—	2,292,162
Macau	—	1,571,412	—	1,571,412
Malaysia	—	819,193	—	819,193
Mexico	9,304,282	—	—	9,304,282
Poland	981,117	5,198,399	—	6,179,516
Qatar	498,218	—	—	498,218
Russia	10,283,228	12,287,659	—	22,570,887
South Africa	1,279,090	8,173,860	—	9,452,950
South Korea	10,362,360	35,144,109	—	45,506,469
Taiwan	4,830,161	15,562,217	—	20,392,378
Thailand	—	2,485,203	—	2,485,203
Turkey	714,748	5,163,527	—	5,878,275
United Arab Emirates	—	1,618,683	—	1,618,683
United Kingdom	—	481,293	—	481,293
United States	3,187,624	—	—	3,187,624
Total Common Stock	94,290,849	146,305,475	—	240,596,324
Short-Term Investments	—	10,101,631	—	10,101,631
Total Investments, at fair value	$94,290,849	$156,407,106	$—	$250,697,955

(1)	For the year ended October 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2013, securities valued at $4,783,167 and $3,862,514 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%
		Australia: 0.7%
59,716		ALS Ltd./Queensland	$564,899	0.7

		Belgium: 0.5%
14,564		Belgacom S.A.	398,495	0.5

		Brazil: 0.5%
42,214		Cia Energetica de Minas Gerais ADR	378,660	0.5

		Canada: 4.5%
9,109		Canadian Imperial Bank of Commerce	774,918	1.0
24,040		Cenovus Energy, Inc.	714,295	1.0
31,332		Shaw Communications, Inc. — Class B	749,456	1.0
10,759		Thomson Reuters Corp.	404,294	0.5
15,795		TransCanada Corp.	711,847	1.0
			3,354,810	4.5

		China: 1.0%
224,000		BOC Hong Kong Holdings Ltd.	731,546	1.0

		France: 8.3%
10,741		BNP Paribas	792,400	1.0
6,119		Capgemini S.A.	401,273	0.5
7,129		Casino Guichard Perrachon S.A.	801,338	1.1
14,656		Cie de Saint-Gobain	769,298	1.0
23,937		Eutelsat Communications	757,080	1.0
29,834		Gaz de France	739,402	1.0
10,995		Sanofi	1,172,327	1.6
12,773		Vinci S.A.	817,299	1.1
			6,250,417	8.3

		Germany: 4.3%
3,173		Bayer AG	393,619	0.5
15,360		Deutsche Bank AG	742,339	1.0
34,617		Deutsche Telekom AG	543,999	0.7
19,333		E.ON AG	352,413	0.5
9,181		Siemens AG	1,173,265	1.6
			3,205,635	4.3

		Hong Kong: 0.5%
54,000		Cheung Kong Infrastructure Holdings Ltd.	375,771	0.5

		Israel: 1.0%
90,533		Israel Chemicals Ltd.	748,463	1.0

		Italy: 1.6%
18,064		Assicurazioni Generali S.p.A.	422,320	0.5
31,936		ENI S.p.A.	810,760	1.1
			1,233,080	1.6

		Japan: 7.9%
7,400		Astellas Pharma, Inc.	412,523	0.5
11,600		Canon, Inc.	366,058	0.5
23,900		Hoya Corp.	573,107	0.8
42,000		Itochu Corp.	505,014	0.7
113,800		Mitsubishi UFJ Financial Group, Inc.	724,709	1.0
49,300		Mitsui & Co., Ltd.	704,296	0.9
68,900		Nissan Motor Co., Ltd.	691,843	0.9
8,800		Secom Co., Ltd.	530,133	0.7
14,700		Sumitomo Mitsui Financial Group, Inc.	710,538	0.9
15,500		Takeda Pharmaceutical Co., Ltd.	738,646	1.0
			5,956,867	7.9

		Netherlands: 2.4%
46,800		ArcelorMittal	737,132	1.0
33,101		Royal Dutch Shell PLC	1,102,628	1.4
			1,839,760	2.4

		Singapore: 2.0%
249,000		Singapore Telecommunications Ltd.	756,159	1.0
44,000		United Overseas Bank Ltd.	736,851	1.0
			1,493,010	2.0

		South Korea: 0.5%
16,959	L	SK Telecom Co., Ltd. ADR	415,156	0.5

		Sweden: 1.4%
39,990		Telefonaktiebolaget LM Ericsson	478,329	0.6
46,271		Volvo AB — B Shares	593,884	0.8
			1,072,213	1.4

		Switzerland: 7.0%
24,353		Credit Suisse Group	757,572	1.0
14,517		Novartis AG	1,126,847	1.5
2,777		Roche Holding AG — Genusschein	767,939	1.0
78,464	@	STMicroelectronics NV	603,549	0.8
8,947		Swiss Re Ltd.	785,392	1.1
4,319		Zurich Insurance Group AG	1,193,441	1.6
			5,234,740	7.0

		Taiwan: 2.6%
59,000		MediaTek, Inc.	806,645	1.1
63,249		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,164,414	1.5
			1,971,059	2.6

		United Kingdom: 10.1%
164,405		Barclays PLC	691,734	0.9
102,656		BP PLC	796,885	1.1
67,624		BT Group PLC	409,171	0.5
66,162		HSBC Holdings PLC	725,230	1.0
19,730		Imperial Tobacco Group PLC	736,605	1.0
116,388		J Sainsbury PLC	736,221	1.0
32,876		Petrofac Ltd.	771,063	1.0
97,332		Rexam PLC	810,499	1.1
14,911		Rio Tinto PLC	754,505	1.0

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: (continued)
310,890	@	Vodafone Group PLC	$1,138,725	1.5
			7,570,638	10.1

		United States: 40.9%
16,575		AbbVie, Inc.	803,059	1.1
6,513		Amgen, Inc.	755,508	1.0
1,514		Apple, Inc.	790,838	1.1
15,815		Bristol-Myers Squibb Co.	830,604	1.1
8,466		Caterpillar, Inc.	705,726	0.9
22,565		CenturyTel, Inc.	764,051	1.0
5,918		Chevron Corp.	709,923	1.0
29,869		Cisco Systems, Inc.	672,052	0.9
18,932		Dow Chemical Co.	747,246	1.0
20,789		Eli Lilly & Co.	1,035,708	1.4
13,531	@	Ensco PLC	780,062	1.0
12,714		ExxonMobil Corp.	1,139,429	1.5
32,918		Freeport-McMoRan Copper & Gold, Inc.	1,210,066	1.6
46,130		General Electric Co.	1,205,838	1.6
31,792		Intel Corp.	776,679	1.0
8,393		Johnson & Johnson	777,276	1.0
14,715		JPMorgan Chase & Co.	758,411	1.0
6,055		KLA-Tencor Corp.	397,208	0.5
6,181		L Brands, Inc.	386,992	0.5
16,990		Macy’s, Inc.	783,409	1.0
7,397		McDonald’s Corp.	713,958	1.0
22,978		Metlife, Inc.	1,087,089	1.5
34,243		Microsoft Corp.	1,210,490	1.6
10,169		Molson Coors Brewing Co.	549,126	0.7
26,737		Northeast Utilities	1,146,750	1.5
7,979		Occidental Petroleum Corp.	766,622	1.0
37,559		Pfizer, Inc.	1,152,310	1.5
10,182		PNC Financial Services Group, Inc.	748,682	1.0
9,404		Procter & Gamble Co.	759,373	1.0
19,562		ProLogis, Inc.	781,502	1.0
32,782		Public Service Enterprise Group, Inc.	1,098,197	1.5
8,857	@	Seagate Technology	431,159	0.6
13,800		St. Jude Medical, Inc.	791,982	1.1
7,761		TAL International Group, Inc.	374,934	0.5
21,474	@	Tyco International Ltd.	784,875	1.1
19,153		UGI Corp.	792,360	1.1
3,595		VF Corp.	772,925	1.0
17,993		Wells Fargo & Co.	768,121	1.0
			30,760,540	40.9

		Total Common Stock (Cost $62,950,193)	73,555,759	97.7

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.5%
		Securities Lending Collateralcc(1): 0.5%
413,028		JPMorgan Chase & Co., Repurchase Agreement dated 10/31/13, 0.09%, due 11/01/13 (Repurchase Amount $413,029, collateralized by various U.S. Government Securities, 0.750%–3.875%, Market Value plus accrued interest $421,290, due 01/15/25–02/15/42) (Cost $413,028)	413,028	0.5

		Total Short-Term Investments (Cost $413,028)	413,028	0.5

		Total Investments in Securities (Cost $63,363,221)	$73,968,787	98.2
		Assets in Excess of Other Liabilities	1,319,895	1.8
		Net Assets	$75,288,682	100 ..0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $63,650,160.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,287,846
Gross Unrealized Depreciation	(969,219)
Net Unrealized Appreciation	$10,318,627

Sector Diversification	Percentage of Net Assets
Financials	18.5%
Health Care	14.3
Industrials	11.6
Information Technology	11.5
Energy	11.1
Consumer Discretionary	6.9
Materials	6.7
Utilities	6.6
Telecommunication Services	5.7
Consumer Staples	4.8
Short-Term Investments	0.5
Assets in Excess of Other Liabilities	1.8
Net Assets	100.0%

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$564,899	$—	$564,899
Belgium	—	398,495	—	398,495
Brazil	378,660	—	—	378,660
Canada	3,354,810	—	—	3,354,810
China	—	731,546	—	731,546
France	—	6,250,417	—	6,250,417
Germany	—	3,205,635	—	3,205,635
Hong Kong	—	375,771	—	375,771
Israel	—	748,463	—	748,463
Italy	—	1,233,080	—	1,233,080
Japan	—	5,956,867	—	5,956,867
Netherlands	—	1,839,760	—	1,839,760
Singapore	—	1,493,010	—	1,493,010
South Korea	415,156	—	—	415,156
Sweden	—	1,072,213	—	1,072,213
Switzerland	—	5,234,740	—	5,234,740
Taiwan	1,164,414	806,645	—	1,971,059
United Kingdom	—	7,570,638	—	7,570,638
United States	30,760,540	—	—	30,760,540
Total Common Stock	36,073,580	37,482,179	—	73,555,759
Short-Term Investments	—	413,028	—	413,028
Total Investments, at fair value	$36,073,580	$37,895,207	$—	$73,968,787

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING GLOBAL NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		Canada: 12.1%
41,800		Alamos Gold, Inc.	$665,898	0.7
16,000		Calfrac Well Services Ltd.	498,729	0.6
91,500		Canadian Natural Resources Ltd.	2,905,125	3.2
71,500		Centerra Gold, Inc.	285,959	0.3
40,800	@	Dominion Diamond Corp.	550,965	0.6
61,021		Eldorado Gold Corp.	411,892	0.5
53,708		GoldCorp, Inc.	1,365,795	1.5
17,564		HudBay Minerals, Inc.	143,187	0.2
71,200	@	Lundin Mining Corp.	320,951	0.4
27,300	@	MEG Energy Corp.	873,736	1.0
49,500		Suncor Energy, Inc.	1,799,325	2.0
15,429		Teck Cominco Ltd. — Class B	412,572	0.5
40,900		Trican Well Services Ltd.	574,675	0.6
			10,808,809	12.1

		France: 1.1%
9,114		Technip S.A.	954,592	1.1

		Netherlands: 1.0%
12,973		Royal Dutch Shell PLC — Class A ADR	864,780	1.0

		Norway: 0.9%
34,700		Statoil ASA ADR	819,961	0.9

		United Kingdom: 2.1%
28,633		Antofagasta PLC	391,329	0.4
6,013		Randgold Resources Ltd. ADR	444,361	0.5
21,495		Rio Tinto PLC	1,087,659	1.2
			1,923,349	2.1

		United States: 80.8%
39,300		Anadarko Petroleum Corp.	3,744,897	4.2
11,284	@	Antero Resources Corp.	637,433	0.7
44,709		Arch Coal, Inc.	189,566	0.2
61,300	@	Basic Energy Services, Inc.	899,271	1.0
11,200	@	Cameron International Corp.	614,432	0.7
13,600		Celanese Corp.	761,736	0.8
3,500		CF Industries Holdings, Inc.	754,600	0.8
57,767		Chevron Corp.	6,929,729	7.7
6,800		Cimarex Energy Co.	716,380	0.8
42,500	@	Cobalt International Energy, Inc.	986,425	1.1
4,700	@	Concho Resources, Inc.	519,867	0.6
25,700		ConocoPhillips	1,883,810	2.1
37,900		Consol Energy, Inc.	1,383,350	1.5
13,000		Domtar Corp.	1,101,230	1.2
21,400	@	Energy XXI Bermuda Ltd.	621,884	0.7
19,300		EOG Resources, Inc.	3,443,120	3.8
77,064		ExxonMobil Corp.	6,906,476	7.7
25,900	@	Forum Energy Technologies, Inc.	757,834	0.8
76,681		Freeport-McMoRan Copper & Gold, Inc.	2,818,794	3.1
58,600	@	FX Energy, Inc.	203,928	0.2
66,828		Halliburton Co.	3,543,889	4.0
10,900		Hess Corp.	885,080	1.0
4,600		International Paper Co.	205,206	0.2
21,400	@	Laredo Petroleum Holdings, Inc.	679,878	0.8
31,000	@	Louisiana-Pacific Corp.	527,310	0.6
33,600		Marathon Oil Corp.	1,184,736	1.3
9,400		Marathon Petroleum Corp.	673,604	0.7
3,300		Monsanto Co.	346,104	0.4
7,800		Mosaic Co.	357,630	0.4
31,900	@	Newfield Exploration Co.	971,355	1.1
18,300		Newmont Mining Corp.	498,858	0.6
34,600	@	Noble Corp.	1,304,420	1.5
53,600		Occidental Petroleum Corp.	5,149,888	5.7
38,900		Patterson-UTI Energy, Inc.	943,714	1.1
34,250		Phillips 66	2,206,727	2.5
3,400		Pioneer Natural Resources Co.	696,252	0.8
16,800		Range Resources Corp.	1,271,928	1.4
31,400	@	Rowan Companies PLC	1,132,912	1.3
12,800		Royal Gold, Inc.	614,912	0.7
78,260		Schlumberger Ltd.	7,334,527	8.2
8,900		SM Energy Co.	788,629	0.9
18,000	@	Southwestern Energy Co.	669,960	0.7
38,200	@	Stillwater Mining Co	416,762	0.5
40,000	@	Superior Energy Services	1,073,200	1.2
14,600		Tesoro Corp.	713,794	0.8
51,317	@	Thompson Creek Metals Co., Inc.	164,728	0.2
3,300		Union Pacific Corp.	499,620	0.6
20,700	@	Unit Corp.	1,064,187	1.2
10,300		Williams Cos., Inc.	367,813	0.4
5,700		Worthington Industries	231,078	0.3
			72,393,463	80.8

		Total Common Stock (Cost $69,930,591)	87,764,954	98.0

SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 2.1%
1,907,690		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $1,907,690)	1,907,690	2.1

		Total Short-Term Investments (Cost $1,907,690)	1,907,690	2.1

		Total Investments in Securities (Cost $71,838,281)	$89,672,644	100.1
		Liabilities in Excess of Other Assets	(95,500)	(0.1)
		Net Assets	$89,577,144	100.0

ING GLOBAL NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

††	Rate shown is the 7-day yield as of October 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $74,033,054.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,499,722
Gross Unrealized Depreciation	(4,860,132)
Net Unrealized Appreciation	$15,639,590

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	26.0%
Oil & Gas Exploration & Production	19.7
Oil & Gas Equipment & Services	18.1
Materials	4.8
Diversified Metals & Mining	4.8
Energy	4.7
Gold	3.5
Oil & Gas Refining & Marketing	3.3
Oil & Gas	3.2
Oil & Gas Drilling	2.5
Coal & Consumable Fuels	1.7
Paper Products	1.4
Oil & Gas Services	1.2
Retail	0.6
Industrials	0.6
Mining	0.6
Precious Metals & Minerals	0.5
Oil & Gas Storage & Transportation	0.4
Fertilizers & Agricultural Chemicals	0.4
Short-Term Investments	2.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Canada	$10,808,809	$—	$—	$10,808,809
France	—	954,592	—	954,592
Netherlands	864,780	—	—	864,780
Norway	819,961	—	—	819,961
United Kingdom	—	1,923,349	—	1,923,349
United States	72,393,463	—	—	72,393,463
Total Common Stock	84,887,013	2,877,941	—	87,764,954
Short-Term Investments	1,907,690	—	—	1,907,690
Total Investments, at fair value	$86,794,703	$2,877,941	$—	$89,672,644

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.3%
		Brazil: 1.6%
17,269		Hypermarcas SA	$150,705	0.3
6,631		Linx SA	119,851	0.3
37,308		MRV Engenharia e Participacoes SA	161,043	0.4
13,843		Petroleo Brasileiro SA ADR	241,283	0.6
			672,882	1.6

		Cambodia: 0.4%
168,000		NagaCorp Ltd.	155,139	0.4

		Canada: 5.2%
32,916		Barrick Gold Corp.	638,241	1.5
22,782		GoldCorp, Inc.	579,347	1.4
10,502		Potash Corp. of Saskatchewan	326,612	0.8
11,511		Suncor Energy, Inc.	418,311	1.0
16,345		Talisman Energy, Inc.	203,793	0.5
			2,166,304	5.2

		China: 5.9%
1,572	@	Baidu.com ADR	252,935	0.6
322,495		Beijing Capital International Airport Co., Ltd.	227,398	0.5
150,000		Belle International Holdings	211,504	0.5
317,000		China Communications Construction Co., Ltd.	258,740	0.6
274,000		China Railway Group Ltd.	154,726	0.4
103,000		China Resources Enterprise	364,783	0.9
209,000		Golden Eagle Retail Group Ltd.	313,583	0.7
372,000		Guangdong Investment Ltd.	320,234	0.8
16,475		Hengan International Group Co., Ltd.	201,729	0.5
24,462		Ping An Insurance Group Co. of China Ltd.	192,889	0.4
			2,498,521	5.9

		Colombia: 0.6%
11,233		Pacific Rubiales Energy Corp.	232,385	0.6

		Denmark: 0.7%
1,850		Novo-Nordisk A/S	308,122	0.7

		France: 4.4%
17,986		AXA S.A.	448,131	1.1
983		Christian Dior S.A.	186,512	0.4
1,816	@	Criteo SA ADR	64,123	0.1
2,917		LVMH Moet Hennessy Louis Vuitton S.A.	560,053	1.3
5,730		Sanofi	610,953	1.5
			1,869,772	4.4

		Germany: 2.2%
30,118	@, L	Aixtron AG	432,265	1.0
1,585		Fresenius AG	205,755	0.5
10,418	L	Rhoen Klinikum AG	290,894	0.7
			928,914	2.2

		Hong Kong: 2.3%
184,800		Chow Tai Fook Jewellery Group Ltd.	306,442	0.7
41,000	@	Galaxy Entertainment Group Ltd.	306,060	0.7
1,082,400		Hengdeli Holdings Ltd.	256,909	0.6
80,000		Li & Fung Ltd.	113,101	0.3
			982,512	2.3

		India: 2.6%
15,166		Axis Bank Ltd.	301,419	0.7
46,207		Dabur India Ltd.	134,097	0.3
32,097		Housing Development Finance Corp.	445,997	1.1
37,643		ITC Ltd.	204,886	0.5
			1,086,399	2.6

		Indonesia: 2.6%
58,130		AKR Corporindo Tbk PT	24,983	0.1
482,020		Astra International Tbk PT	284,194	0.7
338,164		Bank Mandiri Persero TBK PT	258,222	0.6
1,379,000	@	Lippo Karawaci Tbk PT	138,082	0.3
307,500		Mitra Adiperkasa Tbk PT	147,242	0.3
8,646,000		Pakuwon Jati Tbk PT	237,247	0.6
			1,089,970	2.6

		Israel: 0.3%
3,469	@, L	Mellanox Technologies Ltd.	125,855	0.3

		Japan: 4.9%
10,800		Astellas Pharma, Inc.	602,061	1.4
7,000		Mitsubishi Estate Co., Ltd.	200,058	0.5
18,900		Mitsui & Co., Ltd.	270,004	0.6
7,000		Mitsui Fudosan Co., Ltd.	231,881	0.6
4,600		Sumitomo Mitsui Financial Group, Inc.	222,345	0.5
8,400		Toyota Motor Corp.	544,641	1.3
			2,070,990	4.9

		Malaysia: 0.3%
164,800		AirAsia BHD	139,906	0.3

		Netherlands: 5.9%
16,834		Corbion NV	390,006	0.9
16,552		Royal Dutch Shell PLC	551,364	1.3
83,401	@	Post NL	435,800	1.0
28,315		Unilever NV	1,122,566	2.7
			2,499,736	5.9

		Norway: 0.7%
13,054		Telenor ASA	313,656	0.7

		Peru: 0.6%
1,946	@	Credicorp Ltd.	265,824	0.6

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Philippines: 0.3%
43,490		Universal Robina Corp.	$128,367	0.3

		Russia: 0.9%
18,913		Gazprom OAO ADR	177,026	0.4
12,540	@, L	X5 Retail Group N.V. GDR	203,845	0.5
			380,871	0.9

		Singapore: 1.1%
53,000		Oversea-Chinese Banking Corp.	443,371	1.1

		South Korea: 1.4%
421		Samsung Electronics Co., Ltd.	580,584	1.4

		Switzerland: 4.7%
10,719		ABB Ltd.	273,094	0.7
14,783		Novartis AG	1,147,495	2.7
884		Partners Group	229,153	0.6
765		Syngenta AG	308,767	0.7
			1,958,509	4.7

		United Kingdom: 13.6%
28,320		BG Group PLC	577,724	1.4
72,133		BP PLC	559,945	1.3
6,230		British American Tobacco PLC	343,726	0.8
63,455		HSBC Holdings PLC	695,557	1.7
23,992		Imperial Tobacco Group PLC	895,723	2.1
4,511		Rio Tinto PLC	228,259	0.5
14,039		Shire PLC	622,500	1.5
53,340		Standard Chartered PLC	1,280,703	3.0
43,962		Telecity Group PLC	537,459	1.3
			5,741,596	13.6

		United States: 34.1%
5,643		AbbVie, Inc.	273,403	0.6
2,418	@	Adobe Systems, Inc.	131,056	0.3
2,813		Allergan, Inc.	254,886	0.6
8,064		Amgen, Inc.	935,424	2.2
1,314		Apple, Inc.	686,368	1.6
7,666		Blackstone Group LP	201,462	0.5
2,089		BorgWarner, Inc.	215,439	0.5
3,803		Celanese Corp.	213,006	0.5
1,877	@	Celgene Corp.	278,716	0.7
1,471		CF Industries Holdings, Inc.	317,148	0.8
12,320		Citigroup, Inc.	600,970	1.4
9,352	@	eBay, Inc.	492,944	1.2
18,757		EMC Corp.	451,481	1.1
3,128	@	Equinix, Inc.	505,109	1.2
1,722	@	F5 Networks, Inc.	140,360	0.3
6,338		Freeport-McMoRan Copper & Gold, Inc.	232,985	0.6
920	@	Google, Inc. — Class A	948,134	2.3
7,595		Halliburton Co.	402,763	1.0
4,119	@	Informatica Corp.	158,993	0.4
12,670		KBR, Inc.	437,622	1.0
4,000		Monsanto Co.	419,520	1.0
7,106		Mosaic Co.	325,810	0.8
11,428	@	Nuance Communications, Inc.	177,820	0.4
3,441		Occidental Petroleum Corp.	330,611	0.8
23,426		Pfizer, Inc.	718,710	1.7
6,179		Qualcomm, Inc.	429,255	1.0
19,355	@	Quanta Services, Inc.	584,714	1.4
1,962	@	Red Hat, Inc.	84,896	0.2
6,798	@	Riverbed Technolgoy, Inc.	100,746	0.2
3,268		Schlumberger Ltd.	306,277	0.7
6,959	@	Southwestern Energy Co.	259,014	0.6
6,900	@	Teradata Corp.	304,083	0.7
5,652		Thermo Fisher Scientific, Inc.	552,653	1.3
13,125	@,L	Universal Display Corp.	418,687	1.0
3,412	@	Veeco Instruments, Inc.	99,664	0.2
3,047	@	VMware, Inc.	247,660	0.6
15,845	@	Weatherford International Ltd.	260,492	0.6
12,777		Yum! Brands, Inc.	863,981	2.1
			14,362,862	34.1

		Total Common Stock (Cost $34,174,948)	41,003,047	97.3

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.4%
		Securities Lending Collateralcc(1): 2.4%
991,801		Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/13, 0.10%, due 11/01/13 (Repurchase Amount $991,804, collateralized by various U.S. Government Agency Obligations, 3.000%–3.500%, Market Value plus accrued interest $1,011,637, due 09/20/42–05/20/43) (Cost $991,801)	991,801	2.4

		Total Short-Term Investments (Cost $991,801)	991,801	2.4

		Total Investments in Securities (Cost $35,166,749)	$41,994,848	99.7
		Assets in Excess of Other Liabilities	106,866	0.3
		Net Assets	$42,101,714	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is $35,299,297.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,924,397
Gross Unrealized Depreciation	(2,228,846)
Net Unrealized Appreciation	$6,695,551

Sector Diversification	Percentage of Net Assets
Information Technology	17.7%
Health Care	16.1
Financials	15.3
Consumer Discretionary	10.9
Energy	10.8
Consumer Staples	9.8
Materials	8.6
Industrials	6.6
Utilities	0.8
Telecommunication Services	0.7
Short-Term Investments	2.4
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Brazil	$672,882	$—	$—	$672,882
Cambodia	—	155,139	—	155,139
Canada	2,166,304	—	—	2,166,304
China	252,935	2,245,586	—	2,498,521
Colombia	232,385	—	—	232,385
Denmark	—	308,122	—	308,122
France	64,123	1,805,649	—	1,869,772
Germany	290,894	638,020	—	928,914
Hong Kong	—	982,512	—	982,512
India	—	1,086,399	—	1,086,399
Indonesia	—	1,089,970	—	1,089,970
Israel	125,855	—	—	125,855
Japan	—	2,070,990	—	2,070,990
Malaysia	—	139,906	—	139,906
Netherlands	—	2,499,736	—	2,499,736
Norway	—	313,656	—	313,656
Peru	265,824	—	—	265,824
Philippines	—	128,367	—	128,367
Russia	177,026	203,845	—	380,871
Singapore	—	443,371	—	443,371
South Korea	—	580,584	—	580,584
Switzerland	—	1,958,509	—	1,958,509
United Kingdom	—	5,741,596	—	5,741,596
United States	14,362,862	—	—	14,362,862
Total Common Stock	18,611,090	22,391,957	—	41,003,047
Short-Term Investments	—	991,801	—	991,801
Total Investments, at fair value	$18,611,090	$23,383,758	$—	$41,994,848

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%
		Argentina: 0.2%
6,900		Mercadolibre, Inc.	$928,982	0.2

		Austria: 0.5%
57,028		Erste Bank der Oesterreichischen Sparkassen AG	2,002,250	0.5

		Belgium: 0.4%
33,811		Umicore	1,610,052	0.4

		Brazil: 0.8%
23,896		Embraer SA ADR	702,303	0.2
79,494		Itau Unibanco Holding S.A. ADR	1,225,002	0.3
46,700		Mills Estruturas e Servicos de Engenharia SA	648,322	0.1
42,093		Natura Cosmeticos S.A.	841,785	0.2
			3,417,412	0.8

		Canada: 3.6%
44,011		Canadian National Railway Co.	4,835,237	1.2
24,839	@	Lululemon Athletica, Inc.	1,715,133	0.4
36,975		Potash Corp. of Saskatchewan	1,149,923	0.3
61,900		Suncor Energy, Inc.	2,249,452	0.5
22,998		Teck Resources Ltd.	615,398	0.2
71,840		Tim Hortons, Inc.	4,288,420	1.0
			14,853,563	3.6

		China: 3.5%
15,970	@	Baidu.com ADR	2,569,573	0.6
164,586		China Mobile Ltd.	1,710,320	0.4
367,402		CNOOC Ltd.	747,285	0.2
3,030,651		Industrial and Commercial Bank of China Ltd.	2,124,565	0.5
3,478,000		Lenovo Group Ltd.	3,725,651	0.9
10,205	@	Sina Corp.	852,730	0.2
296,928		Sinopharm Group Co.	804,263	0.2
338,000		ENN Energy Holdings Ltd.	2,003,968	0.5
			14,538,355	3.5

		Cyprus: 0.2%
16,500		QIWI plc ADR	667,920	0.2

		Denmark: 0.6%
15,128		Novo-Nordisk A/S	2,519,608	0.6

		Finland: 0.6%
27,422		Kone OYJ	2,417,595	0.6

		France: 15.7%
36,511		Accor S.A.	1,631,900	0.4
57,256		Air Liquide	7,781,910	1.9
32,927		Atos Origin	2,806,724	0.7
286,853		AXA S.A.	7,147,096	1.7
67,079		BNP Paribas	4,948,648	1.2
35,482		Bureau Veritas SA	1,070,348	0.3
49,519		Capgemini S.A.	3,247,370	0.8
13,121		Cie Generale des Etablissements Michelin	1,367,187	0.3
32,706		Essilor International SA	3,504,965	0.9
15,580		LVMH Moet Hennessy Louis Vuitton S.A.	2,991,301	0.7
129,390	@	Peugeot S.A.	1,702,130	0.4
24,807	@	Publicis Groupe	2,062,945	0.5
182,743		Rexel SA	4,577,817	1.1
36,511		Safran S.A.	2,327,878	0.6
43,592		Sanofi	4,647,937	1.1
76,363		Schneider Electric S.A.	6,425,799	1.6
53,411		Societe Generale	3,017,175	0.7
25,784		Technip S.A.	2,700,592	0.7
1,103		Unibail-Rodamco SE	288,181	0.1
			64,247,903	15.7

		Germany: 4.1%
21,000		Adidas AG	2,392,867	0.6
9,810		Brenntag AG	1,659,950	0.4
16,910		Continental AG	3,092,292	0.7
41,566		Deutsche Bank AG	2,008,857	0.5
31,588		Fresenius Medical Care AG & Co. KGaA	2,087,540	0.5
20,659		Lanxess	1,450,925	0.3
65,438		ProSiebenSat.1 Media AG	3,111,068	0.8
13,749		SAP AG	1,075,894	0.3
			16,879,393	4.1

		Hong Kong: 1.6%
928,736		AIA Group Ltd.	4,715,966	1.1
120,361		Hong Kong Exchanges and Clearing Ltd.	1,941,670	0.5
			6,657,636	1.6

		India: 0.4%
198,381		ITC Ltd.	1,079,764	0.3
10,425		United Spirits Ltd.	436,450	0.1
			1,516,214	0.4

		Italy: 4.7%
265,169		Assicurazioni Generali S.p.A.	6,199,409	1.5
68,283		Banca Generali SpA	1,782,555	0.4
196,197	@	Fiat S.p.A	1,539,512	0.4
1,361,020		Intesa Sanpaolo S.p.A.	3,376,533	0.8
41,700		Saipem S.p.A.	975,498	0.2
835,221		Snam Rete Gas S.p.A.	4,303,505	1.1
135,166		UniCredit SpA	1,014,640	0.3
			19,191,652	4.7

		Japan: 20.3%
172,200		Aeon Co., Ltd.	2,349,915	0.6
22,970		Aeon Mall Co., Ltd.	652,370	0.2
93,600		Aisin Seiki Co., Ltd.	3,802,446	0.9
130,100		Asahi Group Holdings, Ltd.	3,518,491	0.9
226,000		Bank of Yokohama Ltd.	1,246,225	0.3
44,796		Bridgestone Corp.	1,535,729	0.4
441,629		Sumitomo Mitsui Trust Holdings, Inc.	2,181,245	0.5
22,500		Daito Trust Construction Co., Ltd.	2,297,335	0.6

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
77,000		Daiwa House Industry Co., Ltd.	$1,542,601	0.4
78,800		Dentsu, Inc.	2,977,237	0.7
63,900		Eisai Co., Ltd.	2,510,122	0.6
8,568		Fanuc Ltd.	1,374,373	0.3
29,950		Honda Motor Co., Ltd.	1,195,991	0.3
172,200		Japan Tobacco, Inc.	6,230,830	1.5
84,159		Komatsu Ltd.	1,846,480	0.4
82,007		Kubota Corp.	1,214,247	0.3
318,100		Mitsubishi Electric Corp.	3,496,544	0 .9
1,574,865		Mitsubishi UFJ Financial Group, Inc.	10,029,161	2.4
68,000		Mitsui Fudosan Co., Ltd.	2,252,562	0.5
432,600		Nomura Holdings, Inc.	3,195,631	0.8
54,400		Nomura Research Institute Ltd.	1,825,787	0.4
50,000		Olympus Corp.	1,599,571	0.4
29,500		Omron Corp.	1,125,756	0.3
39,100		Ono Pharmaceutical Co., Ltd.	2,956,357	0.7
188,200		ORIX Corp.	3,259,829	0.8
18,580		Osaka Securities Exchange Co. Ltd.	431,951	0.1
303,500		Rakuten, Inc.	3,954,496	1.0
24,404		Softbank Corp.	1,822,464	0.4
188,490		T&D Holdings, Inc.	2,262,963	0.5
31,700		THK Co., Ltd.	691,960	0.2
145,300		Tokio Marine Holdings, Inc.	4,763,582	1.2
48,885		Toyota Motor Corp.	3,169,615	0.8
			83,313,866	20.3

		Macau: 0.7%
704,610		MGM China Holdings Ltd.	2,429,522	0.6
37,399		Sands China Ltd.	265,911	0.1
			2,695,433	0.7

		Malaysia: 0.1%
355,400		AirAsia BHD	301,716	0.1

		Mexico: 0.7%
349,100		Fibra Uno Administracion SA de CV	1,080,966	0.3
640,129		Wal-Mart de Mexico SA de CV	1,664,196	0.4
			2,745,162	0.7

		Netherlands: 1.6%
17,112		ASML Holding NV	1,620,303	0.4
12,241	@	ASML Holding NV-NY REG	1,158,488	0.3
94,859	@	NXP Semiconductor NV	3,995,461	0.9
			6,774,252	1.6

		Norway: 0.3%
31,279	@	Algeta ASA	1,242,638	0.3

		Panama: 0.3%
7,890	@	Copa Holdings S.A.	1,179,871	0.3

		Portugal: 0.5%
126,250		Galp Energia SGPS SA	2,137,852	0.5

		Russia: 0.6%
112,600		Sberbank of Russia ADR	1,437,902	0.3
31,130	@	Yandex NV	1,147,452	0.3
			2,585,354	0.6

		South Korea: 0.5%
1,387		Samsung Electronics Co., Ltd.	1,912,755	0.5

		Spain: 1.4%
21,458		Amadeus IT Holding S.A.	796,145	0.2
173,105	@	Banco Popular Espanol SA	981,920	0.3
78,734		Banco Bilbao Vizcaya Argentaria S.A.	920,162	0.2
166,828	@	Telefonica S.A.	2,936,071	0.7
			5,634,298	1.4

		Sweden: 1.7%
101,651		Assa Abloy AB	5,043,631	1.2
43,435		Hennes & Mauritz AB	1,876,908	0.5
			6,920,539	1.7

		Switzerland: 7.8%
21,810		Cie Financiere Richemont SA	2,230,067	0.5
166,466		Julius Baer Group Ltd.	8,166,117	2.0
22,339		Nestle S.A.	1,612,517	0.4
29,843		Novartis AG	2,316,491	0.6
42,957		Roche Holding AG — Genusschein	11,879,132	2.9
3,931		Syngenta AG	1,586,617	0.4
212,800		UBS AG — Reg	4,115,780	1.0
			31,906,721	7.8

		Taiwan: 1.6%
15,600		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	287,196	0.1
1,651,000		Taiwan Semiconductor Manufacturing Co., Ltd.	6,084,868	1.5
			6,372,064	1.6

		United Arab Emirates: 0.4%
42,036	@	Al Noor Hospitals Group Plc	572,909	0.2
154,319		NMC Health PLC	896,464	0.2
			1,469,373	0.4

		United Kingdom: 16.1%
48,093		ARM Holdings PLC	753,605	0.2
101,083		AstraZeneca PLC	5,351,395	1.3
520,390		BAE Systems PLC	3,796,013	0.9
399,738		Barclays PLC	1,681,897	0.4
206,323		BG Group PLC	4,208,957	1.0
199,917		BP PLC	1,551,890	0.4
35,381		British American Tobacco PLC	1,952,065	0.5
48,835		Burberry Group PLC	1,200,058	0.3
39,273		Carnival PLC	1,395,863	0.3
165,193		CRH PLC	4,028,399	1.0
15,386		Derwent Valley Holdings PLC	617,608	0.1
181,375		Diageo PLC	5,781,821	1.4
403,270		Direct Line Insurance Group PLC	1,454,868	0.3

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: (continued)
187,167		Experian Group Ltd.	$3,810,491	0.9
67,073		Great Portland Estates PLC	615,496	0.1
190,981		HSBC Holdings PLC	2,088,339	0.5
864,458		Kingfisher PLC	5,229,531	1.3
187,086		National Grid PLC	2,351,083	0.6
55,292		Pearson PLC	1,156,442	0.3
29,210		Reckitt Benckiser PLC	2,271,362	0.6
406,152		Rolls-Royce Holdings PLC	7,482,597	1.8
34,929,072	@	Rolls-Royce Holdings PLC — C shares	56,006	0.0
27,915		SABMiller PLC	1,455,522	0.4
45,507		Schroders PLC	1,878,196	0.5
88,300		Standard Chartered PLC	2,120,099	0.5
24,311		Tullow Oil PLC	367,469	0.1
68,532		WPP PLC	1,455,694	0.4
			66,112,766	16.1

		United States: 4.7%
17,821	@	Accenture PLC	1,309,843	0.3
103,909		Anheuser-Busch InBev Worldwide, Inc.	10,771,633	2.6
28,100	@	Covidien PLC	1,801,491	0.4
18,000	@	Liberty Global PLC — Class A	1,410,660	0.4
22,301		Schlumberger Ltd.	2,090,050	0.5
27,982		Yum! Brands, Inc.	1,892,143	0.5
			19,275,820	4.7

		Total Common Stock (Cost $345,491,672)	394,029,015	96.2

PREFERRED STOCK: 1.0%
		Germany: 1.0%
16,508		Volkswagen AG	4,186,584	1.0

		Total Preferred Stock (Cost $3,792,112)	4,186,584	1.0

		Total Long-Term Investments (Cost $349,283,784)	398,215,599	97.2

SHORT-TERM INVESTMENTS: 2.3%
		Mutual Funds: 2.3%
9,303,873		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $9,303,873)	9,303,873	2.3

		Total Short-Term Investments (Cost $9,303,873)	9,303,873	2.3

		Total Investments in Securities (Cost $358,587,657)	$407,519,472	99.5
		Assets in Excess of Other Liabilities	2,027,275	0.5
		Net Assets	$409,546,747	100.0

††	Rate shown is the 7-day yield as of October 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $361,076,324.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,411,116
Gross Unrealized Depreciation	(4,967,968)
Net Unrealized Appreciation	$46,443,148

Sector Diversification	Percentage of Net Assets
Financials	24.9%
Consumer Discretionary	16.5
Industrials	15.0
Health Care	10.9
Consumer Staples	9.9
Information Technology	9.3
Materials	4.5
Energy	4.1
Telecommunication Services	1.5
Utilities	0.6
Short-Term Investments	2.3
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2013
Asset Table
Investments, at fair value
Common Stock
Argentina	$928,982	$—	$—	$928,982
Austria	—	2,002,250	—	2,002,250
Belgium	—	1,610,052	—	1,610,052
Brazil	2,192,410	1,225,002	—	3,417,412
Canada	14,853,563	—	—	14,853,563
China	3,422,303	11,116,052	—	14,538,355
Cyprus	667,920	—	—	667,920
Denmark	—	2,519,608	—	2,519,608
Finland	—	2,417,595	—	2,417,595
France	4,577,817	59,670,086	—	64,247,903
Germany	—	16,879,393	—	16,879,393
Hong Kong	—	6,657,636	—	6,657,636
India	—	1,516,214	—	1,516,214
Italy	—	19,191,652	—	19,191,652
Japan	—	83,313,866	—	83,313,866
Macau	—	2,695,433	—	2,695,433
Malaysia	—	301,716	—	301,716
Mexico	2,745,162	—	—	2,745,162
Netherlands	5,153,949	1,620,303	—	6,774,252
Norway	1,242,638	—	—	1,242,638
Panama	1,179,871	—	—	1,179,871
Portugal	—	2,137,852	—	2,137,852
Russia	2,585,354	—	—	2,585,354
South Korea	—	1,912,755	—	1,912,755
Spain	—	5,634,298	—	5,634,298
Sweden	—	6,920,539	—	6,920,539
Switzerland	—	31,906,721	—	31,906,721
Taiwan	287,196	6,084,868	—	6,372,064
United Arab Emirates	1,469,373	—	—	1,469,373
United Kingdom	1,454,868	64,657,898	—	66,112,766
United States	8,504,187	10,771,633	—	19,275,820
Total Common Stock	51,265,593	342,763,422	—	394,029,015
Preferred Stock	—	4,186,584	—	4,186,584
Short-Term Investments	9,303,873	—	—	9,303,873
Total Investments, at fair value	$60,569,466	$346,950,006	$—	$407,519,472
Other Financial Instruments+
Forward Foreign Currency Contracts	—	305,858	—	305,858
Total Assets	$60,569,466	$347,255,864	$—	$407,825,330
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(429,527)	$—	$(429,527)
Total Liabilities	$—	$(429,527)	$—	$(429,527)

(1)	For the year ended October 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2013, securities valued at $2,259,082 were transferred from Level 2 to Level 1 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

At October 31, 2013, the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	Japanese Yen	537,749,400	Buy	01/06/14	$5,393,188	$5,471,330	$78,142
State Street Bank	British Pound	1,632,800	Buy	02/18/14	2,548,474	2,615,870	67,396
State Street Bank	British Pound	2,593,600	Buy	02/18/14	4,197,405	4,155,146	(42,259)
State Street Bank	Japanese Yen	358,575,900	Buy	01/06/14	3,584,304	3,648,330	64,026
							$167,305

State Street Bank	EU Euro	4,299,900	Sell	04/28/14	$5,936,270	$5,839,976	$96,294
State Street Bank	British Pound	4,226,400	Sell	02/18/14	6,547,167	6,771,016	(223,849)
State Street Bank	Japanese Yen	1,813,922,500	Sell	01/06/14	18,292,332	18,455,751	(163,419)
							$(290,974)

ING MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Australia: 3.9%
52,512		Amcor Ltd.	$537,955	0.2
47,593		Ansell Ltd.	876,712	0.2
315,051		Aristocrat Leisure Ltd.	1,504,354	0.5
41,047		Australia & New Zealand Banking Group Ltd.	1,313,523	0.4
122,430		Brambles Ltd.	1,074,784	0.3
35,096		Cochlear Ltd.	1,950,001	0.6
5,829		CSL Ltd.	383,170	0.1
83,391		Goodman Group	398,526	0.1
9,893		Macquarie Group Ltd.	475,851	0.2
115,640	@	Mesoblast Ltd.	720,329	0.2
23,087		Orica Ltd.	459,623	0.1
31,737		Santos Ltd.	454,222	0.1
132,638		Seek Ltd.	1,629,507	0.5
170,443		Treasury Wine Estates Ltd.	756,946	0.2
24,445		Woolworths Ltd.	806,112	0.2
			13,341,615	3.9

		Austria: 0.3%
74,178	@	UNIQA Insurance Group AG	908,454	0.3

		Belgium: 0.5%
11,207		Colruyt S.A.	625,213	0.2
5,910		Solvay S.A.	924,109	0.3
			1,549,322	0.5

		Brazil: 1.4%
73,100		BR Malls Participacoes S.A.	708,093	0.2
46,536		Cia Energetica de Minas Gerais ADR	417,428	0.1
122,500		Estacio Participacoes SA	946,009	0.3
20,720		Itau Unibanco Holding S.A.	320,021	0.1
56,690		Itau Unibanco Holding S.A. ADR	873,593	0.3
12,500		Lojas Renner SA	376,641	0.1
34,000		Petroleo Brasileiro SA ADR	617,440	0.2
24,900		Raia Drogasil SA	182,065	0.0
10,400		Tim Participacoes SA ADR	264,368	0.1
			4,705,658	1.4

		Canada: 1.4%
52,500		Eldorado Gold Corp.	353,978	0.1
18,050		First Quantum Minerals Ltd.	342,425	0.1
5,200	@	Lululemon Athletica, Inc.	359,060	0.1
15,500		MacDonald Dettwiler & Associates Ltd.	1,182,588	0.3
27,800		Rogers Communications, Inc.	1,261,685	0.4
10,000		Tim Hortons, Inc.	596,940	0.2
4,900	@	Valeant Pharmaceuticals International, Inc.	517,657	0.2
			4,614,333	1.4

		China: 2.6%
10,100	@	Baidu.com ADR	1,625,090	0.5
49,000		Beijing Enterprises Holdings Ltd.	402,226	0.1
36,000		Belle International Holdings	50,761	0.0
247,000		BOC Hong Kong Holdings Ltd.	806,660	0.3
448,000		China Construction Bank	348,556	0.1
116,000		China Merchants Holdings International Co., Ltd.	411,219	0.1
250,000		China Overseas Land & Investment Ltd.	774,755	0.2
203,000		China Shenhua Energy Co., Ltd.	617,501	0.2
28,819	L	Mindray Medical International Ltd. ADR	1,083,883	0.3
304,000		Parkson Retail Group Ltd.	104,362	0.0
3,000	@	Sina Corp.	250,680	0.1
139,000		Sun Art Retail Group Ltd.	227,676	0.1
7,700		Tencent Holdings Ltd.	419,884	0.1
152,000		Tsingtao Brewery Co., Ltd.	1,244,797	0.4
256,000		Want Want China Holdings Ltd.	393,622	0.1
5,472	@	Youku.com, Inc. ADR	149,057	0.0
			8,910,729	2.6

		Denmark: 2.0%
35,723		Carlsberg A/S	3,568,227	1.1
31,384	@	Danske Bank A/S	733,312	0.2
8,258		Novo-Nordisk A/S	1,375,392	0.4
29,001		Novozymes A/S	1,135,839	0.3
			6,812,770	2.0

		Finland: 1.4%
16,363		Kone OYJ	1,442,605	0.4
68,798	@	Nokia OYJ	522,921	0.2
38,701		Sampo OYJ	1,830,591	0.6
47,683		UPM-Kymmene OYJ	757,077	0.2
			4,553,194	1.4

		France: 7.4%
80,182		AXA S.A.	1,997,777	0.6
7,137		BioMerieux	716,694	0.2
58,192		BNP Paribas	4,293,024	1.3
18,656		Capgemini S.A.	1,223,428	0.4
20,932		Cie de Saint-Gobain	1,098,727	0.3
14,761		Edenred	501,103	0.1
25,352		Electricite de France SA	887,270	0.3
19,992		Eutelsat Communications	632,307	0.2
23,077		Gaz de France	571,938	0.2
7,544		Lafarge S.A.	520,504	0.1
23,838		Legrand S.A.	1,351,039	0.4

ING MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		France: (continued)
3,421		Pernod-Ricard S.A.	$410,893	0.1
32,086		Sanofi	3,421,125	1.0
15,019		Schneider Electric S.A.	1,263,820	0.4
17,868		Societe Generale	1,009,359	0.3
7,952		Sodexho Alliance S.A.	771,868	0.2
20,649		Suez Environnement S.A.	360,064	0.1
7,333		Technip S.A.	768,052	0.2
21,328		Total S.A.	1,308,541	0.4
21,127		Valeo SA	2,090,087	0.6
			25,197,620	7.4

		Germany: 5.4%
10,294		Adidas AG	1,172,961	0.3
6,097		Allianz AG	1,023,706	0.3
10,798		BASF AG	1,120,994	0.3
37,332		Bayer AG	4,631,138	1.4
16,486		Bayerische Motoren Werke AG	1,865,868	0.6
2,316		Brenntag AG	391,890	0.1
14,508		DaimlerChrysler AG	1,187,845	0.4
13,551		Deutsche Bank AG	654,911	0.2
76,562		Deutsche Telekom AG	1,203,155	0.4
4,416		Fresenius AG	573,259	0.2
10,580		Merck KGaA	1,759,997	0.5
15,278		Metro AG	716,327	0.2
14,051		RTL Group SA	1,526,225	0.4
6,302		SAP AG	493,147	0.1
			18,321,423	5.4

		Greece: 0.1%
222,003	@	Piraeus Bank SA	463,430	0.1

		Hong Kong: 2.3%
180,200		AIA Group Ltd.	915,026	0.3
358,000		Cafe de Coral Holdings Ltd.	1,228,654	0.4
157,000		Hang Lung Properties Ltd.	517,021	0.1
76,000		Hutchison Whampoa Ltd.	947,011	0.3
11,200		Jardine Matheson Holdings Ltd.	610,272	0.2
39,500		Jardine Strategic Holdings Ltd.	1,337,558	0.4
126,500		Kerry Properties Ltd.	548,572	0.1
756,000		Li & Fung Ltd.	1,068,803	0.3
66,000		Wharf Holdings Ltd.	555,407	0.2
			7,728,324	2.3

		India: 1.0%
13,983		Axis Bank Ltd.	277,907	0.1
11,482	@	Axis Bank Ltd. GDR	239,194	0.1
90,309		Bharti Airtel Ltd.	539,032	0.2
44,906		Housing Development Finance Corp.	623,983	0.2
10,701		ICICI Bank Ltd. ADR	399,361	0.1
3,295		Infosys Ltd.	176,083	0.0
54,287	@	Mahindra & Mahindra Ltd. GDR	716,163	0.2
56,699		Adani Ports and Special Economic Zone	134,180	0.0
142,124		Power Grid Corp. of India Ltd.	233,975	0.1
			3,339,878	1.0

		Indonesia: 0.1%
1,585,500		Sarana Menara Nusantara Tbk PT	376,312	0.1

		Ireland: 0.7%
141,221		James Hardie Industries SE	1,460,691	0.4
19,700	@	Ryanair Holdings PLC ADR	989,137	0.3
			2,449,828	0.7

		Israel: 0.2%
126,604	@, L	Protalix BioTherapeutics, Inc.	555,792	0.2

		Italy: 2.1%
30,241		Assicurazioni Generali S.p.A.	707,007	0.2
60,795		Altantia S.p.A.	1,332,456	0.4
118,800		ENI S.p.A.	3,015,980	0.9
36,409		Exor SpA	1,443,292	0.4
62,164		UniCredit SpA	466,642	0.2
			6,965,377	2.1

		Japan: 16.2%
34,500		AEON Financial Service Co., Ltd.	1,059,504	0.3
21,000		Air Water, Inc.	300,180	0.1
121,200		Asahi Group Holdings, Ltd.	3,277,795	1.0
81,800		Asics Corp.	1,442,184	0.4
22,800		Bridgestone Corp.	781,646	0.2
20,100		Daikin Industries Ltd.	1,156,421	0.3
106,000		Daiwa House Industry Co., Ltd.	2,123,581	0.6
34,400		Don Quijote Co., Ltd.	2,289,887	0.7
7,900		East Japan Railway Co.	686,279	0.2
16,100		FamilyMart Co., Ltd.	721,227	0.2
148,000		Hitachi Ltd.	1,035,276	0.3
28,100		Honda Motor Co., Ltd.	1,122,115	0.3
39,900		Inpex Holdings, Inc.	460,924	0.1
88,900		Japan Tobacco, Inc.	3,216,730	1.0
60,100		LIXIL Group Corp.	1,410,708	0.4
45,300		Kao Corp.	1,508,652	0.5
146,000		Kawasaki Heavy Industries Ltd.	570,498	0.2
15,000		Koito Manufacturing Co., Ltd.	273,056	0.1
15,600		Makita Corp.	788,882	0.2
18,000		Mitsubishi Estate Co., Ltd.	514,433	0.2
248,600		Mitsubishi UFJ Financial Group, Inc.	1,583,151	0.5
13,000		Mitsui Fudosan Co., Ltd.	430,637	0.1
98,000		Mitsui Sumitomo Insurance Group Holdings, Inc.	2,534,021	0.8
13,400		Nabtesco Corp.	327,061	0.1
13,400		Nippon Telegraph & Telephone Corp.	696,537	0.2
58,400		Nissan Motor Co., Ltd.	586,410	0.2
10,400		Nitto Denko Corp.	545,386	0.2

ING MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
61,600		Nomura Holdings, Inc.	$455,041	0.1
67,700		Olympus Corp.	2,165,819	0.6
71,100		ORIX Corp.	1,231,529	0.4
132,200		Rakuten, Inc.	1,722,519	0.5
43,000		Ricoh Co., Ltd.	454,115	0.1
15,900		Sankyo Co., Ltd.	756,187	0.2
62,600		Seven & I Holdings Co., Ltd.	2,316,741	0.7
19,200		Shimano, Inc.	1,680,463	0.5
5,000		SMC Corp.	1,164,091	0.3
10,800		Softbank Corp.	806,532	0.2
29,600		Sony Financial Holdings, Inc.	552,709	0.2
87,300		Sumitomo Corp.	1,136,062	0.3
41,500		Sumitomo Electric Industries Ltd.	621,850	0.2
72,900		Sumitomo Mitsui Financial Group, Inc.	3,523,687	1.0
73,600		THK Co., Ltd.	1,606,569	0.5
20,300		Toyota Motor Corp.	1,316,215	0.4
300,800		Yahoo! Japan Corp.	1,403,448	0.4
26,500		Yamato Holdings Co., Ltd.	569,906	0.2
			54,926,664	16.2

		Malaysia: 0.1%
500,800		Astro Malaysia Holdings Bhd	460,116	0.1

		Mexico: 0.1%
43,800		Grupo Financiero Banorte	280,379	0.1
32,200	@	Grupo Lala SAB de CV	71,497	0.0
			351,876	0.1

		Netherlands: 2.7%
11,396		ASML Holding NV	1,079,066	0.3
40,328		European Aeronautic Defence and Space Co. NV	2,763,469	0.8
12,300	@	NXP Semiconductor NV	518,076	0.2
124,569		Royal Dutch Shell PLC — Class A	4,148,781	1.2
15,385		Royal Dutch Shell PLC — Class B	532,633	0.2
			9,042,025	2.7

		New Zealand: 0.4%
344,174		Trade Me Ltd.	1,278,886	0.4

		Norway: 0.4%
4,285		Subsea 7 SA	90,623	0.0
59,886		Petroleum Geo-Services ASA	726,302	0.2
27,839		Telenor ASA	668,905	0.2
			1,485,830	0.4

		Oman: 0.0%
32,770		BankMuscat SAOG	50,900	0.0

		Philippines: 0.4%
2,047,300		Alliance Global Group, Inc.	1,249,207	0.3
612,200		LT Group, Inc.	235,219	0.1
			1,484,426	0.4

		Qatar: 0.1%
6,916		Qatar National Bank SAQ	315,400	0.1

		Russia: 0.2%
44,256		Sberbank of Russia ADR	565,149	0.2

		Singapore: 0.5%
107,775		United Overseas Bank Ltd.	1,804,866	0.5

		South Africa: 0.9%
136,746		Clicks Group Ltd.	852,877	0.3
143,824		Mediclinic International Ltd.	1,083,848	0.3
8,534		Naspers Ltd.	798,815	0.2
60,056		Woolworths Holdings Ltd./South Africa	451,701	0.1
			3,187,241	0.9

		South Korea: 1.2%
1,405		Hyundai Mobis	396,323	0.1
774		LG Household & Health Care Ltd.	402,349	0.1
361		NAVER Corp.	202,581	0.1
492		Samsung Electronics Co., Ltd.	678,497	0.2
3,413		Samsung Electronics Co., Ltd. GDR	2,365,483	0.7
			4,045,233	1.2

		Spain: 2.5%
53,235		Banco Bilbao Vizcaya Argentaria S.A.	622,156	0.2
23,125	L	Corporacion Financiera Alba SA	1,279,472	0.4
185,776		Distribuidora Internacional de Alimentacion SA	1,693,722	0.5
100,824	@	Gestevision Telecinco SA	1,230,491	0.3
5,241		Inditex S.A.	860,780	0.2
30,793		Red Electrica de Espana	1,917,324	0.6
36,640		Repsol YPF S.A.	982,353	0.3
			8,586,298	2.5

		Sweden: 5.1%
51,854		Assa Abloy AB	2,572,847	0.8
76,760		Atlas Copco AB — Class B	1,907,388	0.6
16,515		Electrolux AB	407,342	0.1
20,615		Elekta AB	304,466	0.1
65,009		Telefonaktiebolaget LM Ericsson	777,587	0.2
14,765		Hexagon AB	442,726	0.1
33,188		Investor AB	1,064,080	0.3
71,510		Kinnevik Investment AB	2,631,868	0.8
42,893		Nordea Bank AB	548,667	0.2
71,836		Scania AB — B Shares	1,439,830	0.4
21,954		Svenska Cellulosa AB SCA	622,422	0.2
71,759		Svenska Handelsbanken AB	3,245,412	0.9

ING MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Sweden: (continued)
54,288		Swedbank AB	$1,412,918	0.4
			17,377,553	5.1

		Switzerland: 8.1%
15,727		ABB Ltd.	400,686	0.1
8,186		Cie Financiere Richemont SA	837,016	0.3
51,237		Credit Suisse Group	1,593,879	0.5
2,761	@	Dufry Group	446,086	0.1
72,960		GAM Holding AG	1,363,321	0.4
4,448		Geberit AG — Reg	1,328,905	0.4
277,752		Glencore Xstrata PLC	1,511,599	0.4
8,026		Holcim Ltd.	596,970	0.2
7,897		Julius Baer Group Ltd.	387,393	0.1
43,072		Nestle S.A.	3,109,108	0.9
65,260		Novartis AG	5,065,650	1.5
13,087		Roche Holding AG — Genusschein	3,619,019	1.1
8,089		Schindler Holding AG	1,146,479	0.3
148		SGS S.A.	346,284	0.1
6,075		Sonova Holding AG — Reg	790,608	0.2
2,173		Swatch Group AG — BR	1,387,876	0.4
14,606		Swiss Re Ltd.	1,282,154	0.4
1,614		Syngenta AG	651,437	0.2
82,823		UBS AG — Reg	1,601,885	0.5
			27,466,355	8.1

		Taiwan: 1.0%
190,986	L	Hon Hai Precision Industry Co., Ltd. GDR	947,672	0.3
145,000		Quanta Computer, Inc.	343,765	0.1
236,000		Taiwan Semiconductor Manufacturing Co., Ltd.	869,793	0.3
58,100		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,069,621	0.3
			3,230,851	1.0

		Thailand: 0.3%
167,900		CP ALL PCL	211,833	0.1
1,133,600		Krung Thai Bank PCL	741,438	0.2
			953,271	0.3

		Turkey: 0.6%
103,766		KOC Holding AS	508,221	0.2
375,953		Turkiye Garanti Bankasi A/S	1,507,509	0.4
			2,015,730	0.6

		United Arab Emirates: 0.2%
33,915		DP World Ltd.	573,163	0.2

		United Kingdom: 20.6%
34,000		Amec PLC	641,252	0.2
37,665		ARM Holdings PLC	590,201	0.2
22,103	@	ASOS PLC	2,009,329	0.6
344,272		Barclays PLC	1,448,524	0.4
238,896		BG Group PLC	4,873,442	1.4
65,325		BHP Billiton PLC	2,015,847	0.6
33,537		British American Tobacco PLC	1,850,327	0.5
42,292		British Sky Broadcasting PLC	635,441	0.2
20,725		Burberry Group PLC	509,290	0.2
53,461		Capita Group PLC	845,127	0.2
110,742		Centrica PLC	626,333	0.2
136,214	@	CNH Industrial NV	1,610,873	0.5
42,277		Compass Group PLC	607,999	0.2
11,808		Diageo PLC	376,412	0.1
351,809		Direct Line Insurance Group PLC	1,269,213	0.4
39,276		Experian Group Ltd.	799,611	0.2
26,239		GlaxoSmithKline PLC	691,728	0.2
97,000		Hargreaves Lansdown PLC	1,847,894	0.5
213,955		HSBC Holdings PLC	2,345,252	0.7
207,600	@	Imagination Technologies Group PLC	924,498	0.3
30,000		Imperial Tobacco Group PLC	1,120,028	0.3
240,750		Informa PLC	2,156,758	0.6
27,008		InterContinental Hotels Group PLC	786,932	0.2
218,175	@	International Consolidated Airlines Group SA	1,214,296	0.4
35,333		Intertek Group PLC	1,885,004	0.6
126,685		John Wood Group PLC	1,649,504	0.5
42,090		Johnson Matthey PLC	2,025,528	0.6
136,000	L	Kazakhmys PLC	572,199	0.2
87,228		Kingfisher PLC	527,685	0.2
175,365		Ladbrokes PLC	536,762	0.2
1,834,505	@	Lloyds TSB Group PLC	2,268,930	0.7
191,066	@	Mitchells & Butlers PLC	1,227,367	0.4
32,099	@	Partnership Assurance Group plc	209,989	0.0
25,332		Pearson PLC	529,823	0.2
172,487		Prudential PLC	3,527,517	1.0
95,695		Reed Elsevier PLC	1,340,538	0.4
260,833		Rexam PLC	2,171,998	0.6
53,330		Rightmove PLC	2,266,238	0.7
19,307		Rio Tinto PLC	976,945	0.3
42,367		Rolls-Royce Holdings PLC	780,533	0.2
3,643,562	@	Rolls-Royce Holdings PLC—C shares	5,842	0.0
10,875		SABMiller PLC	567,036	0.2
45,827		Serco Group PLC	409,508	0.1
19,674		Signet Jewelers Ltd.	1,469,294	0.4
144,528		Standard Chartered PLC	3,470,144	1.0
638,108		Taylor Wimpey PLC	1,125,865	0.3
58,691		Tullow Oil PLC	887,135	0.3
78,552		Unilever PLC	3,185,392	0.9
601,305	@	Vodafone Group PLC	2,202,454	0.6
27,000		Weir Group PLC	975,200	0.3
61,747		WPP PLC	1,311,574	0.4
			69,902,611	20.6

		United States: 2.8%
31,669		Anheuser-Busch InBev Worldwide, Inc.	3,282,939	1.0
14,800	@	Avago Technologies Ltd.	672,364	0.2
3,900		Carnival Corp.	135,135	0.0
33,550		Coca-Cola Enterprises, Inc.	1,400,042	0.4
12,000		Las Vegas Sands Corp.	842,640	0.3

ING MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
9,700	@	Liberty Global PLC — Class A	$760,189	0.2
5,764	@	Mettler Toledo International, Inc.	1,426,359	0.4
11,700	@	NII Holdings, Inc.	40,248	0.0
4,440	@, X	Peixe Urbano, Inc.	22,111	0.0
800	@	Priceline.com, Inc.	843,064	0.3
			9,425,091	2.8

		Total Common Stock (Cost $277,998,252)	329,323,594	97.2

PREFERRED STOCK: 0.3%
		Brazil: 0.1%
23,700		Banco Bradesco SA	341,503	0.1

		Germany: 0.2%
2,751		Volkswagen AG	697,680	0.2

		United States: 0.0%
911	@, X	Peixe Urbano, Inc.	4,537	0.0

		Total Preferred Stock (Cost $879,908)	1,043,720	0.3

		Total Long-Term Investments (Cost $278,878,160)	330,367,314	97.5

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
		Securities Lending Collateralcc(1): 1.0%
536,377		BNP Paribas Bank, Repurchase Agreement dated 10/31/13, 0.09%, due 11/01/13 (Repurchase Amount $536,378, collateralized by various U.S. Government Securities, 0.250%–3.125%, Market Value plus accrued interest $547,105, due 02/28/14–02/15/43)	536,377	0.1
1,000,000		Citigroup, Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 1.625%–7.000%, Market Value plus accrued interest $1,020,000, due 01/01/14–10/01/43)	1,000,000	0.3
1,000,000		Deutsche Bank AG, Repurchase Agreement dated 10/31/13, 0.12%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 2.000%–7.000%, Market Value plus accrued interest $1,020,000, due 07/01/25–11/01/47)	1,000,000	0.3
1,000,000		Mizuho Securities USA Inc., Repurchase Agreement dated 10/31/13, 0.11%, due 11/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $1,020,002, due 11/15/13–04/01/43)	1,000,000	0.3
			3,536,377	1.0

Shares			Value	Percentage of Net Assets
		Affiliated Investment Companies: 0.2%
642,812		T. Rowe Price Reserve Investment Fund, 0.041%†† (Cost $642,812)	642,812	0.2

		Mutual Funds: 1.0%
3,264,646		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,264,646)	3,264,646	1.0

		Total Short-Term Investments (Cost $7,443,835)	7,443,835	2.2

		Total Investments in Securities (Cost $286,321,995)	$337,811,149	99.7
		Assets in Excess of Other Liabilities	862,025	0.3
		Net Assets	$338,673,174	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2013.

ING MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2013 (CONTINUED)

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $288,999,547.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,730,978
Gross Unrealized Depreciation	(6,919,376)
Net Unrealized Appreciation	$48,811,602

Sector Diversification	Percentage of Net Assets
Financials	23.4%
Consumer Discretionary	17.1
Industrials	14.6
Consumer Staples	11.3
Health Care	10.2
Energy	6.4
Information Technology	5.3
Materials	5.2
Telecommunication Services	2.4
Utilities	1.6
Short-Term Investments	2.2
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 6, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 6, 2014

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: January 6, 2014

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